As filed with the Securities and Exchange Commission on November 28, 2011

Registration Nos. 333-28339; 811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 73	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 75	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir

ProShare Advisors LLC

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP One International Place Boston, MA 02110	Amy R. Doberman ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CLASSIC PROFUNDS
	INVESTOR CLASS	SERVICE CLASS
Bull	BLPIX	BLPSX
Mid-Cap	MDPIX	MDPSX
Small-Cap	SLPIX	SLPSX
NASDAQ-100	OTPIX	OTPSX
Large-Cap Value	LVPIX	LVPSX
Large-Cap Growth	LGPIX	LGPSX
Mid-Cap Value	MLPIX	MLPSX
Mid-Cap Growth	MGPIX	MGPSX
Small-Cap Value	SVPIX	SVPSX
Small-Cap Growth	SGPIX	SGPSX
Europe 30	UEPIX	UEPSK

ULTRA PROFUNDS
UltraBull	ULPIX	ULPSX
UltraMid-Cap	UMPIX	UMPSX
UltraSmall-Cap	UAPIX	UAPSX
UltraDow 30	UDPIX	UDPSX
UltraNASDAQ-100	UOPIX	UOPSX
UltraInternational	UNPIX	UNPSX
UltraEmerging Markets	UUPIX	UUPSX
UltraLatin America	UBPIX	UBPSX
UltraChina	UGPIX	UGPSX
UltraJapan	UJPIX	UJPSX

INVERSE PROFUNDS
Bear	BRPIX	BRPSX
Short Small-Cap	SHPIX	SHPSX
Short NASDAQ-100	SOPIX	SOPSX
UltraBear	URPIX	URPSX
UltraShort Mid-Cap	UIPIX	UIPSX
UltraShort Small-Cap	UCPIX	UCPSX
UltraShort Dow 30	UWPIX	UWPSX
UltraShort NASDAQ-100	USPIX	USPSX
UltraShort International	UXPIX	UXPSX
UltraShort Emerging Markets	UVPIX	UVPSX
UltraShort Latin America	UFPIX	UFPSX
UltraShort China	UHPIX	UHPXS
UltraShort Japan	UKPIX	UKPSX

ULTRASECTOR PROFUNDS
	INVESTOR CLASS	SERVICE CLASS
Banks	BKPIX	BKPSX
Basic Materials	BMPIX	BMPSX
Biotechnology	BIPIX	BIPSX
Consumer Goods	CNPIX	CNPSX
Consumer Services	CYPIX	CYPSX
Financials	FNPIX	FNPSX
Health Care	HCPIX	HCPSX
Industrials	IDPIX	IDPSX
Internet	INPIX	INPSX
Mobile Telecommunications	WCPIX	WCPSX
Oil & Gas	ENPIX	ENPSX
Oil Equipment, Services & Distribution	OEPIX	OEPSX
Pharmaceuticals	PHPIX	PHPSX
Precious Metals	PMPIX	PMPSX
Real Estate	REPIX	REPSX
Semiconductor	SMPIX	SMPSX
Technology	TEPIX	TEPSX
Telecommunications	TCPIX	TCPSX
Utilities	UTPIX	UTPSX

INVERSE SECTOR PROFUNDS
Short Oil & Gas	SNPIX	SNPSX
Short Precious Metals	SPPIX	SPPSX
Short Real Estate	SRPIX	SRPSX

NON-EQUITY PROFUNDS
U.S. Government Plus	GVPIX	GVPSX
Rising Rates Opportunity 10	RTPIX	RTPSX
Rising Rates Opportunity	RRPIX	RRPSX
Rising U.S. Dollar	RDPIX	RDPSX
Falling U.S. Dollar	FDPIX	FDPSX

DECEMBER 1, 2011

Prospectus	Investor and Service Class Shares

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section
4	Bull
7	Mid-Cap
10	Small-Cap
13	NASDAQ-100
17	Large-Cap Value
20	Large-Cap Growth
23	Mid-Cap Value
26	Mid-Cap Growth
29	Small-Cap Value
32	Small-Cap Growth
35	Europe 30
38	UltraBull
42	UltraMid-Cap
47	UltraSmall-Cap
52	UltraDow 30
57	UltraNASDAQ-100
62	UltraInternational
67	UltraEmerging Markets
72	UltraLatin America
77	UltraChina
83	UltraJapan
88	Bear
93	Short Small-Cap
98	Short NASDAQ-100
103	UltraBear
108	UltraShort Mid-Cap
113	UltraShort Small-Cap
118	UltraShort Dow 30
123	UltraShort NASDAQ-100
128	UltraShort International
133	UltraShort Emerging Markets
138	UltraShort Latin America
144	UltraShort China
150	UltraShort Japan
156	Banks

161	Basic Materials
166	Biotechnology
171	Consumer Goods
176	Consumer Services
181	Financials
186	Health Care
191	Industrials
196	Internet
201	Mobile Telecommunications
206	Oil & Gas
211	Oil Equipment, Services & Distribution
216	Pharmaceuticals
221	Precious Metals
226	Real Estate
231	Semiconductor
236	Technology
241	Telecommunications
246	Utilities
251	Short Oil & Gas
256	Short Precious Metals
261	Short Real Estate
266	U.S. Government Plus
271	Rising Rates Opportunity 10
276	Rising Rates Opportunity
281	Rising U.S. Dollar
285	Falling U.S. Dollar
289	Investment Objectives, Principal Investment Strategies and Related Risks
301	ProFunds Management
305	General ProFunds Information
309	Shareholder Services Guide
319	Financial Highlights

3

Summary Section

4	:: Bull ProFund ::	TICKERS :: Investor Class BLPIX :: Service Class BLPSX

Important Information About the Fund

Investment Objective

The Bull ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® (the “Index”).

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2011, the Index included companies with capitalizations between $721.1 million and $353.5 billion. The average capitalization of the companies comprising the Index was approximately $21.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.96%	0.96%

Total Annual Fund Operating Expenses*	1.71%	2.71%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$174	$539	$928	$2,019
Service Class	$274	$841	$1,435	$3,041

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 74% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

FUND NUMBERS :: Investor Class 004 :: Service Class 024 ::	Bull ProFund ::	5

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective, and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

6	:: Bull ProFund ::	TICKERS :: Investor Class BLPIX :: Service Class BLPSX

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 15.35%;

Worst Quarter (ended 12/31/2008): -22.49%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -10.21%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	12.65%	0.58%	-0.79%
– After Taxes on Distributions	12.65%	0.53%	-0.82%
– After Taxes on Distributions and Sale of Shares	8.22%	0.50%	-0.67%
Service Class Shares	11.52%	-0.43%	-1.76%
S&P 500®#	15.08%	2.29%	1.41%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 016 :: Service Class 036 ::	Mid-Cap ProFund ::	7

Important Information About the Fund

Investment Objective

The Mid-Cap ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400® (the “Index”).

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2011, the Index included companies with capitalizations between $209.8 million and $14.2 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion. The Index is published under the Bloomberg ticker symbol “MID.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses:
Recoupment*	0.01%	0.01%
Other Operating Expenses**	0.95%	0.95%

Total Annual Fund Operating Expenses*	1.71%	2.71%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

**	“Acquired Fund Fees and Expenses” for the fiscal year end July 31, 2011 were less than 0.01% and are included in “Other Operating Expenses.”

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$174	$539	$928	$2,019
Service Class	$274	$841	$1,435	$3,041

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 59% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct

8	:: Mid-Cap ProFund ::	TICKERS :: Investor Class MDPIX :: Service Class MDPSX

conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the

Index reverses all or a portion of its intraday move by the end of the day. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective, and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

FUND NUMBERS :: Investor Class 016 :: Service Class 036 ::	Mid-Cap ProFund ::	9

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 19.33%;

Worst Quarter (ended 12/31/2008): -26.82%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -14.37%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	24.00%	3.27%	5.45%
– After Taxes on Distributions	24.00%	3.20%	5.37%
– After Taxes on Distributions and Sale of Shares	15.60%	2.81%	4.75%
Service Class Shares	22.75%	2.24%	4.46%	09/04/01
S&P MidCap 400®#	26.65%	5.73%	8.17%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

10	:: Small-Cap ProFund ::	TICKERS :: Investor Class SLPIX :: Service Class SLPSX

Important Information About the Fund

Investment Objective

The Small-Cap ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index (the “Index”).

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of September 30, 2011, the Index included companies with capitalizations between $23.1 million and $3.3 billion. The average capitalization of the companies comprising the Index was approximately $585.0 million. The Index is published under the Bloomberg ticker symbol “RTY.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.10%	1.10%
Acquired Fund Fees and Expenses*	0.02%	0.02%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.87%	2.87%
Fee Waivers/Reimbursements**	-0.12%	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.75%	2.75%

*	“Acquired Fund Fees and Expenses” are not directly bourne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in the “Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$178	$576	$1,000	$2,181
Service Class	$278	$878	$1,503	$3,186

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 94% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type,

FUND NUMBERS :: Investor Class 013 :: Service Class 033 ::	Small-Cap ProFund ::	11

quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of its the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective, and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments

12	:: Small-Cap ProFund ::	TICKERS :: Investor Class SLPIX :: Service Class SLPSX

with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 21.69%;

Worst Quarter (ended 12/31/2008): -26.60%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -17.64%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	25.56%	2.81%	4.88%
– After Taxes on Distributions	25.56%	2.72%	4.72%
– After Taxes on Distributions and Sale of Shares	16.61%	2.39%	4.19%
Service Class Shares	24.21%	1.78%	3.81%	09/04/01
Russell 2000 Index#	26.86%	4.48%	7.12%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 040 :: Service Class 070 ::	NASDAQ-100 ProFund ::	13

Important Information About the Fund

Investment Objective

The NASDAQ-100 ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index® (the “Index”).

The Index, a modified market capitalization weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of September 30, 2011, the Index included companies with capitalizations between $3.2 billion and $353.5 billion. The average capitalization of the companies comprising the Index was approximately $25.6 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.95%	0.95%

Total Annual Fund Operating Expenses*	1.65%	2.65%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$168	$520	$897	$1,955
Service Class	$268	$823	$1,405	$2,983

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 62% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to its Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same

14 ::	NASDAQ-100 ProFund ::	TICKERS :: Investor Class OTPIX :: Service Class OTPSX

extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 30% and 47%, respectively, of the market capitalization of the Index.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective, and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that

FUND NUMBERS :: Investor Class 040 :: Service Class 070 ::	NASDAQ-100 ProFund ::	15

could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 34.57%;

Worst Quarter (ended 9/30/2001): -36.65%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -4.37%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	17.65%	5.10%	-1.29%
– After Taxes on Distributions	16.66%	4.66%	-1.60%
– After Taxes on Distributions and Sale of Shares	11.63%	4.18%	-1.24%
Service Class Shares	16.52%	4.05%	-2.30%
NASDAQ-100 Index#	20.16%	6.80%	-0.13%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

16	:: NASDAQ-100 ProFund ::	TICKERS :: Investor Class OTPIX :: Service Class OTPSX

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 068 :: Service Class 098 ::	Large-Cap Value ProFund ::	17

Important Information About the Fund

Investment Objective

The Large-Cap Value ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Value Index (the “Index”).

The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2011, the Index included companies with capitalizations between $721.1 million and $353.1 billion. The average capitalization of the companies comprising the Index was approximately $20.7 billion. The Index is published under the Bloomberg ticker symbol “SVX.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.14%	1.14%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.89%	2.89%
Fee Waivers/Reimbursements*	-0.16%	-0.16%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year.

Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$578	$1,006	$2,199
Service Class	$276	$880	$1,509	$3,203

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 733% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs

18	:: Large-Cap Value ProFund ::	TICKERS :: Investor Class LVPIX :: Service Class LVPSX

for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 17.91%;

Worst Quarter (ended 12/31/2008): -24.42%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -13.03%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				10/01/02
– Before Taxes	12.66%	-1.17%	4.67%
– After Taxes on Distributions	12.66%	-1.86%	4.16%
– After Taxes on Distributions and Sale of Shares	8.23%	-1.22%	3.87%
Service Class Shares	11.55%	-2.15%	3.65%	10/01/02
S&P 500® Value Index#	15.16%	0.90%	7.26%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

FUND NUMBERS :: Investor Class LVPIX :: Service Class LVPSX ::	Large-Cap Value ProFund ::	19

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

20	:: Large-Cap Growth ProFund ::	TICKERS :: Investor Class LGPIX :: Service Class LGPSX

Important Information About the Fund

Investment Objective

The Large-Cap Growth ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Growth Index (the “Index”).

The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2011, the Index included companies with capitalizations between $927.5 million and $353.5 billion. The average capitalization of the companies comprising the Index was approximately $22.6 billion. The Index is published under the Bloomberg ticker symbol “SGX.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.16%	1.16%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.91%	2.91%
Fee Waivers/Reimbursements*	-0.18%	-0.18%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year.

Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$583	$1,015	$2,218
Service Class	$276	$884	$1,517	$3,220

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 453% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the consumer goods industry group, which comprised approximately 28% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take

FUND NUMBERS :: Investor Class 069 :: Service Class 099 ::	Large-Cap Growth ProFund ::	21

advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 14.04%;

Worst Quarter (ended 12/31/2008): -20.91%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -6.86%.

22	:: Large-Cap Growth ProFund ::	TICKERS :: Investor Class LGPIX :: Service Class LGPSX

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				10/01/02
– Before Taxes	12.62%	1.40%	4.19%
– After Taxes on Distributions	12.62%	1.22%	3.99%
– After Taxes on Distributions and Sale of Shares	8.20%	1.12%	3.55%
Service Class Shares	11.52%	0.41%	3.21%	10/01/02
S&P 500® Growth Index#	15.11%	3.61%	6.69%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 017 :: Service Class 037 ::	Mid-Cap Value ProFund ::	23

Important Information About the Fund

Investment Objective

The Mid-Cap Value ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400® Value Index (the “Index”).

The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2011, the Index included companies with capitalizations between $209.8 million and $9.2 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion. The Index is published under the Bloomberg ticker symbol “MIDV.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.09%	1.09%
Acquired Fund Fees and Expenses*	0.03%	0.03%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.87%	2.87%
Fee Waivers/Reimbursements**	-0.11%	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.76%	2.76%
*	“Acquired Fund Fees and Expenses” are not directly bourne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in the “Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$179	$577	$1,001	$2,181
Service Class	$279	$879	$1,504	$3,187

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 678% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the financial services industry group, which comprised approximately 26% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

24	:: Mid-Cap Value ProFund ::	TICKERS :: Investor Class MLPIX :: Service Class MLPSX

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective, and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

FUND NUMBERS :: Investor Class 017 :: Service Class 037 ::	Mid-Cap Value ProFund ::	25

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 20.54%;

Worst Quarter (ended 12/31/2008): -26.05%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -16.91%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	20.49%	2.37%	5.52%
– After Taxes on Distributions	20.49%	2.15%	5.18%
– After Taxes on Distributions and Sale of Shares	13.32%	1.96%	4.67%
Service Class Shares	19.27%	1.35%	4.50%	09/04/01
S&P MidCap 400® Value Index#	22.81%	4.79%	8.57%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

26	:: Mid-Cap Growth ProFund ::	TICKERS :: Investor Class MGPIX :: Service Class MGPSX

Important Information About the Fund

Investment Objective

The Mid-Cap Growth ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400® Growth Index (the “Index”).

The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2011, the Index included companies with capitalizations between $772.6 million and $14.2 billion. The average capitalization of the companies comprising the Index was approximately $2.8 billion. The Index is published under the Bloomberg ticker symbol “MIDG.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses:
Recoupment*	0.02%	0.02%
Other Operating Expenses	1.01%	1.01%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%	2.78%
Fee Waivers/Reimbursements*	-0.05%	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$555	$960	$2,090
Service Class	$276	$857	$1,465	$3,105

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 426% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the consumer goods industry group, which comprised approximately 26% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use

FUND NUMBERS :: Investor Class 018 :: Service Class 038 ::	Mid-Cap Growth ProFund ::	27

the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective.

Consumer Goods Industry Risk —The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

Annual Total Return: The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

28	:: Mid-Cap Growth ProFund ::	TICKERS :: Investor Class MGPIX :: Service Class MGPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 18.14%;

Worst Quarter (ended 12/31/2008): -25.91%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -11.49%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	28.19%	4.90%	5.14%
– After Taxes on Distributions	28.19%	4.43%	4.86%
– After Taxes on Distributions and Sale of Shares	18.32%	3.98%	4.34%
Service Class Shares	26.81%	3.86%	4.10%	09/04/01
S&P MidCap400® Growth Index#	30.65%	6.71%	7.73%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of your shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 014 :: Service Class 034 ::	Small-Cap Value ProFund ::	29

Important Information About the Fund

Investment Objective

The Small-Cap Value ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600® Value Index (the “Index”).

The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the value end of the growth-value spectrum. It is a float adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of September 30, 2011, the Index included companies with capitalizations between $40.3 million and $2.7 billion. The average capitalization of the companies comprising the Index was approximately $670.0 million. The Index is published under the Bloomberg ticker symbol “SMLV.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.21%	1.21%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.96%	2.96%
Fee Waivers/Reimbursements**	-0.23%	-0.23%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	“Acquired Fund Fees and Expenses” for the fiscal year end July 31, 2011 were less than 0.01% and are included in “Other Expenses.”

**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$593	$1,036	$2,267
Service Class	$276	$894	$1,537	$3,264

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 877% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the financial services industry group, which comprised approximately 25% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation

30	:: Small-Cap Value ProFund ::	TICKERS :: Investor Class SVPIX :: Service Class SVPSX

strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

FUND NUMBERS :: Investor Class 014 :: Service Class 034 ::	Small-Cap Value ProFund ::	31

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 21.44%;

Worst Quarter (ended 12/31/2008): -25.06%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -17.93%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	21.30%	1.77%	4.60%
– After Taxes on Distributions	21.30%	1.66%	4.51%
– After Taxes on Distributions and Sale of Shares	13.84%	1.50%	3.98%
Service Class Shares	20.10%	0.73%	3.54%	09/04/01
S&P SmallCap 600® Value Index#	25.01%	4.19%	7.66%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

32	:: Small-Cap Growth ProFund ::	TICKERS :: Investor Class SGPIX :: Service Class SGPSX

Important Information About the Fund

Investment Objective

The Small-Cap Growth ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P Small Cap 600® Growth Index (the “Index”).

The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the growth end of the growth-value spectrum. It is a float-adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float. As of September 30, 2011, the Index included companies with capitalizations between $40.3 million and $5.2 billion. The average capitalization of the companies comprising the Index was approximately $813.0 million. The Index is published under the Bloomberg ticker symbol “SMLG.”

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.03%	1.03%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%	2.78%
Fee Waivers/Reimbursements*	-0.05%	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year.

Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$555	$960	$2,090
Service Class	$276	$857	$1,465	$3,105

The Fund pays transaction costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 530% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the consumer goods industry group, which comprised approximately 27% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs

FUND NUMBERS :: Investor Class 015 :: Service Class 035 ::	Small-Cap Growth ProFund ::	33

for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests,

the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 20.99%;

Worst Quarter (ended 12/31/2008): -26.60%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -11.88%.

34	:: Small-Cap Growth ProFund ::	TICKERS :: Investor Class SGPIX :: Service Class SGPSX

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	25.59%	3.40%	5.95%
– After Taxes on Distributions	25.59%	3.02%	5.27%
– After Taxes on Distributions and Sale of Shares	16.63%	2.73%	4.75%
Service Class Shares	24.40%	2.37%	4.95%	09/04/01
S&P SmallCap 600® Growth Index#	28.43%	5.27%	8.35%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 002 :: Service Class 022 ::	Europe 30 ProFund ::	35

Important Information About the Fund

Investment Objective

The Europe 30 ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index (the “Index”).

The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on The NASDAQ Stock Market as depositary receipts or ordinary shares. The component companies in the Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of September 30, 2011, the Index included companies with capitalizations between $6.5 billion and $195.8 billion. The average capitalization of the companies comprising the Index was approximately $68.4 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses:
Recoupment*	0.05%	0.05%
Other Operating Expenses	0.93%	0.93%

Total Annual Fund Operating Expenses*	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

The Fund pays transaction and financing costs associated with transacting in securities. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,579% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and depositary receipts that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities and/or depositary receipts based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or depositary receipts that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

36	:: Europe 30 ProFund ::	TICKERS :: Investor Class UEPIX :: Service Class UEPSX

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments in foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Portfolio Turnover Risk — The Fund’s strategy typically involves high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

The performance information that follows reflects performance during a period (prior to September 4, 2001) when the Fund pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to twice (2x) the daily

FUND NUMBERS :: Investor Class 002 :: Service Class 022 ::	Europe 30 ProFund ::	37

performance of a different benchmark index, the ProFunds Europe Index (“PEI”). The PEI averaged, on an equal-weighted basis, the daily U.S. dollar results of three European stock indexes: the Financial Times Stock Exchange 100 Index, the DeutscheAtkien Index and the CAC-40.

Annual Returns of Investor Class Shares

as of December 31 each year

Best Quarter (ended 6/30/2009): 25.86%;

Worst Quarter (ended 3/31/2001): -29.62%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -16.50%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	1.95%	-0.05%	-3.41%
– After Taxes on Distributions	1.95%	-0.41%	-3.60%
– After Taxes on Distributions and Sale of Shares	1.27%	-0.01%	-2.82%
Service Class Shares	0.92%	-1.00%	-3.55%
Dow Jones STOXX 50 Index#	-11.92%	-2.36%	-1.77%
ProFunds Europe 30 Index+	2.57%	-0.74%	-0.70%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
+	Reflects no deduction for fees, expenses or taxes.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

38	:: UltraBull ProFund ::	TICKERS :: Investor Class ULPIX :: Service Class ULPSX

Important Information About the Fund

The UltraBull ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the S&P 500® (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2011, Index included companies with capitalizations between $721.1 million and $353.5 billion. The average capitalization of the companies comprising the Index was approximately $21.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.87%	0.87%

Total Annual Fund Operating Expenses*	1.62%	2.62%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$511	$881	$1,922
Service Class	$265	$814	$1,390	$2,954

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 450% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future

FUND NUMBERS :: Investor Class 005 :: Service Class 025 ::	UltraBull ProFund ::	39
delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder's investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the

40	:: UltraBull ProFund ::	TICKERS :: Investor Class ULPIX :: Service Class ULPSX

Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 26.06%. The Index’s highest September to September volatility rate during the five year period was 42.69% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -1.18%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

FUND NUMBERS :: Investor Class 005 :: Service Class 025 ::	UltraBull ProFund ::	41

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares

as of December 31 each year

Best Quarter (ended 9/30/2009): 31.36%;

Worst Quarter (ended 12/31/2008): -45.85%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -21.84%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	23.54%	-6.31%	-6.83%
– After Taxes on Distributions	23.54%	-6.39%	-6.88%
– After Taxes on Distributions and Sale of Shares	15.30%	-5.22%	-5.47%
Service Class Shares	22.23%	-7.24%	-7.71%
S&P 500®#	15.08%	2.29%	1.41%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

42	:: UltraMid-Cap ProFund ::	TICKERS :: Investor Class UMPIX :: Service Class UMPSX

Important Information About the Fund

The UltraMid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the S&P MidCap 400® (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2011, the Index included companies with capitalizations between $209.8 million and $14.2 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.89%	0.89%

Total Annual Fund Operating Expenses**	1.64%	2.64%

*	“Acquired Fund Fees and Expenses” for the fiscal year end July 31, 2011 were less than 0.01% and are included in “Other Expenses.”

**	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$167	$517	$892	$1,944
Service Class	$267	$820	$1,400	$2,973

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 82% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 011 :: Service Class 031 ::	UltraMid-Cap ProFund ::	43
•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which exposure is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder's investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

44	:: UltraMid-Cap ProFund ::	TICKERS :: Investor Class UMPIX :: Service Class UMPSX

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 28.96%. The Index’s highest September to September volatility rate during the five year period was 47.74% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 2.19%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

FUND NUMBERS :: Investor Class 011 :: Service Class 031 ::	UltraMid-Cap ProFund ::	45

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 41.37%;

Worst Quarter (ended 12/31/2008): -51.93%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -29.58%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	50.06%	-1.08%	2.28%
– After Taxes on Distributions	50.06%	-1.13%	2.26%
– After Taxes on Distributions and Sale of Shares	32.54%	-0.91%	1.97%
Service Class Shares	48.58%	-2.04%	1.32%
S&P MidCap 400®#	26.65%	5.73%	7.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

46	:: UltraMid-Cap ProFund ::	TICKERS :: Investor Class UMPIX :: Service Class UMPSX

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 010 :: Service Class 030 ::	UltraSmall-Cap ProFund ::	47

Important Information About the Fund

The UltraSmall-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Russell 2000® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of September 30, 2011, the Index included companies with capitalizations between $23.1 million and $3.3 billion. The average capitalization of the companies comprising the Index was approximately $585.0 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.95%	0.95%
Acquired Fund Fees and Expenses**	0.01%	0.01%

Total Annual Fund Operating Expenses*	1.71%	2.71%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

**	“Acquired Fund Fees and Expenses” are not directly bourne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in the “Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$174	$539	$928	$2,019
Service Class	$274	$841	$1,435	$3,041

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 102% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular

48	:: UltraSmall-Cap ProFund ::	TICKERS :: Investor Class UAPIX :: Service Class UAPSX

predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the underlying Index, which exposure is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period.

FUND NUMBERS :: Investor Class 010 :: Service Class 030 ::	UltraSmall-Cap ProFund ::	49

Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 32.48%. The Index’s highest September to September volatility rate during the five year period was 51.70% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -1.02%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.
In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

50	:: UltraSmall-Cap ProFund ::	TICKERS :: Investor Class UAPIX :: Service Class UAPSX

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 48.14%;

Worst Quarter (ended 12/31/2008): -53.60%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -36.54%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	49.62%	-5.02%	-0.53%
– After Taxes on Distributions	49.62%	-5.03%	-0.55%
– After Taxes on Distributions and Sale of Shares	32.25%	-4.20%	-0.45%
Service Class Shares	48.03%	-6.02%	-1.54%
Russell 2000 Index#	26.86%	4.48%	6.37%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

FUND NUMBERS :: Investor Class 010 :: Service Class 030 ::	UltraSmall-Cap ProFund ::	51

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

52	:: UltraDow 30 ProFund ::	TICKERS :: Investor Class UDPIX :: Service Class UDPSX

Important Information About the Fund

The UltraDow 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire Index is reviewed. As of September 30, 2011, the Index included companies with capitalizations between $10.1 billion and $353.1 billion. The average capitalization of the companies comprising the Index was approximately $110.5 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.03%	1.03%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%	2.78%
Fee Waivers/Reimbursements*	-0.05%	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$555	$960	$2,090
Service Class	$276	$857	$1,465	$3,105

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

FUND NUMBERS :: Investor Class 067 :: Service Class 097 ::	UltraDow 30 ProFund ::	53

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

54	:: UltraDow 30 ProFund ::	TICKERS :: Investor Class UDPIX :: Service Class UDPSX

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 28.34%. The Index’s highest September to September volatility rate during the five year period was 45.85% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 1.37%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives

FUND NUMBERS :: Investor Class 067 :: Service Class 097 ::	UltraDow 30 ProFund ::	55

and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 32.09%;

Worst Quarter (ended 12/31/2008): -41.16%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -12.33%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/03/02
– Before Taxes	22.29%	-2.31%	-0.58%
– After Taxes on Distributions	22.29%	-2.40%	-0.66%
– After Taxes on Distributions and Sale of Shares	14.49%	-1.96%	-0.51%
Service Class Shares	21.19%	-3.26%	-1.50%	06/03/02
Dow Jones Industrial Average#	14.10%	4.31%	4.64%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

56	:: UltraDow 30 ProFund ::	TICKERS :: Investor Class UDPIX :: Service Class UDPSX

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 008 :: Service Class 028 ::	UltraNASDAQ-100 ProFund ::	57

Important Information About the Fund

The UltraNASDAQ-100 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the NASDAQ-100® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may be affect the Fund’s return as much as or more than as the return of the Index.

The Index, a modified market capitalization index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of September 30, 2011, the Index included companies with capitalizations between $3.2 billion and $353.5 billion. The average capitalization of the companies comprising the Index was approximately $25.6 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the NASDAQ-100 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.86%	0.86%

Total Annual Fund Operating Expenses*	1.61%	2.61%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$164	$508	$876	$1,911
Service Class	$264	$811	$1,385	$2,944

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 34% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

58	:: UltraNASDAQ-100 ProFund ::	TICKERS :: Investor Class UOPIX :: Service Class UOPSX
>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to its Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 30% and 47%, respectively, of the market capitalization of the Index.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of

FUND NUMBERS :: Investor Class 008 :: Service Class 028 ::	UltraNASDAQ-100 ProFund ::	59

zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 27.10%. The Index’s highest September to September volatility rate during the five year period was 41.39% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 5.96%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund,. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the

60	:: UltraNASDAQ-100 ProFund ::	TICKERS :: Investor Class UOPIX :: Service Class UOPSX

Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 71.31%;

Worst Quarter (ended 9/30/2001): -61.92%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -10.76%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	35.98%	1.83%	-13.50%
– After Taxes on Distributions	35.98%	1.83%	-13.50%
– After Taxes on Distributions and Sale of Shares	23.38%	1.56%	-9.98%
Service Class Shares	34.67%	0.83%	-14.25%
NASDAQ-100 Index#	20.16%	6.80%	-0.13%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

FUND NUMBERS :: Investor Class 008 :: Service Class 028 ::	UltraNASDAQ-100 ProFund ::	61

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

62	:: UltraInternational ProFund ::	TICKERS :: Investor Class UNPIX :: Service Class UNPSX

Important Information About the Fund

The UltraInternational ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the MSCI EAFE Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than as the return of the Index.

The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of September 30, 2011, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2011, the Index included companies with capitalizations between $393.8 million and $191.1 billion. The average capitalization of the companies comprising the Index was approximately $9.7 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

Because the level of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange-traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with twice (2x) the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.91%	0.91%

Total Annual Fund Operating Expenses*	1.66%	2.66%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$169	$523	$902	$1,965
Service Class	$269	$826	$1,410	$2,993

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of

FUND NUMBERS :: Investor Class 160 :: Service Class 190 ::	UltraInternational ProFund ::	63

an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during

64	:: UltraInternational ProFund ::	TICKERS :: Investor Class UNPIX :: Service Class UNPSX

periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 23.77%. The Index’s highest September to September volatility rate during the five year period was 37.31% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -3.00%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or

FUND NUMBERS :: Investor Class 160 :: Service Class 190 ::	UltraInternational ProFund ::	65

derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from the daily performance of twice (2x) the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 49.76%;

Worst Quarter (ended 12/31/2008): -46.39%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -36.73%.

66	:: UltraInternational ProFund ::	TICKERS :: Investor Class UNPIX :: Service Class UNPSX

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			04/19/06
– Before Taxes	5.88%	-14.28%
– After Taxes on Distributions	5.88%	-14.50%
– After Taxes on Distributions and Sale of Shares	3.82%	-11.60%
Service Class Shares	4.75%	-15.15%	04/19/06
MSCI EAFE Index#	8.21%	0.51%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 162 :: Service Class 192 ::	UltraEmerging Markets ProFund ::	67

Important Information About the Fund

The UltraEmerging Markets ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of The Bank of New York Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of September 30, 2011, Index included companies with capitalizations between $3.4 billion and $57.4 billion. The average capitalization of the companies comprising the Index was approximately $16.7 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.91%	0.91%

Total Annual Fund Operating Expenses*	1.66%	2.66%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$169	$523	$902	$1,965
Service Class	$269	$826	$1,410	$2,993

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 137% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

68	:: UltraEmerging Markets ProFund ::	TICKERS :: Investor Class UUPIX :: Service Class UUPSX
>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 or less days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

FUND NUMBERS :: Investor Class 162 :: Service Class 192 ::	UltraEmerging Markets ProFund ::	69

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 39.42%. The Index’s highest September to September volatility rate during the five year period was 62.69% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 4.54%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect

70	:: UltraEmerging Markets ProFund ::	TICKERS :: Investor Class UUPIX :: Service Class UUPSX

to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A. U.S. Dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher.

Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 56.34%;

Worst Quarter (ended 12/31/2008): -58.98%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -45.31%.

FUND NUMBERS :: Investor Class 162 :: Service Class 192 ::	UltraEmerging Markets ProFund ::	71

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			04/19/06
– Before Taxes	13.91%	-2.35%
– After Taxes on Distributions	13.91%	-4.66%
– After Taxes on Distributions and Sale of Shares	9.04%	-2.68%
Service Class Shares	12.79%	-3.34%	04/19/06
Bank of New York Mellon Emerging Markets 50 ADR Index#	11.43%	9.65%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

72	:: UltraLatin America ProFund ::	TICKERS :: Investor Class UBPIX :: Service Class UBPSX

Important Information About the Fund

The UltraLatin America ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of The Bank of New York Mellon Latin America 35 ADR® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on stock exchanges of Latin American countries and that also have Depositary Receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Argentina, Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2011, the Index included companies with capitalizations between $2.4 billion and $45.2 billion. The average capitalization of the companies comprising the Index was approximately $13.9 billion. The Index is published under the Bloomberg ticker symbol “BKTLA.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.91%	0.91%

Total Annual Fund Operating Expenses*	1.66%	2.66%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$169	$523	$902	$1,965
Service Class	$269	$826	$1,410	$2,993

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 88% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

FUND NUMBERS :: Investor Class 164 :: Service Class 194 ::	UltraLatin America ProFund ::	73
>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on

September 30, 2011, the Index was concentrated in the basic materials industry group, which comprised approximately 27% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector to the same extent as the Index is so concentrated, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment

74	:: UltraLatin America ProFund ::	TICKERS :: Investor Class UBPIX :: Service Class UBPSX

returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 44.13%. The Index’s highest September to September volatility rate during the five year period was 71.12% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 10.46%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the

FUND NUMBERS :: Investor Class 164 :: Service Class 194 ::	UltraLatin America ProFund ::	75

Index at the end of each day and the likelihood of being materially under-or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over-or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A. U.S. Dollar investment in

Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Latin America, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Latin America and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year and the table

76	:: UltraLatin America ProFund ::	TICKERS :: Investor Class UBPIX :: Service Class UBPSX

shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 77.44%;

Worst Quarter (ended 12/31/2008): -70.89%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -46.17%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			10/16/07
– Before Taxes	13.14%	-19.07%
– After Taxes on Distributions	13.06%	-19.32%
– After Taxes on Distributions and Sale of Shares	8.65%	-15.65%
Service Class Shares	12.00%	-19.83%	10/16/07
Bank of New York Mellon Latin America 35 ADR Index#	11.85%	4.73%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 168 :: Service Class 198 ::	UltraChina ProFund ::	77

Important Information About the Fund

The UltraChina ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of The Bank of New York Mellon China Select ADR® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a free float-adjusted, capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2011, the Index included companies with capitalizations between $166.7 million and $5.2 billion. The average capitalization of the companies comprising the Index was approximately $890.5 million. The Index is published under the Bloomberg ticker symbol “BKTCN.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.02%	1.02%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.77%	2.77%
Fee Waivers/Reimbursements*	-0.04%	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$553	$956	$2,081
Service Class	$276	$855	$1,461	$3,096

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 216% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

78	:: UltraChina ProFund ::	TICKERS :: Investor Class UGPIX :: Service Class UGPSX

Principal Investment Strategies

The Fund invests in equity securities, depositary receipts and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives, in combination, that provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the telecommunications and energy industry groups, which comprised approximately 39% and 28%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index

FUND NUMBERS :: Investor Class 168 :: Service Class 198 ::	UltraChina ProFund ::	79

reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 39.68%. The Index’s highest September to September volatility rate during the five year period was 59.74% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 6.53%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the Index at the end of each day and the likelihood of being materially

80	:: UltraChina ProFund ::	TICKERS :: Investor Class UGPIX :: Service Class UGPSX

under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund, including amounts held by special purpose or structured vehicles. If a counterparty becomes bankrupt or fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A. U.S. Dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or

FUND NUMBERS :: Investor Class 168 :: Service Class 198 ::	UltraChina ProFund ::	81

redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed -income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results for Investor Class shares and the table shows how the Fund’s average annual total returns for various periods compare with a different broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 73.01%;

Worst Quarter (ended 6/30/2010): -14.02%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -44.73%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			2/4/08
– Before Taxes	18.68%	-26.21%
– After Taxes on Distributions	18.52%	-26.26%
– After Taxes on Distributions and Sale of Shares	12.36%	-21.15%
Service Class Shares	17.42%	-27.01%	2/4/08
Bank of New York Mellon China Select ADR® Index#	13.97%	-3.05%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

82	:: UltraChina ProFund ::	TICKERS :: Investor Class UGPIX :: Service Class UGPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 012 :: Service Class 032 ::	UltraJapan ProFund ::	83

Important Information About the Fund

The UltraJapan ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Nikkei 225 Stock Average (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Index is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Index are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of September 30, 2011, the Index included companies with capitalizations between $337.8 million and $120.2 billion. The average capitalization of the companies comprising the Index was approximately $9.8 billion. The Index is published under the Bloomberg ticker symbol “NKY.”

Because the level of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange -traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund seeks to provide a return consistent with twice (2x) an investment in the component equities in the Index hedged to U.S. dollars.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with twice (2x) the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.01%	1.01%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.91%	2.91%
Fee Waivers/Reimbursements*	-0.18%	-0.18%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$583	$1,015	$2,218
Service Class	$276	$884	$1,517	$3,220

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such

84	:: UltraJapan ProFund ::	TICKERS :: Investor Class UJPIX :: Service Class UJPSX

transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (2x) the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice (2x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to its Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice (2x) the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the consumer services industry and industrial sector groups, which comprised approximately 25% and 28%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement.

FUND NUMBERS :: Investor Class 012 :: Service Class 032 ::	UltraJapan ProFund ::	85

This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice (2x) the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice (2x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 29.08%. The Index’s highest September to September volatility rate during the five year period was 46.74% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -10.06%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 2x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the

86	:: UltraJapan ProFund ::	TICKERS :: Investor Class UJPIX :: Service Class UJPSX

same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

Industrial Sector Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary, perhaps significantly, from the daily performance of twice (2x) the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table

FUND NUMBERS :: Investor Class 012 :: Service Class 032 ::	UltraJapan ProFund ::	87

shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2005): 40.58%;

Worst Quarter (ended 12/31/2008): -49.60%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -33.03%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	-16.31%	-25.93%	-14.08%
– After Taxes on Distributions	-16.31%	-27.46%	-14.97%
– After Taxes on Distributions and Sale of Shares	-10.60%	-17.92%	-9.49%
Service Class Shares	-17.08%	-26.66%	-14.93%
Nikkei 225 Stock Average — USD Terms#	11.53%	-0.31%	1.56%
Nikkei 225 Stock Average — Local (Yen) Terms#	-1.32%	-7.35%	-1.81%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

88	:: Bear ProFund ::	TICKERS :: Investor Class BRPIX :: Service Class BRPSX

Important Information About the Fund

The Bear ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the S&P 500® (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2011, the Index included companies with capitalizations between $721.1 million and $353.5 billion. The average capitalization of the companies comprising the Index was approximately $21.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%	2.74%
Fee Waiver and Expense Reimbursements*	-0.01%	-0.01%

Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total
Annual Fund Operating Expenses Before Fee Waivers or Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$547	$943	$2,051
Service Class	$276	$849	$1,449	$3,070

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated

FUND NUMBERS :: Investor Class 006 :: Service Class 026 ::	Bear ProFund ::	89
with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse (-1x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return

90	:: Bear ProFund ::	TICKERS :: Investor Class BRPIX :: Service Class BRPSX

less than the inverse (-1x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 26.06%. The Index’s highest September to September volatility rate during the five year period was 42.69% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -1.18%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -1x) to the

Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the

FUND NUMBERS :: Investor Class 006 :: Service Class 026 ::	Bear ProFund ::	91

judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2002): 17.69%;

Worst Quarter (ended 6/30/2009): -15.62%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 4.27%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	-17.36%	-4.87%	-3.16%
– After Taxes on Distributions	-17.36%	-5.69%	-3.65%
– After Taxes on Distributions and Sale of Shares	-11.28%	-4.36%	-2.80%
Service Class Shares	-18.17%	-5.80%	-4.12%
S&P 500®#	15.08%	2.29%	1.41%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

92	:: Bear ProFund ::	TICKERS :: Investor Class BRPIX :: Service Class BRPSX

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 064 :: Service Class 094 ::	Short Small-Cap ProFund ::	93

Important Information About the Fund

The Short Small-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Russell 2000® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of September 30, 2011, the Index included companies with capitalizations between $23.1 million and $3.3 billion. The average capitalization of the companies comprising the Index was approximately $585 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most funds in that it seeks inverse returns relative to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.20%	1.20%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.95%	2.95%
Fee Waivers/Reimbursements*	-0.22%	-0.22%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management
Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$591	$1,032	$2,257
Service Class	$276	$892	$1,533	$3,255

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated

94	:: Short Small-Cap ProFund ::	TICKERS :: Investor Class SHPIX :: Service Class SHPSX
with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse (-1x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return

FUND NUMBERS :: Investor Class 064 :: Service Class 094 ::	Short Small-Cap ProFund ::	95

less than the inverse (-1x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 32.48%. The Index’s highest September to September volatility rate during the five year period was 51.70% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -1.02%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -1x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

96	:: Short Small-Cap ProFund ::	TICKERS :: Investor Class SHPIX :: Service Class SHPSX

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 17.04%;

Worst Quarter (ended 6/30/2009): -20.89%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 9.83%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	-28.33%	-11.21%	-11.04%
– After Taxes on Distributions	-28.33%	-11.98%	-11.61%
– After Taxes on Distributions and Sale of Shares	-18.41%	-9.41%	-8.78%
Service Class Shares	-29.20%	-12.15%	-11.91%	05/01/02
Russell 2000 Index#	26.86%	4.48%	6.46%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from

FUND NUMBERS :: Investor Class 064 :: Service Class 094 ::	Short Small-Cap ProFund ::	97

those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -1x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

98	:: Short NASDAQ-100 ProFund ::	TICKERS :: Investor Class SOPIX :: Service Class SOPSX

Important Information About the Fund

The Short NASDAQ-100 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the NASDAQ-100® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index, a modified market capitalization weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of September 30, 2011, the Index included companies with capitalizations between $3.2 billion and $353.5 billion. The average capitalization of the companies comprising the Index was approximately $25.6 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.17%	1.17%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.92%	2.92%
Fee Waiver/Reimbursement*	-0.19%	-0.19%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$585	$1,019	$2,228
Service Class	$276	$886	$1,521	$3,229

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 063 :: Service Class 093 ::	Short NASDAQ-100 ProFund ::	99
•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 30% and 47%, respectively, of the market capitalization of the Index.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends or interest paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse (-1x) of

100	:: Short NASDAQ-100 ProFund ::	TICKERS :: Investor Class SOPIX :: Service Class SOPSX

the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 27.10%. The Index’s highest September to September volatility rate during the five year period was 41.39% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 5.96%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -1x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

FUND NUMBERS :: Investor Class 063 :: Service Class 093 ::	Short NASDAQ-100 ProFund ::	101

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 16.69%;

Worst Quarter (ended 6/30/2009): -17.98%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -2.67%.

102	:: Short NASDAQ-100 ProFund ::	TICKERS :: Investor Class SOPIX :: Service Class SOPSX

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	-21.44%	-9.96%	-10.71%
– After Taxes on Distributions	-21.44%	-10.97%	-11.34%
– After Taxes on Distributions and Sale of Shares	-13.94%	-8.55%	-8.58%
Service Class Shares	-22.00%	-10.82%	-11.60%	05/01/02
NASDAQ-100 Index#	20.16%	6.80%	7.15%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. You may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 007 :: Service Class 027 ::	UltraBear ProFund ::	103

Important Information About the Fund

The UltraBear ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the S&P 500® (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2011, the Index included companies with capitalizations between $721.1 million and $353.5 billion. The average capitalization of the companies comprising the Index was approximately $21.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.89%	0.89%

Total Annual Fund Operating Expenses*	1.64%	2.64%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service
Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$167	$517	$892	$1,944
Service Class	$267	$820	$1,400	$2,973

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•	Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future

104	:: UltraBear ProFund ::	TICKERS :: Investor Class URPIX :: Service Class URPSX
delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.

In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance —  on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

FUND NUMBERS :: Investor Class 007 :: Service Class 027 ::	UltraBear ProFund ::	105

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 26.06%. The Index’s highest September to September volatility rate during the five year period was 42.69% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -1.18%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

106	:: UltraBear ProFund ::	TICKERS :: Investor Class URPIX :: Service Class URPSX

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2001): 35.33%;

Worst Quarter (ended 6/30/2009): -29.99%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 5.33%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	-33.07%	-15.90%	-11.12%
– After Taxes on Distributions	-33.07%	-16.43%	-11.50%
– After Taxes on Distributions and Sale of Shares	-21.50%	-12.82%	-8.56%
Service Class Shares	-33.60%	-16.65%	-11.92%
S&P 500®#	15.08%	2.29%	1.41%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

FUND NUMBERS :: Investor Class 007 :: Service Class 027 ::	UltraBear ProFund ::	107

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

108	:: UltraShort Mid-Cap ProFund ::	TICKERS :: Investor Class UIPIX :: Service Class UIPSX

Important Information About the Fund

The UltraShort Mid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the S&P MidCap 400® (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of September 30, 2011, the Index included companies with capitalizations between $209.8 million and $14.2 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.95%	1.95%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.70%	3.70%
Fee Waivers/Reimbursements*	-0.97%	-0.97%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$746	$1,343	$2,961
Service Class	$276	$1,043	$1,829	$3,888

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated

FUND NUMBERS :: Investor Class 104 :: Service Class 134 ::	UltraShort Mid-Cap ProFund ::	109
with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid

110	:: UltraShort Mid-Cap ProFund ::	TICKERS :: Investor Class UIPIX :: Service Class UIPSX

with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 28.96%. The Index’s highest September to September volatility rate during the five year period was 47.74% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 2.19%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to

FUND NUMBERS :: Investor Class 104 :: Service Class 134 ::	UltraShort Mid-Cap ProFund ::	111

twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 22.46%;

Worst Quarter (ended 6/30/2009): -36.00%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 10.27%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	-46.84%	-25.38%	-25.01%
– After Taxes on Distributions	-46.84%	-25.80%	-25.39%
– After Taxes on Distributions and Sale of Shares	-30.45%	-19.02%	-17.36%
Service Class Shares	-47.29%	-26.16%	-25.81%	01/30/04
S&P MidCap 400®#	26.65%	5.73%	7.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

112	:: UltraShort Mid-Cap ProFund ::	TICKERS :: Investor Class UIPIX :: Service Class UIPSX

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 105 :: Service Class 135 ::	UltraShort Small-Cap ProFund ::	113

Important Information About the Fund

The UltraShort Small-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Russell 2000® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of September 30, 2011, the Index included companies with capitalizations between $23.1 million and $3.3 billion. The average capitalization of the companies comprising the Index was approximately $585 million. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.18%	1.18%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.93%	2.93%
Fee Waivers/Reimbursements*	-0.20%	-0.20%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$587	$1,023	$2,238
Service Class	$276	$888	$1,525	$3,238

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return

114	:: UltraShort Small-Cap ProFund ::	TICKERS :: Investor Class UCPIX :: Service Class UCPSX

to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period.

FUND NUMBERS :: Investor Class 105 :: Service Class 135 ::	UltraShort Small-Cap ProFund ::	115

Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 32.48%. The Index’s highest September to September volatility rate during the five year period was 51.70% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -1.02%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to

116	:: UltraShort Small-Cap ProFund ::	TICKERS :: Investor Class UCPIX :: Service Class UCPSX

twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Small- and Mid-Cap Company Investment Risk — The Index, and by extension, the Fund is exposed to the risks posed by stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 17.65%;

Worst Quarter (ended 6/30/2009): -39.67%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 15.28%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	-51.19%	-29.46%	-26.83%
– After Taxes on Distributions	-51.19%	-30.22%	-27.49%
– After Taxes on Distributions and Sale of Shares	-33.27%	-21.24%	-18.08%
Service Class Shares	-51.55%	-30.12%	-27.54%	01/30/04
Russell 2000 Index#	26.86%	4.48%	5.81%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

FUND NUMBERS :: Investor Class 105 :: Service Class 135 ::	UltraShort Small-Cap ProFund ::	117

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

118	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

Important Information About the Fund

The UltraShort Dow 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire Index is reviewed. As of September 30, 2011, the Index included companies with capitalizations between $10.1 billion and $353.1 billion. The average capitalization of the companies comprising the Index was approximately $110.5 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%

Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.30%	1.30%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.05%	3.05%
Fee Waivers/Reimbursements*	-0.32%	-0.32%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$612	$1,074	$2,354
Service Class	$276	$912	$1,573	$3,342

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	119

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

120	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 23.29%. The Index’s highest September to September volatility rate during the five year period was 38.10% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 1.37%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	121

counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2009): 18.64%;

Worst Quarter (ended 9/30/2009): -27.47%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -2.55%.

122	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				07/22/04
– Before Taxes	-31.37%	-17.75%	-16.26%
– After Taxes on Distributions	-31.37%	-18.24%	-16.71%
– After Taxes on Distributions and Sale of Shares	-20.39%	-14.13%	-12.65%
Service Class Shares	-32.04%	-18.57%	-17.10%	07/22/04
Dow Jones Industrial Average#	14.10%	4.31%	4.90%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 009 :: Service Class 029 ::	UltraShort NASDAQ-100 ProFund ::	123

Important Information About the Fund

The UltraShort NASDAQ-100 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the NASDAQ-100® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index, a modified market capitalization weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. As of September 30, 2011, the Index included companies with capitalizations between $3.2 billion and $353.5 billion. The average capitalization of the companies comprising the Index was approximately $25.6 billion. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.02%	1.02%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.77%	2.77%
Fee Waivers/Reimbursements*	-0.04%	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total
Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$553	$956	$2,081
Service Class	$276	$855	$1,461	$3,096

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on

124	:: UltraShort NASDAQ-100 ProFund ::	TICKERS :: Investor Class USPIX :: Service Class USPSX
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the telecommunications and the technology industry groups, which comprised approximately 30% and 47%, respectively, of the market capitalization of the Index.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility;

FUND NUMBERS :: Investor Class 009 :: Service Class 029 ::	UltraShort NASDAQ-100 ProFund ::	125

c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 27.10%. The Index’s highest September to September volatility rate during the five year period was 41.39% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 5.96%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

126	:: UltraShort NASDAQ-100 ProFund ::	TICKERS :: Investor Class USPIX :: Service Class USPSX

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

FUND NUMBERS :: Investor Class 009 :: Service Class 029 ::	UltraShort NASDAQ-100 ProFund ::	127

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2001): 116.60%;

Worst Quarter (ended 12/31/2001): -51.86%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -7.01%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	-39.26%	-24.74%	-21.19%
– After Taxes on Distributions	-39.26%	-25.35%	-21.89%
– After Taxes on Distributions and Sale of Shares	-25.52%	-18.66%	-13.46%
Service Class Shares	-39.82%	-25.48%	-21.94%
NASDAQ-100 Index#	20.16%	6.80%	-0.13%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

128	:: UltraShort International ProFund ::	TICKERS :: Investor Class UXPIX :: Service Class UXPSX

Important Information About the Fund

The UltraShort International ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the MSCI EAFE Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index includes 85% of free float-adjusted market, capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of September 30, 2011, the Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2011, the Index included companies with capitalizations between $393.8 million and $191.1 billion. The average capitalization of the companies comprising the Index was approximately $9.7 billion. The Index is published under the Bloomberg ticker symbol “MXEA.”

Because the level of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange-traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with twice the inverse (-2x) of the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.09%	1.09%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.84%	2.84%
Fee Waivers/Reimbursements*	-0.11%	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$568	$985	$2,150
Service Class	$276	$870	$1,489	$3,159

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

FUND NUMBERS :: Investor Class 161 :: Service Class 191 ::	UltraShort International ProFund ::	129

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

130	:: UltraShort International ProFund ::	TICKERS :: Investor Class UXPIX :: Service Class UXPSX

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 23.77%. The Index’s highest September to September volatility rate during the five year period was 37.31% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -3.00%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds —  Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make

FUND NUMBERS :: Investor Class 161 :: Service Class 191 ::	UltraShort International ProFund ::	131

timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments in foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from twice the inverse (-2x) of the performance of that Index.

132	:: UltraShort International ProFund ::	TICKERS :: Investor Class UXPIX :: Service Class UXPSX

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 35.46%;

Worst Quarter (ended 6/30/2009): -39.44%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 16.84%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			04/19/06
– Before Taxes	-31.97%	-22.30%
– After Taxes on Distributions	-31.97%	-22.73%
– After Taxes on Distributions and Sale of Shares	-20.78%	-17.34%
Service Class Shares	-32.61%	-23.07%	04/19/06
MSCI EAFE Index#	8.21%	0.51%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 163 :: Service Class 193 ::	UltraShort Emerging Markets ProFund ::	133

Important Information About the Fund

The UltraShort Emerging Markets ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of The Bank of New York Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of September 30, 2011, Index included companies with capitalizations between $3.4 billion and $57.4 billion. The average capitalization of the companies comprising the Index was approximately $16.7 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.”

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.10%	1.10%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.85%	2.85%
Fee Waivers/Reimbursements*	-0.12%	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$570	$990	$2,159
Service Class	$276	$872	$1,493	$3,167

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

134	:: UltraShort Emerging Markets ProFund ::	TICKERS :: Investor Class UVPIX :: Service Class UVPSX

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be

FUND NUMBERS :: Investor Class 163 :: Service Class 193 ::	UltraShort Emerging Markets ProFund ::	135

either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 39.42%. The Index’s highest September to September volatility rate during the five year period was 62.69% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 4.54%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially under- or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to

136	:: UltraShort Emerging Markets ProFund ::	TICKERS :: Investor Class UVPIX :: Service Class UVPSX

derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts on ordinary shares of foreign issuers trading on U.S. exchanges is subject to foreign currency risk. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher

Geographic Concentration Risk — Because the Fund focuses its investments in foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

FUND NUMBERS :: Investor Class 163 :: Service Class 193 ::	UltraShort Emerging Markets ProFund ::	137

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 48.67%;

Worst Quarter (ended 6/30/2009): -45.85%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 44.07%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			04/19/06
– Before Taxes	-35.87%	-48.15%
– After Taxes on Distributions	-35.87%	-48.71%
– After Taxes on Distributions and Sale of Shares	-23.32%	-29.56%
Service Class Shares	-36.76%	-48.70%	04/19/06
Bank of New York Mellon Emerging Markets 50 ADR Index#	11.43%	9.65%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

138	:: UltraShort Latin America ProFund ::	TICKERS :: Investor Class UFPIX :: Service Class UFPSX

Important Information About the Fund

The UltraShort Latin America ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of The Bank of New York Mellon Latin America 35 ADR® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a stock exchange of a Latin American country and that also have Depositary Receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Argentina, Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2011, the Index included companies with capitalizations between $2.4 billion and $45.2 billion. The average capitalization of the companies comprising the Index was approximately $13.9 billion. The Index is published under the Bloomberg ticker symbol “BKTLA.”

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.16%	2.16%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.91%	3.91%
Fee Waivers/Reimbursements*	-1.18%	-1.18%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$789	$1,429	$3,149
Service Class	$276	$1,085	$1,911	$4,056

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

FUND NUMBERS :: Investor Class 165 :: Service Class 195 ::	UltraShort Latin America ProFund ::	139

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the basic materials industry group, which comprised approximately 27% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

140	:: UltraShort Latin America ProFund ::	TICKERS :: Investor Class UFPIX :: Service Class UFPSX

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector to the same extent as the Index is so concentrated, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 44.13%. The Index’s highest September to September volatility rate during the five year period was 71.12% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 10.46%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially

FUND NUMBERS :: Investor Class 165 :: Service Class 195 ::	UltraShort Latin America ProFund ::	141

under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Latin America, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Latin America and subject to the related risks.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

142	:: UltraShort Latin America ProFund ::	TICKERS :: Investor Class UFPIX :: Service Class UFPSX

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 61.26%;

Worst Quarter (ended 6/30/2009): -53.86%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 42.68%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			10/16/07
– Before Taxes	-38.43%	-60.08%
– After Taxes on Distributions	-38.43%	-60.10%
– After Taxes on Distributions and Sale of Shares	-24.98%	-39.93%
Service Class Shares	-39.20%	-60.49%	10/16/07
Bank of New York Mellon Latin America 35 ADR Index#	11.85%	4.73%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FUND NUMBERS :: Investor Class 165 :: Service Class 195 ::	UltraShort Latin America ProFund ::	143

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

144	:: UltraShort China ProFund ::	TICKERS :: Investor Class UHPIX :: Service Class UHPSX

Important Information About the Fund

The UltraShort China ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of The Bank of New York Mellon China Select ADR® Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a free float-adjusted, capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on The NASDAQ Stock Market. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2011, the Index included companies with capitalizations between $166.7 million and $5.2 billion. The average capitalization of the companies comprising the Index was approximately $890.5 million. The Index is published under the Bloomberg ticker symbol “BKTCN.”

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.93%	1.93%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.68%	3.68%
Fee Waivers/Reimbursements*	-0.95%	-0.95%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$742	$1,335	$2,943
Service Class	$276	$1,039	$1,822	$3,871

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

FUND NUMBERS :: Investor Class 169 :: Service Class 199 ::	UltraShort China ProFund ::	145

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the telecommunications and energy industry groups, which comprised approximately 39% and 28%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

146	:: UltraShort China ProFund ::	TICKERS :: Investor Class UHPIX :: Service Class UHPSX

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 39.68%. The Index’s highest September to September volatility rate during the five year period was 59.74% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 6.53%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange -traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

FUND NUMBERS :: Investor Class 169 :: Service Class 199 ::	UltraShort China ProFund ::	147

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk.

Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect

148	:: UltraShort China ProFund ::	TICKERS :: Investor Class UHPIX :: Service Class UHPSX

of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results for Investor Class shares and the table shows how the Fund’s average annual total returns for various periods compare with a different broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 6/30/2010): 1.22%;

Worst Quarter (ended 6/30/2009): -52.44%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 34.59%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			02/04/08
– Before Taxes	-39.54%	-44.04%
– After Taxes on Distributions	-39.54%	-44.04%
– After Taxes on Distributions and Sale of Shares	-25.70%	-33.37%
Service Class Shares	-39.84%	-44.49%	02/04/08
Bank of New York Mellon China Select ADR® Index#	13.97%	-3.05%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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Important Information About the Fund

The UltraShort Japan ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Nikkei 225 Stock Average (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher index volatility, inverse exposure, and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Index is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Index are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of September 30, 2011, the Index included companies with capitalizations between $337.8 million and $120.2 billion. The average capitalization of the companies comprising the Index was approximately $9.8 billion. The Index is published under the Bloomberg ticker symbol “NKY.”

Because the level of the Index is not computed as of the close of the U.S. securities markets due to differences in trading hours between U.S. and foreign markets, correlation to the Index will be measured by comparing the daily change in the Fund’s net asset value per share to the performance of one or more U.S. exchange-traded securities or instruments that reflect the values of the securities underlying the Index as of the close of the U.S. securities markets.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Fund seeks to provide a return consistent with twice the inverse (-2x) of an investment in the component equities in the Index hedged to U.S. dollars.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with twice the inverse (-2x) of the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.71%	1.71%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.61%	3.61%
Fee Waivers/Reimbursements*	-0.88%	-0.88%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$728	$1,307	$2,879
Service Class	$276	$1,025	$1,794	$3,814

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions

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were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of twice the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. A Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the consumer services industry and industrial sector groups, which comprised approximately 25% and 28%, respectively, of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of twice the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a

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shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from twice the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse (-2x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse (-2x) of the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 29.08%. The Index’s highest September to September volatility rate during the five year period was 46.74% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -10.16%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the underlying Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -2x) to the Index at the end of each day and the likelihood of being materially

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under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to twice the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

Industrial Sector Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to twice the inverse (-2x) of the Index, such occurrences may introduce more volatility to the Fund.

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Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leveraged exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leveraged exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary, perhaps significantly, from twice the inverse (-2x) of the performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2010): 35.79%;

Worst Quarter (ended 6/30/2009): -32.35%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 17.92%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			03/29/06
– Before Taxes	-10.76%	-5.17%
– After Taxes on Distributions	-10.76%	-5.52%
– After Taxes on Distributions and Sale of Shares	-6.99%	-4.49%
Service Class Shares	-11.64%	-6.14%	03/29/06
Nikkei 225 Stock Average —USD Terms#	11.53%	-1.52%
Nikkei 225 Stock Average —Local (Yen) Terms#	-1.32%	-8.80%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -2x). Shareholders should actively monitor their investments.

FUND NUMBERS :: Investor Class 019 :: Service Class 039 ::	UltraShort Japan ProFund ::	155

Management

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since November 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

156	:: Banks UltraSector ProFund ::	TICKERS :: Investor Class BKPIX :: Service Class BKPSX

Important Information About the Fund

The Banks UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Banks Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises Longer holding periods, higher index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of September 30, 2011, the Index included companies with capitalizations between $436.2 million and $120.2 billion. The average capitalization of the companies comprising the Index was approximately $8.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSBK.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.14%	1.14%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.89%	2.89%
Fee Waivers/Reimbursements*	-0.16%	-0.16%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management
Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$578	$1,006	$2,199
Service Class	$276	$880	$1,509	$3,203

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 474% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular

FUND NUMBERS :: Investor Class 059 :: Service Class 089 ::	Banks UltraSector ProFund ::	157

predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the financial services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations

158	:: Banks UltraSector ProFund ::	TICKERS :: Investor Class BKPIX :: Service Class BKPSX

of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 54.50%. The Index’s highest September to September volatility rate during the five year period was 94.18% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -20.42%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

FUND NUMBERS :: Investor Class 059 :: Service Class 089 ::	Banks UltraSector ProFund ::	159

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 48.21%;

Worst Quarter (ended 3/31/2009): -58.05%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -47.84%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	10.54%	-28.40%	-13.02%
– After Taxes on Distributions	10.54%	-28.61%	-13.53%
– After Taxes on Distributions and Sale of Shares	6.85%	-20.78%	-9.68%
Service Class Shares	9.62%	-29.08%	-13.83%	09/04/01
S&P 500®#	15.08%	2.29%	3.10%
Dow Jones U.S. Banks Index#	11.29%	-11.86%	-2.34%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

160	:: Banks UltraSector ProFund ::	TICKERS :: Investor Class BKPIX :: Service Class BKPSX

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 042 :: Service Class 072 ::	Basic Materials UltraSector ProFund ::	161

Important Information About the Fund

The Basic Materials UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”)for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of September 30, 2011, the Index included companies with capitalizations between $524.2 million and $37.3 billion. The average capitalization of the companies comprising the Index was approximately $5.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund) seeks investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses:
Recoupment*	0.02%	0.02%
Other Operating Expenses	0.95%	0.95%

Total Annual Fund Operating Expenses*	1.72%	2.72%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total
Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$175	$542	$933	$2,030
Service Class	$275	$844	$1,440	$3,051

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 143% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on

162	:: Basic Materials UltraSector ProFund ::	TICKERS :: Investor Class BMPIX :: Service Class BMPSX
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the basic materials industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector to the same extent as the Index is so concentrated, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

FUND NUMBERS :: Investor Class 042 :: Service Class 072 ::	Basic Materials UltraSector ProFund ::	163

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 37.95%. The Index’s highest September to September volatility rate during the five year period was 61.88% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 3.32%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the

Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

164	:: Basic Materials UltraSector ProFund ::	TICKERS :: Investor Class BMPIX :: Service Class BMPSX

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 40.83%;

Worst Quarter (ended 12/31/2008): -52.51%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -39.06%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	43.52%	6.93%	6.54%
– After Taxes on Distributions	43.52%	6.76%	6.43%
– After Taxes on Distributions and Sale of Shares	28.29%	5.96%	5.71%
Service Class Shares	42.10%	5.87%	5.69%	09/04/01
S&P 500®#	15.08%	2.29%	3.10%
Dow Jones U.S. Basic Materials Index#	31.73%	10.88%	10.01%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

FUND NUMBERS :: Investor Class 042 :: Service Class 072 ::	Basic Materials UltraSector ProFund ::	165

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

166	:: Biotechnology UltraSector ProFund ::	TICKERS :: Investor Class BIPIX :: Service Class BIPSX

Important Information About the Fund

Investment Objective

The Biotechnology UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. BiotechnologySM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of September 30, 2011, the Index included companies with capitalizations between $554.9 million and $51.3 billion. The average capitalization of the companies comprising the Index was approximately $7.4 billion. The Index is published under the Bloomberg ticker symbol “DJUSBT.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.22%	1.22%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.97%	2.97%
Fee Waivers/Reimbursements*	-0.24%	-0.24%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$595	$1,040	$2,276
Service Class	$276	$896	$1,541	$3,273

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

FUND NUMBERS :: Investor Class 043 :: Service Class 073 ::	Biotechnology UltraSector ProFund ::	167

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the biotechnology industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such

168	:: Biotechnology UltraSector ProFund ::	TICKERS :: Investor Class BIPIX :: Service Class BIPSX

single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed-income investments and stock market indices that track other markets, segments and sectors. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 23.17%. The Index’s highest September to September volatility rate during the five year period was 33.22% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 3.40%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

FUND NUMBERS :: Investor Class 043 :: Service Class 073 ::	Biotechnology UltraSector ProFund ::	169

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

170	:: Biotechnology UltraSector ProFund ::	TICKERS :: Investor Class BIPIX :: Service Class BIPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 35.09%;

Worst Quarter (ended 6/30/2002): -43.77%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -2.19%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	6.32%	-1.21%	-3.99%
– After Taxes on Distributions	6.32%	-1.21%	-3.99%
– After Taxes on Distributions and Sale of Shares	4.11%	-1.03%	-3.29%
Service Class Shares	5.31%	-2.18%	-4.90%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Biotechnology Index#	6.93%	2.66%	1.38%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 044 :: Service Class 074 ::	Consumer Goods UltraSector ProFund ::	171

Important Information About the Fund

The Consumer Goods UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of September 30, 2011, the Index included companies with capitalizations between $209.4 million and $173.6 billion. The average capitalization of the companies comprising the Index was approximately $10.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSNC.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.51%	2.51%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.26%	4.26%
Fee Waivers/Reimbursements*	-1.53%	-1.53%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$861	$1,570	$3,454
Service Class	$276	$1,154	$2,045	$4,330

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 844% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or

172	:: Consumer Goods UltraSector ProFund ::	TICKERS :: Investor Class CNPIX :: Service Class CNPSX

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the consumer goods industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees

FUND NUMBERS :: Investor Class 044 :: Service Class 074 ::	Consumer Goods UltraSector ProFund ::	173

and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 19.33%. The Index’s highest September to September volatility rate during the five year period was 31.41% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 4.88%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under-or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being

174	:: Consumer Goods UltraSector ProFund ::	TICKERS :: Investor Class CNPIX :: Service Class CNPSX

unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 21.11%;

Worst Quarter (ended 12/31/2008): -28.79%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -4.14%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	25.72%	4.39%	4.77%
– After Taxes on Distributions	25.72%	4.25%	4.63%
– After Taxes on Distributions and Sale of Shares	16.71%	3.74%	4.10%
Service Class Shares	24.35%	3.36%	3.73%	01/30/04
S&P 500®#	15.08%	2.29%	3.62%
Dow Jones U.S. Consumer Goods Index#	19.50%	6.75%	6.98%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

FUND NUMBERS :: Investor Class 044 :: Service Class 074 ::	Consumer Goods UltraSector ProFund ::	175

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

176	:: Consumer Services UltraSector ProFund ::	TICKERS :: Investor Class CYPIX :: Service Class CYPSX

Important Information About the Fund

The Consumer Services UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of September 30, 2011, the Index included companies with capitalizations between $416.9 million and $91.9 billion. The average capitalization of the companies comprising the Index was approximately $7.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSCY.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.03%	2.03%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.78%	3.78%
Fee Waivers/Reimbursements*	-1.05%	-1.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in The Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$763	$1,376	$3,033
Service Class	$276	$1,059	$1,861	$3,952

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 380% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials

FUND NUMBERS :: Investor Class 051 :: Service Class 081 ::	Consumer Services UltraSector ProFund ::	177

in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the consumer services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a

178	:: Consumer Services UltraSector ProFund ::	TICKERS :: Investor Class CYPIX :: Service Class CYPSX

more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 25.33%. The Index’s highest September to September volatility rate during the five year period was 40.25% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 1.92%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under-or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being

FUND NUMBERS :: Investor Class 051 :: Service Class 081 ::	Consumer Services UltraSector ProFund ::	179

unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 27.01%;

Worst Quarter (ended 12/31/2008): -31.52%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -9.29%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	32.22%	-0.32%	0.24%
– After Taxes on Distributions	32.22%	-0.64%	0.01%
– After Taxes on Distributions and Sale of Shares	20.94%	-0.41%	0.10%
Service Class Shares	30.91%	-1.26%	-0.70%	01/30/04
S&P 500®#	15.08%	2.29%	3.62%
Dow Jones U.S. Consumer Services Index#	23.71%	3.96%	4.04%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

180	:: Consumer Services UltraSector ProFund ::	TICKERS :: Investor Class CYPIX :: Service Class CYPSX

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 048 :: Service Class 078 ::	Financials UltraSector ProFund ::	181

Important Information About the Fund

The Financials UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of Dow Jones U.S. FinancialsSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of September 30, 2011, the Index included companies with capitalizations between $346.7 million and $120.2 billion. The average capitalization of the companies comprising the Index was approximately $6.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.35%	1.35%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.10%	3.10%
Fee Waivers/Reimbursements*	-0.37%	-0.37%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$622	$1,095	$2,402
Service Class	$276	$922	$1,593	$3,385

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 514% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

182	:: Financials UltraSector ProFund ::	TICKERS :: Investor Class FNPIX :: Service Class FNPSX

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the financial services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

FUND NUMBERS :: Investor Class 048 :: Service Class 078 ::	Financials UltraSector ProFund ::	183

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 44.83%. The Index’s highest September to September volatility rate during the five year period was 76.78% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -14.80%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

184	:: Financials UltraSector ProFund ::	TICKERS :: Investor Class FNPIX :: Service Class FNPSX

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such stocks in the Index may underperform fixed -income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 40.76%;

Worst Quarter (ended 12/31/2008): -51.16%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -34.27%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	14.10%	-21.38%	-10.67%
– After Taxes on Distributions	14.10%	-21.50%	-10.74%
– After Taxes on Distributions and Sale of Shares	9.16%	-16.46%	-8.16%
Service Class Shares	13.04%	-22.16%	-11.54%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Financials Index#	12.72%	-8.43%	-1.69%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

FUND NUMBERS :: Investor Class 048 :: Service Class 078 ::	Financials UltraSector ProFund ::	185

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

186	:: Health Care UltraSector ProFund ::	TICKERS :: Investor Class HCPIX :: Service Class HCPSX

Important Information About the Fund

The Health Care UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Health CareSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of September 30, 2011, the Index included companies with capitalizations between $436.8 million and $174.3 billion. The average capitalization of the companies comprising the Index was approximately $11.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSHC.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half (1.5x) times the daily performance of Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.40%	1.40%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.15%	3.15%
Fee Waivers/Reimbursements*	-0.42%	-0.42%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$633	$1,116	$2,450
Service Class	$276	$932	$1,613	$3,428

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 616% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or

FUND NUMBERS :: Investor Class 049 :: Service Class 079 ::	Health Care UltraSector ProFund ::	187

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the health care industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Biotechnology Industry Risk — The Fund is subject to risks faced by companies in the biotechnology economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed-income investments and stock market indices that track other markets, segments and sectors. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

188	:: Health Care UltraSector ProFund ::	TICKERS :: Investor Class HCPIX :: Service Class HCPSX

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 20.10%. The Index’s highest September to September volatility rate during the five year period was 32.62% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 1.90%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to

FUND NUMBERS :: Investor Class 049 :: Service Class 079 ::	Health Care UltraSector ProFund ::	189

derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 15.74%;

Worst Quarter (ended 3/31/2001): -26.07%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -0.57%.

190	:: Health Care UltraSector ProFund ::	TICKERS :: Investor Class HCPIX :: Service Class HCPSX

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	3.67%	-1.11%	-4.41%
– After Taxes on Distributions	3.67%	-1.17%	-4.45%
– After Taxes on Distributions and Sale of Shares	2.39%	-0.94%	-3.63%
Service Class Shares	2.68%	-2.07%	-5.32%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Health Care Index#	4.52%	2.61%	0.60%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 056 :: Service Class 086 ::	Industrials UltraSector ProFund ::	191

Important Information About the Fund

Investment Objective

The Industrials UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half (1.5x) times the return of the Dow Jones U.S. IndustrialsSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the industrial sector of the U.S. equity market. Component companies, among others, include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of September 30, 2011, the Index included companies with capitalizations between $368.9 million and $162.6 billion. The average capitalization of the companies comprising the Index was approximately $6 billion. The Index is published under the Bloomberg ticker symbol “DJUSIN.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.15%	1.15%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.90%	2.90%
Fee Waivers/Reimbursements*	-0.17%	-0.17%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$581	$1,011	$2,208
Service Class	$276	$882	$1,513	$3,211

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 601% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

192	:: Industrials UltraSector ProFund ::	TICKERS :: Investor Class IDPIX :: Service Class IDPSX

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the industrials industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

FUND NUMBERS :: Investor Class 056 :: Service Class 086 ::	Industrials UltraSector ProFund ::	193

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 28.34%. The Index’s highest September to September volatility rate during the five year period was 45.85% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -0.16%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to

194	:: Industrials UltraSector ProFund ::	TICKERS :: Investor Class IDPIX :: Service Class IDPSX

derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Industrial Sector Risk — The Fund is subject to risks faced by companies in the industrial economic sector to the same extent as the Index is so concentrated, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 32.17%;

Worst Quarter (ended 12/31/2008): -37.88%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -24.39%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/30/04
– Before Taxes	35.28%	-0.27%	2.66%
– After Taxes on Distributions	35.28%	-0.36%	2.59%
– After Taxes on Distributions and Sale of Shares	22.93%	-0.22%	2.29%
Service Class Shares	33.92%	-1.25%	1.63%	01/30/04
S&P 500®#	15.08%	2.29%	3.62%
Dow Jones U.S. Industrials Index#	26.02%	4.43%	6.07%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

FUND NUMBERS :: Investor Class 056 :: Service Class 086 ::	Industrials UltraSector ProFund ::	195

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

196	:: Internet UltraSector ProFund ::	TICKERS :: Investor Class INPIX :: Service Class INPSX

Important Information About the Fund Investment Objective

The Internet UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones Internet CompositeSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the internet or providing services to people using the internet. As of September 30, 2011, the Index included companies with capitalizations between $188.9 million and $2.4 billion. The average capitalization of the companies comprising the Index was approximately $577.9 million. The Index is published under the Bloomberg ticker symbol “DJINET.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.98%	0.98%

Total Annual Fund Operating Expenses*	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 162% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

FUND NUMBERS :: Investor Class 050 :: Service Class 080 ::	Internet UltraSector ProFund ::	197
>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the internet industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

198	:: Internet UltraSector ProFund ::	TICKERS :: Investor Class INPIX :: Service Class INPSX

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 30.89%. The Index’s highest September to September volatility rate during the five year period was 47.05% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 7.63%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to

ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

FUND NUMBERS :: Investor Class 050 :: Service Class 080 ::	Internet UltraSector ProFund ::	199

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Internet Industry Risk — The Fund is subject to risks faced by companies in the Internet economic sector to the same extent as the Index is so concentrated, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 94.32%;

Worst Quarter (ended 9/30/2001): -70.02%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -23.35%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	53.96%	7.59%	-7.37%
– After Taxes on Distributions	52.82%	7.39%	-7.45%
– After Taxes on Distributions and Sale of Shares	35.59%	6.51%	-5.91%
Service Class Shares	52.47%	6.53%	-8.37%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones Internet Composite Index#	37.26%	9.87%	1.01%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements,

200	:: Internet UltraSector ProFund ::	TICKERS :: Investor Class INPIX :: Service Class INPSX

such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 053 :: Service Class 083 ::	Mobile Telecommunications UltraSector ProFund ::	201

Important Information About the Fund

The Mobile Telecommunications UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Mobile TelecommunicationsSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the mobile telecommunications sector of the U.S. equity market. Component companies include, among others, providers of mobile telephone services, including cellular telephone systems and paging and wireless services. As of September 30, 2011, the Index included companies with capitalizations between $430.2 million and $21.4 billion. The average capitalization of the companies comprising the Index was approximately $5.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSWC.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.95%	1.95%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.70%	3.70%
Fee Waivers/Reimbursements*	-0.97%	-0.97%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$746	$1,343	$2,961
Service Class	$276	$1,043	$1,829	$3,888

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 540% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or

202	:: Mobile Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class WCPIX :: Service Class WCPSX

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund gseeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the mobile telecommunications industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance

FUND NUMBERS :: Investor Class 053 :: Service Class 083 ::	Mobile Telecommunications UltraSector ProFund ::	203

shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 46.27%. The Index’s highest September to September volatility rate during the five year period was 78.01% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -18.67%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

204	:: Mobile Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class WCPIX :: Service Class WCPSX

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Mobile Telecommunications Industry Risk —  The Fund is subject to risks faced by companies in the wireless communications economic sector to the same extent as the Index is so concentrated, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2008): 50.17%;

Worst Quarter (ended 12/31/2008): -70.81%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -25.77%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	31.98%	-33.17%	-26.42%
– After Taxes on Distributions	31.98%	-33.18%	-26.45%
– After Taxes on Distributions and Sale of Shares	20.79%	-23.41%	-15.29%
Service Class Shares	30.73%	-33.79%	-27.18%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Mobile Telecommunications Index#	26.36%	-16.94%	-11.45%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

FUND NUMBERS :: Investor Class 053 :: Service Class 083 ::	Mobile Telecommunications UltraSector ProFund ::	205

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

206	:: Oil & Gas UltraSector ProFund ::	TICKERS :: Investor Class ENPIX :: Service Class ENPSX

Important Information About the Fund

Investment Objective

The Oil & Gas UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Oil & Gas SM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. As of September 30, 2011, the Index included companies with capitalizations between $512.7 million and $353.1 billion. The average capitalization of the companies comprising the Index was approximately $14.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.88%	0.88%

Total Annual Fund Operating Expenses*	1.63%	2.63%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$166	$514	$887	$1,933
Service Class	$266	$817	$1,395	$2,964

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 130% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 046 :: Service Class 076 ::	Oil & Gas UltraSector ProFund ::	207
>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the oil and gas industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

208	:: Oil & Gas UltraSector ProFund ::	TICKERS :: Investor Class ENPIX :: Service Class ENPSX

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 35.83%. The Index’s highest September to September volatility rate during the five year period was 58.95% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 3.55%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate

FUND NUMBERS :: Investor Class 046 :: Service Class 076 ::	Oil & Gas UltraSector ProFund ::	209

dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Oil Equipment, Services and Distribution Industry Risk — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see ‘Investment Objectives, Principal Investment Strategies and Related Risks’ in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with two broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2010): 32.20%;

Worst Quarter (ended 12/31/2008): -38.33%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -20.51%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	25.55%	4.04%	6.93%
– After Taxes on Distributions	25.55%	3.84%	6.76%
– After Taxes on Distributions and Sale of Shares	16.61%	3.39%	6.03%
Service Class Shares	24.30%	3.00%	5.89%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Oil & Gas Index#	19.70%	8.34%	9.80%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

210	:: Oil & Gas UltraSector ProFund ::	TICKERS :: Investor Class ENPIX :: Service Class ENPSX

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 061 :: Service Class 091 ::	Oil Equipment, Services & Distribution UltraSector ::	211

Important Information About the Fund Investment Objective

The Oil Equipment, Services & Distribution UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Oil Equipment, Services & DistributionSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the oil drilling equipment and services sector of the U.S. equity market. Component companies include, among others, suppliers of equipment and services for oil field or platform users. As of September 30, 2011, the Index included companies with capitalizations between $512.7 million and $80.6 billion. The average capitalization of the companies comprising the Index was approximately $7.4 billion. The Index is published under the Bloomberg ticker symbol “DJUSOQ.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses:
Recoupment*	0.03%	0.03%
Other Operating Expenses	0.95%	0.95%

Total Annual Fund Operating Expenses*	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 203% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on

212	:: Oil Equipment, Services & Distribution UltraSector ::	TICKERS :: Investor Class OEPIX :: Service Class OEPSX
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the oil equipment, services and distribution industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

FUND NUMBERS :: Investor Class 061 :: Service Class 091 ::	Oil Equipment, Services & Distribution UltraSector ::	213

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 44.04%. The Index’s highest September to September volatility rate during the five year period was 73.27% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 0.27%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political,

214	:: Oil Equipment, Services & Distribution UltraSector ::	TICKERS :: Investor Class OEPIX :: Service Class OEPSX

regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Oil Equipment, Services and Distribution Industry Risk — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 48.96%;

Worst Quarter (ended 12/31/2008): -67.61%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -34.77%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			06/05/06
– Before Taxes	34.99%	-5.86%
– After Taxes on Distributions	34.99%	-6.01%
– After Taxes on Distributions and Sale of Shares	22.74%	-4.95%
Service Class Shares	33.58%	-6.79%	06/05/06
S&P 500®#	15.08%	2.03%
Dow Jones U.S. Oil Equipment, Services & Distribution Index#	27.38%	3.43%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

FUND NUMBERS :: Investor Class 061 :: Service Class 091 ::	Oil Equipment, Services & Distribution UltraSector ::	215

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

216	:: Pharmaceuticals UltraSector ProFund ::	TICKERS :: Investor Class PHPIX :: Service Class PHPSX

Important Information About the Fund

The Pharmaceuticals UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of September 30, 2011, the Index included companies with capitalizations between $718.8 million and $174.3 billion. The average capitalization of the companies comprising the Index was approximately $28.2 billion. The Index is published under the Bloomberg ticker symbol “DJUSPR.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.69%	1.69%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.44%	3.44%
Fee Waivers/Reimbursements*	-0.71%	-0.71%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$693	$1,237	$2,722
Service Class	$276	$991	$1,728	$3,674

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 381% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular

FUND NUMBERS :: Investor Class 047 :: Service Class 077 ::	Pharmaceuticals UltraSector ProFund ::	217

predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the pharmaceuticals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and

218	:: Pharmaceuticals UltraSector ProFund ::	TICKERS :: Investor Class PHPIX :: Service Class PHPSX

(c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 19.99%. The Index’s highest September to September volatility rate during the five year period was 32.49% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 1.74%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector to the same

FUND NUMBERS :: Investor Class 047 :: Service Class 077 ::	Pharmaceuticals UltraSector ProFund ::	219

extent as the Index is so concentrated, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty healthcare providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector to the same extent as the Index is so concentrated, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2006): 17.34%;

Worst Quarter (ended 6/30/2002): -27.70%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 5.20%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	0.55%	0.30%	-8.83%
– After Taxes on Distributions	0.39%	0.06%	-8.95%
– After Taxes on Distributions and Sale of Shares	0.56%	0.27%	-6.93%
Service Class Shares	-0.49%	-0.67%	-9.68%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Pharmaceuticals Index#	2.13%	3.53%	-2.44%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

220	:: Pharmaceuticals UltraSector ProFund ::	TICKERS :: Investor Class PHPIX :: Service Class PHPSX

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 052 :: Service Class 082 ::	Precious Metals UltraSector ProFund ::	221

Important Information About the Fund

Investment Objective

The Precious Metals UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones Precious MetalsSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted, market-capitalization weighted index. As of September 30, 2011, the Index included companies with capitalizations between $304.7 million and $46.6 billion. The average capitalization of the companies comprising the Index was approximately $14.6 billion. The Index is published under the Bloomberg ticker symbol “DJGSP.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.88%	0.88%

Total Annual Fund Operating Expenses*	1.63%	2.63%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total
Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$166	$514	$887	$1,933
Service Class	$266	$817	$1,395	$2,964

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

222	:: Precious Metals UltraSector ProFund ::	TICKERS :: Investor Class PMPIX :: Service Class PMPSX
>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the

FUND NUMBERS :: Investor Class 052 :: Service Class 082 ::	Precious Metals UltraSector ProFund ::	223

performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 45.91%. The Index’s highest September to September volatility rate during the five year period was 75.45% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 8.77%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market

224	:: Precious Metals UltraSector ProFund ::	TICKERS :: Investor Class PMPIX :: Service Class PMPSX

inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Precious Metals Industry Risk — The Fund is subject to risks faced by companies in the gold, silver and platinum mining economic sector to the same extent as the Index is so concentrated, including: wide fluctuations in the prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the possible illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2007): 38.50%;

Worst Quarter (ended 9/30/2008): -46.49%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -27.69%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/03/02
– Before Taxes	49.62%	5.87%	7.36%
– After Taxes on Distributions	49.62%	4.79%	6.72%
– After Taxes on Distributions and Sale of Shares	32.25%	4.39%	6.06%
Service Class Shares	48.15%	4.84%	6.33%	06/03/02
S&P 500®#	15.08%	2.29%	4.27%
Dow Jones Precious Metals Index#	35.95%	12.87%	12.89%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

FUND NUMBERS :: Investor Class 052 :: Service Class 082 ::	Precious Metals UltraSector ProFund ::	225

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

226	:: Real Estate UltraSector ProFund ::	TICKERS :: Investor Class REPIX :: Service Class REPSX

Important Information About the Fund

The Real Estate UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies and real estate investment trusts (“REITS”) that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2011, the Index included companies with capitalizations between $669.7 million and $ 32.2 billion. The average capitalization of the companies comprising the Index was approximately $4.4 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.03%	1.03%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.78%	2.78%
Fee Waivers/Reimbursements*	-0.05%	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$555	$960	$2,090
Service Class	$276	$857	$1,465	$3,105

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 194% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or

FUND NUMBERS :: Investor Class 041 :: Service Class 071 ::	Real Estate UltraSector ProFund ::	227

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to

228	:: Real Estate UltraSector ProFund ::	TICKERS :: Investor Class REPIX :: Service Class REPSX

securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 49.25%. The Index’s highest September to September volatility rate during the five year period was 91.16% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -3.54%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the

FUND NUMBERS :: Investor Class 041 :: Service Class 071 ::	Real Estate UltraSector ProFund ::	229

Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry to the same extent as the Index is so concentrated, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting REITs which could subject a REIT to federal income taxation; and the risk that the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2009): 49.37%;

Worst Quarter (ended 12/31/2008): -59.94%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -13.22%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	35.70%	-9.82%	3.43%
– After Taxes on Distributions	35.48%	-10.23%	2.09%
– After Taxes on Distributions and Sale of Shares	23.19%	-8.20%	2.18%
Service Class Shares	34.47%	-10.69%	2.39%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Real Estate Index#	26.93%	1.99%	9.66%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.

230	:: Real Estate UltraSector ProFund ::	TICKERS :: Investor Class REPIX :: Service Class REPSX
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 045 :: Service Class 075 ::	Semiconductor UltraSector ProFund ::	231

Important Information About the Fund

The Semiconductor UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. SemiconductorsSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the semiconductor sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of September 30, 2011, the Index included companies with capitalizations between $496.4 million and $112 billion. The average capitalization of the companies comprising the Index was approximately $6.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSSC.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.19%	1.19%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.94%	2.94%
Fee Waivers/Reimbursements*	-0.21%	-0.21%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$589	$1,028	$2,247
Service Class	$276	$890	$1,529	$3,246

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 688% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or

232	:: Semiconductor UltraSector ProFund ::	TICKERS :: Investor Class SMPIX :: Service Class SMPSX

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the semiconductor industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to

FUND NUMBERS :: Investor Class 045 :: Service Class 075 ::	Semiconductor UltraSector ProFund ::	233

securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 33.03%. The Index’s highest September to September volatility rate during the five year period was 50.62% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -1.38%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain

234	:: Semiconductor UltraSector ProFund ::	TICKERS :: Investor Class SMPIX :: Service Class SMPSX

holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductors industry to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuation in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 69.31%;

Worst Quarter (ended 6/30/2002): -51.44%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -20.46%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	15.67%	-6.25%	-12.67%
– After Taxes on Distributions	15.67%	-6.28%	-12.68%
– After Taxes on Distributions and Sale of Shares	10.19%	-5.20%	-9.48%
Service Class Shares	14.45%	-7.20%	-13.54%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Semiconductors Index#	14.22%	0.11%	-2.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

FUND NUMBERS :: Investor Class 045 :: Service Class 075 ::	Semiconductor UltraSector ProFund ::	235

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

236	:: Technology UltraSector ProFund ::	TICKERS :: Investor Class TEPIX :: Service Class TEPSX

Important Information About the Fund

The Technology UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. TechnologySM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and internet services. As of September 30, 2011, the Index included companies with capitalizations between $437.3 million and $353.4 billion. The average capitalization of the companies comprising the Index was approximately $12.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSTC.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.09%	1.09%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.84%	2.84%
Fee Waivers/Reimbursements*	-0.11%	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%
*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$568	$985	$2,150
Service Class	$276	$870	$1,489	$3,159

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 241% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular

FUND NUMBERS :: Investor Class 054 :: Service Class 084 ::	Technology UltraSector ProFund ::	237

predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the technology industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and

238	:: Technology UltraSector ProFund ::	TICKERS :: Investor Class TEPIX :: Service Class TEPSX

(c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 27.10%. The Index’s highest September to September volatility rate during the five year period was 42.20% (September 30, 2009) . The Index’s annualized performance for the five year period ended September 30, 2011 was 3.77%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain

FUND NUMBERS :: Investor Class 054 :: Service Class 084 ::	Technology UltraSector ProFund ::	239

holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductors industry to the same extent as the Index is so concentrated, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuation in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology industry to the same extent as the Index is so concentrated. Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 53.93%;

Worst Quarter (ended 9/30/2001): -52.49%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -13.73%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	15.09%	3.09%	-8.60%
– After Taxes on Distributions	15.09%	3.08%	-8.61%
– After Taxes on Distributions and Sale of Shares	9.81%	2.65%	-6.78%
Service Class Shares	13.96%	2.07%	-9.40%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Technology Index#	12.58%	6.15%	-0.61%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

240	:: Technology UltraSector ProFund ::	TICKERS :: Investor Class TEPIX :: Service Class TEPSX

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 055 :: Service Class 085 ::	Telecommunications UltraSector ProFund ::	241

Important Information About the Fund

The Telecommunications UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S TelecommunicationsSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of September 30, 2011, the Index included companies with capitalizations between $430.2 million and $169.4 billion. The average capitalization of the companies comprising the Index was approximately $18.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSTL.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.73%	1.73%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.48%	3.48%
Fee Waiver/Reimbursement*	-0.75%	-0.75%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$701	$1,253	$2,759
Service	$276	$999	$1,744	$3,707

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 465% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular

242	:: Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class TCPIX :: Service Class TCPSX

predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the telecommunications industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance

FUND NUMBERS :: Investor Class 055 :: Service Class 085 ::	Telecommunications UltraSector ProFund ::	243

shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 26.02%. The Index’s highest September to September volatility rate during the five year period was 43.02% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 0.06%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

244	:: Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class TCPIX :: Service Class TCPSX

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Mobile Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the wireless communications economic sector to the same extent as the Index is so concentrated, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, such stocks in the Index may underperform fixed-income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2002): 55.02%;

Worst Quarter (ended 9/30/2002): -39.32%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -7.46%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	22.11%	1.53%	-8.79%
– After Taxes on Distributions	21.12%	0.02%	-9.57%
– After Taxes on Distributions and Sale of Shares	15.18%	1.09%	-7.02%
Service Class Shares	20.91%	0.55%	-9.65%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Telecommunications Index#	17.74%	5.49%	-0.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

FUND NUMBERS :: Investor Class 055 :: Service Class 085 ::	Telecommunications UltraSector ProFund ::	245

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

246	:: Utilities UltraSector ProFund ::	TICKERS :: Investor Class UTPIX :: Service Class UTPSX

Important Information About the Fund

The Utilities UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Dow Jones U.S. UtilitiesSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities and water utilities. As of September 30, 2011, the Index included companies with capitalizations between $430 million and $36.3 billion. The average capitalization of the companies comprising the Index was approximately $7 billion. The Index is published under the Bloomberg ticker symbol “DJUSUT.”

The Fund is different from most funds in that it seeks leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.14%	1.14%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.89%	2.89%
Fee Waivers/Reimbursements*	-0.16%	-0.16%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$578	$1,006	$2,199
Service Class	$276	$880	$1,509	$3,203

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 581% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) the daily return of the Index. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular

FUND NUMBERS :: Investor Class 057 :: Service Class 087 ::	Utilities UltraSector ProFund ::	247

predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-half times (1.5x) the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-half times (1.5x) the return of the Index over the same period. The Fund will lose money if the Index’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance rises, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the utilities industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-half times (1.5x) the Index, a single day movement in the Index approaching 67% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from one and one-half times (1.5x) the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance.

248	:: Utilities UltraSector ProFund ::	TICKERS :: Investor Class UTPIX :: Service Class UTPSX

The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times (1.5x) the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times (1.5x) the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 23.03%. The Index’s highest September to September volatility rate during the five year period was 38.39% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 3.53%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.5x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or

FUND NUMBERS :: Investor Class 057 :: Service Class 087 ::	Utilities UltraSector ProFund ::	249

segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to, or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector to the same extent as the Index is so concentrated, including: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; the risk that utilities may engage in riskier ventures where they have little or no experience; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 28.31%;

Worst Quarter (ended 9/30/2002): -31.36%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 11.58%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	8.04%	-0.06%	-3.15%
– After Taxes on Distributions	7.62%	-0.44%	-3.43%
– After Taxes on Distributions and Sale of Shares	5.78%	-0.12%	-2.70%
Service Class Shares	7.00%	-1.04%	-4.09%
S&P 500®#	15.08%	2.29%	1.41%
Dow Jones U.S. Utilities Index#	7.80%	3.87%	2.31%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.5x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

250	:: Utilities UltraSector ProFund ::	TICKERS :: Investor Class UTPIX :: Service Class UTPSX

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer Investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 116 :: Service Class 146 ::	Short Oil & Gas ProFund ::	251

Important Information About the Fund

The Short Oil & Gas ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher volatility and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. As of September 30, 2011, the Index included companies with capitalizations between $512.7 million and $353.1 billion. The average capitalization of the companies comprising the Index was approximately $14.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.63%	1.63%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.38%	3.38%
Fee Waivers/Reimbursements*	-0.65%	-0.65%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent
Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$680	$1,212	$2,667
Service Class	$276	$979	$1,704	$3,623

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or

252	:: Short Oil & Gas ProFund ::	TICKERS :: Investor Class SNPIX :: Service Class SNPSX
change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the oil and gas industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create inverse exposure, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher volatility, compounding will cause longer term results to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse (-1x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

FUND NUMBERS :: Investor Class 116 :: Service Class 146 ::	Short Oil & Gas ProFund ::	253

For periods longer than one day, the Fund will lose money when the Index’s performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 35.83%. The Index’s highest September to September volatility rate during the five year period was 58.95% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 3.55%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -1x) to the

Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day. Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as

254	:: Short Oil & Gas ProFund ::	TICKERS :: Investor Class SNPIX :: Service Class SNPSX

developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Oil Equipment, Services and Distribution Industry Risk — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector to the same extent as the Index is so concentrated, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with two broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 26.74%;

Worst Quarter (ended 12/31/2010): -18.34%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 4.95%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/12/05
– Before Taxes	-22.82%	-16.42%	-15.14%
– After Taxes on Distributions	-22.82%	-17.26%	-16.32%
– After Taxes on Distributions and Sale of Shares	-14.84%	-13.29%	-12.33%
Service Class Shares	-23.71%	-17.21%	-15.95%	09/12/05
S&P 500®#	15.08%	2.29%	2.39%
Dow Jones U.S. Oil & Gas Index#	19.70%	8.34%	7.21%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

FUND NUMBERS :: Investor Class 116 :: Service Class 146 ::	Short Oil & Gas ProFund ::	255

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

256	:: Short Precious Metals ProFund ::	TICKERS :: Investor Class SPPIX :: Service Class SPPSX

Important Information About the Fund

The Short Precious Metals ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Dow Jones Precious MetalsSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher volatility and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of September 30, 2011, the Index included companies with capitalizations between $304.6 million and $46.5 billion. The average capitalization of the companies comprising the Index was approximately $14.6 billion. The Index is published under the Bloomberg ticker symbol “DJGSP.”

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.28%	1.28%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.03%	3.03%
Fee Waivers/Reimbursements*	-0.30%	-0.30%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$608	$1,066	$2,335
Service Class	$276	$908	$1,565	$3,325

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on

FUND NUMBERS :: Investor Class 117 :: Service Class 147 ::	Short Precious Metals ProFund ::	257
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create inverse exposure, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher volatility, compounding will cause longer term results to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse (-1x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

258	:: Short Precious Metals ProFund ::	TICKERS :: Investor Class SPPIX :: Service Class SPPSX

For periods longer than one day, the Fund will lose money when the Index’s performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 45.91%. The Index’s highest September to September volatility rate during the five year period was 75.45% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was 8.77%

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -1x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day. Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information

FUND NUMBERS :: Investor Class 117 :: Service Class 147 ::	Short Precious Metals ProFund ::	259

may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Precious Metals Industry Risk — The Fund is subject to risks faced by companies in the gold, silver and platinum mining economic sector to the same extent as the Index is so concentrated, including: wide fluctuations in the prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the possible illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. Further, such stocks in the Index may outperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

260	:: Short Precious Metals ProFund ::	TICKERS :: Investor Class SPPIX :: Service Class SPPSX

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 33.99%;

Worst Quarter (ended 12/31/2008): -28.02%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 12.35%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Since Inception	Inception Date
Investor Class Shares			01/09/06
– Before Taxes	-33.83%	-26.37%
– After Taxes on Distributions	-33.83%	-26.95%
– After Taxes on Distributions and Sale of Shares	-21.99%	-19.68%
Service Class Shares	-34.42%	-27.09%	01/09/06
S&P 500®#	15.08%	1.62%
Dow Jones Precious Metals Index#	35.95%	11.00%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 118 :: Service Class 148 ::	Short Real Estate ProFund ::	261

Important Information About the Fund

The Short Real Estate ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls. Longer holding periods, higher volatility and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies, and real estate investment trusts (“REITs”) that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2011, the Index included companies with capitalizations between $669.7 million and $32.2 billion. The average capitalization of the companies comprising the Index was approximately $4.4 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

The Fund is different from most funds in that it seeks returns inverse to the Index and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.34%	1.34%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.09%	3.09%
Fee Waivers/Reimbursements*	-0.36%	-0.36%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management
Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$620	$1,091	$2,392
Service Class	$276	$920	$1,589	$3,377

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on

262	:: Short Real Estate ProFund ::	TICKERS :: Investor Class SRPIX :: Service Class SRPSX
or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money over time even if the Index performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2011, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create inverse exposure, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher volatility, compounding will cause longer term results to vary from the inverse (-1x) of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index performance; b) Index volatility; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index performance and Index volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse (-1x) of the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index. For

FUND NUMBERS :: Investor Class 118 :: Service Class 148 ::	Short Real Estate ProFund ::	263

periods longer than one day, the Fund will lose money when the Index performance is flat and can even lose money when the Index falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 49.25%. The Index’s highest September to September volatility rate during the five year period was 91.16% (September 30, 2009). The Index’s annualized performance for the five year period ended September 30, 2011 was -3.54%

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over-or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e. -1x) to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day. Additionally, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over-or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the

264	:: Short Real Estate ProFund ::	TICKERS :: Investor Class SRPIX :: Service Class SRPSX

Fund from limiting losses, realizing gains, obtaining inverse exposure to or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry to the same extent as the Index is so concentrated, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting REITs which could subject a REIT to federal income taxation; and the risk that the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, such stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors. While the realization of certain of the risks faced by these companies may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2009): 14.12%;

Worst Quarter (ended 6/30/2009): -33.75%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -0.12%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/12/05
– Before Taxes	-28.66%	-20.65%	-19.51%
– After Taxes on Distributions	-28.66%	-21.46%	-20.31%
– After Taxes on Distributions and Sale of Shares	-18.63%	-16.06%	-15.16%
Service Class Shares	-29.25%	-21.40%	-20.28%	09/12/05
S&P 500®#	15.08%	2.29%	2.39%
Dow Jones U.S. Real Estate Index#	26.93%	1.99%	1.87%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

FUND NUMBERS :: Investor Class 118 :: Service Class 148 ::	Short Real Estate ProFund ::	265

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Hratch Najarian, Senior Portfolio Manager, has managed the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

266	:: U.S. Government Plus ProFund ::	TICKERS :: Investor Class GVPIX :: Service Class GVPSX

Important Information About the Fund

The U.S. Government Plus ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times (1.25x) the movement of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”) for that period. The Fund will lose money if the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance rises. Longer holding periods, higher benchmark volatility and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Long Bond may affect the Fund’s return as much as or more than the return of the Long Bond.

The Fund is different from most funds in that it seeks leveraged returns relative to the Long Bond and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one quarter times (1.25x) the daily price movement of the most recently issued Long Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.89%	0.89%

Total Annual Fund Operating Expenses*	1.39%	2.39%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.70% for Investor Class shares and 2.70% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$142	$440	$761	$1,669
Service Class	$242	$745	$1,275	$2,726

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 9,189% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in U.S. government securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-quarter times (1.25x) the daily movement of the Long Bond. Assets of the Fund not invested in U.S. Government securities or derivatives will typically be held in money market instruments.

>

U.S. Government Securities — The Fund invests in U.S. government securities, which are issued by the U.S. government or one of its agencies or instrumentalities, including U.S. Treasury securities. Some, but not all U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly investing in debt in order to gain leveraged exposure to the Long Bond. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 062 :: Service Class 092 ::	U.S. Government Plus ProFund ::	267
>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-quarter times (1.25x) the Long Bond. The Fund may gain exposure through a representative selection of securities, which are intended to have aggregate characteristics similar to those of the Long Bond. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security or instrument, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in U.S. government securities and/or derivatives that, in combination, provide exposure to the Long Bond without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Long Bond is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from one and one-quarter times (1.25x) the return of the Long Bond over the same period. The Fund will lose money if the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance rises, as a result of daily rebalancing, the Long Bond’s volatility and the effects of compounding. See “Principal Risks”, below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the referenced security, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Long Bond has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Long Bond reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-quarter times (1.25x) the Long Bond, a single day movement in the Long Bond approaching 80% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Long Bond subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Long Bond, even if the Long Bond maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Long Bond’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. Particularly during periods of higher volatility, compounding will cause longer term results to vary from one and one-quarter times (1.25x) the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) period of time d) financing rates associated with leverage; e) other Fund expenses; and f) interest paid on the Long Bond. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-quarter times (1.25x) the performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be

268	:: U.S. Government Plus ProFund ::	TICKERS :: Investor Class GVPIX :: Service Class GVPSX

expected to return less than one and one-quarter times (1.25x) the performance of the Long Bond. For periods longer than one day, the Fund will lose money when the Long Bond’s performance is flat and can even lose money when the Long Bond rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Long Bond	125% One Year Long Bond	10%	25%	50%	75%	100%

-60%	-75.0%	-68.2%	-68.5%	-69.4%	-70.9%	-72.8%

-50%	-62.5%	-58.0%	-58.4%	-59.6%	-61.5%	-64.0%

-40%	-50.0%	-47.3%	-47.7%	-49.2%	-51.6%	-54.8%

-30%	-37.5%	-36.1%	-36.6%	-38.4%	-41.4%	-45.2%

-20%	-25.0%	-24.5%	-25.1%	-27.2%	-30.7%	-35.3%

-10%	-12.5%	-12.5%	-13.2%	-15.7%	-19.7%	-25.0%

0%	0.0%	-0.2%	-1.0%	-3.8%	-8.4%	-14.5%

10%	12.5%	12.5%	11.6%	8.3%	3.2%	-3.6%

20%	25.0%	25.4%	24.4%	20.8%	15.0%	7.4%

30%	37.5%	38.6%	37.5%	33.5%	27.1%	18.7%

40%	50.0%	52.0%	50.8%	46.5%	39.5%	30.3%

50%	62.5%	65.7%	64.4%	59.6%	52.0%	42.0%

60%	75.0%	79.7%	78.2%	73.1%	64.8%	53.9%

The Long Bond’s annualized historical volatility rate for the five year period ended September 30, 2011 was 17.26%. The Long Bond’s highest September to September volatility rate during the five year period was 23.60% (September 30, 2009). The Long Bond’s annualized performance for the five year period ended September 30, 2011 was 11.08%.

Historical volatility and performance are not indications of what the Long Bond’s volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Long Bond, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Long Bond, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Long Bond may prevent the Fund from achieving a high degree of correlation with the Long Bond. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Long Bond’s movements.

Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., 1.25x) to the Long Bond at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Long Bond’s level is volatile near the close of the trading day.

Additionally, if the Long Bond has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Long Bond reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Long Bond, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure to the Long Bond. In addition, the Fund may invest in securities or financial instruments with different characteristics than the Long Bond. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Long Bond. Activities surrounding reconstitutions and other rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Many types of debt instruments are subject to call risk, which is the risk that the issuer of the security will call or repay principal prior to the maturity date. Callable debt instruments may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

FUND NUMBERS :: Investor Class 062 :: Service Class 092 ::	U.S. Government Plus ProFund ::	269

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Long Bond.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with two broad measures of market performance.

This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 42.18%;

Worst Quarter (ended 3/31/2009): -17.24%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was 42.26%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	9.40%	2.60%	5.04%
– After Taxes on Distributions	9.12%	1.73%	3.73%
– After Taxes on Distributions and Sale of Shares	6.11%	1.70%	3.55%
Service Class Shares	8.17%	1.58%	3.97%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index#	9.37%	5.68%	6.80%
30-Year U.S. Treasury Bond#	9.15%	4.65%	6.61%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Long Bond.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily leveraged results (i.e., 1.25x). Shareholders should actively monitor their investments.

270	:: U.S. Government Plus ProFund ::	TICKERS :: Investor Class GVPIX :: Service Class GVPSX

Management

The Fund is advised by ProFund Advisors. Michelle Liu, Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	271

Important Information About the Fund

The Rising Rates Opportunity 10 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse (-1x) of the movement of the most recently issued 10-Year U.S. Treasury Note (the “Note”) for that period. The Fund will lose money if the Note’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Note’s performance falls. Longer holding periods, higher benchmark volatility and inverse exposure each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Note may affect the Fund’s return as much as or more than the return of the Note.

The Fund is different from most funds in that it seeks returns inverse to the Note and only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily price movement of the most recently issued Note. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.89%	0.89%

Total Annual Fund Operating Expenses*	1.64%	2.64%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$167	$517	$892	$1,944
Service Class	$267	$820	$1,400	$2,973

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily movement of the Note. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse exposure to the Note. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Note. The Fund may gain inverse exposure through a representative selection of securities, which are intended to have aggregate characteristics similar to those of the inverse of the Note. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security or instrument, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully

272	:: Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

invested at all times in securities and/or derivatives that, in combination, provide inverse exposure to the Note without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Note is consistent with the Fund’s investment objective. The Note’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Note has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the price of the Note has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Note over the same period. The Fund will lose money if the Note’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Note’s performance falls, as a result of daily rebalancing, the Note’s volatility and the effects of compounding. See “Principal Risks”, below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the referenced security, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Note has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Note reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Note’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. Particularly during periods of higher volatility, compounding will cause longer term results to vary from the inverse (-1x) of the movement of the Note. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Note’s performance; b) the Note’s volatility; c) period of time d) financing rates associated with inverse exposure; e) other Fund expenses; and f) interest paid on the Note. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than the inverse (-1x) of the performance of the Note; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Note. For periods longer than one day, the Fund will lose money when the Note’s performance is flat and can even lose money when the Note falls.

Estimated Fund Returns

Performance		Volatility Rate
One Year Note	-100% One Year Note	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	273

The Note’s annualized historical volatility rate for the five year period ended September 30, 2011 was 9.22%. The Note’s highest September to September volatility rate during the five year period was 12.43% (September 30, 2009). The Note’s annualized performance for the five year period ended September 30, 2011 was 8.71%.

Historical volatility and performance are not indications of what the Note’s volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Note, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Note, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Note may prevent the Fund from achieving a high degree of correlation with the Note. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Note’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -1x) to the Note at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Note’s level is volatile near the close of the trading day.

Additionally, if the Note has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Note reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Note, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure to the Note. In addition, the Fund may invest in securities or financial instruments with different characteristics than the Note. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under- exposed to the Note. Activities surrounding reconstitutions and other rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Many types of debt instruments are subject to call risk, which is the risk that the issuer of the security will call or repay principal prior to the maturity date. Callable debt instruments may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government.

While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Note, such occurrences may introduce more volatility to the Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders will lose money when the Note rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse exposure to or achieving a high correlation with the Note.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. As a fund seeking investment results that correspond to the inverse (-1x) of the Note, the Fund’s performance will generally decrease when market conditions cause the level of the Note to rise.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has

274	:: Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Short Sales Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security, plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security, plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with two broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 5.54%;

Worst Quarter (ended 12/31/2008): -14.45%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -15.54%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				01/10/05
– Before Taxes	-10.01%	-4.27%	-3.56%
– After Taxes on Distributions	-10.01%	-4.75%	-4.03%
– After Taxes on Distributions and Sale of Shares	-6.51%	-3.81%	-3.21%
Service Class Shares	-10.93%	-5.22%	-4.51%	01/10/05
Barclays Capital Composite U.S. Treasury Index#	4.90%	5.10%	4.79%
10-Year U.S. Treasury Note#	8.64%	5.87%	5.41%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index or Note.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	275

Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Michelle Liu, Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

276	:: Rising Rates Opportunity ProFund ::	TICKERS :: Investor Class RRPIX :: Service Class RRPSX

Important Information About the Fund

The Rising Rates Opportunity ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the inverse (-1.25x) of the movement of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”) for that period. The Fund will lose money if the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance falls. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Long Bond may affect the Fund’s return as much as or more than the return of the Long Bond.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Long Bond and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued Long Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.83%	0.83%

Total Annual Fund Operating Expenses*	1.58%	2.58%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses , as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$499	$860	$1,878
Service Class	$261	$802	$1,370	$2,915

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-quarter times the inverse (-1.25x) of the daily movement of the Long Bond. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse leveraged exposure to the Long Bond. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of one and one-quarter times the inverse (-1.25x) of the Long Bond. The Fund may gain inverse exposure through a representative selection of securities, which are intended to have aggregate characteristics

FUND NUMBERS :: Investor Class 065 :: Service Class 095 ::	Rising Rates Opportunity ProFund ::	277

similar to those of a multiple of the inverse of the Long Bond. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security or instrument, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide leveraged inverse exposure to the Long Bond without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to the Long Bond is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Long Bond has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s inverse exposure will need to be decreased. Conversely, if the price of the Long Bond has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the one and one-quarter times the inverse (-1.25x) of the return of the Long Bond over the same period. The Fund will lose money if the Long Bond’s performance is flat over time, and it is possible that the Fund will lose money over time even if the Long Bond’s performance falls, as a result of daily rebalancing, the Long Bond’s volatility and the effects of compounding. See “Principal Risks,” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Long Bond, which may prevent the Fund from achieving its investment objective. Additionally, with respect to the use of swap agreements, if the Long Bond has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Long Bond reverses all or a portion of its intraday move by the end of the day. The cost to use derivatives generally increases as interest rates increase, which will lower the Fund’s return.

Further, because the Fund includes a multiplier of one and one-quarter times the inverse (-1.25x) of the Long Bond, a single day movement in the Long Bond approaching 80% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Long Bond subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with any such single day movements in the Long Bond, even if the Long Bond maintains a level greater than zero at all times.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Long Bond’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher volatility, compounding will cause longer term results to vary from one and one-quarter times the inverse (-1.25x) of the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) period of time d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) interest paid on the Long Bond. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same as or more than one and one-quarter times the inverse (-1.25x) of the performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the inverse (-1.25x) of the performance of the Long Bond. For periods longer than one day, the Fund will lose money when the Long Bond’s performance is flat and can even lose money when the Long Bond falls.

278	:: Rising Rates Opportunity ProFund ::	TICKERS :: Investor Class RRPIX :: Service Class RRPSX

Estimated Fund Returns

Performance		Volatility Rate
One Year Long Bond	-125% One Year Long Bond	10%	25%	50%	75%	100%

-60%	75.0%	210.0%	187.9%	121.2%	42.5%	-23.0%

-50%	62.5%	134.5%	117.8%	67.3%	7.8%	-41.7%

-40%	50.0%	86.7%	73.4%	33.2%	-14.1%	-53.6%

-30%	37.5%	54.0%	43.0%	9.9%	-29.2%	-61.7%

-20%	25.0%	30.3%	21.1%	-7.0%	-40.1%	-67.6%

-10%	12.5%	12.5%	4.5%	-19.7%	-48.3%	-72.0%

0%	0.0%	-1.4%	-8.4%	-29.6%	-54.7%	-75.5%

10%	-12.5%	-12.5%	-18.7%	-37.5%	-59.8%	-78.2%

20%	-25.0%	-21.5%	-27.1%	-44.0%	-63.9%	-80.5%

30%	-37.5%	-29.0%	-34.0%	-49.3%	-67.3%	-82.3%

40%	-50.0%	-35.3%	-39.9%	-53.8%	-70.2%	-83.9%

50%	-62.5%	-40.6%	-44.8%	-57.6%	-72.7%	-85.2%

60%	-75.0%	-45.2%	-49.1%	-60.9%	-74.8%	-86.4%

The Long Bond’s annualized historical volatility rate for the five year period ended September 30, 2011 was 17.26%. The Long Bond’s highest September to September volatility rate during the five year period was 23.60% (September 30, 2009). The Long Bond’s annualized performance for the five year period ended September 30, 2011 was 11.08%.

Historical volatility and performance are not indications of what the Long Bond’s volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Long Bond, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Long Bond, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Long Bond may prevent the Fund from achieving a high degree of correlation with the Long Bond. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Long Bond’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed (i.e., -1.25x) to the Long Bond at the end of each day and the likelihood of being materially under-or over- exposed is higher on days when the Long Bond’s level is volatile near the close of the trading day.

Additionally, if the Long Bond has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. This, in turn, may prevent the Fund from achieving its investment objective, even if the Long Bond reverses all or a portion of its intraday move by the end of the day.

A number of other factors may also adversely affect the Fund’s correlation with the Long Bond, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure to the Long Bond. In addition, the Fund may invest in securities or financial instruments with different characteristics than the Long Bond. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Long Bond. Activities surrounding reconstitutions and other rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Many types of debt instruments are subject to call risk, which is the risk that the issuer of the security will call or repay principal prior to the maturity date. Callable debt instruments may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government.

While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to one and one-quarter times the inverse (-1.25%) of the Long Bond, such occurrences may introduce more volatility to the Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

FUND NUMBERS :: Investor Class 065 :: Service Class 095 ::	Rising Rates Opportunity ProFund ::	279

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders will lose money when the Long Bond rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining inverse leverages exposure to or achieving a high correlation with the Long Bond.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. As a fund seeking investment results that correspond to one and one-quarter times the inverse (-1.25x) of the Long Bond, the Fund’s performance will generally decrease when market conditions cause the level of the Long Bond to rise.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Short Sales Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security, plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security, plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with two measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

280	:: Rising Rates Opportunity ProFund ::	TICKERS :: Investor Class RRPIX :: Service Class RRPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2009): 15.47%;

Worst Quarter (ended 12/31/2008): -32.56%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -34.40%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	-15.91%	-6.10%	-8.24%
– After Taxes on Distributions	-15.91%	-6.82%	-8.72%
– After Taxes on Distributions and Sale of Shares	-10.34%	-5.38%	-6.78%
Service Class Shares	-16.74%	-7.05%	-9.11%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index#	9.37%	5.68%	6.80%
30-Year U.S. Treasury Bond#	9.15%	4.65%	6.61%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Long Bond.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged results (i.e., -1.25x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Michelle Liu, Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 112 :: Service Class 142 ::	Rising U.S. Dollar ProFund ::	281

Important Information About the Fund

The Rising U.S. Dollar ProFund (the “Fund”) seeks investments results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from return of the U.S. Dollar Index® (the “Index”) for that period. The Fund will lose money if the Index performance is flat over time, and it is possible that the Fund will lose money even if the Index performance rises. Longer holding periods and higher index volatility each exacerbate the impact of compounding on a fund’s returns. During periods of higher market volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Index is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

The Fund is different from most funds in that it seeks returns only on a daily basis. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.87%	0.87%

Total Annual Fund Operating Expenses*	1.62%	2.62%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$511	$881	$1,922
Service Class	$265	$814	$1,390	$2,954

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,297% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives to gain exposure to the Index. These derivatives principally include:

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for a cash settlement.

•

Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the Index. The Fund may gain exposure through a representative selection of securities, which are intended to have aggregate characteristics similar to those of the Index. ProFund Advisors does not invest the

282	:: Rising U.S. Dollar ProFund ::	TICKERS :: Investor Class RDPIX :: Service Class RDPSX

assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or currency, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Funds should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the Index over the same period. The Fund will lose money if the Index’s performance falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding, See “Principal Risks”, below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the referenced security, which may prevent the Fund from achieving its investment objective.

Compounding Risk — As a result of compounding and because the Fund has a single day investment objective, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the Index’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on this fund. Particularly during periods of higher Index volatility, compounding will cause longer term results to vary from the movement of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) the Index’s performance; b) the Index’s volatility; c) period of time; d) financing rates associated with obtaining exposure; e) other Fund expenses; and f) interest paid on securities in the Index. The chart below illustrates the impact of two principal factors —  volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return the same or more than the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the performance of the Index. For periods longer than one day, the Fund will lose money when the Index performance is flat and can lose money when the Index rises.

Estimated Fund Returns

Performance		Volatility Rate
One Year Index	100% One Year Index	10%	25%	50%	75%	100%

60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

-10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

-20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

-30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

-40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

-50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

-60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2011 was 9.04%. The Index’s highest September to September volatility rate during the five year period was 12.95%. The Index’s annualized performance for the five year period ended September 30, 2011 was -1.80%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

FUND NUMBERS :: Investor Class 112 :: Service Class 142 ::	Rising U.S. Dollar ProFund ::	283

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds – Compounding Risk” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse Leveraged Funds” in the Fund’s Statement of Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day and the likelihood of being materially under- or over-exposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure, or its weighting of investments may not yield complete investment exposure, to the Index. In addition, the Fund may invest in securities or financial instruments with different characteristics than those in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep exposure consistent with a single day investment objective, will cause a higher level of portfolio transactions in comparison to most funds. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986. The Fund currently intends to take positions in financial instruments, including forward currency contracts that, in combination, have daily return characteristics similar to those of the Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

284	:: Rising U.S. Dollar ProFund ::	TICKERS :: Investor Class RDPIX :: Service Class RDPSX

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 8.99%;

Worst Quarter (ended 9/30/2010): -9.42%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -2.86%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				02/17/05
– Before Taxes	-1.59%	-2.70%	-0.62%
– After Taxes on Distributions	-1.59%	-3.16%	-1.09%
– After Taxes on Distributions and Sale of Shares	-1.03%	-2.52%	-0.77%
Service Class Shares	-2.57%	-3.64%	-1.57%	02/17/05
S&P 500®#	15.08%	2.29%	2.91%
U.S. Dollar Index+	1.40%	-2.81%	-0.92%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+	Reflects no deduction for fees, expenses or taxes. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 113 :: Service Class 143 ::	Falling U.S. Dollar ProFund ::	285

Important Information About the Fund

Investment Objective

The Falling U.S. Dollar ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the U.S. Dollar Index® (the “Index”).

The Index is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%	2.74%
Fee Waivers/Reimbursements*	-0.01%	-0.01%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class shares and 2.73% for Service Class shares through November 30, 2012. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$547	$943	$2,051
Service Class	$276	$849	$1,449	$3,070

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives to gain inverse exposure to the Index. These derivatives principally include:

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for a cash settlement.

•

Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate on a daily basis the performance of the inverse (-1x) of the Index. The Fund may gain inverse exposure through a representative selection of securities, which are intended to have aggregate characteristics similar to those of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument or currency, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in derivatives that, in combination, provide inverse exposure to the Index without regard to market conditions, trends or direction.

286	:: Falling U.S. Dollar ProFund ::	TICKERS :: Investor Class FDPIX :: Service Class FDPSX

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Because the Fund’s investments in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments. There may be imperfect correlation between the value of the instruments and the Index, which may prevent the Fund from achieving its investment objective.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have complete investment exposure, or its weighting of investments may not yield complete investment exposure, to the Index. In addition, the Fund may invest in securities or financial instruments with different characteristics than those in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may be unable to meet its investment objective and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse (-1x) of the Index, such occurrences may introduce more volatility to the Fund.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, obtaining exposure to or achieving a high correlation with the Index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. As a fund seeking investment results that correspond to the inverse (-1x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProFund Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

Portfolio Turnover Risk — The Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase Fund brokerage costs and may result in increased taxable capital gains.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986. The Fund currently intends to take positions in financial instruments, including forward currency contracts that, in combination, have daily return characteristics similar to those of the Index, or similar to the inverse of such

FUND NUMBERS :: Investor Class 113 :: Service Class 143 ::	Falling U.S. Dollar ProFund ::	287

index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2010): 8.89%;

Worst Quarter (ended 9/30/2008): -8.25%.

The year-to-date return as of the most recent quarter, which ended September 30, 2011, was -0.30%.

Average Annual Total Returns

as of December 31, 2010

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				02/17/05
– Before Taxes	-2.80%	3.04%	1.11%
– After Taxes on Distributions	-2.80%	2.02%	0.18%
– After Taxes on Distributions and Sale of Shares	-1.82%	2.10%	0.48%
Service Class Shares	-3.77%	2.01%	0.10%	02/17/05
S&P 500®#	15.08%	2.29%	2.91%
U.S. Dollar Index+	1.40%	-2.81%	-0.92%
#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
+	Reflects no deduction for fees, expenses or taxes. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse results (i.e., -1x). Shareholders should actively monitor their investments.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, has managed the Fund since December 2009.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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289

Investment Objectives,

Principal Investment Strategies and

Related Risks

290	:: Investment Objectives, Principal Investment Strategies and Related Risks

This section contains additional details about the ProFunds’ investment objectives, principal investment strategies and related risks.

Investment Objectives

Each ProFund offered herein (“ProFund(s)” or “Fund(s)”) is a series of ProFunds Trust (the “Trust” or “ProFunds”) and is designed to seek daily investment results that, before fees and expenses, correspond to the daily performance of a benchmark, such as the daily performance of an index or security, or the inverse (-1x), a multiple (i.e., 1.25x, 1.5x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security (each such index or security, a “benchmark”). The Classic ProFunds seek to provide daily investment results, before fees and expenses, that match (1x) the daily performance of its benchmark. The Ultra ProFunds seek to provide daily investment results, before fees and expenses, that correspond to a multiple (1.5x or 2x) of the daily performance of its benchmark. The Inverse ProFunds seek to provide daily investment results, before fees and expenses, that correspond to the inverse (-1x) or an inverse multiple (-2x) of the daily performance of its benchmark. The Non-Equity ProFunds seek to provide exposure to the U.S. Dollar Index and certain U.S. Treasury securities.

Each Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders. In addition each Fund may substitute a different index or security for its current benchmark.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance, inverse performance, or multiple thereof, as applicable, of its benchmark. The Funds employ investment techniques that ProFund Advisors believes should, in the aggregate, simulate the movement, inverse, or multiple thereof, as applicable, of their respective benchmarks.

The investment techniques utilized to simulate the movement of each applicable benchmark are intended to seek to maintain a high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the benchmark or inverse of the benchmark or multiple thereof, as applicable. For example, a Fund may hold a representative sample of the securities in a benchmark, which is intended to have aggregate characteristics similar to those of the benchmark. In addition, a Fund may obtain exposure to components not included in the benchmark, invest in securities that are not included in the benchmark or overweight or underweight certain components contained in the benchmark.

ProFund Advisors does not invest the assets of the Funds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis, or forecast market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its benchmark without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

At the close of the markets each trading day, each Fund (except for the Classic ProFunds) will seek to position its portfolio so that a Fund’s exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the benchmark’s movements during the day will determine whether a Fund’s portfolio needs to be re-positioned.

For example, if the benchmark has risen on a given day, net assets of an Ultra ProFund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the benchmark has fallen on a given day, net assets of an Ultra ProFund should fall, meaning the Fund’s exposure will need to be decreased. Similarly, if the benchmark has risen on a given day, net assets of an Inverse ProFund should fall, meaning that the Fund’s short exposure will need to be decreased. Conversely, if the benchmark has fallen on a given day, net assets of an Inverse ProFund should rise, meaning the Fund’s short exposure will need to be increased.

Principal Investment Strategies Specific to the Classic ProFunds

As described in its Summary Prospectus, each Classic ProFund invests in, as a principal investment strategy, equity securities, depositary receipts and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of its benchmark.

>	Equity Securities — Each Classic ProFund invests in common stock issued by public companies.

>	Depositary Receipts — Europe 30 ProFund may, as a principal investment strategy, invest in depositary receipts which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

>

Derivatives — Each Classic ProFund (other than Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund and Europe 30 ProFund) invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to its benchmark. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Investment Objectives, Principal Investment Strategies and Related Risks ::	291
•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>

Money Market Instruments — Each of the Bull ProFund, Mid-Cap ProFund, Small-Cap ProFund and NASDAQ-100 ProFund invest in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles as a principal investment strategy.

All Classic ProFunds (except Bull ProFund) are subject to the Securities and Exchange Commission (“SEC”) “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in securities contained in the benchmark and/or financial instruments that, in combination, should have similar economic characteristics.

Principal Investment Strategies Specific to the Ultra ProFunds

As described in its Summary Prospectus, each Ultra ProFund invests, as a principal investment strategy, in equity securities, depositary receipts and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (1.5x) or twice (2x) the daily return of its benchmark. Assets of an Ultra ProFund not invested in equity securities, depositary receipts or derivatives will typically be held in money market instruments.

>

Equity Securities — Each Ultra ProFund (other than UltraInternational ProFund, UltraJapan ProFund and Precious Metals UltraSector ProFund) invests in common stock issued by public companies as a principal investment strategy.

>	Depositary Receipts — UltraEmerging Markets ProFund, UltraLatin America ProFund and UltraChina ProFund may, as a principal investment strategy, invest in depositary receipts which principally include:

•

American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

•	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

>

Derivatives — Each Ultra ProFund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index as a principal investment strategy. An Ultra ProFund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to its benchmark. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — Each of the UltraProFunds invest in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

All Ultra ProFunds (except UltraBull ProFund and UltraInternational ProFund) are subject to the SEC “names rule” under the 1940 Act, and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in securities contained in the benchmark and/or financial instruments that, in combination, should have similar economic characteristics.

Principal Investment Strategies Specific to the Inverse ProFunds

As described in its Summary Prospectus, each Inverse ProFund invests in, as a principal investment strategy, derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the inverse (-1x) or an inverse multiple (-2x) of its benchmark. Assets of an Inverse ProFund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — Each Inverse ProFund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including ETFs), interest rate or index as a principal investment strategy. An Inverse ProFund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse or inverse leveraged exposure to its benchmark. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Inverse ProFunds invest in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles.

All Inverse ProFunds (except Bear ProFund, UltraBear ProFund and UltraShort International ProFund) are subject to the SEC “names rule” under the 1940 Act, and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in financial

292	:: Investment Objectives, Principal Investment Strategies and Related Risks

instruments investments that, in combination, should have economic characteristics that correlate to the inverse or multiple thereof of its benchmark.

Principal Investment Strategies Specific to the Non-Equity ProFunds

As described in its Summary Prospectus, each Non-Equity ProFund invests, as a principal investment strategy, in U.S. Government securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as its benchmark, a multiple (1.25x) of its benchmark, or the inverse (-1x) or an inverse multiple (-1.25x) of its benchmark. Assets of a Non-Equity ProFund not invested in U.S. Government securities or derivatives will typically be held in money market instruments.

>

U.S. Government Securities (U.S. Government Plus ProFund) — Securities issued by the U.S. government or by one of its agencies or instrumentalities, including U.S. Treasury Securities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

>

Derivatives — Each Non-Equity ProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing in or shorting debt in order to gain exposure, leveraged exposure or inverse leveraged exposure to its benchmark. These derivatives principally include:

•

Swap Agreements — (U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund) Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Futures Contracts (Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place, or alternatively, may call for cash settlement.

•

Forward Contracts (Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

>	Money Market Instruments — Each Non-Equity ProFund invests in short-term cash instruments that have a remaining maturity 397 days or less and exhibit high quality credit profiles.

All Non-Equity ProFunds (except Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) are subject to the SEC “names rule” under the 1940 Act, and each such Fund

(other than Falling U.S. Dollar ProFund) commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in debt securities contained in its benchmark or in investments suggested by its name and/or financial instruments that, in combination, should have similar economic characteristics. Falling U.S. Dollar ProFund commits to invest at least 80% of its assets, under normal circumstances, in financial instruments that, in combination, have economic characteristics that correlate to the inverse of investments suggested by its name.

Principal Risks Specific to ProFunds

Like all investments, investing in the Funds entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.

Risks Associated with the Use of Derivatives

(All ProFunds except Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund and Europe 30 ProFund)

The ProFunds use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements, and similar instruments. Because the ProFunds’ investments in financial instruments may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, inverse exposure or inverse leverage, the use of derivatives may expose the ProFunds to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives also may result in imperfect correlation between the value of the instruments and the benchmark, which may prevent a ProFund from achieving its investment objective. The use of derivatives and aggressive investment techniques also exposes a ProFund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying its benchmark, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is temporarily mispriced; 3) credit or counterparty risk on the amount each ProFund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a ProFund’s position in a particular instrument when desired. The Funds may use leveraged or inverse leveraged investment techniques in seeking to achieve their respective investment objectives. Because the Funds include either a -2x or 2x multiplier, a 1.5x multiplier or a -1.25x or 1.25x

Investment Objectives, Principal Investment Strategies and Related Risks ::	293

multiplier, a single day adverse price movement of more than 50%, 67% or 80%, respectively, in a relevant benchmark, could result in the total loss of an investor’s investment.

Correlation Risk (All ProFunds)

A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to such stocks or industries may be different from that of the benchmark. In addition, a Fund may invest in securities or financial instruments not included in the benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding index reconstitutions and other rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on that day. Each Fund (other than the Classic ProFunds and Falling U.S. Dollar ProFund) seeks to rebalance its portfolio daily to keep its exposure to the benchmark consistent with its daily investment objective.

Compounding Risk (All ProFunds except Classic ProFunds and Falling U.S. Dollar ProFund)

Some Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple, the inverse, or an inverse multiple of the performance of a benchmark on a given day. These Funds are subject to all of the correlation risks described above. In addition, because the Funds have a single day investment objective, for periods greater than one day, the effect of compounding may cause the performance of a Fund to vary from the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the Fund objective, as applicable, before accounting for fees and fund expenses. As explained in greater detail in the following section, as a result of compounding, inverse (-1x) and leveraged Funds are unlikely to provide a simple multiple (e.g., -1x, 2x, or -2x) of an index’s return over periods longer than a single day.

Understanding Long-Term Performance of Daily Objective Leveraged, Inverse and Inverse Leveraged Funds — the Impact of Compounding

ProFunds (other than Classic ProFunds and Falling U.S. Dollar ProFund) are designed to provide leveraged (e.g., 1.25x, 1.5x or 2x), inverse (e.g., -1x) or inverse leveraged (e.g., -1.25x or -2x) results on a daily basis (before fees and expenses). The Funds, however, are unlikely to provide a simple multiple (e.g., 2x, 1.5x, 1.25x, -1x, -1.25x, -2x)) of a benchmark’s performance over periods longer than one day.

•	Why?

The hypothetical examples below illustrates how daily leveraged, inverse and inverse leveraged fund returns can behave for periods longer than a single day.

Take a hypothetical fund XYZ that seeks to double the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (2x the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than double that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 9.8% (versus 2x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be greater than twice (2x) the index’s return.

	INDEX XYZ		FUND XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%

•	Why does this happen?

This effect is caused by compounding, which exists in all investments, but has a more significant impact on a leveraged or inverse leveraged fund. In general, during periods of higher benchmark volatility, compounding will cause longer term results to be less than the multiple (or inverse multiple) of the return of the benchmark. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower benchmark volatility, fund returns over longer periods can be higher than a multiple (or inverse multiple) of the return of the benchmark. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the benchmark’s performance; b) the benchmark’s volatility; c) period of time; d) financing rates associated with leverage; e) other Fund expenses; and f) dividends or interest paid with respect to the securities in the benchmark. The examples herein illustrate the impact of two principal factors — benchmark volatility and benchmark performance — on Fund performance. Similar effects exist for the ProFunds that seek daily returns that correlate to the inverse (-1x) of a benchmark. Please see the SAI for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one-year performance of a benchmark compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods greater than a single day, a leveraged, inverse or inverse leveraged fund is likely to underperform or over-perform (but not match) the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the fund objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively monitor their investments. A one-year period is used for illustrative purposes only. Deviations from the benchmark return times the fund multiple can occur over periods as short as two days.

294	:: Investment Objectives, Principal Investment Strategies and Related Risks

For Ultra, Short and UltraShort Inverse ProFunds

To isolate the impact of leverage, inverse or inverse leveraged exposure, these graphs assume a) no dividends paid with respect to the securities included in the benchmark; b) no fund expenses; and c) borrowing/lending rates (to obtain required leveraged inverse or inverse leveraged exposure) of zero percent. If these were reflected, the fund’s performance would be lower than that shown. Each of the graphs also assumes a volatility rate of 28%, which is an approximate average of the five-year historical annualized volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial AverageTM. A benchmark’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the benchmark. Some Funds are benchmarked to different indexes that have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 28%.

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra ProFund (+2x) and the UltraShort ProFund (-2x) are both down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is up over the year, but the Ultra ProFund (+2x) is up less than twice the benchmark and the UltraShort ProFund (-2x) is down more than twice the inverse of the benchmark.

One-Year Simulation; Benchmark Up (22%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, the Ultra ProFund (+2x) is down more than twice the benchmark, and the UltraShort ProFund (-2x) is up less than twice the inverse of the benchmark.

One-Year Simulation; Benchmark Down (22%)

(Annualized Benchmark Volatility 28%)

The graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is flat or trendless (i.e., begins and ends the year to 0%), but the Ultra ProFund (1.5x) is down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is up over the year, but the Ultra ProFund (+1.5x) is up less than 1.5 times the benchmark.

One-Year Simulation; Benchmark Up (22%)

(Annualized Benchmark Volatility 28%)

Investment Objectives, Principal Investment Strategies and Related Risks ::	295

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, but the Ultra ProFund (+1.5x) is down more than 1.5 times the benchmark.

One-Year Simulation; Benchmark Down (22%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra ProFund (+1.25x) and the UltraShort ProFund (-1.25x) are both down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is up over the year, but the Ultra ProFund (+1.25x) is up less than 1.25 times the benchmark and the UltraShort ProFund (-1.25x) is down more than 1.25 times the inverse of the benchmark.

One-Year Simulation; Benchmark Up (22%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, but the Ultra ProFund (+1.25x) is down less than 1.25 times the benchmark and the UltraShort ProFund (-1.25x) is up less than 1.25 times the inverse of the benchmark.

One-Year Simulation; Benchmark Down (22%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day to day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Short ProFund (-1x) is down.

One-Year Simulation: Benchmark Flat (0%)

(Annualized Benchmark Volatility 28%)

This graph shows a scenario where the benchmark, which exhibits day to day volatility, is up over the year, but the Short ProFund (-1x) is down more than the inverse of the benchmark.

One-Year Simulation; Benchmark Up (22%)

(Annualized Benchmark Volatility 28%)

296	:: Investment Objectives, Principal Investment Strategies and Related Risks

This graph shows a scenario where the benchmark, which exhibits day-to-day volatility, is down over the year, but the Short ProFund (-1x) is up less than the inverse of the benchmark.

One-Year Simulation; Benchmark Down (22%)

(Annualized Benchmark Volatility 28%)

The table below shows the historical annualized volatility rate for the five year period ended September 30, 2011 of the relevant ProFund’s benchmark.

Index	Historical Annualized Volatility Rate for the Five Year Period Ended September 30, 2011
NASDAQ-100® Index	27.10%
Dow Jones Industrial AverageSM	23.29%
S&P 500®	26.06%
S&P MidCap 400®	28.96%
Dow Jones U.S. BanksSM Index	54.50%
S&P 500® Value Index	28.21%
S&P 500® Growth Index	24.73%
S&P MidCap 400® Value Index	30.06%
S&P MidCap 400® Growth Index	28.31%
S&P SmallCap 600® Value Index	41.78%
S&P SmallCap 600® Growth Index	30.45%
Dow Jones U.S. Basic MaterialsSM Index	37.95%
Dow Jones U.S. BiotechnologySM Index	23.17%
Dow Jones U.S. Consumer GoodsSM Index	19.33%
Dow Jones U.S. Consumer ServicesSM Index	25.33%
Dow Jones U.S. FinancialsSM Index	44.83%
Dow Jones U.S. Health CareSM Index	20.10%
Dow Jones U.S. IndustrialsSM Index	28.34%
Dow Jones U.S. Internet CompositeSM Index	30.89%
Dow Jones U.S. Mobile
TelecommunicationsSM Index	46.27%
Dow Jones U.S. Oil & GasSM Index	35.83%
Dow Jones U.S. Oil Equipment, Services & DistributionSM Index	44.04%
Dow Jones U.S. PharmaceuticalsSM Index	19.99%
Dow Jones Precious MetalsSM Index	45.91%
Dow Jones U.S. Real EstateSM Index	49.25%
Dow Jones U.S. SemiconductorsSM Index	33.03%
Dow Jones U.S. TechnologySM Index	27.10%
Dow Jones U.S. TelecommunicationsSM Index	26.02%
Dow Jones U.S. UtilitiesSM Index	23.03%
The Bank of New York China Select ADR® Index	39.68%
The Bank of New York Mellon Emerging Markets 50 ADR® Index	39.42%

Benchmark	Historical Annualized Volatility Rate for the Five Year Period Ended September 30, 2011
The Bank of New York Mellon Latin America 35 ADR® Index	44.13%
Russell 2000® Index	32.48%
Nikkei 225 Stock Average	29.08%
MSCI EAFE Index	23.77%
30-Year U.S. Treasury Bond	17.26%
10-Year U.S. Treasury Note	9.22%
U.S. Dollar Index	9.04%

For additional details about fund performance over periods longer than one day in the Ultra, UltraShort, Short and certain of the Non-Equity ProFunds that are leveraged, inverse or inverse leveraged funds, please see the SAI.

•	What it means to you

Daily objective leveraged, inverse and inverse leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences). But investors considering these funds should understand that they are designed to provide a positive or negative multiple of an index on a daily basis and not for greater periods of time. As a result, fund returns will likely not be a simple multiple or inverse multiple (e.g., 2x, -2x) of a benchmark’s return for time periods longer than a single day.

Additionally, investors should recognize that the degree of volatility of a fund’s benchmark can have a dramatic effect on a fund’s longer-term performance. The more volatile a benchmark, the more a fund’s longer-term performance will negatively deviate from a simple multiple or inverse multiple (e.g., 2x, -2x) of its benchmark’s longer-term return. It is even possible that, over periods longer than a single day, a fund may move in opposite direction as its benchmark.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s net asset value will change daily based on the performance of its benchmark, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

Counterparty Risk (All ProFunds that have a principal investment strategy of investing in derivatives or money market instruments) Each ProFund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty

Investment Objectives, Principal Investment Strategies and Related Risks ::	297

becomes bankrupt or fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties, typically major global financial institutions, whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated judged by ProFund Advisors to be of comparable quality.

Debt Instrument Risk (Non-Equity ProFunds except Rising U.S. Dollar and Falling U.S. Dollar ProFunds) Each ProFund may invest in debt instruments, and certain of the Non-Equity ProFunds primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to call risk, which is the risk that the issuer of the security will call or repay principal prior to the maturity date. Callable debt instruments may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to more credit risk than those issued by or guaranteed as to principal and interest by the U.S. Government. Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds are inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as U.S. Government Plus ProFund.

Exposure to Foreign Investments Risk (Europe 30, UltraInternational, UltraEmerging Markets, UltraLatin America, UltraChina, UltraJapan, UltraShort International, UltraShort Emerging Markets, UltraShort Latin America, UltraShort China, UltraShort Japan) Certain of the Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors include the effect of (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, particularly when currency hedging techniques are unavailable; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment; and (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. While the realization of certain of these risks may benefit the Inverse ProFunds because such Funds seek investment results that correspond to the inverse or inverse multiple of a benchmark, such occurrences may introduce more volatility to the Funds.

Tax Risk (Rising U.S. Dollar and Falling U.S. Dollar ProFunds) As a regulated investment company (“RIC”), each Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Falling and Rising U.S. Dollar ProFunds currently intend to take positions in

298	:: Investment Objectives, Principal Investment Strategies and Related Risks

financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Falling or Rising U.S. Dollar ProFund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Falling or Rising U.S. Dollar ProFund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a ProFund that are not principal investment strategies of a ProFund unless otherwise noted in the ProFund’s description of principal strategies. A more comprehensive description of the types of investments that a Fund may make is set forth in the SAI.

>

Corporate Debt Securities are debt instruments issued by a corporation that represent the obligation of the corporation to repay a loan face amount with interest within set period of time. These securities may be of any credit quality and may include junk bonds and securities that are not rated by any rating agency.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

•

ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

•

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

>

Forward Contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

>

Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

>

Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

>

Options on Securities and Stock Indexes and Investments Covering such Positions Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

>

Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

>

Short Sales The Rising Rates Opportunity 10 and Rising Rates Opportunity ProFund also may engage in short sale transactions with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the 1940 Act. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is

Investment Objectives, Principal Investment Strategies and Related Risks ::	299

required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Non-Equity ProFunds also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are subject to credit risk.

A Precautionary Note Regarding Regulatory Initiatives

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including Financial Instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Although the original one-year period prescribed for rulemaking and regulations has been extended by both the SEC and CFTC, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

A Note Regarding the Diversification of Certain of the Classic ProFunds

Certain of the Classic ProFunds (Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund and Europe 30 ProFund, each an “Affected Fund” and together the “Affected Funds”) are currently “diversified” as that term is defined in the 1940 Act and have been operating as diversified investment companies for more than three years. Although the Affected Funds had previously designated themselves as “non-diversified” companies, the staff of the Securities and Exchange Commission takes the position that any fund that registers itself as a non-diversified company but that operates as diversified company for more than three years must obtain shareholder approval before it can once again operate as a non-diversified company. As a diversified fund, at least 75% of the value of each Affected Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Affected Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Underlying Benchmarks

The ProFunds have entered into licensing agreements for the use of certain indexes. A brief description of each Fund’s benchmark is included in each Summary Prospectus.

Information About the Index Licensors

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P MidCap 400®,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600®,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400® Growth Index,” “S&P MidCap 400® Value Index,”

300	:: Investment Objectives, Principal Investment Strategies and Related Risks

“S&P SmallCap 600® Growth Index” and “S&P Small-Cap 600® Value Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average™,” “DJIA” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000® “ and “Russell 3000®” are a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei 225 Stock Index” is a trademark of Nihon Keizai Shimbun, Inc. “ICE Futures U.S.®” and “IntercontinentalExchange®” are registered trademarks of the IntercontinentalExchange, Inc. The “U.S. Dollar Index® ” and “USDX®” are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “MSCI® EAFE®” is a trademark of Morgan Stanley Capital International, Inc. “BNY,” “The Bank of New York Mellon Emerging Markets 50 ADR® Index,” “The Bank of New York Mellon Latin America 35 ADR® Index” and “The Bank of New York Mellon China Select ADR® Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFunds.

The ProFunds are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds.

Dow Jones does not:

>	Sponsor, endorse, sell or promote the ProFunds.

>	Recommend that any person invest in the ProFunds or any other securities.

>	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

>	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

>	Consider the needs of the ProFunds or the owners of the ProFunds in determining, composing or calculating the Dow Jones sector indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

>	The results to be obtained by the ProFunds, the owner of the ProFunds or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

>	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

>	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures U.S.”). ICE Futures U.S. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the U.S. Dollar Index® to track market performance of any Funds. ICE Futures U.S.’s only relationship to ProFunds is the commitment to license certain names and marks related to the U.S. Dollar Index®, which is determined, composed and calculated without regard to the ProFunds. ICE Futures U.S. has no obligation to take the needs of the ProFunds or the owners of the Funds into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures U.S. is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Funds. ICE Futures U.S. has no obligation or liability in connection with the administration, purchase, sale, marketing, promotion or trading of the Funds.

ICE FUTURES U.S. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. ICE FUTURES U.S. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. NYBOT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE FUTURES U.S. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Please see the SAI, which sets forth certain additional disclaimers and limitations of liabilities.

Disclosure of Portfolio Holdings

A description of the ProFunds’ policies and procedures with respect to the disclosure of each ProFund’s portfolio securities is available in the ProFunds’ SAI and on the ProFunds’ website at profunds.com.

301

ProFunds Management

302	:: ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides management services to the ProFunds. ProFund Advisors has served as the investment adviser and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund, except NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, for which it is entitled to receive annual fees equal to 0.70%, 0.90%, 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ semi-annual report to shareholders dated January 31, 2011. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended July 31, 2011, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended July 31, 2011, each ProFund for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)
Bull	0.75%
Mid-Cap	0.75%
Small-Cap	0.65%
NASDAQ-100	0.70%
Large-Cap Value	0.62%
Large-Cap Growth	0.60%
Mid-Cap Value	0.66%
Mid-Cap Growth	0.75%
Small-Cap Value	0.56%
Small-Cap Growth	0.71%
Europe 30	0.75%
UltraBull	0.75%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.75%
UltraDow 30	0.71%
UltraNASDAQ-100	0.74%
UltraInternational	0.72%
UltraEmerging Markets	0.75%
UltraLatin America	0.75%
UltraChina	0.71%
UltraJapan	0.75%
Bear	0.75%
Short Small-Cap	0.57%
Short NASDAQ-100	0.59%
UltraBear	0.75%
UltraShort Mid-Cap	0.00%
UltraShort Small-Cap	0.59%
UltraShort Dow 30	0.49%
UltraShort NASDAQ-100	0.75%
UltraShort International	0.75%
UltraShort Emerging Markets	0.65%
UltraShort Latin America	0.00%
UltraShort China	0.00%
UltraShort Japan	0.14%
Banks	0.61%
Basic Materials	0.75%
Biotechnology	0.67%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.44%
Health Care	0.39%
Industrials	0.61%
Internet	0.75%
Mobile Telecommunications	0.00%
Oil & Gas	0.75%
Oil Equipment, Services & Distribution	0.72%
Pharmaceuticals	0.16%
Precious Metals	0.75%
Real Estate	0.70%
Semiconductor	0.57%
Technology	0.66%
Telecommunications	0.12%
Utilities	0.62%
Short Oil & Gas	0.20%
Short Precious Metals	0.50%
Short Real Estate	0.66%
U.S. Government Plus	0.50%
Rising Rates Opportunity 10	0.75%
Rising Rates Opportunity	0.75%
Rising U.S. Dollar	0.75%
Falling U.S. Dollar	0.71%

ProFunds Management ::	303

Portfolio Management

The following individuals have responsibility for the day-to-day management of the ProFunds as set forth in the summary section relating to each ProFund.

Alexander Ilyasov, ProFund Advisors — Portfolio Manager since November 2009. ProShare Advisors — Portfolio Manager since November 2009. World Asset Management — Portfolio Manager from January 2006 through November 2009; Portfolio Analyst from July 2005 through January 2006.

Michelle Liu, ProFund Advisors — Portfolio Manager since December 2009. ProShare Advisors — Portfolio Manager since December 2009 and Associate Portfolio Manager from November 2007 through November 2009. FINRA — Senior Market Operations Analyst from July 2006 through November 2007; Fixed Income Domain Lead/Specialist from March 2004 through July 2006.

Hratch Najarian — ProFund Advisors — Senior Portfolio Manager since December 2009; Portfolio Manager from May 2007 through November 2009; and Associate Portfolio Manager from November 2004 through April 2007. ProShare Advisors — Senior Portfolio Manager since December 2009.

Jeffrey Ploshnick — ProFund Advisors — Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 through April 2007. ProShare Advisors — Senior Portfolio Manager since March 2011.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by each Portfolio Manager and their ownership of ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund for such services. During the year ended July 31, 2011, each ProFund for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)
Bull	0.15%
Mid-Cap	0.15%
Small-Cap	0.13%
NASDAQ-100	0.15%
Large-Cap Value	0.12%
Large-Cap Growth	0.12%
Mid-Cap Value	0.13%
Mid-Cap Growth	0.15%
Small-Cap Value	0.11%
Small-Cap Growth	0.14%
Europe 30	0.15%
UltraBull	0.15%
UltraMid-Cap	0.15%
UltraSmall-Cap	0.15%
UltraDow 30	0.14%
UltraNASDAQ-100	0.15%
UltraInternational	0.14%
UltraEmerging Markets	0.15%
UltraLatin America	0.15%
UltraChina	0.14%
UltraJapan	0.12%
Bear	0.15%
Short Small-Cap	0.11%
Short NASDAQ-100	0.12%
UltraBear	0.15%
UltraShort Mid-Cap	0.00%
UltraShort Small-Cap	0.12%
UltraShort Dow 30	0.10%
UltraShort NASDAQ-100	0.15%
UltraShort International	0.15%
UltraShort Emerging Markets	0.13%
UltraShort Latin America	0.00%
UltraShort China	0.00%
UltraShort Japan	0.02%
Banks	0.12%
Basic Materials	0.15%
Biotechnology	0.13%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.09%
Health Care	0.08%
Industrials	0.12%
Internet	0.15%
Mobile Telecommunications	0.00%
Oil & Gas	0.15%
Oil Equipment, Services & Distribution	0.14%
Pharmaceuticals	0.03%
Precious Metals	0.15%
Real Estate	0.14%
Semiconductor	0.11%
Technology	0.13%
Telecommunications	0.02%
Utilities	0.12%
Short Oil & Gas	0.04%
Short Precious Metals	0.10%
Short Real Estate	0.13%
U.S. Government Plus	0.15%
Rising Rates Opportunity 10	0.15%
Rising Rates Opportunity	0.15%
Rising U.S. Dollar	0.15%
Falling U.S. Dollar	0.14%

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305

General ProFunds Information

306	:: General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund calculates its NAV by taking the value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. In addition, certain derivatives linked to a benchmark may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such benchmark, when the level of the benchmark is not computed as of the close of the U.S. securities markets. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, an investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that a ProFund’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund sold it. See the SAI for more details.

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business, except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in

January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving Day. U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may also close early when the Securities Industry and Financial Markets Association recommends an early close of the bond markets. On such days, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2011 and 2012, SIFMA has recommended that the bond markets i) close on December 26, 2011, January 2, 2012, January 16, 2012, February 20, 2012, May 28, 2012, July 4, 2012, September 3, 2012, October 8, 2012, November 12, 2012, November 22, 2012 and December 25, 2012; and ii) close early at 2:00 pm (Eastern time) on December 23, 2011, December 30, 2011, April 6, 2012 (Early 12:00 pm close), May 25, 2012, November 23, 2012, December 24, 2012 and December 31, 2012. On such days, the U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before SIFMA’s proposed early close). A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor, on such days at the cut-off time.

Dividends and Distributions

At least annually, each of the ProFunds intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

	Dividends		Capital Gains

ProFund Name	Accrued	Paid	Paid
U.S. Government Plus	Daily	Monthly	Annually
Real Estate UltraSector	Quarterly	Quarterly	Annually
All other ProFunds Offered in this Prospectus	Annually	Annually	Annually

ProFunds does not announce dividend distribution dates in advance. Certain investment strategies employed by certain ProFunds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. Each ProFund may declare additional capital gains distributions during a year.

General ProFunds Information ::	307

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution, unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, each ProFund will, nonetheless, automatically reinvest such distributions in additional shares of such ProFund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount;

>

Any dividend or distribution check that has been returned to ProFunds or has remained uncashed for a period of six months from the issuance date will be cancelled and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (which is offered through a separate prospectus); and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

U.S. Government Plus ProFund shares begin to earn dividends on the first business day following the day that the Fund’s transfer agent receives a federal funds wire payment for a purchase in good order.

>	U.S. Government Plus ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by the Fund’s transfer agent.

>

Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day on which ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state, or local tax consequences. Please see the Statement of Additional Information for more information.

Each ProFund intends to qualify as a “regulated investment company” for federal income tax purposes. As such, a ProFund does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it timely distributes to shareholders. In order for each ProFund to qualify for taxation as a regulated investment company, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

>	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year.
>	For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.

>

Whether a distribution of capital gains by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long a ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the ProFund.

>

Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for more than 12 months and that are properly reported by the ProFund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for 12 months or less will be taxable to shareholders as ordinary income.

>

For taxable years beginning before January 1, 2013, distributions of investment income reported by a ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the ProFund level. The special tax treatment of qualified dividend income will apply only to tax years beginning before January 1, 2013 unless Congress enacts tax legislation providing otherwise. The ProFunds do not expect that a significant portion of their distributions will be derived from or reported as qualified dividend income.

>	Shareholders will generally be subject to tax on ProFunds distributions regardless of whether they receive cash or choose to have distributions and dividends reinvested.

>

Distributions are taxable even if they are paid from income or gains earned by a ProFund prior to the shareholder’s purchase of ProFund shares (which income or gains were thus included in the price paid for the ProFund shares).

>

Dividends declared by a ProFund in October, November, or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the dividends are received.

>

If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in a ProFund’s shares resulting in gain from redeeming or selling shares held for more than one year generally are taxed at long-term capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

>	If shareholders exchange shares of one ProFund for shares of another ProFund, this will be treated as a sale of ProFund shares and any gain on the transaction may be subject to federal income tax.

>

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013 unless Congress enacts legislation providing otherwise.

308	:: General ProFunds Information
>

Distributions by a ProFund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a ProFund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a ProFund) from such a plan.

>

Income and gains from a ProFund’s investment in securities of foreign issuers, if any, may be subject to foreign withholding or other taxes. In such a case, the ProFund’s yield on those securities would decrease. It is not anticipated that ProFund shareholders will be able to claim a credit or deduction with respect to such foreign taxes. In addition, a ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of a ProFund’s distributions.

>

A ProFund’s investment in certain debt instruments and a ProFund’s use of derivatives may cause the ProFund to recognize taxable income in excess of the cash generated by such instruments. As a result, a ProFund could be required at times to liquidate other investments (including when otherwise disadvantageous to do so) in order to satisfy its distribution requirements under the Code.

>

A ProFund’s use of derivatives will also affect the amount, timing, and character of the ProFund’s distributions. In addition, because the U.S. tax rules applicable to derivatives are complex and uncertain in various respects, an adverse determination or future Internal Revenue Service (“IRS”) guidance with respect to these rules may affect whether a ProFund has made distributions in an amount sufficient, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and to avoid a fund-level tax.

>

A ProFund is required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable through December 31, 2012 to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. After December 31, 2012, the backup withholding rate will be 31% unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of a ProFund beginning before January 1, 2012, a ProFund generally is not required to withhold any amounts with respect to dividends of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the ProFund and certain other requirements are met. These withholding tax exemptions will expire for distributions with respect to taxable years of a ProFund beginning on or after January 1, 2012 unless Congress enacts legislation providing otherwise. Even if the exemptions are extended, a ProFund may opt not to separately report the portion of distributions that would be eligible for the exemptions.

>	Special tax considerations may apply to foreign persons investing in a ProFund. Please see the Statement of Additional Information for more information.

Because each shareholder’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about the federal, state, local, and foreign tax consequences of investing in the ProFunds.

309

Shareholder Services Guide

310	:: Shareholder Services Guide

Opening A New Account

ProFunds offers two classes of shares in this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Please note: Purchases must be made according to the transaction cut-off times stated within the Shareholder Services Guide.

Account Minimums (all account types)	The minimum initial investment* amounts are: > $5,000 for accounts that list a financial professional. > $15,000 for self-directed accounts.	Not Applicable.
By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired,

>    the ProFund(s) in which you wish to invest

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds and the funding is received in good order by the transfer agent),

>    bank wire instructions

	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.	Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    bank wire instructions.

Step 4: Call your bank to initiate your wire transfer.
Step 5: Send the original, signed New Account Form to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800

Shareholder Services Guide ::	311

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Phone via ACH Please note: the maximum ACH purchase amount is $50,000	Step 1: Complete a New Account Form (see “Completing your New Account Form”).	Step 1: Establish bank instructions on your account by completing a Bank Authorization Form (if not already established).
Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.

Step 2:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount,

>    the ProFund(s) in which you wish to invest,

You will be provided a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    inform us of the purchase amount,

>    inform us of the ProFund(s) in which you wish to invest.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

*	Under certain circumstances, ProFunds may waive minimum initial investment amounts.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Internet via ACH Please note: the maximum ACH purchase amount is $50,000	Step 1: Go to profunds.com.	Step 1: Go to profunds.com.
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password.
	Step 4: Follow instructions for making a purchase.	Step 4: Follow transaction instructions for making a purchase.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

312	:: Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	HOW TO EXCHANGE OR REDEEM SHARES
By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request (see “Exchanging Shares”). ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone

Individual Investors:

(888) 776-3637 or (614) 470-8122

Financial Professionals and Institutions:

(888) 776-5717 or (240) 497-6552

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. (Your transaction is not effective until you have received a confirmation number from ProFunds.)

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information
By Telephone	Individual Investors: (888) 776-3637 or (614) 470-8122 Financial Professionals and Institutions: (888) 776-5717 or (240) 497-6552
Fax	(800) 782-4797 (toll-free) or (614) 470-8718
Internet	profunds.com
Regular mail	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open certain new accounts on-line. Go to profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through the ACH. For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit profunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing Your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>	Attach the trust documents when establishing a trust account. Contact ProFunds for specific requirements.

>

When establishing an account for your corporation, partnership or self-directed retirement plan, please check the appropriate box to indicate the correct account type to ensure proper tax reporting, and provide a certified corporate resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund (which is offered through a separate prospectus).

>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail or Internet and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Shareholder Services Guide ::	313

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire or check or the processing of an ACH initiated (as applicable) by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important Information You Should Know When You Purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart under “Transaction Cut-Off Times.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Investor Class or Service Class Shares, as applicable, of the Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account. ProFunds is not responsible for transfer errors by sending or receiving bank and will not be liable for any loss incurred due to a wire transfer or ACH not having been received. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

>	ProFunds may reject or cancel any purchase orders for any reason.

>	The minimum for initial purchases may be waived in certain circumstances.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class Shares of any publicly available ProFund for Investor or Service Class Shares, respectively, of another publicly available ProFund or series of Access One Trust (each an “Access One Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described under “Transaction Cut-Off Times.” The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;

>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and

>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Please note that the transaction cut-off times of one Fund may differ from those of another Fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the Fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can perform exchanges by mail and on-line at profunds.com.

Important Information You Should Know When You Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>

None of ProFunds, ProFunds Distributors, Inc. or the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>	The redemption and purchase will be processed at the next calculated NAVs of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.

>	Before exchanging into a ProFund or Access One Fund, please read such fund’s prospectus.

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

314	:: Shareholder Services Guide

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;

>	account number(s);

>	the name of the ProFund(s);

>	your daytime telephone number;

>	the dollar amount, percentage or number of shares being redeemed; and

>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account. ProFunds may charge a fee associated with overnight mailings or Saturday delivery of redemption proceeds.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds may charge a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important Information You Should Know When You Sell Shares:

>

ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form. Redemptions requested via telephone must be made payable to the name on the account and sent to the address or bank account listed on the account.

>

To redeem shares from a retirement account, you may make this request in writing by completing an IRA Distribution Form. In certain cases, distributions may be requested via telephone with proceeds sent to the address or bank on record on the account. Financial professionals may not request a redemption from an IRA on your behalf. You should consult a tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request an IRA Distribution Form or download the form from the ProFunds’ website.

>	If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees”).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.

>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the SEC; (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all initial investments with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum initial investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates

Shareholder Services Guide ::	315

Opportunity ProFund are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	4:00 p.m.
By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.
By Internet and Interactive Voice Response System (“IVR”)	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 14 calendar days;

>	A check is being mailed to an address different than the one on your account;

>	A check or wire is being made payable to someone other than the account owner;

>	Redemption proceeds are being transferred to an account with a different registration;

>	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account; or

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone And Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges Or Redemptions In Excess Of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks that have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent into Money Market ProFund.

Frequent Purchases And Redemptions Of ProFund Shares

It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted in each Fund’s Summary Prospectus under “Principal Risks – Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services

Automatic Investment Plans (AIP) and Systematic Withdrawal Plans (SWP)

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. You may sign up for these services on the New Account Form, or you may download or request a Bank Authorization Form to add these

316	:: Shareholder Services Guide

services to an existing account. Requests to add an Automatic Investment Plan (AIP) to an account should be received in good order at least three business days prior to the first date in which the AIP is to run.

Account Statements And Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — PaperFreeTM .”

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans.

Cost Basis

Shares purchased prior to January 1, 2012: In February of each year, ProFunds will send a Statement of Average Cost which shows the average cost basis of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Shares purchased on or after January 1, 2012: The Emergency Economic Stabilization Act of 2008 includes new tax reporting rules that change the information ProFunds reports on Form 1099-B for mutual fund shares purchased on or after January 1, 2012, and subsequently sold. The law expands the information reported to the IRS and to shareholders to include the adjusted cost basis, whether any gain or loss is short- or long-term, and whether any loss is disallowed by the wash sale rules.

Generally, the new rules apply to those accounts that currently receive Form 1099-B tax reporting, such as individual, joint, partnership and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act registrations. S Corporations are also covered by the new rules. Accounts held by retirement accounts and C Corporations are not subject to the new reporting requirements.

For shares purchased on or after January 1, 2012, investors have the opportunity to choose which method ProFunds uses to calculate cost basis or to use the ProFunds default method — Average Cost. ProFunds will use the Average Cost method if a shareholder does not instruct it to use an alternate method. Investors should consult a qualified tax advisor to determine the method most suitable for their situation.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution And Service (12b-1) Fees — Service Class

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”), each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments To Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services

Shareholder Services Guide ::	317

provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

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319

Financial Highlights

The following tables are intended to help you understand the financial history of Investor Class Shares and Service Class Shares of the ProFunds offered in this Prospectus for the past five years (or since inception, if shorter).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended July 31, 2010 and July 31, 2011 has been derived from information audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds for the period ended July 31, 2011, appears in the Annual Report of the ProFunds and is available upon request. Information for the periods ended July 31, 2009 and prior was audited by other registered independent public accountants.

320	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Bull ProFund

Investor Class
Year ended July 31, 2011	$49.96	(0.57)	9.06	8.49	—	—		—	—	$58.45	17.01%	1.71%	1.71%	(1.01)%	$39,339	74%
Year ended July 31, 2010	$44.65	(0.16)	5.47	5.31	—	—		—	—	$49.96	11.89%	1.70%	1.70%	(0.32)%	$44,547	225%
Year ended July 31, 2009	$56.76	0.20	(12.25)	(12.05)	(0.06)	—	(c)	—	(0.06)	$44.65	(21.23)%	1.79%	1.79%	0.48%	$36,314	839%
Year ended July 31, 2008	$65.57	0.41	(8.52)	(8.11)	(0.70)	—		—	(0.70)	$56.76	(12.51)%	1.59%	1.59%	0.67%	$37,092	690%
Year ended July 31, 2007	$57.59	0.42	7.90	8.32	(0.34)	—		—	(0.34)	$65.57	14.47%	1.50%	1.50%	0.66%	$30,979	218%

Service Class
Year ended July 31, 2011	$45.26	(1.07)	8.24	7.17	—	—		—	—	$52.43	15.86%	2.71%	2.71%	(2.01)%	$4,665	74%
Year ended July 31, 2010	$40.86	(0.61)	5.01	4.40	—	—		—	—	$45.26	10.77%	2.70%	2.70%	(1.32)%	$6,254	225%
Year ended July 31, 2009	$52.37	(0.18)	(11.33)	(11.51)	—	—		—	—	$40.86	(21.98)%	2.79%	2.79%	(0.52)%	$9,650	839%
Year ended July 31, 2008	$60.51	(0.17)	(7.94)	(8.11)	(0.03)	—		—	(0.03)	$52.37	(13.41)%	2.59%	2.59%	(0.33)%	$3,486	690%
Year ended July 31, 2007	$53.40	(0.17)	7.28	7.11	—	—		—	—	$60.51	13.31%	2.50%	2.50%	(0.34)%	$6,344	218%

Mid-Cap ProFund

Investor Class
Year ended July 31, 2011	$39.70	(0.60)	9.87	9.27	—	—		—	—	$48.97	23.35%	1.71%	1.71%	(1.27)%	$28,133	59%
Year ended July 31, 2010	$33.01	(0.33)	7.02 (d)	6.69	—	—		—	—	$39.70	20.27%	1.78%	1.72%	(0.85)%	$19,031	365%
Year ended July 31, 2009	$42.88	(0.21)	(9.66)	(9.87)	—	—		—	—	$33.01	(23.02)%	2.12%	1.65%	(0.69)%	$12,888	1,263%
Year ended July 31, 2008	$47.04	0.09	(3.31)	(3.22)	(0.12)	—		(0.82)	(0.94)	$42.88	(6.96)%	1.90%	1.65%	0.21%	$10,660	857%
Year ended July 31, 2007	$41.22	0.19	5.76	5.95	(0.13)	—		—	(0.13)	$47.04	14.44%	1.77%	1.77%	0.43%	$7,605	705%

Service Class
Year ended July 31, 2011	$36.72	(1.04)	9.17	8.13	—	—		—	—	$44.85	22.14%	2.71%	2.71%	(2.27)%	$6,385	59%
Year ended July 31, 2010	$30.85	(0.69)	6.56 (d)	5.87	—	—		—	—	$36.72	19.03%	2.78%	2.72%	(1.85)%	$1,150	365%
Year ended July 31, 2009	$40.51	(0.50)	(9.16)	(9.66)	—	—		—	—	$30.85	(23.85)%	3.12%	2.65%	(1.69)%	$1,010	1,263%
Year ended July 31, 2008	$44.80	(0.34)	(3.13)	(3.47)	—	—		(0.82)	(0.82)	$40.51	(7.85)%	2.90%	2.65%	(0.79)%	$3,767	857%
Year ended July 31, 2007	$39.54	(0.25)	5.51	5.26	—	—		—	—	$44.80	13.30%	2.77%	2.77%	(0.57)%	$1,017	705%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

Financial Highlights	::	321

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Small-Cap ProFund

Investor Class
Year ended July 31, 2011	$36.34	(0.53)	8.60	8.07	—	—	—	$44.41	22.23%	1.85%	1.73%	(1.27)%	$12,925	94%
Year ended July 31, 2010	$30.99	(0.43)	5.78 (c)	5.35	—	—	—	$36.34	17.30%	1.79%	1.71%	(1.22)%	$22,591	282%
Year ended July 31, 2009	$40.20	(0.18)	(9.02)	(9.20)	(0.01)	—	(0.01)	$30.99	(22.92)%	1.82%	1.59%	(0.56)%	$17,310	351%
Year ended July 31, 2008	$44.11	0.24	(3.56)	(3.32)	(0.02)	(0.57)	(0.59)	$40.20	(7.59)%	1.81%	1.63%	0.57%	$135,463	445%
Year ended July 31, 2007	$40.66	0.54	3.33	3.87	(0.10)	(0.32)	(0.42)	$44.11	9.49%	1.62%	1.62%	1.21%	$13,195	275%

Service Class
Year ended July 31, 2011	$33.21	(0.92)	7.85	6.93	—	—	—	$40.14	20.93%	2.85%	2.73%	(2.27)%	$1,024	94%
Year ended July 31, 2010	$28.62	(0.75)	5.34 (c)	4.59	—	—	—	$33.21	16.00%	2.79%	2.71%	(2.22)%	$1,341	282%
Year ended July 31, 2009	$37.47	(0.44)	(8.41)	(8.85)	—	—	—	$28.62	(23.62)%	2.82%	2.59%	(1.56)%	$1,162	351%
Year ended July 31, 2008	$41.55	(0.16)	(3.35)	(3.51)	—	(0.57)	(0.57)	$37.47	(8.50)%	2.81%	2.63%	(0.43)%	$2,067	445%
Year ended July 31, 2007	$38.60	0.11	3.16	3.27	—	(0.32)	(0.32)	$41.55	8.41%	2.62%	2.62%	0.21%	$2,722	275%

NASDAQ-100 ProFund

Investor Class
Year ended July 31, 2011	$64.66	(0.94)	17.13	16.19	—	(2.13)	(2.13)	$78.72	25.21%	1.65%	1.65%	(1.28)%	$44,608	62%
Year ended July 31, 2010	$57.39	(0.72)	9.18	8.46	—	(1.19)	(1.19)	$64.66	14.74%	1.61%	1.61%	(1.16)%	$42,087	226%
Year ended July 31, 2009	$67.03	(0.49)	(9.04)	(9.53)	(0.11)	—	(0.11)	$57.39	(14.17)%	1.63%	1.63%	(0.98)%	$132,788	758%
Year ended July 31, 2008	$71.65	(0.62)	(2.75)	(3.37)	—	(1.25)	(1.25)	$67.03	(4.87)%	1.53%	1.53%	(0.83)%	$35,449	792%
Year ended July 31, 2007	$57.17	(0.31)	15.58	15.27	—	(0.79)	(0.79)	$71.65	26.84%	1.49%	1.49%	(0.47)%	$83,156	632%

Service Class
Year ended July 31, 2011	$58.59	(1.60)	15.59	13.99	—	(2.13)	(2.13)	$70.45	24.03%	2.65%	2.65%	(2.28)%	$4,806	62%
Year ended July 31, 2010	$52.61	(1.31)	8.48	7.17	—	(1.19)	(1.19)	$58.59	13.63%	2.61%	2.61%	(2.16)%	$4,981	226%
Year ended July 31, 2009	$61.96	(0.96)	(8.39)	(9.35)	—	—	—	$52.61	(15.09)%	2.63%	2.63%	(1.98)%	$6,488	758%
Year ended July 31, 2008	$66.98	(1.28)	(2.49)	(3.77)	—	(1.25)	(1.25)	$61.96	(5.81)%	2.53%	2.53%	(1.83)%	$4,937	792%
Year ended July 31, 2007	$54.01	(0.94)	14.70	13.76	—	(0.79)	(0.79)	$66.98	25.60%	2.49%	2.49%	(1.47)%	$2,912	632%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

322	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Large-Cap Value ProFund

Investor Class
Year ended July 31, 2011	$33.04	0.24	4.06	4.30	—	—	—	$37.34	13.01%	1.89%	1.73%	0.67%	$13,920	733%
Year ended July 31, 2010	$29.69	0.20	3.45	3.65	(0.30)	—	(0.30)	$33.04	12.28%	2.23%	1.71%	0.61%	$13,096	1,214%
Year ended July 31, 2009	$40.45	0.50	(10.77)	(10.27)	(0.49)	—	(0.49)	$29.69	(25.30)%	1.88%	1.79%	1.77%	$5,142	919%
Year ended July 31, 2008	$54.91	0.49	(9.27)	(8.78)	(0.13)	(5.55)	(5.68)	$40.45	(17.59)%	1.75%	1.75%	1.02%	$10,916	596%
Year ended July 31, 2007	$48.46	0.51	6.17	6.68	(0.23)	—	(0.23)	$54.91	13.79%	1.52%	1.52%	0.96%	$14,369	267%

Service Class
Year ended July 31, 2011	$31.51	(0.11)	3.86	3.75	—	—	—	$35.26	11.90%	2.89%	2.73%	(0.33)%	$3,280	733%
Year ended July 31, 2010	$28.41	(0.12)	3.29	3.17	(0.07)	—	(0.07)	$31.51	11.14%	3.23%	2.71%	(0.39)%	$1,157	1,214%
Year ended July 31, 2009	$38.61	0.23	(10.29)	(10.06)	(0.14)	—	(0.14)	$28.41	(26.04)%	2.88%	2.79%	0.77%	$2,390	919%
Year ended July 31, 2008	$53.03	0.02	(8.89)	(8.87)	—	(5.55)	(5.55)	$38.61	(18.40)%	2.75%	2.75%	0.02%	$3,381	596%
Year ended July 31, 2007	$47.07	(0.01)	5.97	5.96	—	—	—	$53.03	12.66%	2.52%	2.52%	(0.04)%	$5,124	267%

Large-Cap Growth ProFund

Investor Class
Year ended July 31, 2011	$34.14	(0.01)	7.37	7.36	—	—	—	$41.50	21.56%	1.91%	1.73%	(0.04)%	$32,436	453%
Year ended July 31, 2010	$30.91	(0.07)	3.30	3.23	—	—	—	$34.14	10.45%	1.99%	1.85%	(0.20)%	$5,344	460%
Year ended July 31, 2009	$37.89	(0.04)	(6.94)	(6.98)	—	—	—	$30.91	(18.42)%	1.95%	1.95%	(0.16)%	$22,507	483%
Year ended July 31, 2008	$41.27	(0.13)	(3.25)	(3.38)	—	—	—	$37.89	(8.19)%	1.64%	1.64%	(0.32)%	$12,157	481%
Year ended July 31, 2007	$37.44	(0.06)	5.37	5.31	—	(1.48)	(1.48)	$41.27	14.30%	1.58%	1.58%	(0.16)%	$99,531	625%

Service Class
Year ended July 31, 2011	$31.65	(0.37)	6.81	6.44	—	—	—	$38.09	20.31%	2.91%	2.73%	(1.04)%	$3,900	453%
Year ended July 31, 2010	$28.95	(0.39)	3.09	2.70	—	—	—	$31.65	9.36%	2.99%	2.85%	(1.20)%	$3,220	460%
Year ended July 31, 2009	$35.84	(0.32)	(6.57)	(6.89)	—	—	—	$28.95	(19.22)%	2.95%	2.95%	(1.16)%	$3,080	483%
Year ended July 31, 2008	$39.44	(0.52)	(3.08)	(3.60)	—	—	—	$35.84	(9.13)%	2.64%	2.64%	(1.32)%	$5,542	481%
Year ended July 31, 2007	$36.17	(0.46)	5.21	4.75	—	(1.48)	(1.48)	$39.44	13.23%	2.58%	2.58%	(1.16)%	$8,827	625%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights ::	323

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Mid-Cap Value ProFund

Investor Class
Year ended July 31, 2011	$37.59	0.01	6.61	6.62	—	—	—	$44.21	17.61%	1.84%	1.73%	0.02%	$15,621	678%
Year ended July 31, 2010	$31.67	0.06	6.28	6.34	(0.42)	—	(0.42)	$37.59	20.03%	1.93%	1.70%	0.17%	$14,273	849%
Year ended July 31, 2009	$40.93	0.23	(9.49)	(9.26)	—	—	—	$31.67	(22.62)%	1.91%	1.80%	0.78%	$6,832	722%
Year ended July 31, 2008	$47.54	0.03	(5.19)	(5.16)	— (c)	(1.45)	(1.45)	$40.93	(11.07)%	1.80%	1.78%	0.06%	$20,465	903%
Year ended July 31, 2007	$42.42	0.19	5.32	5.51	(0.07)	(0.32)	(0.39)	$47.54	13.01%	1.50%	1.50%	0.41%	$7,060	445%

Service Class
Year ended July 31, 2011	$34.65	(0.40)	6.10	5.70	—	—	—	$40.35	16.45%	2.84%	2.73%	(0.98)%	$2,871	678%
Year ended July 31, 2010	$29.30	(0.27)	5.77	5.50	(0.15)	—	(0.15)	$34.65	18.83%	2.93%	2.70%	(0.83)%	$1,118	849%
Year ended July 31, 2009	$38.25	(0.05)	(8.90)	(8.95)	—	—	—	$29.30	(23.40)%	2.91%	2.80%	(0.22)%	$1,804	722%
Year ended July 31, 2008	$44.98	(0.38)	(4.90)	(5.28)	—	(1.45)	(1.45)	$38.25	(11.97)%	2.80%	2.78%	(0.94)%	$3,280	903%
Year ended July 31, 2007	$40.49	(0.25)	5.06	4.81	—	(0.32)	(0.32)	$44.98	11.87%	2.50%	2.50%	(0.59)%	$3,473	445%

Mid-Cap Growth ProFund

Investor Class
Year ended July 31, 2011	$35.86	(0.42)	10.97	10.55	—	—	—	$46.41	29.45%	1.78%	1.78%	(0.98)%	$24,923	426%
Year ended July 31, 2010	$29.72	(0.33)	6.47	6.14	—	—	—	$35.86	20.66%	1.94%	1.86%	(0.98)%	$6,858	629%
Year ended July 31, 2009	$37.81	(0.26)	(7.83)	(8.09)	—	—	—	$29.72	(21.40)%	1.71%	1.71%	(0.98)%	$15,656	743%
Year ended July 31, 2008	$42.26	(0.46)	(0.57)	(1.03)	—	(3.42)	(3.42)	$37.81	(2.80)%	1.74%	1.74%	(1.14)%	$30,265	1,331%
Year ended July 31, 2007	$36.36	(0.23)	6.15	5.92	—	(0.02)	(0.02)	$42.26	16.28%	1.45%	1.45%	(0.55)%	$16,908	612%

Service Class
Year ended July 31, 2011	$32.63	(0.82)	10.01	9.19	—	—	—	$41.82	28.16%	2.77%	2.77%	(1.97)%	$7,452	426%
Year ended July 31, 2010	$27.33	(0.64)	5.94	5.30	—	—	—	$32.63	19.43%	2.94%	2.86%	(1.98)%	$6,079	629%
Year ended July 31, 2009	$35.10	(0.52)	(7.25)	(7.77)	—	—	—	$27.33	(22.14)%	2.71%	2.71%	(1.98)%	$4,486	743%
Year ended July 31, 2008	$39.83	(0.84)	(0.47)	(1.31)	—	(3.42)	(3.42)	$35.10	(3.73)%	2.74%	2.74%	(2.14)%	$7,802	1,331%
Year ended July 31, 2007	$34.61	(0.61)	5.85	5.24	—	(0.02)	(0.02)	$39.83	15.14%	2.45%	2.45%	(1.55)%	$8,550	612%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

324	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Contributions		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Small-Cap Value ProFund

Investor Class
Year ended July 31, 2011	$37.15	(0.18)	6.52	6.34	—	—	—	0.06	(c)	$43.55	17.23	%(c)	1.96%	1.73%	(0.43)%	$6,100	877%
Year ended July 31, 2010	$32.22	(0.12)	5.08	4.96	—	(0.03)	(0.03)	—		$37.15	15.39%		1.92%	1.71%	(0.33)%	$6,416	859%
Year ended July 31, 2009	$40.92	0.20	(8.60)	(8.40)	(0.30)	—	(0.30)	—		$32.22	(20.45)%		1.83%	1.53%	0.56%	$20,762	841%
Year ended July 31, 2008	$48.10	(0.04)	(6.09)	(6.13)	(0.01)	(1.04)	(1.05)	—		$40.92	(12.86)%		2.04%	1.49%	(0.09)%	$7,883	1,567%
Year ended July 31, 2007	$43.28	0.06	4.76	4.82	—	—	—	—		$48.10	11.14%		1.73%	1.55%	0.12%	$3,663	865%

Service Class
Year ended July 31, 2011	$34.23	(0.57)	6.01	5.44	—	—	—	0.06	(c)	$39.73	16.10	%(c)	2.96%	2.73%	(1.43)%	$2,748	877%
Year ended July 31, 2010	$29.99	(0.46)	4.73	4.27	—	(0.03)	(0.03)	—		$34.23	14.23%		2.92%	2.71%	(1.33)%	$713	859%
Year ended July 31, 2009	$38.09	(0.10)	(8.00)	(8.10)	—	—	—	—		$29.99	(21.27)%		2.83%	2.53%	(0.44)%	$1,493	841%
Year ended July 31, 2008	$45.32	(0.45)	(5.74)	(6.19)	—	(1.04)	(1.04)	—		$38.09	(13.80)%		3.04%	2.49%	(1.09)%	$1,452	1,567%
Year ended July 31, 2007	$41.20	(0.40)	4.52	4.12	—	—	—	—		$45.32	10.00%		2.73%	2.55%	(0.88)%	$2,555	865%

Small-Cap Growth ProFund

Investor Class
Year ended July 31, 2011	$35.91	(0.27)	10.08	9.81	—	—	—	0.05	(d)	$45.77	27.46	%(d)	1.78%	1.73%	(0.64)%	$19,724	530%
Year ended July 31, 2010	$30.51	(0.33)	5.73 (e)	5.40	—	—	—	—		$35.91	17.70%		2.06%	1.71%	(0.99)%	$30,643	622%
Year ended July 31, 2009	$39.16	(0.28)	(8.37)	(8.65)	—	—	—	—		$30.51	(22.09)%		2.12%	1.60%	(0.97)%	$11,346	1,070%
Year ended July 31, 2008	$44.76	(0.40)	(2.39)	(2.79)	—	(2.81)	(2.81)	—		$39.16	(6.48)%		1.93%	1.49%	(0.95)%	$20,822	764%
Year ended July 31, 2007	$39.36	(0.47)	5.87	5.40	—	—	—	—		$44.76	13.72%		1.62%	1.56%	(1.07)%	$8,130	732%

Service Class
Year ended July 31, 2011	$32.83	(0.67)	9.23	8.56	—	—	—	0.05	(d)	$41.44	26.22	%(d)	2.78%	2.73%	(1.64)%	$7,105	530%
Year ended July 31, 2010	$28.19	(0.65)	5.29 (e)	4.64	—	—	—	—		$32.83	16.50%		3.06%	2.71%	(1.99)%	$2,873	622%
Year ended July 31, 2009	$36.54	(0.55)	(7.80)	(8.35)	—	—	—	—		$28.19	(22.85)%		3.12%	2.60%	(1.97)%	$2,725	1,070%
Year ended July 31, 2008	$42.36	(0.80)	(2.21)	(3.01)	—	(2.81)	(2.81)	—		$36.54	(7.41)%		2.93%	2.49%	(1.95)%	$4,677	764%
Year ended July 31, 2007	$37.65	(0.88)	5.59	4.71	—	—	—	—		$42.36	12.51%		2.62%	2.56%	(2.07)%	$4,843	732%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.06 to the net asset value and 0.16% to the total return. Without this contribution, the net asset value and the total return would be lower.

(d)

The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.05 to the net asset value and 0.14% to the total return. Without this contribution, the net asset value and the total return would be lower.

(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

Financial Highlights ::	325

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Europe 30 ProFund

Investor Class
Year ended July 31, 2011	$12.67	0.37	1.52 (c)	1.89	—	—		—	—	$14.56	14.92%	1.73%	1.73%	2.57%	$7,386	1,579%
Year ended July 31, 2010	$12.41	0.05	0.36 (c)	0.41	(0.15)	—		—	(0.15)	$12.67	3.22%	1.86%	1.75%	0.40%	$11,109	1,107%
Year ended July 31, 2009	$17.36	0.27	(4.79)	(4.52)	(0.16)	—	(d)	(0.27)	(0.43)	$12.41	(25.49)%	2.03%	1.94%	2.32%	$8,034	2,221%
Year ended July 31, 2008	$20.45	0.24	(1.83)	(1.59)	(1.50)	—		—	(1.50)	$17.36	(8.74)%	1.67%	1.66%	1.16%	$6,553	1,791%
Year ended July 31, 2007	$17.21	0.24	3.00	3.24	— (d)	—		—	— (d)	$20.45	18.83%	1.37%	1.37%	1.23%	$18,757	968%

Service Class
Year ended July 31, 2011	$12.89	0.22	1.58 (c)	1.80	—	—		—	—	$14.69	13.88%	2.73%	2.73%	1.57%	$296	1,579%
Year ended July 31, 2010	$12.69	(0.08)	0.35 (c)	0.27	(0.07)	—		—	(0.07)	$12.89	2.16%	2.86%	2.75%	(0.60)%	$1,610	1,107%
Year ended July 31, 2009	$17.64	0.15	(4.83)	(4.68)	—	—		(0.27)	(0.27)	$12.69	(26.16)%	3.03%	2.94%	1.32%	$1,581	2,221%
Year ended July 31, 2008	$20.56	0.04	(1.88)	(1.84)	(1.08)	—		—	(1.08)	$17.64	(9.66)%	2.67%	2.66%	0.16%	$1,666	1,791%
Year ended July 31, 2007	$17.45	0.05	3.06	3.11	—	—		—	—	$20.56	17.82%	2.37%	2.37%	0.23%	$2,610	968%

UltraBull ProFund

Investor Class
Year ended July 31, 2011	$31.01	(0.23)	11.20	10.97	—	—		—	—	$41.98	35.38%	1.62%	1.62%	(0.61)%	$101,927	450%
Year ended July 31, 2010	$25.59	(0.16)	5.58	5.42	—	—		—	—	$31.01	21.18%	1.65%	1.65%	(0.53)%	$97,062	741%
Year ended July 31, 2009	$50.82	0.10	(25.16)	(25.06)	(0.16)	(0.01)		—	(0.17)	$25.59	(49.27)%	1.65%	1.65%	0.40%	$61,531	697%
Year ended July 31, 2008	$72.29	0.56	(20.55)	(19.99)	(1.48)	—		—	(1.48)	$50.82	(28.23)%	1.50%	1.50%	0.87%	$94,384	350%
Year ended July 31, 2007	$58.16	0.69	13.49	14.18	(0.05)	—		—	(0.05)	$72.29	24.38%	1.45%	1.45%	0.98%	$147,984	370%

Service Class
Year ended July 31, 2011	$28.10	(0.59)	10.16	9.57	—	—		—	—	$37.67	34.09%	2.62%	2.62%	(1.61)%	$6,218	450%
Year ended July 31, 2010	$23.42	(0.44)	5.12	4.68	—	—		—	—	$28.10	19.98%	2.65%	2.65%	(1.53)%	$4,551	741%
Year ended July 31, 2009	$46.70	(0.12)	(23.12)	(23.24)	(0.04)	—	(d)	—	(0.04)	$23.42	(49.77)%	2.65%	2.65%	(0.60)%	$5,752	697%
Year ended July 31, 2008	$66.58	(0.04)	(19.03)	(19.07)	(0.81)	—		—	(0.81)	$46.70	(28.98)%	2.50%	2.50%	(0.13)%	$9,534	350%
Year ended July 31, 2007	$54.03	0.04	12.51	12.55	—	—		—	—	$66.58	23.23%	2.45%	2.45%	(0.02)%	$11,082	370%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Amount is less than $0.005.

326	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraMid-Cap ProFund

Investor Class
Year ended July 31, 2011	$28.74	(0.44)	15.06	14.62	—	—	$43.36	50.87%	1.64%	1.64%	(1.06)%	$63,175	82%
Year ended July 31, 2010	$20.59	(0.22)	8.37	8.15	— (c)	— (c)	$28.74	39.60%	1.68%	1.68%	(0.76)%	$31,639	329%
Year ended July 31, 2009	$42.88	(0.09)	(22.19)	(22.28)	(0.01)	(0.01)	$20.59	(51.97)%	1.76%	1.76%	(0.44)%	$28,094	469%
Year ended July 31, 2008	$52.65	0.16	(9.54)	(9.38)	(0.39)	(0.39)	$42.88	(17.94)%	1.54%	1.54%	0.34%	$50,581	348%
Year ended July 31, 2007	$42.52	0.33	10.18	10.51	(0.38)	(0.38)	$52.65	24.78%	1.46%	1.46%	0.63%	$84,108	334%

Service Class
Year ended July 31, 2011	$26.38	(0.81)	13.84	13.03	—	—	$39.41	49.39%	2.64%	2.64%	(2.06)%	$2,032	82%
Year ended July 31, 2010	$19.09	(0.47)	7.76	7.29	—	—	$26.38	38.19%	2.68%	2.68%	(1.76)%	$2,535	329%
Year ended July 31, 2009	$40.09	(0.27)	(20.73)	(21.00)	—	—	$19.09	(52.38)%	2.76%	2.76%	(1.44)%	$1,862	469%
Year ended July 31, 2008	$49.36	(0.31)	(8.96)	(9.27)	—	—	$40.09	(18.76)%	2.54%	2.54%	(0.66)%	$4,747	348%
Year ended July 31, 2007	$39.93	(0.17)	9.60	9.43	—	—	$49.36	23.59%	2.46%	2.46%	(0.37)%	$9,209	334%

UltraSmall-Cap ProFund

Investor Class
Year ended July 31, 2011	$13.64	(0.25)	6.49	6.24	—	—	$19.88	45.75%	1.70%	1.70%	(1.31)%	$48,580	102%
Year ended July 31, 2010	$10.53	(0.16)	3.27	3.11	—	—	$13.64	29.53%	1.77%	1.76%	(1.23)%	$39,627	118%
Year ended July 31, 2009	$23.26	(0.07)	(12.65)	(12.72)	(0.01)	(0.01)	$10.53	(54.70)%	1.80%	1.80%	(0.73)%	$26,338	203%
Year ended July 31, 2008	$29.82	0.07	(6.61)	(6.54)	(0.02)	(0.02)	$23.26	(21.93)%	1.49%	1.49%	0.28%	$56,505	142%
Year ended July 31, 2007	$26.21	0.24	3.42	3.66	(0.05)	(0.05)	$29.82	13.94%	1.42%	1.42%	0.78%	$124,568	182%

Service Class
Year ended July 31, 2011	$12.36	(0.41)	5.89	5.48	—	—	$17.84	44.34%	2.69%	2.69%	(2.30)%	$2,366	102%
Year ended July 31, 2010	$9.64	(0.28)	3.00	2.72	—	—	$12.36	28.22%	2.77%	2.76%	(2.23)%	$1,939	118%
Year ended July 31, 2009	$21.53	(0.17)	(11.72)	(11.89)	—	—	$9.64	(55.23)%	2.80%	2.80%	(1.73)%	$1,933	203%
Year ended July 31, 2008	$27.87	(0.17)	(6.17)	(6.34)	—	—	$21.53	(22.75)%	2.49%	2.49%	(0.72)%	$3,355	142%
Year ended July 31, 2007	$24.70	(0.05)	3.22	3.17	—	—	$27.87	12.83%	2.42%	2.42%	(0.22)%	$7,170	182%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

Financial Highlights ::	327

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Contributions		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraDow 30 ProFund

Investor Class
Year ended July 31, 2011	$22.39	(0.21)	8.16	7.95	—	—	—	—		$30.34	35.51%		1.78%	1.72%	(0.74)%	$18,046	— (c)
Year ended July 31, 2010	$17.35	(0.09)	5.13	5.04	— (d)	—	— (d)	—		$22.39	29.07%		1.79%	1.75%	(0.42)%	$9,690	181%
Year ended July 31, 2009	$31.25	0.05	(14.16)	(14.11)	(0.18)	—	(0.18)	0.39	(e)	$17.35	(43.87	)%(e)	1.84%	1.84%	0.33%	$13,891	230%
Year ended July 31, 2008	$44.69	0.52	(13.65)	(13.13)	(0.15)	(0.16)	(0.31)	—		$31.25	(29.58)%		1.55%	1.55%	1.27%	$22,668	282%
Year ended July 31, 2007	$33.43	0.60	10.93	11.53	(0.13)	(0.14)	(0.27)	—		$44.69	34.58%		1.47%	1.47%	1.45%	$39,544	525%

Service Class
Year ended July 31, 2011	$21.28	(0.48)	7.75	7.27	—	—	—	—		$28.55	34.21%		2.78%	2.72%	(1.74)%	$1,951	— (c)
Year ended July 31, 2010	$16.64	(0.30)	4.94	4.64	—	—	—	—		$21.28	27.88%		2.79%	2.75%	(1.42)%	$5,297	181%
Year ended July 31, 2009	$29.98	(0.10)	(13.59)	(13.69)	(0.04)	—	(0.04)	0.39	(e)	$16.64	(44.37	)%(e)	2.84%	2.84%	(0.67)%	$2,295	230%
Year ended July 31, 2008	$43.18	0.14	(13.18)	(13.04)	—	(0.16)	(0.16)	—		$29.98	(30.31)%		2.55%	2.55%	0.27%	$2,693	282%
Year ended July 31, 2007	$32.52	0.21	10.59	10.80	—	(0.14)	(0.14)	—		$43.18	33.25%		2.47%	2.47%	0.45%	$3,475	525%

UltraNASDAQ-100 ProFund

Investor Class
Year ended July 31, 2011	$19.15	(0.26)	10.99	10.73	—	—	—	—		$29.88	56.03%		1.61%	1.61%	(1.02)%	$121,051	34%
Year ended July 31, 2010	$14.84	(0.20)	4.51	4.31	—	—	—	—		$19.15	29.04%		1.62%	1.62%	(1.09)%	$114,365	31%
Year ended July 31, 2009	$24.40	(0.12)	(9.44)	(9.56)	—	—	—	—		$14.84	(39.18)%		1.61%	1.61%	(0.99)%	$104,317	338%
Year ended July 31, 2008	$29.66	(0.14)	(5.12)	(5.26)	—	—	—	—		$24.40	(17.73)%		1.46%	1.46%	(0.48)%	$181,556	291%
Year ended July 31, 2007	$19.59	(0.08)	10.15	10.07	—	—	—	—		$29.66	51.40%		1.40%	1.40%	(0.30)%	$248,250	156%

Service Class
Year ended July 31, 2011	$17.14	(0.49)	9.83	9.34	—	—	—	—		$26.48	54.55%		2.61%	2.61%	(2.02)%	$5,684	34%
Year ended July 31, 2010	$13.40	(0.37)	4.11	3.74	—	—	—	—		$17.14	27.91%		2.62%	2.62%	(2.09)%	$8,268	31%
Year ended July 31, 2009	$22.28	(0.24)	(8.64)	(8.88)	—	—	—	—		$13.40	(39.86)%		2.61%	2.61%	(1.99)%	$5,274	338%
Year ended July 31, 2008	$27.34	(0.40)	(4.66)	(5.06)	—	—	—	—		$22.28	(18.51)%		2.46%	2.46%	(1.48)%	$10,493	291%
Year ended July 31, 2007	$18.24	(0.32)	9.42	9.10	—	—	—	—		$27.34	49.89%		2.40%	2.40%	(1.30)%	$14,774	156%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly decreased due to there being no sales or purchases of equity securities during the year.

(d)	Amount is less than $0.005.

(e)

The amounts include a voluntary capital contribution from the Advisor in connection with a reimbursement to the Fund as a result of incorrect shareholder trade information that was used to position the investment portfolio. The contribution represented $0.39 to the net asset value and 2.26% to the total return. Without this contribution, the net asset value and total return would have been lower.

328	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Contributions		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraInternational ProFund

Investor Class
Year ended July 31, 2011	$11.21	(0.22)	3.15	2.93	—	—	—	—		$14.14	26.14%		1.66%	1.63%	(1.56)%	$23,935	1,297	%(c)
Year ended July 31, 2010	$11.14	(0.21)	0.28 (d)	0.07	—	—	—	—		$11.21	0.63%		1.87%	1.73%	(1.66)%	$10,496	—
Year ended July 31, 2009	$25.09	(0.12)	(13.81)	(13.93)	(0.09)	—	(0.09)	0.07	(e)	$11.14	(55.14	)%(e)	1.84%	1.84%	(1.29)%	$19,350	—
Year ended July 31, 2008	$36.45	0.79	(11.86)	(11.07)	(0.29)	—	(0.29)	—		$25.09	(30.59)%		1.58%	1.58%	2.33%	$14,995	—
Year ended July 31, 2007	$27.55	1.30	8.14	9.44	(0.32)	(0.22)	(0.54)	—		$36.45	34.38%		1.48%	1.48%	3.72%	$35,554	—

Service Class
Year ended July 31, 2011	$10.96	(0.36)	3.08	2.72	—	—	—	—		$13.68	24.82%		2.66%	2.63%	(2.56)%	$639	1,297	%(c)
Year ended July 31, 2010	$11.00	(0.33)	0.29 (d)	(0.04)	—	—	—	—		$10.96	(0.36)%		2.87%	2.73%	(2.66)%	$1,245	—
Year ended July 31, 2009	$24.77	(0.23)	(13.61)	(13.84)	—	—	—	0.07	(e)	$11.00	(55.59	)%(e)	2.84%	2.84%	(2.29)%	$2,355	—
Year ended July 31, 2008	$36.06	0.45	(11.74)	(11.29)	—	—	—	—		$24.77	(31.31)%		2.58%	2.58%	1.33%	$5,049	—
Year ended July 31, 2007	$27.47	0.95	8.11	9.06	(0.25)	(0.22)	(0.47)	—		$36.06	33.10%		2.48%	2.48%	2.72%	$6,007	—

UltraEmerging Markets ProFund

Investor Class
Year ended July 31, 2011	$14.53	0.05	2.02	2.07	—	—	—	—		$16.60	14.32%		1.66%	1.66%	0.28%	$46,541	137%
Year ended July 31, 2010	$12.30	(0.04)	2.27	2.23	—	—	—	—		$14.53	18.13%		1.63%	1.63%	(0.24)%	$63,667	134%
Year ended July 31, 2009	$29.73	0.05	(17.21)	(17.16)	(0.27)	—	(0.27)	—		$12.30	(57.03)%		1.61%	1.61%	0.48%	$88,047	50%
Year ended July 31, 2008	$45.85	1.10	(2.42)	(1.32)	(0.62)	(14.18)	(14.80)	—		$29.73	(11.04)%		1.44%	1.44%	2.51%	$123,040	381	%(f)
Year ended July 31, 2007	$24.09	1.38	20.68	22.06	(0.30)	—	(0.30)	—		$45.85	91.96%		1.37%	1.37%	3.89%	$243,763	—

Service Class
Year ended July 31, 2011	$14.48	(0.12)	2.02	1.90	—	—	—	—		$16.38	13.12%		2.66%	2.66%	(0.72)%	$4,126	137%
Year ended July 31, 2010	$12.37	(0.18)	2.29	2.11	—	—	—	—		$14.48	17.06%		2.63%	2.63%	(1.24)%	$6,993	134%
Year ended July 31, 2009	$29.09	(0.05)	(16.67)	(16.72)	— (g)	—	— (g)	—		$12.37	(57.48)%		2.61%	2.61%	(0.52)%	$7,368	50%
Year ended July 31, 2008	$45.31	0.67	(2.35)	(1.68)	(0.36)	(14.18)	(14.54)	—		$29.09	(11.93)%		2.44%	2.44%	1.51%	$9,848	381	%(f)
Year ended July 31, 2007	$24.02	1.01	20.51	21.52	(0.23)	—	(0.23)	—		$45.31	89.91%		2.37%	2.37%	2.89%	$11,471	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)

The amounts include a voluntary capital contribution from the Advisor in connection with an investment valuation adjustment. The contribution represented $0.07 to the net asset value and 0.99% to the total return. Without this contribution, the net asset value and total return would have been lower.

(f)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of equity securities.

(g)	Amount is less than $0.005.

Financial Highlights ::	329

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)		Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
UltraLatin America ProFund

Investor Class
Year ended July 31, 2011	$11.15	0.07	2.01	2.08	(0.07)	—	(0.07)	$13.16	18.58%		1.66%	1.66%		0.50%	$30,002	88%
Year ended July 31, 2010	$7.99	0.06	3.12	3.18	(0.02)	—	(0.02)	$11.15	39.78%		1.64%	1.64%		0.56%	$46,022	172%
Year ended July 31, 2009	$27.80	0.03	(19.79)	(19.76)	(0.05)	—	(0.05)	$7.99	(70.90)%		1.80%	1.80%		0.53%	$41,757	654%
October 16, 2007 through July 31, 2008(d)	$30.00	0.19	(1.83)	(1.64)	(0.07)	(0.49)	(0.56)	$27.80	(5.47	)%(e)	1.66%	1.66	%(f)	0.75%	$28,156	685	%(e)

Service Class
Year ended July 31, 2011	$11.01	(0.06)	1.98	1.92	—	—	—	$12.93	17.44%		2.66%	2.66%		(0.50)%	$2,150	88%
Year ended July 31, 2010	$7.95	(0.05)	3.11	3.06	—	—	—	$11.01	38.32%		2.64%	2.64%		(0.44)%	$3,821	172%
Year ended July 31, 2009	$27.66	(0.02)	(19.69)	(19.71)	— (g)	—	— (g)	$7.95	(71.20)%		2.80%	2.80%		(0.47)%	$5,301	654%
October 16, 2007 through July 31, 2008(d)	$30.00	(0.07)	(1.73)	(1.80)	(0.05)	(0.49)	(0.54)	$27.66	(6.00	)%(e)	2.66%	2.66	%(f)	(0.25)%	$2,557	685	%(e)

UltraChina ProFund

Investor Class
Year ended July 31, 2011	$10.46	(0.08)	2.57	2.49	—	(0.11)	(0.11)	$12.84	23.88%		1.77%	1.73%		(0.65)%	$19,688	216%
Year ended July 31, 2010	$9.92	(0.07)	0.61 (h)	0.54	— (g)	—	— (g)	$10.46	5.45%		1.85%	1.71%		(0.72)%	$18,961	331%
Year ended July 31, 2009	$19.09	0.01	(9.16)	(9.15)	(0.02)	—	(0.02)	$9.92	(47.79)%		1.89%	1.86%		0.17%	$52,400	349%
February 4, 2008 through July 31, 2008(d)	$30.00	0.04	(10.95)	(10.91)	—	—	—	$19.09	(36.37	)%(e)	2.15%	1.95%		0.36%	$12,374	5	%(e)

Service Class
Year ended July 31, 2011	$10.23	(0.21)	2.51	2.30	—	(0.11)	(0.11)	$12.42	22.56%		2.77%	2.73%		(1.65)%	$836	216%
Year ended July 31, 2010	$9.81	(0.17)	0.59 (h)	0.42	—	—	—	$10.23	4.28%		2.85%	2.71%		(1.72)%	$1,041	331%
Year ended July 31, 2009	$18.99	(0.05)	(9.13)	(9.18)	—	—	—	$9.81	(48.34)%		2.89%	2.86%		(0.83)%	$3,754	349%
February 4, 2008 through July 31, 2008(d)	$30.00	(0.07)	(10.94)	(11.01)	—	—	—	$18.99	(36.70	)%(e)	3.15%	2.95%		(0.64)%	$574	5	%(e)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Annualized for periods less than one year.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Period from commencement of operations

(e)	Not annualized for periods less than one year.

(f)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.64% and 2.64% for the Investor Class and Service Class, respectively, for the period ended July 31, 2008.

(g)	Amount is less than $0.005.

(h)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

330	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraJapan ProFund

Investor Class
Year ended July 31, 2011	$7.82	(0.13)	0.06	(0.07)	—	—		—	—	$7.75	(0.90)%	1.91%	1.73%	(1.66)%	$15,737	1,297%
Year ended July 31, 2010	$10.33	(0.17)	(2.34)	(2.51)	—	—		—	—	$7.82	(24.30)%	1.90%	1.79%	(1.73)%	$16,633	1,298	%(c)
Year ended July 31, 2009	$24.74	(0.12)	(14.17)	(14.29)	(0.09)	(0.03)		—	(0.12)	$10.33	(57.68)%	1.84%	1.84%	(1.15)%	$25,137	—
Year ended July 31, 2008	$47.88	0.69	(21.03)	(20.34)	(2.80)	—	(d)	—	(2.80)	$24.74	(44.16)%	1.66%	1.66%	2.09%	$63,590	—
Year ended July 31, 2007	$58.53	1.87	12.42	14.29	(1.79)	—		(23.15)	(24.94)	$47.88	23.46%	1.57%	1.57%	3.34%	$111,087	—

Service Class
Year ended July 31, 2011	$7.30	(0.21)	0.07	(0.14)	—	—		—	—	$7.16	(1.78)%	2.91%	2.73%	(2.66)%	$235	1,297%
Year ended July 31, 2010	$9.74	(0.26)	(2.18)	(2.44)	—	—		—	—	$7.30	(25.05)%	2.90%	2.79%	(2.73)%	$375	1,298	%(c)
Year ended July 31, 2009	$23.24	(0.21)	(13.29)	(13.50)	—	—		—	—	$9.74	(58.09)%	2.84%	2.84%	(2.15)%	$797	—
Year ended July 31, 2008	$44.57	0.36	(19.73)	(19.37)	(1.96)	—	(d)	—	(1.96)	$23.24	(44.74)%	2.66%	2.66%	1.09%	$1,103	—
Year ended July 31, 2007	$55.85	1.34	11.77	13.11	(1.24)	—		(23.15)	(24.39)	$44.57	22.25%	2.57%	2.57%	2.34%	$4,915	—

Bear ProFund

Investor Class
Year ended July 31, 2011	$23.60	(0.34)	(4.24)	(4.58)	—	—		—	—	$19.02	(19.36)%	1.74%	1.74%	(1.64)%	$57,483	1,297%
Year ended July 31, 2010	$28.28	(0.38)	(4.30)	(4.68)	—	—		—	—	$23.60	(16.55)%	1.65%	1.65%	(1.56)%	$94,598	1,300	%(c)
Year ended July 31, 2009	$29.15	(0.37)	1.43	1.06	(0.07)	—		(1.86)	(1.93)	$28.28	2.26%	1.68%	1.68%	(1.09)%	$74,982	—
Year ended July 31, 2008	$26.32	0.39	3.28	3.67	(0.83)	(0.01)		—	(0.84)	$29.15	14.48%	1.56%	1.56%	1.41%	$157,729	—
Year ended July 31, 2007	$29.96	1.02	(3.11)	(2.09)	(1.55)	—	(d)	—	(1.55)	$26.32	(6.91)%	1.56%	1.48%	3.80%	$38,299	—

Service Class
Year ended July 31, 2011	$23.90	(0.55)	(4.28)	(4.83)	—	—		—	—	$19.07	(20.21)%	2.74%	2.74%	(2.64)%	$3,503	1,297%
Year ended July 31, 2010	$28.92	(0.63)	(4.39)	(5.02)	—	—		—	—	$23.90	(17.36)%	2.65%	2.65%	(2.56)%	$3,332	1,300	%(c)
Year ended July 31, 2009	$30.02	(0.71)	1.47	0.76	—	—		(1.86)	(1.86)	$28.92	1.24%	2.68%	2.68%	(2.09)%	$2,308	—
Year ended July 31, 2008	$26.57	0.11	3.42	3.53	(0.08)	—	(d)	—	(0.08)	$30.02	13.33%	2.56%	2.56%	0.41%	$2,797	—
Year ended July 31, 2007	$28.82	0.75	(3.00)	(2.25)	—	—		—	—	$26.57	(7.81)%	2.56%	2.48%	2.80%	$2,079	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

(d)	Amount is less than $0.005.

Financial Highlights ::	331

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Capital Contributions		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Short Small-Cap ProFund

Investor Class
Year ended July 31, 2011	$11.59	(0.16)	(2.74)	(2.90)	—	—	—		$8.69	(25.02)%		1.95%	1.73%	(1.63)%	$14,709	—
Year ended July 31, 2010	$15.06	(0.23)	(3.24)	(3.47)	—	—	—		$11.59	(23.04)%		2.00%	1.84%	(1.77)%	$7,854	—
Year ended July 31, 2009	$16.40	(0.22)	(0.84)	(1.06)	(0.28)	(0.28)	—		$15.06	(6.87)%		1.82%	1.82%	(1.17)%	$16,287	—
Year ended July 31, 2008	$16.48	0.35	0.40	0.75	(0.83)	(0.83)	—		$16.40	4.80%		1.62%	1.62%	2.13%	$10,935	—
Year ended July 31, 2007	$18.58	0.62	(1.73)	(1.11)	(0.99)	(0.99)	—		$16.48	(5.72)%		1.58%	1.58%	3.70%	$25,758	—

Service Class
Year ended July 31, 2011	$12.14	(0.26)	(2.86)	(3.12)	—	—	—		$9.02	(25.70)%		2.95%	2.73%	(2.63)%	$667	—
Year ended July 31, 2010	$15.96	(0.37)	(3.45)	(3.82)	—	—	—		$12.14	(23.93)%		3.00%	2.84%	(2.77)%	$18,870	—
Year ended July 31, 2009	$17.30	(0.41)	(0.93)	(1.34)	—	—	—		$15.96	(7.75)%		2.82%	2.82%	(2.17)%	$6,013	—
Year ended July 31, 2008	$17.25	0.18	0.46	0.64	(0.59)	(0.59)	—		$17.30	3.89%		2.62%	2.62%	1.13%	$1,241	—
Year ended July 31, 2007	$18.50	0.45	(1.70)	(1.25)	—	—	—		$17.25	(6.76)%		2.58%	2.58%	2.70%	$992	—

Short NASDAQ-100 ProFund

Investor Class
Year ended July 31, 2011	$11.42	(0.15)	(2.74)	(2.89)	—	—	—		$8.53	(25.31)%		1.92%	1.73%	(1.64)%	$13,386	1,297%
Year ended July 31, 2010	$14.16	(0.20)	(2.54)	(2.74)	—	—	—		$11.42	(19.35)%		1.83%	1.71%	(1.64)%	$6,488	1,298	%(c)
Year ended July 31, 2009	$15.29	(0.25)	(2.26)	(2.51)	(0.06)	(0.06)	1.44	(d)	$14.16	(7.10	)%(d)	1.99%	1.86%	(1.43)%	$9,957	—
Year ended July 31, 2008	$16.24	0.29	0.08	0.37	(1.32)	(1.32)	—		$15.29	3.15%		1.74%	1.71%	1.85%	$11,365	—
Year ended July 31, 2007	$20.91	0.71	(4.14)	(3.43)	(1.24)	(1.24)	—		$16.24	(16.68)%		1.54%	1.49%	3.93%	$12,814	—

Service Class
Year ended July 31, 2011	$11.26	(0.24)	(2.69)	(2.93)	—	—	—		$8.33	(25.96)%		2.92%	2.73%	(2.64)%	$2,450	1,297%
Year ended July 31, 2010	$14.09	(0.32)	(2.51)	(2.83)	—	—	—		$11.26	(20.16)%		2.83%	2.71%	(2.64)%	$257	1,298	%(c)
Year ended July 31, 2009	$15.33	(0.44)	(2.24)	(2.68)	—	—	1.44	(d)	$14.09	(8.09	)%(d)	2.99%	2.86%	(2.43)%	$137	—
Year ended July 31, 2008	$15.96	0.13	0.12	0.25	(0.88)	(0.88)	—		$15.33	2.16%		2.74%	2.71%	0.85%	$479	—
Year ended July 31, 2007	$20.35	0.54	(4.07)	(3.53)	(0.86)	(0.86)	—		$15.96	(17.59)%		2.54%	2.49%	2.93%	$4,424	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

(d)

The amounts include a voluntary capital contribution from the Advisor in connection with a reimbursement to the Fund as a result of incorrect shareholder trade information that was used to position the investment portfolio. The contribution represented $1.44 to the net asset value and 7.19% to the total return. Without this contribution, the net asset value and total return would be lower.

332	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraBear ProFund

Investor Class
Year ended July 31, 2011	$9.31	(0.11)	(3.20)	(3.31)	—	—		—	$6.00	(35.55)%	1.64%	1.64%	(1.55)%	$43,304	1,297%
Year ended July 31, 2010	$13.69	(0.16)	(4.22)	(4.38)	—	—		—	$9.31	(31.99)%	1.62%	1.62%	(1.54)%	$73,551	1,300	%(c)
Year ended July 31, 2009	$16.10	(0.22)	(2.06)	(2.28)	(0.05)	(0.08)		(0.13)	$13.69	(14.45)%	1.59%	1.59%	(1.07)%	$73,061	—
Year ended July 31, 2008	$13.62	0.26	2.68	2.94	(0.46)	—	(d)	(0.46)	$16.10	22.51%	1.49%	1.49%	1.85%	$122,417	—
Year ended July 31, 2007	$17.28	0.55	(3.53)	(2.98)	(0.68)	—	(d)	(0.68)	$13.62	(17.28)%	1.42%	1.42%	3.88%	$100,229	—

Service Class
Year ended July 31, 2011	$9.26	(0.18)	(3.17)	(3.35)	—	—		—	$5.91	(36.18)%	2.64%	2.64%	(2.55)%	$3,433	1,297%
Year ended July 31, 2010	$13.72	(0.27)	(4.19)	(4.46)	—	—		—	$9.26	(32.51)%	2.62%	2.62%	(2.54)%	$5,668	1,300	%(c)
Year ended July 31, 2009	$16.19	(0.42)	(2.05)	(2.47)	—	—		—	$13.72	(15.26)%	2.58%	2.58%	(2.06)%	$6,555	—
Year ended July 31, 2008	$13.57	0.12	2.73	2.85	(0.23)	—	(d)	(0.23)	$16.19	21.45%	2.49%	2.49%	0.85%	$10,981	—
Year ended July 31, 2007	$17.21	0.41	(3.52)	(3.11)	(0.53)	—	(d)	(0.53)	$13.57	(18.09)%	2.42%	2.42%	2.88%	$11,326	—

UltraShort Mid-Cap ProFund

Investor Class
Year ended July 31, 2011	$5.58	(0.06)	(2.35)	(2.41)	—	—		—	$3.17	(43.09)%	2.70%	1.73%	(1.65)%	$5,956	—
Year ended July 31, 2010	$10.06	(0.12)	(4.36)	(4.48)	—	—		—	$5.58	(44.63)%	2.24%	1.85%	(1.78)%	$3,203	—
Year ended July 31, 2009	$13.73	(0.23)	(3.09)	(3.32)	(0.35)	—		(0.35)	$10.06	(25.44)%	1.87%	1.79%	(1.33)%	$6,389	—
Year ended July 31, 2008	$13.20	0.31	0.40	0.71	(0.18)	—		(0.18)	$13.73	5.50%	1.63%	1.57%	2.30%	$7,390	—
Year ended July 31, 2007	$17.36	0.54	(3.97)	(3.43)	(0.73)	—		(0.73)	$13.20	(20.08)%	1.67%	1.53%	3.79%	$18,616	—

Service Class
Year ended July 31, 2011	$5.45	(0.10)	(2.28)	(2.38)	—	—		—	$3.07	(43.67)%	3.70%	2.73%	(2.65)%	$659	—
Year ended July 31, 2010	$9.93	(0.19)	(4.29)	(4.48)	—	—		—	$5.45	(45.12)%	3.24%	2.85%	(2.78)%	$353	—
Year ended July 31, 2009	$13.53	(0.40)	(3.11)	(3.51)	(0.09)	—		(0.09)	$9.93	(26.27)%	2.87%	2.79%	(2.33)%	$277	—
Year ended July 31, 2008	$13.00	0.17	0.40	0.57	(0.04)	—		(0.04)	$13.53	4.39%	2.63%	2.57%	1.30%	$1,813	—
Year ended July 31, 2007	$17.02	0.40	(3.92)	(3.52)	(0.50)	—		(0.50)	$13.00	(20.88)%	2.67%	2.53%	2.79%	$5,072	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

(d)	Amount is less than $0.005.

Financial Highlights ::	333

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraShort Small-Cap ProFund

Investor Class
Year ended July 31, 2011	$4.57	(0.05)	(1.99)	(2.04)	—	—	—	$2.53	(44.64)%	1.93%	1.73%	(1.63)%	$11,983	1,297%
Year ended July 31, 2010	$8.23	(0.09)	(3.57)	(3.66)	—	—	—	$4.57	(44.40)%	1.86%	1.66%	(1.59)%	$34,025	1,300	%(c)
Year ended July 31, 2009	$13.73	(0.13)	(4.10)	(4.23)	(1.27)	—	(1.27)	$8.23	(35.45)%	2.05%	1.88%	(0.95)%	$20,224	—
Year ended July 31, 2008	$13.99	0.30	(0.25)	0.05	(0.31)	—	(0.31)	$13.73	0.45%	1.46%	1.46%	2.10%	$134,257	—
Year ended July 31, 2007	$17.76	0.54	(3.50)	(2.96)	(0.81)	—	(0.81)	$13.99	(16.37)%	1.44%	1.44%	3.87%	$273,206	—

Service Class
Year ended July 31, 2011	$4.70	(0.08)	(2.04)	(2.12)	—	—	—	$2.58	(45.11)%	2.93%	2.73%	(2.63)%	$2,023	1,297%
Year ended July 31, 2010	$8.56	(0.15)	(3.71)	(3.86)	—	—	—	$4.70	(45.09)%	2.86%	2.66%	(2.59)%	$4,430	1,300	%(c)
Year ended July 31, 2009	$13.74	(0.27)	(4.46)	(4.73)	(0.45)	—	(0.45)	$8.56	(36.03)%	3.05%	2.88%	(1.95)%	$13,639	—
Year ended July 31, 2008	$14.01	0.16	(0.23)	(0.07)	(0.20)	—	(0.20)	$13.74	(0.47)%	2.46%	2.46%	1.10%	$9,994	—
Year ended July 31, 2007	$17.72	0.40	(3.49)	(3.09)	(0.62)	—	(0.62)	$14.01	(17.24)%	2.44%	2.44%	2.87%	$17,457	—

UltraShort Dow 30 ProFund

Investor Class
Year ended July 31, 2011	$11.16	(0.14)	(3.68)	(3.82)	—	—	—	$7.34	(34.29)%	2.05%	1.73%	(1.64)%	$10,275	—
Year ended July 31, 2010	$17.37	(0.22)	(5.98)	(6.20)	—	(0.01)	(0.01)	$11.16	(35.64)%	1.87%	1.80%	(1.72)%	$9,392	—
Year ended July 31, 2009	$20.35	(0.31)	(2.57)	(2.88)	—	(0.10)	(0.10)	$17.37	(14.26)%	1.86%	1.86%	(1.31)%	$10,516	—
Year ended July 31, 2008	$17.09	0.31	3.67	3.98	(0.72)	—	(0.72)	$20.35	24.47%	1.66%	1.66%	1.75%	$16,981	—
Year ended July 31, 2007	$23.23	0.69	(6.09)	(5.40)	(0.74)	—	(0.74)	$17.09	(23.47)%	1.55%	1.55%	3.73%	$17,448	—

Service Class
Year ended July 31, 2011	$10.90	(0.23)	(3.58)	(3.81)	—	—	—	$7.09	(34.95)%	3.05%	2.73%	(2.64)%	$1,264	—
Year ended July 31, 2010	$17.12	(0.33)	(5.88)	(6.21)	—	(0.01)	(0.01)	$10.90	(36.28)%	2.87%	2.80%	(2.72)%	$1,231	—
Year ended July 31, 2009	$20.27	(0.55)	(2.50)	(3.05)	—	(0.10)	(0.10)	$17.12	(15.15)%	2.86%	2.86%	(2.31)%	$127	—
Year ended July 31, 2008	$16.78	0.13	3.69	3.82	(0.33)	—	(0.33)	$20.27	23.32%	2.66%	2.66%	0.75%	$1,176	—
Year ended July 31, 2007	$22.94	0.51	(6.03)	(5.52)	(0.64)	—	(0.64)	$16.78	(24.26)%	2.55%	2.55%	2.73%	$3,347	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

334	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraShort NASDAQ-100 ProFund

Investor Class
Year ended July 31, 2011	$4.86	(0.06)	(2.09)	(2.15)	—	—		—	$2.71	(44.24)%	1.77%	1.77%	(1.68)%	$19,242	1,297%
Year ended July 31, 2010	$7.64	(0.09)	(2.69)	(2.78)	—	—		—	$4.86	(36.39)%	1.73%	1.73%	(1.66)%	$31,146	1,300	%(c)
Year ended July 31, 2009	$10.77	(0.13)	(2.80)	(2.93)	(0.14)	(0.06)		(0.20)	$7.64	(28.19)%	1.67%	1.67%	(1.01)%	$39,663	—
Year ended July 31, 2008	$11.63	0.22	(0.48)	(0.26)	(0.60)	—	(d)	(0.60)	$10.77	(1.17)%	1.50%	1.50%	2.05%	$118,583	—
Year ended July 31, 2007	$18.54	0.54	(6.87)	(6.33)	(0.58)	—		(0.58)	$11.63	(34.58)%	1.41%	1.41%	3.96%	$119,669	—

Service Class
Year ended July 31, 2011	$5.10	(0.09)	(2.19)	(2.28)	—	—		—	$2.82	(44.71)%	2.77%	2.77%	(2.68)%	$511	1,297%
Year ended July 31, 2010	$8.10	(0.16)	(2.84)	(3.00)	—	—		—	$5.10	(37.04)%	2.73%	2.73%	(2.66)%	$622	1,300	%(c)
Year ended July 31, 2009	$11.39	(0.24)	(3.05)	(3.29)	—	—		—	$8.10	(28.88)%	2.67%	2.67%	(2.01)%	$39,465	—
Year ended July 31, 2008	$12.09	0.11	(0.46)	(0.35)	(0.35)	—	(d)	(0.35)	$11.39	(2.29)%	2.50%	2.50%	1.05%	$2,251	—
Year ended July 31, 2007	$19.17	0.39	(7.08)	(6.69)	(0.39)	—		(0.39)	$12.09	(35.17)%	2.41%	2.41%	2.96%	$3,226	—

UltraShort International ProFund

Investor Class
Year ended July 31, 2011	$11.76	(0.15)	(4.14)	(4.29)	—	—		—	$7.47	(36.39)%	1.84%	1.84%	(1.76)%	$12,391	—
Year ended July 31, 2010	$16.38	(0.24)	(4.38)	(4.62)	—	—		—	$11.76	(28.21)%	1.91%	1.89%	(1.80)%	$13,924	—
Year ended July 31, 2009	$25.48	(0.26)	(8.44)	(8.70)	(0.40)	—		(0.40)	$16.38	(34.83)%	1.72%	1.72%	(0.84)%	$10,331	—
Year ended July 31, 2008	$21.88	0.43	4.05	4.48	(0.88)	—		(0.88)	$25.48	21.69%	1.62%	1.62%	1.93%	$45,556	—
Year ended July 31, 2007	$30.58	1.01	(9.26)	(8.25)	(0.45)	—		(0.45)	$21.88	(27.12)%	1.52%	1.52%	3.89%	$25,156	—

Service Class
Year ended July 31, 2011	$11.67	(0.24)	(4.09)	(4.33)	—	—		—	$7.34	(37.10)%	2.84%	2.84%	(2.76)%	$1,179	—
Year ended July 31, 2010	$16.42	(0.37)	(4.38)	(4.75)	—	—		—	$11.67	(28.93)%	2.91%	2.89%	(2.80)%	$1,652	—
Year ended July 31, 2009	$25.49	(0.59)	(8.42)	(9.01)	(0.06)	—		(0.06)	$16.42	(35.45)%	2.72%	2.72%	(1.84)%	$531	—
Year ended July 31, 2008	$22.00	0.20	4.08	4.28	(0.79)	—		(0.79)	$25.49	20.48%	2.62%	2.62%	0.93%	$3,491	—
Year ended July 31, 2007	$30.46	0.78	(9.24)	(8.46)	—	—		—	$22.00	(27.77)%	2.52%	2.52%	2.89%	$404	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

(d)	Amount is less than $0.005.

Financial Highlights ::	335

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
UltraShort Emerging Markets ProFund

Investor Class
Year ended July 31, 2011	$1.68	(0.02)	(0.45)	(0.47)	—	—	$1.21	(27.98)%		1.85%	1.73%	(1.64)%	$4,346	—
Year ended July 31, 2010	$2.82	(0.03)	(1.11)	(1.14)	—	—	$1.68	(40.43)%		2.07%	1.78%	(1.69)%	$5,356	1,298	%(d)
Year ended July 31, 2009	$8.22	(0.05)	(5.19)	(5.24)	(0.16)	(0.16)	$2.82	(65.05)%		1.74%	1.69%	(0.62)%	$8,340	—
Year ended July 31, 2008	$13.51	0.20	(4.88)	(4.68)	(0.61)	(0.61)	$8.22	(33.95)%		1.53%	1.53%	2.35%	$66,212	—
Year ended July 31, 2007	$31.85	0.80	(18.17)	(17.37)	(0.97)	(0.97)	$13.51	(55.55)%		1.49%	1.49%	4.17%	$80,862	—

Service Class
Year ended July 31, 2011	$1.68	(0.03)	(0.46)	(0.49)	—	—	$1.19	(29.17)%		2.85%	2.73%	(2.64)%	$813	—
Year ended July 31, 2010	$2.85	(0.05)	(1.12)	(1.17)	—	—	$1.68	(41.05)%		3.07%	2.78%	(2.69)%	$2,365	1,298	%(d)
Year ended July 31, 2009	$8.23	(0.14)	(5.24)	(5.38)	—	—	$2.85	(65.37)%		2.74%	2.69%	(1.62)%	$575	—
Year ended July 31, 2008	$13.53	0.12	(4.87)	(4.75)	(0.55)	(0.55)	$8.23	(34.52)%		2.53%	2.53%	1.35%	$4,705	—
Year ended July 31, 2007	$31.74	0.59	(18.13)	(17.54)	(0.67)	(0.67)	$13.53	(55.97)%		2.49%	2.49%	3.17%	$1,505	—

UltraShort Latin America ProFund

Investor Class
Year ended July 31, 2011	$2.28	(0.03)	(0.68)	(0.71)	—	—	$1.57	(31.14)%		2.91%	1.73%	(1.64)%	$3,153	—
Year ended July 31, 2010	$4.90	(0.05)	(2.57)	(2.62)	—	—	$2.28	(53.47)%		2.30%	1.71%	(1.63)%	$3,699	—
Year ended July 31, 2009	$18.90	(0.15)	(13.85)	(14.00)	—	—	$4.90	(74.07)%		2.23%	1.80%	(1.25)%	$3,655	—
October 16, 2007 through
July 31, 2008(e)	$30.00	0.13	(11.14)	(11.01)	(0.09)	(0.09)	$18.90	(36.75	)%(f)	2.66%	1.95%	0.88%	$3,113	—

Service Class
Year ended July 31, 2011	$2.23	(0.05)	(0.67)	(0.72)	—	—	$1.51	(31.98)%		3.91%	2.73%	(2.64)%	$222	—
Year ended July 31, 2010	$4.82	(0.08)	(2.51)	(2.59)	—	—	$2.23	(53.94)%		3.30%	2.71%	(2.63)%	$407	—
Year ended July 31, 2009	$18.80	(0.22)	(13.76)	(13.98)	—	—	$4.82	(74.35)%		3.23%	2.80%	(2.25)%	$3,910	—
October 16, 2007 through July 31, 2008(e)	$30.00	(0.02)	(11.10)	(11.12)	(0.08)	(0.08)	$18.80	(37.15	)%(f)	3.66%	2.95%	(0.12)%	$43	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Annualized for periods less than one year.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sale of long-term treasuries.

(e)	Period from commencement of operations

(f)	Not annualized for periods less than one year.

336	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
UltraShort China ProFund

Investor Class
Year ended July 31, 2011	$7.24	(0.09)	(2.53)	(2.62)	—	—	$4.62	(36.33)%		2.68%	1.73%	(1.64)%	$1,801	—
Year ended July 31, 2010	$11.08	(0.15)	(3.69)	(3.84)	—	—	$7.24	(34.66)%		2.78%	1.80%	(1.71)%	$4,365	—
Year ended July 31, 2009	$35.97	(0.35)	(24.54)	(24.89)	—	—	$11.08	(69.20)%		3.27%	1.95%	(1.12)%	$4,213	—
February 4, 2008 through July 31, 2008(d)	$30.00	0.05	5.92	5.97	—	—	$35.97	19.90	%(e)	2.65%	1.94%	0.31%	$4,656	—

Service Class
Year ended July 31, 2011	$7.09	(0.14)	(2.47)	(2.61)	—	—	$4.48	(36.81)%		3.63%	2.68%	(2.59)%	$232	—
Year ended July 31, 2010	$10.91	(0.24)	(3.58)	(3.82)	—	—	$7.09	(35.01)%		3.76%	2.78%	(2.69)%	$460	—
Year ended July 31, 2009	$35.79	(0.67)	(24.21)	(24.88)	—	—	$10.91	(69.52)%		4.27%	2.95%	(2.12)%	$12	—
February 4, 2008 through July 31, 2008(d)	$30.00	(0.11)	5.90	5.79	—	—	$35.79	19.30	%(e)	3.65%	2.94%	(0.69)%	$310	—

UltraShort Japan ProFund

Investor Class
Year ended July 31, 2011	$27.35	(0.40)	(5.57)	(5.97)	—	—	$21.38	(21.83)%		2.61%	1.73%	(1.65)%	$1,570	—
Year ended July 31, 2010	$27.51	(0.43)	0.27 (f)	(0.16)	—	—	$27.35	(0.58)%		2.47%	1.70%	(1.65)%	$5,137	—
Year ended July 31, 2009	$37.52	(0.45)	(9.56)	(10.01)	—	—	$27.51	(26.68)%		2.14%	1.63%	(0.98)%	$7,458	—
Year ended July 31, 2008	$26.89	0.56	10.77	11.33	(0.70)	(0.70)	$37.52	42.70%		1.75%	1.67%	1.60%	$7,404	—
Year ended July 31, 2007	$34.95	0.92	(8.22)	(7.30)	(0.76)	(0.76)	$26.89	(20.90)%		1.95%	1.95%	3.31%	$6,085	—

Service Class
Year ended July 31, 2011	$27.12	(0.63)	(5.50)	(6.13)	—	—	$20.99	(22.57)%		3.61%	2.73%	(2.65)%	$59	—
Year ended July 31, 2010	$27.55	(0.69)	0.26 (f)	(0.43)	—	—	$27.12	(1.56)%		3.47%	2.70%	(2.65)%	$353	—
Year ended July 31, 2009	$37.97	(0.93)	(9.49)	(10.42)	—	—	$27.55	(27.44)%		3.14%	2.63%	(1.98)%	$226	—
Year ended July 31, 2008	$27.26	0.19	10.98	11.17	(0.46)	(0.46)	$37.97	41.33%		2.75%	2.67%	0.60%	$773	—
Year ended July 31, 2007	$34.84	0.61	(8.19)	(7.58)	—	—	$27.26	(21.76)%		2.95%	2.95%	2.31%	$252	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Annualized for periods less than one year.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Period from commencement of operations

(e)	Not annualized for periods less than one year.

(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

Financial Highlights ::	337

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Banks UltraSector ProFund

Investor Class
Year ended July 31, 2011	$6.20	(0.06)	(0.74)	(0.80)	—	—	$5.40	(12.90)%	1.89%	1.73%	(0.93)%	$14,575	474%
Year ended July 31, 2010	$5.63	(0.08)	0.65	0.57	— (c)	— (c)	$6.20	10.13%	1.94%	1.71%	(1.12)%	$15,082	800%
Year ended July 31, 2009	$18.02	0.03	(12.04)	(12.01)	(0.38)	(0.38)	$5.63	(67.23)%	1.92%	1.63%	0.50%	$13,855	1,350%
Year ended July 31, 2008	$36.99	0.82	(19.52)	(18.70)	(0.27)	(0.27)	$18.02	(50.80)%	1.98%	1.55%	3.54%	$16,348	1,222%
Year ended July 31, 2007	$42.01	1.00	(5.34)	(4.34)	(0.68)	(0.68)	$36.99	(10.64)%	1.93%	1.57%	2.30%	$2,811	636%

Service Class
Year ended July 31, 2011	$6.23	(0.12)	(0.74)	(0.86)	—	—	$5.37	(13.80)%	2.89%	2.73%	(1.93)%	$685	474%
Year ended July 31, 2010	$5.71	(0.14)	0.66	0.52	—	—	$6.23	9.11%	2.94%	2.71%	(2.12)%	$1,130	800%
Year ended July 31, 2009	$18.29	(0.03)	(12.24)	(12.27)	(0.31)	(0.31)	$5.71	(67.51)%	2.92%	2.63%	(0.50)%	$1,178	1,350%
Year ended July 31, 2008	$37.70	0.56	(19.85)	(19.29)	(0.12)	(0.12)	$18.29	(51.30)%	2.98%	2.55%	2.54%	$1,985	1,222%
Year ended July 31, 2007	$42.67	0.56	(5.47)	(4.91)	(0.06)	(0.06)	$37.70	(11.54)%	2.93%	2.57%	1.30%	$422	636%

Basic Materials UltraSector ProFund

Investor Class
Year ended July 31, 2011	$35.15	(0.14)	15.85	15.71	—	—	$50.86	44.69%	1.72%	1.72%	(0.30)%	$27,314	143%
Year ended July 31, 2010	$26.88	(0.11)	8.38	8.27	— (c)	— (c)	$35.15	30.78%	1.76%	1.73%	(0.32)%	$25,070	331%
Year ended July 31, 2009	$62.92	0.09	(35.92)	(35.83)	(0.21)	(0.21)	$26.88	(56.78)%	1.74%	1.74%	0.36%	$31,938	381%
Year ended July 31, 2008	$55.39	0.42	7.66	8.08	(0.55)	(0.55)	$62.92	14.57%	1.56%	1.56%	0.66%	$78,070	273%
Year ended July 31, 2007	$39.89	0.69	16.01	16.70	(1.20)	(1.20)	$55.39	42.52%	1.53%	1.53%	1.35%	$47,109	530%

Service Class
Year ended July 31, 2011	$34.20	(0.61)	15.41	14.80	—	—	$49.00	43.26%	2.72%	2.72%	(1.30)%	$1,846	143%
Year ended July 31, 2010	$26.41	(0.44)	8.23	7.79	—	—	$34.20	29.53%	2.76%	2.73%	(1.32)%	$3,639	331%
Year ended July 31, 2009	$61.74	(0.13)	(35.20)	(35.33)	—	—	$26.41	(57.22)%	2.74%	2.74%	(0.64)%	$5,009	381%
Year ended July 31, 2008	$54.44	(0.20)	7.50	7.30	— (c)	— (c)	$61.74	13.41%	2.56%	2.56%	(0.34)%	$5,108	273%
Year ended July 31, 2007	$38.84	0.19	15.71	15.90	(0.30)	(0.30)	$54.44	41.10%	2.53%	2.53%	0.35%	$6,321	530%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

338	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Biotechnology UltraSector ProFund

Investor Class
Year ended July 31, 2011	$49.13	(1.04)	13.88	12.84	—	—	$61.97	26.13%	1.97%	1.87%	(1.80)%	$9,779	297%
Year ended July 31, 2010	$55.30	(0.93)	(5.24)	(6.17)	—	—	$49.13	(11.16)%	1.92%	1.92%	(1.78)%	$7,700	762%
Year ended July 31, 2009	$70.12	(0.74)	(14.08)	(14.82)	—	—	$55.30	(21.14)%	1.73%	1.72%	(1.43)%	$14,796	519%
Year ended July 31, 2008	$51.15	(0.29)	19.26	18.97	—	—	$70.12	37.09%	1.60%	1.55%	(0.54)%	$75,766	373%
Year ended July 31, 2007	$52.17	(0.13)	(0.89)	(1.02)	—	—	$51.15	(1.96)%	1.56%	1.56%	(0.24)%	$23,912	396%

Service Class
Year ended July 31, 2011	$44.57	(1.57)	12.67	11.10	—	—	$55.67	24.93%	2.97%	2.87%	(2.80)%	$767	297%
Year ended July 31, 2010	$50.64	(1.42)	(4.65)	(6.07)	—	—	$44.57	(11.99)%	2.92%	2.92%	(2.78)%	$701	762%
Year ended July 31, 2009	$64.84	(1.22)	(12.98)	(14.20)	—	—	$50.64	(21.90)%	2.73%	2.72%	(2.43)%	$1,282	519%
Year ended July 31, 2008	$47.77	(0.80)	17.87	17.07	—	—	$64.84	35.73%	2.60%	2.55%	(1.54)%	$5,049	373%
Year ended July 31, 2007	$49.21	(0.64)	(0.80)	(1.44)	—	—	$47.77	(2.93)%	2.56%	2.56%	(1.24)%	$685	396%

Consumer Goods UltraSector ProFund

Investor Class
Year ended July 31, 2011	$32.54	0.04	9.51	9.55	—	—	$42.09	29.35%	3.26%	1.73%	0.09%	$2,165	844%
Year ended July 31, 2010	$27.19	0.11	5.28 (c)	5.39	(0.04)	(0.04)	$32.54	19.82%	2.87%	1.72%	0.36%	$2,417	1,128%
Year ended July 31, 2009	$34.24	0.09	(6.59)	(6.50)	(0.55)	(0.55)	$27.19	(18.76)%	3.41%	1.63%	0.34%	$5,829	1,093%
Year ended July 31, 2008	$38.00	0.51	(4.08)	(3.57)	(0.19)	(0.19)	$34.24	(9.46)%	2.47%	1.55%	1.29%	$1,028	993%
Year ended July 31, 2007	$33.45	0.56	4.55	5.11	(0.56)	(0.56)	$38.00	15.28%	2.22%	1.56%	1.49%	$2,272	1,221%

Service Class
Year ended July 31, 2011	$31.84	(0.34)	9.26	8.92	—	—	$40.76	28.01%	4.26%	2.73%	(0.91)%	$401	844%
Year ended July 31, 2010	$26.86	(0.20)	5.18 (c)	4.98	—	—	$31.84	18.54%	3.87%	2.72%	(0.64)%	$729	1,128%
Year ended July 31, 2009	$33.75	(0.19)	(6.44)	(6.63)	(0.26)	(0.26)	$26.86	(19.52)%	4.41%	2.63%	(0.66)%	$164	1,093%
Year ended July 31, 2008	$37.63	0.13	(4.01)	(3.88)	—	—	$33.75	(10.33)%	3.47%	2.55%	0.29%	$202	993%
Year ended July 31, 2007	$32.98	0.20	4.45	4.65	—	—	$37.63	14.13%	3.22%	2.56%	0.49%	$221	1,221%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

Financial Highlights ::	339

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Consumer Services UltraSector ProFund

Investor Class
Year ended July 31, 2011	$22.57	(0.16)	8.87	8.71	—	—	—	$31.28	38.64%	2.78%	1.73%	(0.56)%	$3,099	380%
Year ended July 31, 2010	$17.41	(0.19)	5.35 (c)	5.16	—	—	—	$22.57	29.64%	2.79%	1.72%	(0.83)%	$2,216	857%
Year ended July 31, 2009	$23.02	(0.08)	(5.53)	(5.61)	—	—	—	$17.41	(24.37)%	3.69%	1.64%	(0.52)%	$2,211	458%
Year ended July 31, 2008	$32.54	0.13	(9.18)	(9.05)	(0.47)	—	(0.47)	$23.02	(28.09)%	3.53%	1.55%	0.46%	$1,084	1,327%
Year ended July 31, 2007	$28.91	0.14	4.88	5.02	(0.06)	(1.33)	(1.39)	$32.54	17.10%	2.48%	1.56%	0.41%	$741	1,138%

Service Class
Year ended July 31, 2011	$21.50	(0.44)	8.44	8.00	—	—	—	$29.50	37.21%	3.78%	2.73%	(1.56)%	$575	380%
Year ended July 31, 2010	$16.74	(0.42)	5.18 (c)	4.76	—	—	—	$21.50	28.43%	3.79%	2.72%	(1.83)%	$251	857%
Year ended July 31, 2009	$22.35	(0.23)	(5.38)	(5.61)	—	—	—	$16.74	(25.10)%	4.69%	2.64%	(1.52)%	$103	458%
Year ended July 31, 2008	$31.53	(0.15)	(8.89)	(9.04)	(0.14)	—	(0.14)	$22.35	(28.77)%	4.53%	2.55%	(0.54)%	$316	1,327%
Year ended July 31, 2007	$28.26	(0.19)	4.79	4.60	—	(1.33)	(1.33)	$31.53	16.00%	3.48%	2.56%	(0.59)%	$137	1,138%

Financials UltraSector ProFund

Investor Class
Year ended July 31, 2011	$6.96	(0.04)	0.28 (c)	0.24	—	—	—	$7.20	3.45%	2.10%	1.73%	(0.54)%	$7,655	514%
Year ended July 31, 2010	$5.86	(0.05)	1.15	1.10	—	—	—	$6.96	18.77%	2.11%	1.71%	(0.72)%	$9,630	476%
Year ended July 31, 2009	$14.85	0.04	(8.93)	(8.89)	(0.10)	—	(0.10)	$5.86	(59.88)%	2.20%	1.62%	0.69%	$10,363	698%
Year ended July 31, 2008	$28.31	0.31	(13.43)	(13.12)	(0.34)	—	(0.34)	$14.85	(46.76)%	2.02%	1.66%	1.57%	$12,375	761%
Year ended July 31, 2007	$28.93	0.47	(0.73)	(0.26)	(0.36)	—	(0.36)	$28.31	(1.11)%	1.68%	1.68%	1.45%	$4,574	479%

Service Class
Year ended July 31, 2011	$6.48	(0.11)	0.27 (c)	0.16	—	—	—	$6.64	2.47%	3.10%	2.73%	(1.54)%	$889	514%
Year ended July 31, 2010	$5.51	(0.12)	1.09	0.97	—	—	—	$6.48	17.60%	3.11%	2.71%	(1.72)%	$968	476%
Year ended July 31, 2009	$13.96	(0.02)	(8.39)	(8.41)	(0.04)	—	(0.04)	$5.51	(60.26)%	3.20%	2.62%	(0.31)%	$1,508	698%
Year ended July 31, 2008	$26.73	0.12	(12.70)	(12.58)	(0.19)	—	(0.19)	$13.96	(47.32)%	3.02%	2.66%	0.57%	$2,362	761%
Year ended July 31, 2007	$27.40	0.17	(0.72)	(0.55)	(0.12)	—	(0.12)	$26.73	(2.07)%	2.68%	2.68%	0.45%	$1,902	479%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

340	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Health Care UltraSector ProFund

Investor Class
Year ended July 31, 2011	$12.01	(0.05)	3.96	3.91	—	—	$15.92	32.64%	2.15%	1.73%	(0.34)%	$11,310	616%
Year ended July 31, 2010	$11.52	(0.05)	0.54	0.49	—	—	$12.01	4.25%	2.35%	1.71%	(0.40)%	$3,083	674%
Year ended July 31, 2009	$14.89	0.04	(3.27)	(3.23)	(0.14)	(0.14)	$11.52	(21.63)%	2.27%	1.61%	0.39%	$5,837	1,285%
Year ended July 31, 2008	$15.92	0.09	(1.04)	(0.95)	(0.08)	(0.08)	$14.89	(6.03)%	1.76%	1.55%	0.58%	$9,463	616%
Year ended July 31, 2007	$14.99	0.16	0.84	1.00	(0.07)	(0.07)	$15.92	6.67%	1.63%	1.56%	0.96%	$8,710	466%

Service Class
Year ended July 31, 2011	$11.14	(0.20)	3.68	3.48	—	—	$14.62	31.24%	3.15%	2.73%	(1.34)%	$1,194	616%
Year ended July 31, 2010	$10.79	(0.17)	0.52	0.35	—	—	$11.14	3.24%	3.35%	2.71%	(1.40)%	$363	674%
Year ended July 31, 2009	$13.90	(0.06)	(3.05)	(3.11)	— (c)	— (c)	$10.79	(22.35)%	3.27%	2.61%	(0.61)%	$1,948	1,285%
Year ended July 31, 2008	$14.96	(0.06)	(1.00)	(1.06)	—	—	$13.90	(7.09)%	2.76%	2.55%	(0.42)%	$2,253	616%
Year ended July 31, 2007	$14.16	— (c)	0.81	0.81	(0.01)	(0.01)	$14.96	5.69%	2.63%	2.56%	(0.04)%	$4,595	466%

Industrials UltraSector ProFund

Investor Class
Year ended July 31, 2011	$27.66	(0.12)	7.28	7.16	—	—	$34.82	25.84%	1.90%	1.73%	(0.33)%	$7,056	601%
Year ended July 31, 2010	$20.64	(0.07)	7.09	7.02	—	—	$27.66	34.06%	2.57%	1.72%	(0.27)%	$2,796	914%
Year ended July 31, 2009	$38.49	0.05	(17.80)	(17.75)	(0.10)	(0.10)	$20.64	(46.08)%	3.74%	1.64%	0.24%	$2,834	379%
Year ended July 31, 2008	$48.21	0.33	(9.26)	(8.93)	(0.79)	(0.79)	$38.49	(18.82)%	2.18%	1.55%	0.73%	$3,061	433%
Year ended July 31, 2007	$35.96	0.34	12.20	12.54	(0.29)	(0.29)	$48.21	34.99%	2.12%	1.56%	0.75%	$21,001	900%

Service Class
Year ended July 31, 2011	$26.59	(0.46)	7.00	6.54	—	—	$33.13	24.63%	2.90%	2.73%	(1.33)%	$652	601%
Year ended July 31, 2010	$20.04	(0.34)	6.89	6.55	—	—	$26.59	32.68%	3.57%	2.72%	(1.27)%	$2,229	914%
Year ended July 31, 2009	$37.67	(0.15)	(17.42)	(17.57)	(0.06)	(0.06)	$20.04	(46.63)%	4.74%	2.64%	(0.76)%	$359	379%
Year ended July 31, 2008	$46.85	(0.12)	(9.06)	(9.18)	—	—	$37.67	(19.57)%	3.18%	2.55%	(0.27)%	$126	433%
Year ended July 31, 2007	$35.04	(0.09)	11.90	11.81	—	—	$46.85	33.70%	3.12%	2.56%	(0.25)%	$1,740	900%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

Financial Highlights ::	341

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Internet UltraSector ProFund

Investor Class
Year ended July 31, 2011	$83.13	(1.35)	47.40	46.05	—	(3.86)	(3.86)	$125.32	55.43%	1.73%	1.73%	(1.12)%	$35,199	162%
Year ended July 31, 2010	$60.29	(1.21)	24.05	22.84	—	—	—	$83.13	37.88%	1.78%	1.77%	(1.58)%	$11,827	622%
Year ended July 31, 2009	$74.85	(0.79)	(13.77)	(14.56)	—	—	—	$60.29	(19.45)%	1.99%	1.94%	(1.60)%	$15,694	1,045%
Year ended July 31, 2008	$91.63	(0.37)	(16.41)	(16.78)	—	—	—	$74.85	(18.31)%	1.67%	1.67%	(0.42)%	$7,571	403%
Year ended July 31, 2007	$68.43	(0.12)	24.46	24.34	(1.14)	—	(1.14)	$91.63	35.68%	1.53%	1.53%	(0.13)%	$18,799	468%

Service Class
Year ended July 31, 2011	$75.18	(2.43)	42.96	40.53	—	(3.86)	(3.86)	$111.85	53.89%	2.73%	2.73%	(2.12)%	$2,345	162%
Year ended July 31, 2010	$55.06	(1.90)	22.02	20.12	—	—	—	$75.18	36.56%	2.78%	2.77%	(2.58)%	$732	622%
Year ended July 31, 2009	$69.04	(1.25)	(12.73)	(13.98)	—	—	—	$55.06	(20.24)%	2.99%	2.94%	(2.60)%	$1,929	1,045%
Year ended July 31, 2008	$85.35	(1.21)	(15.10)	(16.31)	—	—	—	$69.04	(19.12)%	2.67%	2.67%	(1.42)%	$483	403%
Year ended July 31, 2007	$63.75	(0.94)	22.80	21.86	(0.26)	—	(0.26)	$85.35	34.32%	2.53%	2.53%	(1.13)%	$1,097	468%

Mobile Telecommunications UltraSector ProFund

Investor Class
Year ended July 31, 2011	$2.34	(0.04)	0.23 (c)	0.19	—	—	—	$2.53	8.12%	2.70%	1.73%	(1.66)%	$3,302	540%
Year ended July 31, 2010	$2.05	(0.03)	0.32 (c)	0.29	—	—	—	$2.34	14.15%	2.48%	1.72%	(1.56)%	$3,737	1,338%
Year ended July 31, 2009	$7.84	(0.04)	(5.75)	(5.79)	—	—	—	$2.05	(73.85)%	2.50%	1.64%	(1.31)%	$2,981	1,773%
Year ended July 31, 2008	$22.65	(0.01)	(14.74)	(14.75)	(0.06)	—	(0.06)	$7.84	(65.24)%	1.92%	1.55%	(0.09)%	$5,630	1,101%
Year ended July 31, 2007	$18.87	0.04	3.75	3.79	(0.01)	—	(0.01)	$22.65	20.09%	1.56%	1.56%	0.20%	$17,526	731%

Service Class
Year ended July 31, 2011	$2.11	(0.06)	0.21 (c)	0.15	—	—	—	$2.26	7.11%	3.70%	2.73%	(2.66)%	$174	540%
Year ended July 31, 2010	$1.86	(0.05)	0.30 (c)	0.25	—	—	—	$2.11	13.44%	3.48%	2.72%	(2.56)%	$168	1,338%
Year ended July 31, 2009	$7.20	(0.06)	(5.28)	(5.34)	—	—	—	$1.86	(74.17)%	3.50%	2.64%	(2.31)%	$191	1,773%
Year ended July 31, 2008	$20.94	(0.12)	(13.62)	(13.74)	—	—	—	$7.20	(65.60)%	2.92%	2.55%	(1.09)%	$444	1,101%
Year ended July 31, 2007	$17.61	(0.14)	3.47	3.33	—	—	—	$20.94	18.85%	2.56%	2.56%	(0.80)%	$1,116	731%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

342	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Oil & Gas UltraSector ProFund

Investor Class
Year ended July 31, 2011	$27.35	(0.12)	18.17	18.05	—	—	—	$45.40	66.03%	1.63%	1.63%	(0.30)%	$86,892	130%
Year ended July 31, 2010	$26.79	(0.07)	0.63	0.56	—	—	—	$27.35	2.09%	1.69%	1.69%	(0.23)%	$36,182	81%
Year ended July 31, 2009	$52.85	(0.01)	(26.05)	(26.06)	— (c)	—	— (c)	$26.79	(49.30)%	1.65%	1.65%	(0.04)%	$47,547	36%
Year ended July 31, 2008	$51.96	0.21	2.36	2.57	(0.08)	(1.60)	(1.68)	$52.85	4.76%	1.50%	1.50%	0.38%	$122,187	102%
Year ended July 31, 2007	$40.72	0.39	10.92	11.31	(0.07)	—	(0.07)	$51.96	27.82%	1.45%	1.45%	0.91%	$182,861	265%

Service Class
Year ended July 31, 2011	$24.77	(0.48)	16.42	15.94	—	—	—	$40.71	64.39%	2.63%	2.63%	(1.30)%	$5,045	130%
Year ended July 31, 2010	$24.50	(0.34)	0.61	0.27	—	—	—	$24.77	1.06%	2.69%	2.69%	(1.23)%	$3,121	81%
Year ended July 31, 2009	$48.82	(0.28)	(24.04)	(24.32)	—	—	—	$24.50	(49.80)%	2.65%	2.65%	(1.04)%	$4,275	36%
Year ended July 31, 2008	$48.54	(0.32)	2.20	1.88	—	(1.60)	(1.60)	$48.82	3.68%	2.50%	2.50%	(0.62)%	$12,623	102%
Year ended July 31, 2007	$38.34	— (c)	10.20	10.20	—	—	—	$48.54	26.60%	2.45%	2.45%	(0.09)%	$14,588	265%

Oil Equipment, Services & Distribution UltraSector ProFund

Investor Class
Year ended July 31, 2011	$14.30	(0.23)	13.03	12.80	—	—	—	$27.10	89.51%	1.73%	1.70%	(1.00)%	$44,663	203%
Year ended July 31, 2010	$13.09	(0.15)	1.36	1.21	—	—	—	$14.30	9.24%	1.86%	1.80%	(0.98)%	$12,342	749%
Year ended July 31, 2009	$43.23	(0.10)	(30.04)	(30.14)	—	—	—	$13.09	(69.72)%	1.85%	1.78%	(0.72)%	$15,621	589%
Year ended July 31, 2008	$38.89	(0.06)	5.17	5.11	(0.01)	(0.76)	(0.77)	$43.23	13.38%	1.54%	1.53%	(0.14)%	$41,679	431%
Year ended July 31, 2007	$29.65	0.04	9.27	9.31	(0.07)	—	(0.07)	$38.89	31.49%	1.64%	1.64%	0.12%	$51,490	943%

Service Class
Year ended July 31, 2011	$13.75	(0.45)	12.50	12.05	—	—	—	$25.80	87.71%	2.73%	2.70%	(2.00)%	$1,881	203%
Year ended July 31, 2010	$12.71	(0.31)	1.35	1.04	—	—	—	$13.75	8.18%	2.86%	2.80%	(1.98)%	$1,704	749%
Year ended July 31, 2009	$42.37	(0.26)	(29.40)	(29.66)	—	—	—	$12.71	(70.00)%	2.85%	2.78%	(1.72)%	$2,495	589%
Year ended July 31, 2008	$38.52	(0.47)	5.08	4.61	—	(0.76)	(0.76)	$42.37	12.21%	2.54%	2.53%	(1.14)%	$4,146	431%
Year ended July 31, 2007	$29.61	(0.26)	9.17	8.91	—	—	—	$38.52	30.09%	2.64%	2.64%	(0.88)%	$5,868	943%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

See accompanying notes to the financial statements.

Financial Highlights ::	343

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Pharmaceuticals UltraSector ProFund

Investor Class
Year ended July 31, 2011	$7.48	0.06	1.91	1.97	(0.09)	—	(0.09)	$9.36	26.41%	2.44%	1.73%	0.64%	$6,505	381%
Year ended July 31, 2010	$6.89	0.04	0.55	0.59	— (c)	—	— (c)	$7.48	8.59%	2.50%	1.72%	0.49%	$1,733	922%
Year ended July 31, 2009	$8.12	0.04	(1.16)	(1.12)	(0.11)	—	(0.11)	$6.89	(13.80)%	2.50%	1.64%	0.59%	$7,525	1,046%
Year ended July 31, 2008	$9.94	0.16	(1.63)	(1.47)	(0.35)	—	(0.35)	$8.12	(15.55)%	2.02%	1.55%	1.71%	$4,491	643%
Year ended July 31, 2007	$9.95	0.19	0.01	0.20	(0.21)	—	(0.21)	$9.94	1.87%	1.59%	1.56%	1.78%	$7,513	489%

Service Class
Year ended July 31, 2011	$7.11	(0.03)	1.82	1.79	—	—	—	$8.90	25.32%	3.44%	2.73%	(0.36)%	$1,003	381%
Year ended July 31, 2010	$6.61	(0.04)	0.54	0.50	—	—	—	$7.11	7.56%	3.49%	2.71%	(0.50)%	$184	922%
Year ended July 31, 2009	$7.82	(0.02)	(1.13)	(1.15)	(0.06)	—	(0.06)	$6.61	(14.66)%	3.50%	2.64%	(0.41)%	$173	1,046%
Year ended July 31, 2008	$9.49	0.07	(1.59)	(1.52)	(0.15)	—	(0.15)	$7.82	(16.35)%	3.02%	2.55%	0.71%	$405	643%
Year ended July 31, 2007	$9.48	0.09	— (c)	0.09	(0.08)	—	(0.08)	$9.49	0.86%	2.59%	2.56%	0.78%	$603	489%

Precious Metals UltraSector ProFund

Investor Class
Year ended July 31, 2011	$32.19	(0.63)	8.87	8.24	—	—	—	$40.43	25.63%	1.63%	1.63%	(1.54)%	$48,159	1,297%
Year ended July 31, 2010	$27.06	(0.49)	5.62	5.13	—	—	—	$32.19	18.96%	1.63%	1.63%	(1.54)%	$51,063	1,300	%(d)
Year ended July 31, 2009	$43.96	(0.20)	(16.52)	(16.72)	(0.18)	—	(0.18)	$27.06	(37.93)%	1.61%	1.61%	(0.89)%	$58,982	—
Year ended July 31, 2008	$43.35	1.04	3.55	4.59	(0.43)	(3.55)	(3.98)	$43.96	10.64%	1.46%	1.46%	2.10%	$100,099	—
Year ended July 31, 2007	$45.10	1.62	(1.08)	0.54	(2.29)	—	(2.29)	$43.35	1.47%	1.36%	1.36%	4.04%	$90,037	—

Service Class
Year ended July 31, 2011	$30.53	(1.02)	8.46	7.44	—	—	—	$37.97	24.33%	2.63%	2.63%	(2.54)%	$15,315	1,297%
Year ended July 31, 2010	$25.92	(0.79)	5.40	4.61	—	—	—	$30.53	17.82%	2.63%	2.63%	(2.54)%	$10,906	1,300	%(d)
Year ended July 31, 2009	$42.17	(0.43)	(15.82)	(16.25)	—	—	—	$25.92	(38.53)%	2.61%	2.61%	(1.89)%	$8,416	—
Year ended July 31, 2008	$41.75	0.58	3.39	3.97	—	(3.55)	(3.55)	$42.17	9.57%	2.46%	2.46%	1.10%	$46,678	—
Year ended July 31, 2007	$43.36	1.23	(1.10)	0.13	(1.74)	—	(1.74)	$41.75	0.48%	2.36%	2.36%	3.04%	$88,210	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

(d)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

344	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Real Estate UltraSector ProFund

Investor Class
Year ended July 31, 2011	$18.75	0.07	5.56	5.63	(0.06)	(0.06)	$24.32	30.12%	1.78%	1.73%	0.34%	$33,222	194%
Year ended July 31, 2010	$10.94	0.17	7.72	7.89	(0.08)	(0.08)	$18.75	72.18%	1.84%	1.72%	1.07%	$23,289	469%
Year ended July 31, 2009	$33.45	0.09	(22.45)	(22.36)	(0.15)	(0.15)	$10.94	(66.88)%	1.95%	1.74%	0.70%	$6,519	426%
Year ended July 31, 2008	$42.72	(0.18)	(7.92)	(8.10)	(1.17)	(1.17)	$33.45	(19.58)%	1.78%	1.78%	(0.44)%	$18,740	776%
Year ended July 31, 2007	$46.71	1.08	(4.07)	(2.99)	(1.00)	(1.00)	$42.72	(6.82)%	1.55%	1.55%	1.95%	$27,340	382%

Service Class
Year ended July 31, 2011	$18.89	(0.15)	5.59	5.44	(0.02)	(0.02)	$24.31	28.86%	2.78%	2.73%	(0.66)%	$3,380	194%
Year ended July 31, 2010	$11.07	0.01	7.81	7.82	—	—	$18.89	70.64%	2.84%	2.72%	0.07%	$3,770	469%
Year ended July 31, 2009	$33.75	(0.05)	(22.63)	(22.68)	—	—	$11.07	(67.20)%	2.95%	2.74%	(0.30)%	$779	426%
Year ended July 31, 2008	$43.33	(0.57)	(8.05)	(8.62)	(0.96)	(0.96)	$33.75	(20.41)%	2.78%	2.78%	(1.44)%	$1,834	776%
Year ended July 31, 2007	$47.41	0.52	(4.11)	(3.59)	(0.49)	(0.49)	$43.33	(7.81)%	2.55%	2.55%	0.95%	$1,452	382%

Semiconductor UltraSector ProFund

Investor Class
Year ended July 31, 2011	$11.81	0.02	2.26	2.28	—	—	$14.09	19.31%	1.94%	1.73%	0.11%	$4,183	688%
Year ended July 31, 2010	$10.71	(0.06)	1.16 (c)	1.10	—	—	$11.81	10.27%	1.94%	1.71%	(0.50)%	$12,321	888%
Year ended July 31, 2009	$13.35	(0.01)	(2.61)	(2.62)	(0.02)	(0.02)	$10.71	(19.56)%	2.22%	1.64%	(0.12)%	$14,923	1,045%
Year ended July 31, 2008	$20.38	0.06	(6.98)	(6.92)	(0.11)	(0.11)	$13.35	(34.11)%	1.77%	1.55%	0.33%	$9,022	597%
Year ended July 31, 2007	$15.63	0.07	4.71	4.78	(0.03)	(0.03)	$20.38	30.63%	1.64%	1.57%	0.35%	$24,220	654%

Service Class
Year ended July 31, 2011	$10.78	(0.12)	2.06	1.94	—	—	$12.72	18.09%	2.94%	2.73%	(0.89)%	$260	688%
Year ended July 31, 2010	$9.87	(0.17)	1.08 (c)	0.91	—	—	$10.78	9.22%	2.94%	2.71%	(1.50)%	$467	888%
Year ended July 31, 2009	$12.39	(0.08)	(2.44)	(2.52)	—	—	$9.87	(20.34)%	3.22%	2.64%	(1.12)%	$1,092	1,045%
Year ended July 31, 2008	$18.99	(0.11)	(6.49)	(6.60)	—	—	$12.39	(34.76)%	2.77%	2.55%	(0.67)%	$404	597%
Year ended July 31, 2007	$14.68	(0.11)	4.42	4.31	—	—	$18.99	29.36%	2.64%	2.57%	(0.65)%	$639	654%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights ::	345

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Technology UltraSector ProFund

Investor Class
Year ended July 31, 2011	$24.96	(0.28)	6.81	6.53	—	—	—	$31.49	26.20%	1.84%	1.72%	(0.94)%	$11,157	241%
Year ended July 31, 2010	$20.94	(0.27)	4.29	4.02	—	—	—	$24.96	19.20%	2.07%	1.71%	(1.09)%	$7,514	467%
Year ended July 31, 2009	$26.27	(0.14)	(5.19)	(5.33)	—	—	—	$20.94	(20.29)%	2.36%	1.64%	(0.81)%	$11,962	785%
Year ended July 31, 2008	$31.76	— (c)	(5.42)	(5.42)	(0.07)	—	(0.07)	$26.27	(17.13)%	1.82%	1.55%	— (d)	$7,538	383%
Year ended July 31, 2007	$22.79	0.05	8.92	8.97	—	—	—	$31.76	39.36%	1.70%	1.56%	0.17%	$19,337	493%

Service Class
Year ended July 31, 2011	$23.04	(0.56)	6.30	5.74	—	—	—	$28.78	24.91%	2.84%	2.72%	(1.94)%	$1,321	241%
Year ended July 31, 2010	$19.53	(0.50)	4.01	3.51	—	—	—	$23.04	17.97%	3.07%	2.71%	(2.09)%	$2,661	467%
Year ended July 31, 2009	$24.73	(0.28)	(4.92)	(5.20)	—	—	—	$19.53	(21.03)%	3.36%	2.64%	(1.81)%	$1,831	785%
Year ended July 31, 2008	$30.15	(0.29)	(5.13)	(5.42)	—	—	—	$24.73	(17.98)%	2.82%	2.55%	(1.00)%	$570	383%
Year ended July 31, 2007	$21.85	(0.23)	8.53	8.30	—	—	—	$30.15	37.99%	2.70%	2.56%	(0.83)%	$1,177	493%

Telecommunications UltraSector ProFund

Investor Class
Year ended July 31, 2011	$11.28	0.29	2.74	3.03	(0.60)	—	(0.60)	$13.71	26.92%	2.48%	1.73%	2.14%	$2,864	465%
Year ended July 31, 2010	$10.64	0.35	0.42 (e)	0.77	(0.13)	—	(0.13)	$11.28	7.20%	2.96%	1.72%	3.26%	$1,771	1,716%
Year ended July 31, 2009	$14.76	0.23	(4.23)	(4.00)	(0.12)	—	(0.12)	$10.64	(27.09)%	2.87%	1.77%	2.15%	$1,699	1,384%
Year ended July 31, 2008	$31.42	0.37	(10.01)	(9.64)	(0.98)	(6.04)	(7.02)	$14.76	(38.06)%	1.84%	1.78%	1.40%	$4,091	237%
Year ended July 31, 2007	$22.50	0.64	8.49	9.13	(0.21)	—	(0.21)	$31.42	40.71%	1.50%	1.50%	2.28%	$53,726	402%

Service Class
Year ended July 31, 2011	$10.74	0.16	2.60	2.76	(0.44)	—	(0.44)	$13.06	25.68%	3.48%	2.73%	1.14%	$476	465%
Year ended July 31, 2010	$10.17	0.25	0.39 (e)	0.64	(0.07)	—	(0.07)	$10.74	6.29%	3.96%	2.72%	2.26%	$702	1,716%
Year ended July 31, 2009	$14.10	0.13	(4.06)	(3.93)	—	—	—	$10.17	(27.87)%	3.87%	2.77%	1.15%	$211	1,384%
Year ended July 31, 2008	$29.72	0.14	(9.57)	(9.43)	(0.15)	(6.04)	(6.19)	$14.10	(38.62)%	2.84%	2.78%	0.40%	$286	237%
Year ended July 31, 2007	$21.43	0.39	8.01	8.40	(0.11)	—	(0.11)	$29.72	39.26%	2.50%	2.50%	1.28%	$1,716	402%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Amount is less than $0.005.

(d)	Amount is less than 0.005%.

(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

346	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Utilities UltraSector ProFund

Investor Class
Year ended July 31, 2011	$16.79	0.29	3.27	3.56	(0.48)	—	(0.48)	$19.87	21.49%	1.89%	1.73%	1.54%	$19,111	581%
Year ended July 31, 2010	$15.15	0.16	1.57	1.73	(0.09)	—	(0.09)	$16.79	11.38%	2.10%	1.79%	1.01%	$16,728	1,120%
Year ended July 31, 2009	$24.41	0.22	(9.06)	(8.84)	(0.42)	—	(0.42)	$15.15	(36.14)%	1.90%	1.86%	1.38%	$9,449	779%
Year ended July 31, 2008	$24.96	0.37	(0.85)	(0.48)	(0.07)	—	(0.07)	$24.41	(1.97)%	1.62%	1.62%	1.37%	$29,165	595%
Year ended July 31, 2007	$22.21	0.55	3.20	3.75	(0.30)	(0.70)	(1.00)	$24.96	17.04%	1.49%	1.49%	2.19%	$40,717	293%

Service Class
Year ended July 31, 2011	$15.98	0.11	3.10	3.21	(0.22)	—	(0.22)	$18.97	20.21%	2.89%	2.73%	0.54%	$1,415	581%
Year ended July 31, 2010	$14.49	0.01	1.48	1.49	—	—	—	$15.98	10.28%	3.10%	2.79%	0.01%	$1,717	1,120%
Year ended July 31, 2009	$23.08	0.07	(8.55)	(8.48)	(0.11)	—	(0.11)	$14.49	(36.72)%	2.90%	2.86%	0.38%	$963	779%
Year ended July 31, 2008	$23.78	0.12	(0.82)	(0.70)	—	—	—	$23.08	(2.94)%	2.62%	2.62%	0.37%	$3,054	595%
Year ended July 31, 2007	$21.18	0.31	3.03	3.34	(0.04)	(0.70)	(0.74)	$23.78	15.85%	2.49%	2.49%	1.19%	$4,622	293%

Short Oil & Gas ProFund

Investor Class
Year ended July 31, 2011	$13.23	(0.17)	(4.42)	(4.59)	—	—	—	$8.64	(34.69)%	2.38%	1.73%	(1.62)%	$1,268	—
Year ended July 31, 2010	$15.00	(0.22)	(1.55)	(1.77)	—	—	—	$13.23	(11.80)%	2.07%	1.75%	(1.63)%	$99,034	—
Year ended July 31, 2009	$17.04	(0.13)	(0.79)	(0.92)	(1.12)	—	(1.12)	$15.00	(6.48)%	2.01%	1.66%	(0.71)%	$6,196	—
Year ended July 31, 2008	$19.30	0.32	(2.25)	(1.93)	(0.33)	—	(0.33)	$17.04	(9.94)%	1.62%	1.57%	1.85%	$28,676	—
Year ended July 31, 2007	$24.38	0.83	(4.39)	(3.56)	(1.52)	—	(1.52)	$19.30	(15.42)%	1.81%	1.74%	3.59%	$14,947	—

Service Class
Year ended July 31, 2011	$13.63	(0.27)	(4.55)	(4.82)	—	—	—	$8.81	(35.32)%	3.38%	2.73%	(2.62)%	$126	—
Year ended July 31, 2010	$15.57	(0.35)	(1.59)	(1.94)	—	—	—	$13.63	(12.52)%	3.01%	2.69%	(2.57)%	$7	—
Year ended July 31, 2009	$17.19	(0.33)	(0.87)	(1.20)	(0.42)	—	(0.42)	$15.57	(7.39)%	3.01%	2.66%	(1.71)%	$32	—
Year ended July 31, 2008	$19.32	0.15	(2.24)	(2.09)	(0.04)	—	(0.04)	$17.19	(10.79)%	2.62%	2.57%	0.85%	$2,602	—
Year ended July 31, 2007	$24.25	0.60	(4.38)	(3.78)	(1.15)	—	(1.15)	$19.32	(16.25)%	2.81%	2.74%	2.59%	$606	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights ::	347

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Short Precious Metals ProFund

Investor Class
Year ended July 31, 2011	$7.91	(0.11)	(1.71)	(1.82)	—	—	—	$6.09	(23.01)%	2.03%	1.73%		(1.64)%	$10,609	—
Year ended July 31, 2010	$10.81	(0.15)	(2.75)	(2.90)	—	—	—	$7.91	(26.83)%	1.98%	1.88%		(1.79)%	$23,232	—
Year ended July 31, 2009	$18.55	(0.19)	(7.24)	(7.43)	(0.31)	—	(0.31)	$10.81	(40.60)%	1.86%	1.86%		(1.19)%	$7,640	—
Year ended July 31, 2008	$25.93	0.39	(6.05)	(5.66)	(1.72)	—	(1.72)	$18.55	(22.30)%	1.55%	1.55%		2.00%	$31,869	—
Year ended July 31, 2007	$28.10	1.13	(2.93)	(1.80)	(0.37)	—	(0.37)	$25.93	(6.47)%	1.41%	1.41%		3.95%	$9,546	—

Service Class
Year ended July 31, 2011	$8.50	(0.17)	(1.85)	(2.02)	—	—	—	$6.48	(23.76)%	3.03%	2.73%		(2.64)%	$319	—
Year ended July 31, 2010	$11.71	(0.24)	(2.97)	(3.21)	—	—	—	$8.50	(27.41)%	2.85%	2.75%		(2.66)%	$114	—
Year ended July 31, 2009	$19.87	(0.36)	(7.80)	(8.16)	—	—	—	$11.71	(41.07)%	2.86%	2.86%		(2.19)%	$579	—
Year ended July 31, 2008	$25.85	0.18	(6.16)	(5.98)	—	—	—	$19.87	(23.13)%	2.55%	2.55%		1.00%	$582	—
Year ended July 31, 2007	$27.93	0.84	(2.92)	(2.08)	—	—	—	$25.85	(7.45)%	2.41%	2.41%		2.95%	$630	—

Short Real Estate ProFund

Investor Class
Year ended July 31, 2011	$9.25	(0.15)	(1.92)	(2.07)	—	—	—	$7.18	(22.27)%	2.09%	1.99	%(c)	(1.88)%	$4,102	—
Year ended July 31, 2010	$15.96	(0.18)	(6.51)	(6.69)	—	(0.02)	(0.02)	$9.25	(41.94)%	1.77%	1.77%		(1.67)%	$19,170	1,298	%(d)
Year ended July 31, 2009	$25.98	(0.23)	(7.85)	(8.08)	—	(1.94)	(1.94)	$15.96	(33.86)%	1.68%	1.68%		(0.94)%	$27,945	—
Year ended July 31, 2008	$26.92	0.55	(0.57)	(0.02)	(0.92)	—	(0.92)	$25.98	(0.17)%	1.53%	1.53%		2.08%	$78,191	—
Year ended July 31, 2007	$26.37	0.89	0.56	1.45	(0.90)	—	(0.90)	$26.92	6.16%	1.49%	1.49%		3.78%	$126,197	—

Service Class
Year ended July 31, 2011	$9.02	(0.23)	(1.85)	(2.08)	—	—	—	$6.94	(23.06)%	3.09%	2.99	%(c)	(2.88)%	$135	—
Year ended July 31, 2010	$15.71	(0.30)	(6.37)	(6.67)	—	(0.02)	(0.02)	$9.02	(42.48)%	2.73%	2.73%		(2.63)%	$288	1,298	%(d)
Year ended July 31, 2009	$25.84	(0.47)	(7.72)	(8.19)	—	(1.94)	(1.94)	$15.71	(34.49)%	2.67%	2.67%		(1.93)%	$1,202	—
Year ended July 31, 2008	$26.80	0.28	(0.56)	(0.28)	(0.68)	—	(0.68)	$25.84	(1.14)%	2.53%	2.53%		1.08%	$6,447	—
Year ended July 31, 2007	$26.23	0.66	0.56	1.22	(0.65)	—	(0.65)	$26.80	5.12%	2.49%	2.49%		2.78%	$18,037	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)

The expense ratio does not correlate to the applicable expense limits in place during the period due to the timing of the net expense accrual relative to sales and purchases of fund shares during the period.

(d)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sale of long-term treasuries.

348	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
U.S. Government Plus ProFund

Investor Class
Year ended July 31, 2011	$36.10	0.21	(0.18)	0.03	(0.18)	—	(0.18)	$35.95	0.10%	1.39%	1.39%	0.62%	$17,641	9,189%
Year ended July 31, 2010	$33.61	0.28	2.55	2.83	(0.34)	—	(0.34)	$36.10	8.61%	1.37%	1.37%	0.85%	$43,263	4,717%
Year ended July 31, 2009	$31.78	0.57	1.60	2.17	(0.34)	—	(0.34)	$33.61	6.71%	1.34%	1.34%	1.66%	$29,648	1,755%
Year ended July 31, 2008	$30.22	0.87	2.06	2.93	(0.83)	(0.54)	(1.37)	$31.78	9.74%	1.25%	1.25%	2.76%	$16,362	1,104%
Year ended July 31, 2007	$29.45	1.14	0.76	1.90	(1.13)	—	(1.13)	$30.22	6.47%	1.22%	1.22%	3.72%	$60,988	1,124%

Service Class
Year ended July 31, 2011	$35.84	(0.13)	(0.18)	(0.31)	—	—	—	$35.53	(0.86)%	2.39%	2.39%	(0.38)%	$6,674	9,189%
Year ended July 31, 2010	$33.41	(0.04)	2.53	2.49	(0.06)	—	(0.06)	$35.84	7.48%	2.37%	2.37%	(0.15)%	$10,323	4,717%
Year ended July 31, 2009	$31.63	0.21	1.61	1.82	(0.04)	—	(0.04)	$33.41	5.74%	2.34%	2.34%	0.66%	$3,331	1,755%
Year ended July 31, 2008	$30.09	0.55	2.04	2.59	(0.51)	(0.54)	(1.05)	$31.63	8.63%	2.25%	2.25%	1.76%	$5,439	1,104%
Year ended July 31, 2007	$29.34	0.83	0.74	1.57	(0.82)	—	(0.82)	$30.09	5.36%	2.22%	2.22%	2.72%	$15,522	1,124%

Rising Rates Opportunity 10 ProFund

Investor Class
Year ended July 31, 2011	$22.06	(0.34)	(1.17)	(1.51)	—	—	—	$20.55	(6.85)%	1.64%	1.64%	(1.55)%	$48,158	1,297%
Year ended July 31, 2010	$24.53	(0.37)	(2.10)	(2.47)	—	—	—	$22.06	(10.07)%	1.64%	1.64%	(1.55)%	$61,111	1,300	%(c)
Year ended July 31, 2009	$27.49	(0.31)	(2.62)	(2.93)	(0.03)	—	(0.03)	$24.53	(10.67)%	1.63%	1.63%	(1.26)%	$63,256	—
Year ended July 31, 2008	$31.64	0.30	(2.52)	(2.22)	(1.93)	—	(1.93)	$27.49	(7.24)%	1.72%	1.72%	1.07%	$35,028	—
Year ended July 31, 2007	$31.58	1.14	(0.85)	0.29	(0.23)	—	(0.23)	$31.64	0.93%	1.58%	1.58%	3.66%	$13,194	—

Service Class
Year ended July 31, 2011	$22.53	(0.56)	(1.20)	(1.76)	—	—	—	$20.77	(7.81)%	2.64%	2.64%	(2.55)%	$2,348	1,297%
Year ended July 31, 2010	$25.32	(0.61)	(2.18)	(2.79)	—	—	—	$22.53	(11.02)%	2.64%	2.64%	(2.55)%	$2,745	1,300	%(c)
Year ended July 31, 2009	$28.62	(0.58)	(2.72)	(3.30)	—	—	—	$25.32	(11.53)%	2.63%	2.63%	(2.26)%	$244	—
Year ended July 31, 2008	$31.30	0.01	(2.55)	(2.54)	(0.14)	—	(0.14)	$28.62	(8.16)%	2.72%	2.72%	0.07%	$6,006	—
Year ended July 31, 2007	$31.45	0.83	(0.86)	(0.03)	(0.12)	—	(0.12)	$31.30	(0.06)%	2.58%	2.58%	2.66%	$250	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

Financial Highlights ::	349

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Rising Rates Opportunity ProFund

Investor Class
Year ended July 31, 2011	$12.13	(0.18)	(0.63)	(0.81)	—	—	—	$11.32	(6.68)%	1.58%	1.58%	(1.50)%	$281,208	1,297%
Year ended July 31, 2010	$14.50	(0.21)	(2.16)	(2.37)	—	—	—	$12.13	(16.34)%	1.58%	1.58%	(1.49)%	$203,468	1,300	%(c)
Year ended July 31, 2009	$17.87	(0.17)	(3.12)	(3.29)	(0.08)	—	(0.08)	$14.50	(18.26)%	1.64%	1.64%	(1.16)%	$205,547	—
Year ended July 31, 2008	$20.42	0.35	(2.17)	(1.82)	(0.73)	—	(0.73)	$17.87	(9.04)%	1.51%	1.51%	1.87%	$176,917	—
Year ended July 31, 2007	$21.92	0.78	(0.92)	(0.14)	(1.36)	—	(1.36)	$20.42	(0.40)%	1.46%	1.46%	3.79%	$147,556	—

Service Class
Year ended July 31, 2011	$11.76	(0.30)	(0.59)	(0.89)	—	—	—	$10.87	(7.65)%	2.58%	2.58%	(2.50)%	$8,819	1,297%
Year ended July 31, 2010	$14.20	(0.34)	(2.10)	(2.44)	—	—	—	$11.76	(17.11)%	2.58%	2.58%	(2.49)%	$8,582	1,300	%(c)
Year ended July 31, 2009	$17.56	(0.31)	(3.05)	(3.36)	—	—	—	$14.20	(19.13)%	2.64%	2.64%	(2.16)%	$9,571	—
Year ended July 31, 2008	$19.90	0.17	(2.13)	(1.96)	(0.38)	—	(0.38)	$17.56	(9.93)%	2.51%	2.51%	0.87%	$9,456	—
Year ended July 31, 2007	$21.37	0.58	(0.92)	(0.34)	(1.13)	—	(1.13)	$19.90	(1.43)%	2.46%	2.46%	2.79%	$12,920	—

Rising U.S. Dollar ProFund

Investor Class
Year ended July 31, 2011	$27.83	(0.40)	(3.06)	(3.46)	—	—	—	$24.37	(12.43)%	1.62%	1.62%	(1.54)%	$52,069	1,297%
Year ended July 31, 2010	$27.59	(0.41)	0.76	0.35	—	(0.11)	(0.11)	$27.83	1.29%	1.55%	1.55%	(1.45)%	$26,540	1,300	%(c)
Year ended July 31, 2009	$26.94	(0.23)	0.89	0.66	—	(0.01)	(0.01)	$27.59	2.44%	1.70%	1.58%	(0.78)%	$12,468	—
Year ended July 31, 2008	$30.25	0.50	(2.96)	(2.46)	(0.85)	—	(0.85)	$26.94	(8.28)%	1.71%	1.51%	1.78%	$20,034	—
Year ended July 31, 2007	$31.47	1.17	(1.24)	(0.07)	(1.15)	—	(1.15)	$30.25	(0.26)%	1.76%	1.48%	3.74%	$10,757	—

Service Class
Year ended July 31, 2011	$27.11	(0.66)	(2.94)	(3.60)	—	—	—	$23.51	(13.28)%	2.62%	2.62%	(2.54)%	$2,434	1,297%
Year ended July 31, 2010	$27.15	(0.68)	0.75	0.07	—	(0.11)	(0.11)	$27.11	0.27%	2.55%	2.55%	(2.45)%	$1,535	1,300	%(c)
Year ended July 31, 2009	$26.76	(0.52)	0.92	0.40	—	(0.01)	(0.01)	$27.15	1.49%	2.70%	2.58%	(1.78)%	$5,463	—
Year ended July 31, 2008	$30.05	0.22	(2.96)	(2.74)	(0.55)	—	(0.55)	$26.76	(9.21)%	2.71%	2.51%	0.78%	$7,690	—
Year ended July 31, 2007	$31.28	0.86	(1.22)	(0.36)	(0.87)	—	(0.87)	$30.05	(1.18)%	2.76%	2.48%	2.74%	$2,146	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of long-term instruments.

350	::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Falling U.S. Dollar ProFund

Investor Class
Year ended July 31, 2011	$25.95	(0.41)	2.57	2.16	(3.01)	—	(3.01)	$25.10	9.16%	1.74%	1.69%	(1.60)%	$16,403	—
Year ended July 31, 2010	$27.41	(0.44)	(1.02)	(1.46)	—	—	—	$25.95	(5.33)%	1.73%	1.70%	(1.63)%	$20,290	1,298	%(c)
Year ended July 31, 2009	$31.36	(0.38)	(2.02)	(2.40)	(1.55)	—	(1.55)	$27.41	(7.51)%	1.88%	1.88%	(1.40)%	$40,733	—
Year ended July 31, 2008	$30.31	0.69	2.85	3.54	(0.43)	(2.06)	(2.49)	$31.36	12.23%	1.49%	1.49%	2.20%	$33,443	—
Year ended July 31, 2007	$29.18	1.12	1.00	2.12	(0.99)	—	(0.99)	$30.31	7.41%	1.43%	1.43%	3.80%	$100,038	—

Service Class
Year ended July 31, 2011	$25.72	(0.65)	2.58	1.93	(2.50)	—	(2.50)	$25.15	8.10%	2.73%	2.68%	(2.59)%	$1,122	—
Year ended July 31, 2010	$27.45	(0.71)	(1.02)	(1.73)	—	—	—	$25.72	(6.30)%	2.73%	2.70%	(2.63)%	$372	1,298	%(c)
Year ended July 31, 2009	$31.15	(0.65)	(2.01)	(2.66)	(1.04)	—	(1.04)	$27.45	(8.42)%	2.88%	2.88%	(2.40)%	$971	—
Year ended July 31, 2008	$30.09	0.38	2.83	3.21	(0.09)	(2.06)	(2.15)	$31.15	11.07%	2.49%	2.49%	1.20%	$1,782	—
Year ended July 31, 2007	$28.94	0.83	0.98	1.81	(0.66)	—	(0.66)	$30.09	6.35%	2.43%	2.43%	2.80%	$4,156	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sale of long-term treasuries.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about certain investments of the ProFunds is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the ProFunds in their current Statement of Additional Information, dated December 1, 2011, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at profunds.com. You may also receive a free copy of the Statement of Additional Information or the annual or semi-annual reports or make inquiries to the ProFunds by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717 or (240) 497-6552

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices	Investment Company Act File No. 811-08239
Bethesda, MD	PRO1211RV1

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2011

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Investor Class and Service Class Shares of “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “Ultra Sector ProFunds,” “Inverse Sector ProFunds” and “Non-Equity ProFunds,” as follows (each, a “ProFund” or “Fund” and collectively, the “ProFunds” or “Funds”):

CLASSIC PROFUNDS

TICKER
Bull
Investor Class	BLPIX
Service Class	BLPSX

Mid-Cap
Investor Class	MDPIX
Service Class	MDPSX

Small-Cap
Investor Class	SLPIX
Service Class	SLPSX

NASDAQ-100
Investor Class	OTPIX
Service Class	OTPSX

Large-Cap Value
Investor Class	LVPIX
Service Class	LVPSX

TICKER
Large-Cap Growth
Investor Class	LGPIX
Service Class	LGPSX

Mid-Cap Value
Investor Class	MLPIX
Service Class	MLPSX

Mid-Cap Growth
Investor Class	MGPIX
Service Class	MGPSX

Small-Cap Value
Investor Class	SVPIX
Service Class	SVPSX

Small-Cap Growth
Investor Class	SGPIX
Service Class	SGPSX

Europe 30
Investor Class	UEPIX
Service Class	UEPSX

ULTRA PROFUNDS

TICKER
UltraBull
Investor Class	ULPIX
Service Class	ULPSX

UltraMid-Cap
Investor Class	UMPIX
Service Class	UMPSX

UltraSmall-Cap
Investor Class	UAPIX
Service Class	UAPSX

TICKER
UltraDow 30
Investor Class	UDPIX
Service Class	UDPSX

UltraNASDAQ-100
Investor Class	UOPIX
Service Class	UOPSX

UltraInternational
Investor Class	UNPIX
Service Class	UNPSX

UltraEmerging Markets
Investor Class	UUPIX
Service Class	UUPSX

TICKER
UltraJapan
Investor Class	UJPIX
Service Class	UJPSX

UltraLatin America
Investor Class	UBPIX
Service Class	UBPSX

TICKER
UltraChina
Investor Class	UGPIX
Service Class	UGPSX

INVERSE PROFUNDS

TICKER
Bear
Investor Class	BRPIX
Service Class	BRPSX

Short Small-Cap
Investor Class	SHPIX
Service Class	SHPSX

Short NASDAQ-100
Investor Class	SOPIX
Service Class	SOPSX

UltraBear
Investor Class	URPIX
Service Class	URPSX

UltraShort Mid-Cap
Investor Class	UIPIX
Service Class	UIPSX

UltraShort Small-Cap
Investor Class	UCPIX
Service Class	UCPSX

TICKER
UltraShort Dow 30
Investor Class	UWPIX
Service Class	UWPSX

UltraShort NASDAQ-100
Investor Class	USPIX
Service Class	USPSX

UltraShort International
Investor Class	UXPIX
Service Class	UXPSX

UltraShort Emerging Markets
Investor Class	UVPIX
Service Class	UVPSX

UltraShort Japan
Investor Class	UKPIX
Service Class	UKPSX

UltraShort Latin America
Investor Class	UFPIX
Service Class	UFPSX

UltraShort China
Investor Class	UHPIX
Service Class	UHPSX

ULTRASECTOR PROFUNDS

TICKER
Banks
Investor Class	BKPIX
Service Class	BKPSX

Basic Materials
Investor Class	BMPIX
Service Class	BMPSX

Biotechnology
Investor Class	BIPIX
Service Class	BIPSX

TICKER
Consumer Goods
Investor Class	CNPIX
Service Class	CNPSX

Consumer Services
Investor Class	CYPIX
Service Class	CYPSX

Financials
Investor Class	FNPIX
Service Class	FNPSX

TICKER
Health Care
Investor Class	HCPIX
Service Class	HCPSX

Industrials
Investor Class	IDPIX
Service Class	IDPSX

Internet
Investor Class	INPIX
Service Class	INPSX

Mobile Telecommunications
Investor Class	WCPIX
Service Class	WCPSX

Oil & Gas
Investor Class	ENPIX
Service Class	ENPSX

Oil Equipment, Services & Distribution
Investor Class	OEPIX
Service Class	OEPSX

TICKER
Pharmaceuticals
Investor Class	PHPIX
Service Class	PHPSX

Precious Metals
Investor Class	PMPIX
Service Class	PMPSX

Real Estate
Investor Class	REPIX
Service Class	REPSX

Semiconductor
Investor Class	SMPIX
Service Class	SMPSX

Technology
Investor Class	TEPIX
Service Class	TEPSX

Telecommunications
Investor Class	TCPIX
Service Class	TCPSX

Utilities
Investor Class	UTPIX
Service Class	UTPSX

INVERSE SECTOR PROFUNDS

TICKER
Short Oil & Gas
Investor Class	SNPIX
Service Class	SNPSX

TICKER
Short Precious Metals
Investor Class	SPPIX
Service Class	SPPSX

Short Real Estate
Investor Class	SRPIX
Service Class	SRPSX

NON-EQUITY PROFUNDS

TICKER
U.S. Government Plus
Investor Class	GVPIX
Service Class	GVPSX

Rising Rates Opportunity 10
Investor Class	RTPIX
Service Class	RTPSX

TICKER
Rising Rates Opportunity
Investor Class	RRPIX
Service Class	RRPSX

Rising U.S. Dollar
Investor Class	RDPIX
Service Class	RDPSX

Falling U.S. Dollar
Investor Class	FDPIX
Service Class	FDPSX

Each ProFund discussed herein offers Investor Class Shares and Service Class Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each ProFund seeks daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds alone constitutes a balanced investment plan. Additional ProFunds may be created from time to time.

Investment in the ProFunds involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. The ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the ProFunds Investor Class and Service Class Prospectus, dated December 1, 2011 (the “Prospectus”), which incorporates this SAI by reference. The financial statements and notes thereto are included in the ProFunds’ annual report for the fiscal year ended July 31, 2011, which have been filed with the U.S. Securities and Exchange Commission, and are incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the ProFunds are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at profunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust is composed of multiple separate series (each a “ProFund” and collectively, the “ProFunds”). Sixty-one series are discussed herein and other series may be added in the future. Investor or Service Class shares of any publicly available ProFund may be exchanged, without any charge, for Investor or Service Class shares, respectively, of another publicly available ProFund or series of Access One Trust that offers such shares, on the basis of the respective net asset values (“NAVs”) of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholders Services Guide — Exchanging Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus.

Each ProFund, other than the Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund and Europe 30 ProFund, is classified as non-diversified. Portfolio management is provided to the ProFunds by ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”), a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made by a ProFund and the results achieved by a ProFund at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. Set forth below is further information relating to the ProFunds, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies of the ProFunds discussed below may be used by a ProFund if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund. A ProFund is free to reduce or eliminate its use of any of these techniques or strategies without changing the ProFund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund, will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund at a time, which may not be an opportune time for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, the Ultra ProFunds, the UltraSector ProFunds and U.S. Government Plus ProFund and falling markets for the Inverse ProFunds, the Inverse Sector ProFunds, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, the Ultra ProFunds, the UltraSector ProFunds and U.S. Government Plus ProFund and rising markets for the Inverse ProFunds, the Inverse Sector ProFunds, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund. For purposes of Falling U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar and “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of Rising U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar versus six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

GENERAL

A ProFund may consider changing its benchmark at any time, including if, for example, the current benchmark becomes unavailable, the Board of Trustees believes that the current benchmark no longer serves the investment needs of a majority of shareholders or that another benchmark may better serve their needs, or if the financial or economic environment makes it difficult for such ProFund’s investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its investment objective. As noted in the Prospectus, the component companies of the index for Europe 30 ProFund are set forth in Appendix A to this SAI.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund’s investment returns with its benchmark. Rather, the Advisor primarily uses a mathematical approach to determine the investments a ProFund makes and techniques it employs. While the Advisor attempts to minimize tracking error, certain factors tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations” below for additional details.

For purposes of this SAI, the word “invest” refers to a ProFund’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a ProFund’s direct investments and indirect investments in securities and other instruments. For example, ProFunds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Additional information concerning the ProFunds, their investment policies and techniques, and the securities and financial instruments in which they invest is set forth below.

NAME POLICIES

Certain ProFunds subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their net assets to investments that, in combination, have economic characteristics similar to securities contained in their applicable benchmarks or in investments suggested by its name and/or financial instruments with similar economic characteristics. Other ProFunds have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their net assets to investments that, in combination, have economic characteristics that correlate to the inverse of their applicable benchmark or of investments suggested by its name. For purposes of each such investment policy, “assets” includes a ProFund’s net assets, as well as any amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund’s 80% investment policy.

Additional information concerning the ProFunds and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund (other than the Non-Equity ProFunds) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). Also, each such ProFund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic government securities, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A ProFund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund’s investment in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors. Europe 30 ProFund, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund and UltraShort China ProFund are subject to the general risks associated with foreign investment.

A ProFund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds focus their investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) and in particular, Europe 30 ProFund, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Precious Metals UltraSector ProFund, Short Precious Metals ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund invests in such currencies, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock outside the U.S., the ProFunds can avoid certain risks related to investing in foreign securities on non-U.S. markets.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Each such ProFund may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DR’s may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each such ProFund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

REAL ESTATE INVESTMENT TRUSTS

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code “) and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each ProFund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. Cash-settled futures contracts obligate the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract.

Each ProFund generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. Each ProFund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

The CFTC has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment advisor to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Advisor has claimed such an exclusion from registration as a commodity trading adviser under the Commodity Exchange Act, as amended (the “CEA”). Therefore, neither the Trust nor the Advisor are subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each ProFund may engage in transactions involving futures and options thereon, except as set forth in the Prospectus and this SAI. The foregoing is as of the date of this SAI, and may change in the future.

Upon entering into a futures contract, each ProFund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund may elect to close its position by taking an opposite position, which will operate to terminate the ProFund’s existing position in the contract.

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise covers its position. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities.

For example, a ProFund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A ProFund may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although each ProFund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

FORWARD CONTRACTS

The ProFunds may enter into forward contracts to attempt to gain exposure to a benchmark or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset, at an agreed-upon date. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of the ProFund’s illiquid investment limitations. A ProFund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund’s rights as a creditor.

INDEX OPTIONS

Each ProFund may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Each ProFund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poors (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS

Each ProFund may buy and write (sell) options for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option on asset, a ProFund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a ProFund may cover its position by owning the underlying asset on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on assets held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option that the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position or other options and/or (ii) earmarks or segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying currency not otherwise covered.

FORWARD CURRENCY CONTRACTS

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund engage in offsetting transactions they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund will realize a gain to the extent that the price of ProFund currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFunds at one rate, and offer to buy the currency at a lower rate if Rising U.S. Dollar ProFund or Falling U.S. Dollar ProFund tries to resell the currency to the dealer.

Although forward currency contracts may be used by Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if these ProFunds had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a ProFund’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom these ProFunds has an open forward position defaults or becomes bankrupt.

SHORT SALES

Each ProFund may engage in short sales transactions. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

Each ProFund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

No ProFunds will sell short the equity securities of issuers contained in the NASDAQ-100 Index.

SWAP AGREEMENTS

The ProFunds may enter into swap agreements for the purposes of attempting to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a ProFund’s investment restriction concerning senior securities. Swap agreements with terms greater than seven days may be considered to be illiquid for purposes of the ProFund’s illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund’s rights as a creditor.

Each ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a major global financial institution. On a long swap, the counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., securities comprising the relevant benchmark), plus an amount equal to any dividends or interest that would have been received on those assets. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets. Therefore, the return to the ProFund on any swap agreement should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its terms. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a ProFund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

In the normal course of business, a ProFund enters into ISDA agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund’s ISDA agreements contain provisions that require the ProFund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the ProFund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The ProFunds seek to mitigate risks by generally requiring that the counterparties for each ProFund agree to post collateral for the benefit of the ProFund, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund, although the ProFunds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The foregoing is as of the date of this SAI, and may change in the future.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a ProFund may utilize for investment purposes, as “cover” for other investment techniques such ProFund employs, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the ProFunds also may invest, if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each ProFund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each ProFund also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each ProFund may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the

Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and the FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund’s income when interest rates fall. Of course, a ProFund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each ProFund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Convertible Securities

Each ProFund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix B for a description of corporate bond ratings. The ProFunds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

UNRATED DEBT SECURITIES. The ProFunds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund may invest in mortgage-backed securities as “cover” for the investment techniques these ProFunds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the FHLMC, but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

REPURCHASE AGREEMENTS

Each ProFund also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each ProFund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund’s NAV or income will be adversely affected by the ProFund’s purchase of securities on a when-issued or delayed-delivery basis. Because a ProFund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund’s liquidity and the ability of the Advisor to manage a ProFund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If a ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund’s shareholders will indirectly bear the ProFund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund’s own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund’s own operations.

ILLIQUID SECURITIES

Each ProFund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% of the ProFund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO TURNOVER

Each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund’s investors. A ProFund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors, as well as each Funds’ investment objective and strategies. Consequently, it is difficult to estimate what each ProFund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options, swap agreements and futures contracts in which the ProFunds invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund. Annual portfolio turnover rates are shown in each ProFund’s summary prospectus.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect a ProFund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities underlying a ProFund’s benchmark being held by the ProFund and/or securities not included in its benchmark being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the benchmark that are not disseminated in advance; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (10) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (11) fluctuations in currency exchange rates.

Furthermore, because ProFunds rebalance their benchmark exposure at the end of each trading day, disparities between estimated and actual purchases and redemptions of a ProFund may cause the ProFund to be over-or under-exposed to its benchmark. This may result in greater tracking and correlation error.

Also, while the Advisor takes steps to ensure that each ProFund is appropriately and proportionately exposed to its benchmark by the end of each day to meet its daily investment objective, deviations in the anticipated and actual net assets of the ProFund may cause the ProFund to be over- or under-exposed to its benchmark. This may results in greater tracking and correlation error and could cause the ProFund to lose money.

Furthermore, each of the Ultra, Inverse and Non-Equity ProFunds, except Falling U.S. Dollar ProFund, have a single day investment objective to match the performance, a multiple (1.25x, 1.50x or 2x), the inverse (-1x) or a multiple of the inverse (-1.25x, -2x) of the performance of benchmark on a single day. These Funds are subject to the correlation risks described above. In addition, while a close correlation of any ProFund to its benchmark may be achieved on any single day for certain ProFunds, over time the cumulative percentage increase or decrease in the NAV of the shares of the ProFund may diverge, in some cases, significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect as further described in the Prospectus and below.

LEVERAGE. Each ProFund, except the Classic ProFunds, Bear ProFund, Short Small-Cap ProFund, Short NASDAQ-100 ProFund, Short Oil & Gas ProFund, Short Precious Metals ProFund, Short Real Estate ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund, intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to shareholders during favorable market conditions (i.e., rising markets for the Ultra ProFunds and U.S. Government Plus ProFund and falling markets for certain of the Inverse ProFunds and Rising Rates Opportunity ProFund) and the risk of magnified losses during adverse market conditions(i.e., falling markets for the Ultra ProFunds and U.S. Government Plus ProFund and rising markets for certain of the Inverse ProFunds and Rising Rates Opportunity ProFund). Leverage should cause higher volatility of the NAVs of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF LEVERAGED, INVERSE AND INVERSE LEVERAGED FUNDS (all Funds, except Classic ProFunds and Falling U.S. Dollar ProFund). As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a ProFund to vary from its benchmark performance times the stated multiple in the ProFund’s investment objective. Compounding affects all investments, but has a more significant impact on leveraged, inverse and inverse leveraged funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the fund’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse multiples and greater leverage each can lead to returns farther from the multiple times the benchmark return. As the tables below show, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the ProFund’s investment objective. This effect becomes more pronounced as volatility increases.

A leveraged, inverse and inverse leveraged Fund’s return for periods longer than one day is primarily a function of the following:

a)	benchmark performance;

b)	benchmark volatility;

c)	period of time;

d)	financing rates associated with leverage or inverse exposure;

e)	other Fund expenses; and

f)	dividends or interest paid with respect to securities included in the benchmark.

The fund performance for a leveraged, inverse and inverse leveraged Fund can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, benchmark volatility and benchmark performance, on a leveraged, inverse and inverse leveraged Fund. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithms of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid with respect to equity securities in the underlying benchmark; b) no Fund expenses; and c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

The first table below shows a performance example for an Ultra ProFund (which has an investment objective to correspond to twice (2x) the daily performance of a benchmark). The Ultra ProFund could be expected to achieve a 20% return on a yearly basis if the benchmark performance was 10%, absent any costs, the correlation risk or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” However, as the table shows, with benchmark volatility of 20%, such a Fund would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” In the charts below, areas shaded lighter represent those scenarios where a leveraged Fund with the investment objective described will return the same as or outperform (i.e., return more than) the benchmark performance times the stated multiple in the Fund’s investment objective; conversely areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the benchmark performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (2x) the Daily Performance of a Benchmark.

One Year Benchmark Performance	Twice (2x) One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

The table below shows a performance example for a ProFund that has an investment objective to correspond to one and one-half times (1.5x) the daily performance of its benchmark. In the chart below, areas shaded lighter represent those scenarios where such ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where the ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Half (1.5x) the Daily Performance of a Benchmark.

One Year Benchmark Performance	One and One-Half (1.5x) One Year Benchmark	Benchmark Volatility
	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-90.0%	-74.7%	-74.7%	-74.8%	-74.9%	-75.1%	-75.3%	-75.5%	-75.8%	-76.2%	-76.6%	-77.0%	-77.4%	-77.9%
-55%	-82.5%	-69.8%	-69.8%	-69.9%	-70.1%	-70.3%	-70.5%	-70.8%	-71.2%	-71.6%	-72.0%	-72.5%	-73.1%	-73.6%
-50%	-75.0%	-64.6%	-64.7%	-64.8%	-64.9%	-65.2%	-65.5%	-65.8%	-66.2%	-66.7%	-67.2%	-67.8%	-68.4%	-69.1%
-45%	-67.5%	-59.2%	-59.2%	-59.4%	-59.6%	-59.8%	-60.2%	-60.6%	-61.0%	-61.6%	-62.2%	-62.9%	-63.6%	-64.4%
-40%	-60.0%	-53.5%	-53.6%	-53.7%	-53.9%	-54.2%	-54.6%	-55.1%	-55.6%	-56.2%	-56.9%	-57.7%	-58.5%	-59.4%
-35%	-52.5%	-47.6%	-47.6%	-47.8%	-48.0%	-48.4%	-48.8%	-49.3%	-49.9%	-50.6%	-51.4%	-52.3%	-53.2%	-54.2%
-30%	-45.0%	-41.4%	-41.5%	-41.7%	-41.9%	-42.3%	-42.8%	-43.4%	-44.1%	-44.8%	-45.7%	-46.7%	-47.7%	-48.8%
-25%	-37.5%	-35.0%	-35.1%	-35.3%	-35.6%	-36.0%	-36.6%	-37.2%	-38.0%	-38.8%	-39.8%	-40.9%	-42.0%	-43.3%
-20%	-30.0%	-28.4%	-28.5%	-28.7%	-29.0%	-29.5%	-30.1%	-30.8%	-31.7%	-32.6%	-33.7%	-34.8%	-36.1%	-37.5%
-15%	-22.5%	-21.6%	-21.7%	-21.9%	-22.3%	-22.8%	-23.4%	-24.2%	-25.2%	-26.2%	-27.4%	-28.6%	-30.0%	-31.5%
-10%	-15.0%	-14.6%	-14.7%	-14.9%	-15.3%	-15.9%	-16.6%	-17.5%	-18.5%	-19.6%	-20.9%	-22.3%	-23.8%	-25.4%
-5%	-7.5%	-7.4%	-7.5%	-7.8%	-8.2%	-8.8%	-9.6%	-10.5%	-11.6%	-12.8%	-14.2%	-15.7%	-17.3%	-19.1%
0%	0.0%	0.0%	-0.1%	-0.4%	-0.8%	-1.5%	-2.3%	-3.3%	-4.5%	-5.8%	-7.3%	-8.9%	-10.7%	-12.6%
5%	7.5%	7.6%	7.5%	7.2%	6.7%	6.0%	5.1%	4.0%	2.8%	1.3%	-0.3%	-2.0%	-3.9%	-6.0%
10%	15.0%	15.4%	15.3%	14.9%	14.4%	13.7%	12.7%	11.5%	10.2%	8.7%	6.9%	5.0%	3.0%	0.8%
15%	22.5%	23.3%	23.2%	22.9%	22.3%	21.5%	20.5%	19.2%	17.8%	16.1%	14.3%	12.3%	10.1%	7.7%
20%	30.0%	31.5%	31.3%	31.0%	30.3%	29.5%	28.4%	27.1%	25.6%	23.8%	21.8%	19.7%	17.4%	14.9%
25%	37.5%	39.8%	39.6%	39.2%	38.6%	37.7%	36.5%	35.1%	33.5%	31.6%	29.5%	27.2%	24.8%	22.1%
30%	45.0%	48.2%	48.1%	47.7%	47.0%	46.0%	44.8%	43.3%	41.6%	39.6%	37.4%	35.0%	32.3%	29.5%
35%	52.5%	56.9%	56.7%	56.3%	55.5%	54.5%	53.2%	51.7%	49.8%	47.7%	45.4%	42.8%	40.0%	37.0%
40%	60.0%	65.7%	65.5%	65.0%	64.3%	63.2%	61.8%	60.2%	58.2%	56.0%	53.5%	50.8%	47.9%	44.7%
45%	67.5%	74.6%	74.4%	73.9%	73.1%	72.0%	70.6%	68.8%	66.8%	64.4%	61.8%	59.0%	55.9%	52.6%
50%	75.0%	83.7%	83.5%	83.0%	82.2%	81.0%	79.5%	77.6%	75.5%	73.0%	70.3%	67.3%	64.0%	60.5%
55%	82.5%	93.0%	92.8%	92.3%	91.4%	90.1%	88.5%	86.6%	84.3%	81.7%	78.9%	75.7%	72.3%	68.6%
60%	90.0%	102.4%	102.2%	101.6%	100.7%	99.4%	97.7%	95.7%	93.3%	90.6%	87.6%	84.3%	80.7%	76.8%

The table below shows a performance example for a ProFund that has an investment objective to correspond to one and one-quarter times (1.25x) the daily performance of its benchmark. In the chart below, areas shaded lighter represent those scenarios where such ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where the ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Quarter (1.25x) the Daily Performance of a Benchmark.

One Year Benchmark Performance	One and One- Quarter (1.25x) One Year Benchmark	Benchmark Volatility
	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-75.00%	-68.2%	-68.2%	-68.2%	-68.3%	-68.4%	-68.5%	-68.6%	-68.8%	-69.0%	-69.2%	-69.4%	-69.7%	-69.9%
-55%	-68.75%	-63.1%	-63.2%	-63.2%	-63.3%	-63.4%	-63.5%	-63.7%	-63.8%	-64.1%	-64.3%	-64.6%	-64.8%	-65.2%
-50%	-62.50%	-58.0%	-58.0%	-58.0%	-58.1%	-58.2%	-58.4%	-58.5%	-58.8%	-59.0%	-59.3%	-59.6%	-59.9%	-60.3%
-45%	-56.25%	-52.6%	-52.7%	-52.7%	-52.8%	-52.9%	-53.1%	-53.3%	-53.5%	-53.8%	-54.1%	-54.4%	-54.8%	-55.2%
-40%	-50.00%	-47.2%	-47.2%	-47.3%	-47.4%	-47.5%	-47.7%	-47.9%	-48.2%	-48.5%	-48.8%	-49.2%	-49.6%	-50.1%
-35%	-43.75%	-41.6%	-41.7%	-41.7%	-41.8%	-42.0%	-42.2%	-42.5%	-42.7%	-43.1%	-43.5%	-43.9%	-44.3%	-44.8%
-30%	-37.50%	-36.0%	-36.0%	-36.1%	-36.2%	-36.4%	-36.6%	-36.9%	-37.2%	-37.6%	-38.0%	-38.4%	-38.9%	-39.5%
-25%	-31.25%	-30.2%	-30.2%	-30.3%	-30.4%	-30.6%	-30.9%	-31.2%	-31.5%	-31.9%	-32.4%	-32.9%	-33.4%	-34.0%
-20%	-25.00%	-24.3%	-24.4%	-24.5%	-24.6%	-24.8%	-25.1%	-25.4%	-25.8%	-26.2%	-26.7%	-27.2%	-27.8%	-28.5%
-15%	-18.75%	-18.4%	-18.4%	-18.5%	-18.7%	-18.9%	-19.2%	-19.5%	-19.9%	-20.4%	-20.9%	-21.5%	-22.2%	-22.8%
-10%	-12.50%	-12.3%	-12.4%	-12.5%	-12.6%	-12.9%	-13.2%	-13.6%	-14.0%	-14.5%	-15.1%	-15.7%	-16.4%	-17.1%
-5%	-6.25%	-6.2%	-6.2%	-6.4%	-6.5%	-6.8%	-7.1%	-7.5%	-8.0%	-8.5%	-9.1%	-9.8%	-10.5%	-11.3%
0%	0.00%	0.0%	0.0%	-0.2%	-0.4%	-0.6%	-1.0%	-1.4%	-1.9%	-2.5%	-3.1%	-3.8%	-4.6%	-5.5%
5%	6.25%	6.3%	6.2%	6.1%	5.9%	5.6%	5.3%	4.8%	4.3%	3.7%	3.0%	2.2%	1.4%	0.5%
10%	12.50%	12.7%	12.6%	12.5%	12.3%	12.0%	11.6%	11.1%	10.5%	9.9%	9.1%	8.3%	7.5%	6.5%
15%	18.75%	19.1%	19.0%	18.9%	18.7%	18.3%	17.9%	17.4%	16.8%	16.1%	15.4%	14.5%	13.6%	12.6%
20%	25.00%	25.6%	25.5%	25.4%	25.2%	24.8%	24.4%	23.8%	23.2%	22.5%	21.7%	20.8%	19.8%	18.7%
25%	31.25%	32.2%	32.1%	32.0%	31.7%	31.3%	30.9%	30.3%	29.7%	28.9%	28.1%	27.1%	26.1%	24.9%
30%	37.50%	38.8%	38.8%	38.6%	38.3%	37.9%	37.5%	36.9%	36.2%	35.4%	34.5%	33.5%	32.4%	31.2%
35%	43.75%	45.5%	45.5%	45.3%	45.0%	44.6%	44.1%	43.5%	42.8%	41.9%	41.0%	39.9%	38.8%	37.6%
40%	50.00%	52.3%	52.2%	52.0%	51.8%	51.3%	50.8%	50.2%	49.4%	48.5%	47.5%	46.5%	45.3%	44.0%
45%	56.25%	59.1%	59.1%	58.9%	58.6%	58.1%	57.6%	56.9%	56.1%	55.2%	54.2%	53.0%	51.8%	50.4%
50%	62.50%	66.0%	65.9%	65.7%	65.4%	65.0%	64.4%	63.7%	62.9%	61.9%	60.8%	59.6%	58.3%	56.9%
55%	68.75%	72.9%	72.9%	72.7%	72.3%	71.9%	71.3%	70.5%	69.7%	68.7%	67.6%	66.3%	65.0%	63.5%
60%	75.00%	79.9%	79.9%	79.7%	79.3%	78.8%	78.2%	77.4%	76.5%	75.5%	74.3%	73.1%	71.6%	70.1%

The table below shows a performance example for an Inverse ProFund (which has an investment objective to correspond to the inverse (-1x) of the daily performance of an index). In the chart below, areas shaded lighter represent those scenarios where an Inverse ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where an Inverse ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of a Benchmark.

One Year Benchmark Performance	Inverse (-1x) of One Year Benchmark	Benchmark Volatility
	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The table below shows a performance example for a ProFund that has an investment objective to correspond to one and one-quarter times the inverse (-1.25x) of the daily performance of a benchmark. In the chart below, areas shaded lighter represent those scenarios where such ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where the ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice the Inverse (-1.25x) of the Daily Performance of a Benchmark.

One Year Benchmark	One and One- Quarter the Inverse (-1.25x) One Year Benchmark	Benchmark Volatility
	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	75.00%	214.4%	213.3%	210.0%	204.6%	197.2%	187.9%	177.0%	164.6%	151.0%	136.5%	121.2%	105.4%	89.5%
-55%	68.75%	171.3%	170.4%	167.5%	162.9%	156.5%	148.5%	139.1%	128.4%	116.7%	104.1%	90.9%	77.3%	63.5%
-50%	62.50%	137.8%	137.0%	134.5%	130.4%	124.8%	117.8%	109.6%	100.2%	89.9%	78.9%	67.3%	55.4%	43.4%
-45%	56.25%	111.1%	110.4%	108.2%	104.6%	99.6%	93.4%	86.0%	77.7%	68.6%	58.8%	48.5%	38.0%	27.3%
-40%	50.00%	89.4%	88.7%	86.7%	83.5%	79.0%	73.4%	66.9%	59.4%	51.2%	42.4%	33.2%	23.8%	14.1%
-35%	43.75%	71.3%	70.7%	68.9%	66.0%	62.0%	56.9%	51.0%	44.2%	36.8%	28.9%	20.6%	12.0%	3.3%
-30%	37.50%	56.2%	55.6%	54.0%	51.3%	47.6%	43.0%	37.6%	31.5%	24.7%	17.5%	9.9%	2.1%	-5.9%
-25%	31.25%	43.3%	42.8%	41.3%	38.8%	35.4%	31.2%	26.2%	20.6%	14.4%	7.8%	0.8%	-6.4%	-13.6%
-20%	25.00%	32.2%	31.7%	30.3%	28.1%	24.9%	21.1%	16.5%	11.3%	5.5%	-0.6%	-7.0%	-13.6%	-20.3%
-15%	18.75%	22.5%	22.1%	20.8%	18.7%	15.8%	12.2%	8.0%	3.1%	-2.2%	-7.8%	-13.8%	-19.9%	-26.1%
-10%	12.50%	14.1%	13.7%	12.5%	10.5%	7.8%	4.5%	0.5%	-4.0%	-8.9%	-14.2%	-19.7%	-25.4%	-31.2%
-5%	6.25%	6.6%	6.2%	5.1%	3.3%	0.8%	-2.3%	-6.1%	-10.3%	-14.9%	-19.8%	-25.0%	-30.3%	-35.7%
0%	0.00%	0.0%	-0.4%	-1.4%	-3.1%	-5.5%	-8.4%	-11.9%	-15.8%	-20.1%	-24.8%	-29.6%	-34.6%	-39.7%
5%	-6.25%	-5.9%	-6.2%	-7.2%	-8.8%	-11.1%	-13.8%	-17.1%	-20.8%	-24.9%	-29.2%	-33.8%	-38.5%	-43.3%
10%	-12.50%	-11.2%	-11.5%	-12.5%	-14.0%	-16.1%	-18.7%	-21.8%	-25.3%	-29.1%	-33.2%	-37.5%	-42.0%	-46.5%
15%	-18.75%	-16.0%	-16.3%	-17.2%	-18.6%	-20.6%	-23.1%	-26.0%	-29.3%	-32.9%	-36.8%	-40.9%	-45.1%	-49.4%
20%	-25.00%	-20.4%	-20.7%	-21.5%	-22.9%	-24.7%	-27.1%	-29.8%	-33.0%	-36.4%	-40.1%	-44.0%	-48.0%	-52.0%
25%	-31.25%	-24.3%	-24.6%	-25.4%	-26.7%	-28.5%	-30.7%	-33.3%	-36.3%	-39.6%	-43.1%	-46.8%	-50.6%	-54.4%
30%	-37.50%	-28.0%	-28.2%	-29.0%	-30.2%	-31.9%	-34.0%	-36.5%	-39.4%	-42.5%	-45.8%	-49.3%	-52.9%	-56.6%
35%	-43.75%	-31.3%	-31.5%	-32.2%	-33.4%	-35.0%	-37.1%	-39.4%	-42.2%	-45.1%	-48.3%	-51.6%	-55.1%	-58.6%
40%	-50.00%	-34.3%	-34.6%	-35.3%	-36.4%	-37.9%	-39.9%	-42.1%	-44.7%	-47.6%	-50.6%	-53.8%	-57.1%	-60.4%
45%	-56.25%	-37.2%	-37.4%	-38.0%	-39.1%	-40.6%	-42.4%	-44.6%	-47.1%	-49.8%	-52.7%	-55.8%	-58.9%	-62.1%
50%	-62.50%	-39.8%	-40.0%	-40.6%	-41.6%	-43.1%	-44.8%	-46.9%	-49.3%	-51.9%	-54.7%	-57.6%	-60.6%	-63.7%
55%	-68.75%	-42.2%	-42.4%	-43.0%	-44.0%	-45.3%	-47.0%	-49.1%	-51.3%	-53.8%	-56.5%	-59.3%	-62.2%	-65.1%
60%	-75.00%	-44.4%	-44.6%	-45.2%	-46.2%	-47.5%	-49.1%	-51.0%	-53.2%	-55.6%	-58.2%	-60.9%	-63.7%	-66.5%

The table below shows a performance example for an Inverse ProFund (which has an investment objective to correspond to twice the inverse (-2x) of the daily performance of a benchmark). In the chart below, areas shaded lighter represent those scenarios where an Inverse ProFund will return the same or outperform (i.e., return more than) the benchmark performance; conversely areas shaded darker represent those scenarios where an Inverse ProFund will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice the Inverse (-2x) of the Daily Performance of a Benchmark.

One Year Benchmark Performance	Twice the Inverse (-2x) of One Year Benchmark	Benchmark Volatility
	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of benchmark volatility and benchmark performance on the return of a leveraged, inverse and inverse leveraged ProFund. A ProFund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” and “Compounding Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each ProFund, except Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small Cap Growth ProFund and Europe 30 ProFund, is a “non-diversified” series of the Trust. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” ProFund, a relatively high percentage of such ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. Under current law, a ProFund that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

RISKS TO MANAGEMENT. There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, custodian, Distributor (as defined below), and/or a ProFund that make it, for all practical purposes, impossible to re-position such ProFund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a ProFund from being operated in a manner consistent with its investment objectives and/or principal investment strategies.

INVESTMEN T RESTRICTIONS

Each ProFund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund. All policies of a ProFund not specifically identified in this Statement of Additional Information or its Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A ProFund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ 100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITs.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that a ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.

Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and SAI, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ-100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) policy not to concentrate their assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. These ProFunds will concentrate their investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark and in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and SAI.

Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restrictions concerning senior securities.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business and, for U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, with the exception of Columbus Day and Veteran’s Day.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. This may also be the case for each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a ProFund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund.

The securities in the portfolio of a ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. A ProFund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a ProFund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior to the time at which a ProFund calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the ProFunds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed-income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like a total return swap or forward agreement. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Funds shares. The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund during its most recent fiscal year or during the period of time since the ProFund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended July 31, 2011, each of the following ProFunds were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2011	Name of Broker or Dealer
Bull ProFund	$122,918	Citigroup, Inc.
	13,454,000	Deutsche Bank Securities, Inc.
	176,686	J.P. Morgan Chase & Co.
	1,496,000	UBS Securities LLC
	77,473	The Goldman Sachs Group, Inc.
Mid-Cap ProFund	9,999,000	Deutsche Bank Securities, Inc
	37,425	Fidelity
	1,110,000	UBS Securities LLC
Small-Cap ProFund	2,547,000	Deutsche Bank Securities, Inc.
	281,000	UBS Securities LLC
NASDAQ-100 ProFund	15,657,000	Deutsche Bank Securities, Inc.
	1,740,000	UBS Securities LLC
Large-Cap Value ProFund	340,229	Citigroup, Inc.
	24,496	Fidelity
	490,982	J.P. Morgan Chase & Co.
	89,780	Prudential Financial, Inc.
Large-Cap Growth ProFund	5,000	Deutsche Bank Securities, Inc.
Mid-Cap Value ProFund	118,240	Fidelity
Mid-Cap Growth ProFund	11,000	Deutsche Bank Securities, Inc.
Small-Cap Value ProFund	28,884	UMB Financial Corp.
Small-Cap Growth ProFund	222,749	Stifel, Nicolaus & Co., Inc.
	54,116	UMB Financial Corp.
Europe 30 ProFund	45,000	Deutsche Bank Securities, Inc.
	4,000	UBS Securities LLC
UltraBull ProFund	333,635	Citigroup, Inc.
	29,408,000	Deutsche Bank Securities, Inc.
	479,575	J.P. Morgan Chase & Co.
	210,283	The Goldman Sachs Group, Inc.
	3,270,000	UBS Securities LLC

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2011	Name of Broker or Dealer
UltraMid-Cap ProFund	$16,872,000	Deutsche Bank Securities, Inc
	91,736	Fidelity
	1,875,000	UBS Securities LLC
UltraSmall-Cap ProFund	16,420,000	Deutsche Bank Securities, Inc.
	1,825,000	UBS Securities LLC
UltraDow 30 ProFund	6,143,000	Deutsche Bank Securities, Inc.
	176,160	J.P. Morgan Chase & Co.
	681,000	UBS Securities LLC
UltraNASDAQ-100 ProFund	24,479,000	Deutsche Bank Securities, Inc.
	2,723,000	UBS Securities LLC
UltraInternational ProFund	11,126,000	Deutsche Bank Securities, Inc.
	1,235,000	UBS Securities LLC
UltraEmerging Markets ProFund	6,477,000	Deutsche Bank Securities, Inc.
	720,000	UBS Securities LLC
UltraLatin America ProFund	4,121,000	Deutsche Bank Securities, Inc.
	457,000	UBS Securities LLC
UltraChina ProFund	2,584,000	Deutsche Bank Securities, Inc.
	286,000	UBS Securities LLC
UltraJapan ProFund	4,710,000	Deutsche Bank Securities, Inc.
	522,000	UBS Securities LLC
Bear ProFund	27,104,000	Deutsche Bank Securities, Inc.
	3,014,000	UBS Securities LLC
Short Small-Cap ProFund	3,721,000	Deutsche Bank Securities, Inc.
	411,000	UBS Securities LLC
Short NASDAQ-100 ProFund	2,407,000	Deutsche Bank Securities, Inc.
	265,000	UBS Securities LLC
UltraBear ProFund	21,099,000	Deutsche Bank Securities, Inc.
	2,345,000	UBS Securities LLC
UltraShort Mid-Cap ProFund	2,907,000	Deutsche Bank Securities, Inc.
	322,000	UBS Securities LLC
UltraShort Small-Cap ProFund	6,326,000	Deutsche Bank Securities, Inc.
	701,000	UBS Securities LLC
UltraShort Dow 30 ProFund	5,192,000	Deutsche Bank Securities, Inc.
	576,000	UBS Securities LLC
UltraShort NASDAQ-100 ProFund	8,593,000	Deutsche Bank Securities, Inc.
	953,000	UBS Securities LLC
UltraShort International ProFund	6,308,000	Deutsche Bank Securities, Inc.
	700,000	UBS Securities LLC
UltraShort Emerging Markets ProFund	2,607,000	Deutsche Bank Securities, Inc.
	288,000	UBS Securities LLC
UltraShort Latin America ProFund	1,532,000	Deutsche Bank Securities, Inc.
	168,000	UBS Securities LLC
UltraShort China ProFund	1,514,000	Deutsche Bank Securities, Inc.
	166,000	UBS Securities LLC
UltraShort Japan ProFund	594,000	Deutsche Bank Securities, Inc.
	65,000	UBS Securities LLC
Banks UltraSector ProFund	1,405,391	Citigroup, Inc.
	2,646,000	Deutsche Bank Securities, Inc.
	2,032,370	J.P. Morgan Chase & Co.
	292,000	UBS Securities LLC
	19,671	UMB Financial Corp.
Basic Materials UltraSector ProFund	4,583,000	Deutsche Bank Securities, Inc.

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2011	Name of Broker or Dealer
	$508,000	UBS Securities LLC
Biotechnology UltraSector ProFund	2,026,000	Deutsche Bank Securities, Inc.
	223,000	UBS Securities LLC
Consumer Goods UltraSector ProFund	465,000	Deutsche Bank Securities, Inc.
	50,000	UBS Securities LLC
Consumer Services UltraSector ProFund	700,000	Deutsche Bank Securities, Inc.
	75,000	UBS Securities LLC
Financials UltraSector ProFund	254,424	Citigroup, Inc.
	1,861,000	Deutsche Bank Securities, Inc.
	8,215	Fidelity
	370,360	J.P. Morgan Chase & Co.
	64,079	Prudential Financial, Inc.
	3,189	Stifel, Nicolaus & Co., Inc.
	136,050	The Goldman Sachs Group, Inc.
	205,000	UBS Securities LLC
	3,486	UMB Financial Corp.
Health Care UltraSector ProFund	2,223,000	Deutsche Bank Securities, Inc.
	246,000	UBS Securities LLC
Industrials UltraSector ProFund	1,678,000	Deutsche Bank Securities, Inc.
	184,000	UBS Securities LLC
Internet UltraSector ProFund	5,724,000	Deutsche Bank Securities, Inc.
	635,000	UBS Securities LLC
Mobile Telecommunications UltraSector ProFund	768,000	Deutsche Bank Securities, Inc.
	84,000	UBS Securities LLC
Oil & Gas UltraSector ProFund	14,584,000	Deutsche Bank Securities, Inc.
	1,620,000	UBS Securities LLC
Oil Equipment, Services & Distribution UltraSector ProFund	7,722,000	Deutsche Bank Securities, Inc.
	857,000	UBS Securities LLC
Pharmaceuticals UltraSector ProFund	941,000	Deutsche Bank Securities, Inc.
	103,000	UBS Securities LLC
Precious Metals UltraSector ProFund	31,780,000	Deutsche Bank Securities, Inc.
	3,535,000	UBS Securities LLC
Real Estate UltraSector ProFund	5,277,000	Deutsche Bank Securities, Inc.
	586,000	UBS Securities LLC
Semiconductor UltraSector ProFund	676,000	Deutsche Bank Securities, Inc.
	73,000	UBS Securities LLC
Technology UltraSector ProFund	2,705,000	Deutsche Bank Securities, Inc.
	298,000	UBS Securities LLC
Telecommunications UltraSector ProFund	516,000	Deutsche Bank Securities, Inc.
	55,000	UBS Securities LLC
Utilities UltraSector ProFund	3,680,000	Deutsche Bank Securities, Inc.
	408,000	UBS Securities LLC
Short Oil & Gas ProFund	602,000	Deutsche Bank Securities, Inc.
	65,000	UBS Securities LLC
Short Precious Metals ProFund	4,468,000	Deutsche Bank Securities, Inc.
	495,000	UBS Securities LLC
Short Real Estate ProFund	1,864,000	Deutsche Bank Securities, Inc.
	206,000	UBS Securities LLC
U.S. Government Plus ProFund	21,929,000	Deutsche Bank Securities, Inc.
	2,439,000	UBS Securities LLC

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2011	Name of Broker or Dealer
Rising Rates Opportunity 10 ProFund	$23,160,000	Deutsche Bank Securities, Inc.
	2,574,000	UBS Securities LLC
Rising Rates Opportunity ProFund	110,484,000	Deutsche Bank Securities, Inc.
	12,293,000	UBS Securities LLC
Rising U.S. Dollar ProFund	24,326,000	Deutsche Bank Securities, Inc.
	2,704,000	UBS Securities LLC
Falling U.S. Dollar ProFund	7,763,000	Deutsche Bank Securities, Inc.
	862,000	UBS Securities LLC

Brokerage Commissions

For the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011, each ProFund paid brokerage commissions in the following amounts:

	BROKERAGE COMMISSIONS FYE 7/31
	2009	2010	2011
Bull ProFund	$320,967	$56,809	$18,592
Mid-Cap ProFund	52,843	24,283	5,216
Small-Cap ProFund	189,236	22,361	1,884
NASDAQ-100 ProFund	35,089	49,500	5,140
Large-Cap Value ProFund	221,241	116,232	66,165
Large-Cap Growth ProFund	39,582	34,765	29,310
Mid-Cap Value ProFund	121,688	128,628	79,437
Mid-Cap Growth ProFund	64,734	48,959	37,064
Small-Cap Value ProFund	273,157	176,055	85,951
Small-Cap Growth ProFund	75,494	54,142	49,497
Europe 30 ProFund	77,699	59,049	60,763
UltraBull ProFund	283,952	308,620	238,200
UltraMid-Cap ProFund	86,115	87,824	21,824
UltraSmall-Cap ProFund	128,814	26,791	6,660
UltraDow 30 ProFund	79,287	13,737	534
UltraNASDAQ-100 ProFund	53,901	18,075	17,251
UltraInternational ProFund	2,371	2,160	1,229
UltraEmerging Markets ProFund	35,764	55,332	18,569
UltraLatin America ProFund	106,780	66,383	10,862
UltraChina ProFund	36,125	54,697	11,289

	BROKERAGE COMMISSIONS FYE 7/31
	2009	2010	2011
UltraJapan ProFund	$100,486	$59,475	$38,694
Bear ProFund	27,746	25,679	12,728
Short Small-Cap ProFund	26,437	7,787	402
Short NASDAQ-100 ProFund	6,683	6,876	3,324
UltraBear ProFund	135,626	75,850	52,488
UltraShort Mid-Cap ProFund	15,921	6,194	1,571
UltraShort Small-Cap ProFund	107,540	21,071	1,501
UltraShort Dow 30 ProFund	55,336	3,918	857
UltraShort NASDAQ-100 ProFund	53,292	14,677	2,956
UltraShort International ProFund	7,902	1,188	889
UltraShort Emerging Markets ProFund	2,306	-0-	0
UltraShort Latin America ProFund	-0-	-0-	0
UltraShort China ProFund	-0-	-0-	0
UltraShort Japan ProFund	86,452	67,235	26,104
Banks UltraSector ProFund	118,547	93,270	37,983
Basic Materials UltraSector ProFund	77,597	42,527	13,321
Biotechnology UltraSector ProFund	5,329	5,754	3,837
Consumer Goods UltraSector ProFund	10,771	16,203	6,750
Consumer Services UltraSector ProFund	2,975	11,398	3,892
Financials UltraSector ProFund	45,882	29,291	16,146
Health Care UltraSector ProFund	29,662	15,531	12,831
Industrials UltraSector ProFund	3,430	20,574	16,467
Internet UltraSector ProFund	5,030	31,496	7,402
Mobile Telecommunications UltraSector ProFund	85,110	101,389	10,558
Oil & Gas UltraSector ProFund	15,639	12,827	23,554
Oil Equipment, Services & Distribution UltraSector ProFund	53,641	47,056	19,957
Pharmaceuticals UltraSector ProFund	16,454	18,039	4,943
Precious Metals UltraSector ProFund	-0-	-0-	0
Real Estate UltraSector ProFund	32,242	49,180	17,534
Semiconductor UltraSector ProFund	17,819	31,805	15,387

	BROKERAGE COMMISSIONS FYE 7/31
	2009	2010	2011
Technology UltraSector ProFund	$11,208	$13,124	$5,510
Telecommunications UltraSector ProFund	21,560	27,987	6,172
Utilities UltraSector ProFund	59,408	54,251	22,970
Short Oil & Gas ProFund	-0-	-0-	0
Short Precious Metals ProFund	-0-	-0-	0
Short Real Estate ProFund	-0-	-0-	0
U.S. Government Plus ProFund	5,886	5,147	845
Rising Rates Opportunity 10 ProFund	1,936	1,188	613
Rising Rates Opportunity ProFund	11,208	9,134	1,854
Rising U.S. Dollar ProFund	22,009	1,812	894
Falling U.S. Dollar ProFund	21,893	1,025	224

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors, as well as each Funds’ investment objective and strategies.

MANAGEMENT OF PROFUNDS TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the ProFunds. The Board has engaged the Advisor to manage the ProFunds and is responsible for overseeing the Advisor and other service providers to the Trust and the ProFunds in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees (one of whom was added in the past year) who are not “interested persons” of the ProFunds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex.

The Board oversight of the Trust and the ProFunds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the ProFunds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investment in particular securities or derivatives. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trusts compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the ProFunds’ controls over financial reporting.

The Trustees, their age, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

William D. Fertig Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 – present).	ProFunds (112) ProShares Trust (108) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112) ProShares Trust (108) Access One Trust (3)	RSR Partners, Inc

Michael C. Wachs Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to present); AMC Delancey Group, Inc. (Real	ProFunds (112) ProShares Trust (108) Access One Trust (3)	AMC Delancey Group, Inc.

Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Estate Development): President (January 2001 to May 2009).
Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present) ..	ProFunds (112) ProShares Trust (108) Access One Trust (3)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors and any registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Each was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney. Mr. Fertig, who joined the Board in June 2011, has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Fertig, Wachs and Reynolds. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met five times, and the Board has met five times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None*	None*
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	None	None

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$10,001-$50,000	$10,001-$50,000

*	Mr. Fertig joined the Board in June 2011.

As of November 1, 2011, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2010.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds;

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Compensation of Trustees

Each Independent Trustee, except Mr. Fertig, who joined the Board in June 2011, was paid a $133,500 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $6,375 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of each ProFund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended July 31, 2011.

Name:	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig	$3,538	$0	$0	$20,877
Russell S. Reynolds, III, Trustee	$29,464	$0	$0	$181,000
Michael C. Wachs, Trustee	$29,464	$0	$0	$181,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis M. Mayberg Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor; (April 1997 to present); ProShare Advisors LLC (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (March 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (1993-2007).

Kenneth Schiltz 3435 Stelzer Road Columbus, OH 43219	Assistant Treasurer	Indefinite; March 2011 to present	Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2005 to

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Birth Date: 11/77			present); employed by Citi Fund Services Ohio, Inc. in various other capacities (2000-2005).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October 28, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund, except NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90%, 0.90% and 0.50% respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of each ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of Access One Trust and ProShares Trust.

For the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds.

ADVISORY FEES

	2009		2010		2011
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$546,286	$-0-	$421,829	$-0-	$334,341	$-0-
Mid-Cap ProFund	66,626	34,997	123,878	9,116	274,661	-0-
Small-Cap ProFund	417,684	104,438	222,780	19,918	197,443	25,451
NASDAQ-100 ProFund	468,366	-0-	402,248	-0-	338,937	-0-
Large-Cap Value ProFund	148,210	14,745	95,122	54,549	142,500	24,928
Large-Cap Growth ProFund	117,978	-0-	120,798	18,881	121,836	24,841
Mid-Cap Value ProFund	91,582	11,034	129,620	31,889	162,113	19,564

	2009		2010		2011
	Earned	Waived	Earned	Waived	Earned	Waived
Mid-Cap Growth ProFund	$76,076	$-0-	$103,432	$8,608	$209,709	$-0-
Small-Cap Value ProFund	261,474	85,676	162,036	37,667	127,643	32,266
Small-Cap Growth ProFund	91,925	53,303	93,625	35,841	218,368	12,428
Europe 30 ProFund	44,200	4,182	82,478	9,674	143,890	-0-
UltraBull ProFund	572,368	-0-	568,948	-0-	717,229	-0-
UltraMid-Cap ProFund	203,567	-0-	358,909	-0-	498,742	-0-
UltraSmall-Cap ProFund	312,961	-0-	301,772	3,626	449,757	-0-
UltraDow 30 ProFund	149,160	-0-	149,692	5,851	139,789	8,407
UltraNASDAQ-100 ProFund	852,281	-0-	967,531	-0-	1,028,402	-0-
UltraInternational ProFund	88,453	-0-	128,876	20,294	232,604	9,012
UltraEmerging Markets ProFund	519,647	-0-	692,403	-0-	479,178	-0-
UltraLatin America ProFund	157,279	-0-	550,412	-0-	356,594	-0-
UltraChina ProFund	143,376	3,541	214,710	31,943	217,319	10,806
UltraJapan ProFund	219,650	-0-	210,846	22,125	170,617	29,223
Bear ProFund	644,189	-0-	703,747	-0-	438,489	-0-
Short Small-Cap ProFund	188,085	-0-	155,568	27,604	103,776	25,285
Short NASDAQ-100 ProFund	74,092	10,848	150,826	19,553	102,922	21,347
UltraBear ProFund	1,188,893	-0-	637,636	-0-	536,325	-0-
UltraShort Mid-Cap ProFund	71,817	6,204	43,791	18,587	24,154	24,154
UltraShort Small-Cap ProFund	404,228	77,401	228,147	48,777	170,297	36,427
UltraShort Dow 30 ProFund	124,828	920	90,962	7,131	65,299	22,877
UltraShort NASDAQ-100 ProFund	478,684	-0-	284,848	-0-	213,814	-0-
UltraShort International ProFund	214,559	-0-	102,399	2,142	114,822	-0-
UltraShort Emerging Markets ProFund	222,309	11,852	90,955	28,547	83,923	11,227
UltraShort Latin America ProFund	41,036	19,453	45,219	29,969	24,013	24,013
UltraShort China ProFund	23,544	23,544	33,593	33,593	25,434	25,434
UltraShort Japan ProFund	81,537	39,200	54,343	39,435	35,051	29,474
Banks UltraSector ProFund	95,741	31,451	115,402	28,408	119,178	21,732
Basic Materials UltraSector ProFund	245,328	-0-	275,452	9,258	289,104	-0-

	2009		2010		2011
	Earned	Waived	Earned	Waived	Earned	Waived
Biotechnology UltraSector ProFund	$254,883	$2,947	$98,072	$-0-	$74,046	$8,062
Consumer Goods UltraSector ProFund	15,110	15,110	28,161	28,161	21,028	21,028
Consumer Services UltraSector ProFund	13,408	13,408	31,557	31,557	29,705	29,705
Financials UltraSector ProFund	81,954	53,202	86,104	38,641	73,179	30,123
Health Care UltraSector ProFund	61,049	44,804	53,824	38,114	55,648	26,405
Industrials UltraSector ProFund	14,018	14,018	50,942	48,344	94,491	17,479
Internet UltraSector ProFund	56,859	3,520	184,252	1,748	242,224	-0-
Mobile Telecommunications UltraSector ProFund	26,600	25,081	31,300	26,324	27,725	27,725
Oil & Gas UltraSector ProFund	486,018	-0-	364,613	-0-	569,487	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	124,199	10,127	132,131	7,650	278,723	10,121
Pharmaceuticals UltraSector ProFund	29,901	28,628	35,787	31,111	31,698	24,980
Precious Metals UltraSector ProFund	624,038	-0-	543,674	-0-	518,373	-0-
Real Estate UltraSector ProFund	84,354	19,652	141,443	19,732	223,796	13,699
Semiconductor UltraSector ProFund	46,098	29,609	102,487	25,535	94,246	22,511
Technology UltraSector ProFund	55,702	44,844	99,193	38,701	97,479	12,268
Telecommunications UltraSector ProFund	20,662	20,662	20,568	20,568	30,454	25,395
Utilities UltraSector ProFund	100,932	4,598	80,416	27,111	101,946	17,729
Short Oil & Gas ProFund	72,875	28,759	100,190	35,045	29,683	21,270
Short Precious Metals ProFund	78,214	-0-	85,050	9,768	80,920	26,673
Short Real Estate ProFund	321,880	-0-	208,820	-0-	74,366	8,406
U.S. Government Plus ProFund	411,084	-0-	263,334	-0-	335,260	-0-
Rising Rates Opportunity 10 ProFund	434,127	-0-	506,292	-0-	461,344	-0-
Rising Rates Opportunity ProFund	1,327,201	-0-	1,725,808	-0-	1,894,834	-0-
Rising U.S. Dollar ProFund	299,456	38,205	609,442	2,285	370,364	-0-
Falling U.S. Dollar ProFund	216,458	-0-	163,928	5,122	131,597	7,613

For the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011, as applicable, the amounts of advisory fees waived in the chart above for certain of the ProFunds do not reflect the following amounts reimbursed to such Funds:

REIMBURSEMENTS

	2009	2010	2011
UltraShort Mid-Cap ProFund	$-0-	$-0-	$2,046
UltraShort Latin America ProFund	-0-	-0-	8,853
UltraShort China ProFund	12,880	3,746	1,538
Consumer Goods UltraSector ProFund	17,757	9,422	17,723
Consumer Services UltraSector ProFund	20,522	7,098	6,053
Industrials UltraSector ProFund	22,481	-0-	-0-
Mobile Telecommunications UltraSector ProFund	-0-	-0-	2,465
Telecommunications UltraSector ProFund	5,488	9,261	-0-

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through November 30, 2012, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows:

	Expense Limit
Fund Name	Investor Class	Service Class
Banks UltraSector ProFund	1.73%	2.73%
Basic Materials UltraSector ProFund	1.95%	2.95%
Bear ProFund	1.73%	2.73%
Biotechnology UltraSector ProFund	1.73%	2.73%
Bull ProFund	1.95%	2.95%
Consumer Goods UltraSector ProFund	1.73%	2.73%
Consumer Services UltraSector ProFund	1.73%	2.73%
Europe 30 ProFund	1.95%	2.95%
Falling U.S. Dollar ProFund	1.73%	2.73%
Financials UltraSector ProFund	1.73%	2.73%
Health Care UltraSector ProFund	1.73%	2.73%
Industrials UltraSector ProFund	1.73%	2.73%
Internet UltraSector ProFund	1.95%	2.95%
Large-Cap Growth ProFund	1.73%	2.73%
Large-Cap Value ProFund	1.73%	2.73%
Mid-Cap Growth ProFund	1.73%	2.73%
Mid-Cap ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.73%	2.73%
Mobile Telecommunications UltraSector ProFund	1.73%	2.73%
Oil & Gas UltraSector ProFund	1.95%	2.95%
Oil Equipment, Services & Distribution UltraSector ProFund	1.95%	2.95%
NASDAQ-100 ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.73%	2.73%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.73%	2.73%

	Expense Limit
Fund Name	Investor Class	Service Class
Rising Rates Opportunity 10 ProFund	1.95%	2.95%
Rising Rates Opportunity ProFund	1.95%	2.95%
Rising U.S. Dollar ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.73%	2.73%
Short Oil & Gas ProFund	1.73%	2.73%
Short NASDAQ-100 ProFund	1.73%	2.73%
Short Precious Metals ProFund	1.73%	2.73%
Short Real Estate ProFund	1.73%	2.73%
Short Small-Cap ProFund	1.73%	2.73%
Small-Cap Growth ProFund	1.73%	2.73%
Small-Cap ProFund	1.73%	2.73%
Small-Cap Value ProFund	1.73%	2.73%
Technology UltraSector ProFund	1.73%	2.73%
Telecommunications UltraSector ProFund	1.73%	2.73%
U.S. Government Plus ProFund	1.70%	2.70%
UltraBear ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraChina ProFund	1.73%	2.73%
UltraDow 30 ProFund	1.73%	2.73%
UltraEmerging Markets ProFund	1.95%	2.95%
UltraInternational ProFund	1.95%	2.95%
UltraJapan ProFund	1.73%	2.73%
UltraLatin America ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.95%	2.95%
UltraNASDAQ-100 ProFund	1.95%	2.95%
UltraShort China ProFund	1.73%	2.73%
UltraShort Dow 30 ProFund	1.73%	2.73%
UltraShort Emerging Markets ProFund	1.73%	2.73%
UltraShort International ProFund	1.73%	2.73%
UltraShort Japan ProFund	1.73%	2.73%
UltraShort Latin America ProFund	1.73%	2.73%
UltraShort Mid-Cap ProFund	1.73%	2.73%
UltraShort NASDAQ-100 ProFund	1.73%	2.73%
UltraShort Small-Cap ProFund	1.73%	2.73%
UltraSmall-Cap ProFund	1.95%	2.95%
Utilities UltraSector ProFund	1.73%	2.73%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds:

	2009 Recouped	2010 Recouped	2011 Recouped
Bull ProFund	$-0-	$-0-	$-0-
Mid-Cap ProFund	-0-	-0-	3,747
Small-Cap ProFund	-0-	-0-	-0-
NASDAQ-100 ProFund	-0-	-0-	-0-
Large-Cap Value ProFund	-0-	-0-	-0-
Large-Cap Growth ProFund	-0-	-0-	-0-

	2009 Recouped	2010 Recouped	2011 Recouped
Mid-Cap Value ProFund	$-0-	$-0-	$-0-
Mid-Cap Growth ProFund	-0-	-0-	5,853
Small-Cap Value ProFund	-0-	-0-	-0-
Small-Cap Growth ProFund	-0-	-0-	-0-
Europe 30 ProFund	-0-	-0-	9,584
UltraBull ProFund	-0-	-0-	-0-
UltraMid-Cap ProFund	-0-	-0-	-0-
UltraSmall-Cap ProFund	-0-	-0-	2,918
UltraDow 30 ProFund	-0-	-0-	-0-
UltraNASDAQ-100 ProFund	-0-	-0-	-0-
UltraInternational ProFund	-0-	-0-	-0-
UltraEmerging Markets ProFund	-0-	-0-	-0-
UltraLatin America ProFund	-0-	-0-	-0-
UltraChina ProFund	-0-	-0-	-0-
UltraJapan ProFund	-0-	-0-	-0-
Bear ProFund	-0-	-0-	-0-
Short Small-Cap ProFund	-0-	-0-	-0-
Short NASDAQ-100 ProFund	-0-	-0-	-0-
UltraBear ProFund	-0-	-0-	-0-
UltraShort Mid-Cap ProFund	-0-	-0-	-0-
UltraShort Small-Cap ProFund	-0-	-0-	-0-
UltraShort Dow 30 ProFund	-0-	-0-	-0-
UltraShort NASDAQ-100 ProFund	-0-	-0-	-0-
UltraShort International ProFund	-0-	-0-	-0-
UltraShort Emerging Markets ProFund	-0-	-0-	-0-
UltraShort Latin America ProFund	-0-	-0-	-0-
UltraShort China ProFund	-0-	-0-	-0-
UltraShort Japan ProFund	-0-	-0-	-0-
Banks UltraSector ProFund	-0-	-0-	-0-
Basic Materials UltraSector ProFund	-0-	-0-	6,486

	2009 Recouped	2010 Recouped	2011 Recouped
Biotechnology UltraSector ProFund	$-0-	$-0-	$-0-
Consumer Goods UltraSector ProFund	-0-	-0-	-0-
Consumer Services UltraSector ProFund	-0-	-0-	-0-
Financials UltraSector ProFund	-0-	-0-	-0-
Health Care UltraSector ProFund	-0-	-0-	-0-
Industrials UltraSector ProFund	-0-	-0-	-0-
Internet UltraSector ProFund	-0-	-0-	6,322
Mobile Telecommunications UltraSector ProFund	-0-	-0-	-0-
Oil & Gas UltraSector ProFund	-0-	-0-	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	-0-	-0-	10,614
Pharmaceuticals UltraSector ProFund	-0-	-0-	-0-
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	-0-	-0-	-0-
Semiconductor UltraSector ProFund	-0-	-0-	-0-
Technology UltraSector ProFund	-0-	-0-	-0-
Telecommunications UltraSector ProFund	-0-	-0-	-0-
Utilities UltraSector ProFund	-0-	-0-	-0-
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	-0-	-0-	-0-
Rising Rates Opportunity 10 ProFund	-0-	-0-	-0-
Rising Rates Opportunity ProFund	-0-	-0-	-0-
Rising U.S. Dollar ProFund	-0-	-0-	-0-
Falling U.S. Dollar ProFund	-0-	-0-	-0-

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors LLC a fee at the annual rate of 0.15% of the average daily net assets for each ProFund.

For the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

	2009		2010		2011
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$109,257	$-0-	$84,366	$-0-	$66,868	$-0-
Mid-Cap ProFund	13,325	6,999	24,776	1,823	54,933	-0-
Small-Cap ProFund	83,537	20,888	44,556	3,983	39,489	5,090
NASDAQ-100 ProFund	100,364	-0-	86,196	-0-	72,630	-0-
Large-Cap Value ProFund	29,642	2,949	19,025	10,910	28,500	4,986
Large-Cap Growth ProFund	23,596	-0-	24,160	3,776	24,367	4,968
Mid-Cap Value ProFund	18,317	2,207	25,924	6,378	32,423	3,913
Mid-Cap Growth ProFund	15,215	-0-	20,687	1,722	41,942	-0-
Small-Cap Value ProFund	52,295	17,135	32,407	7,533	25,529	6,453
Small-Cap Growth ProFund	18,385	10,660	18,725	7,168	43,674	2,486
Europe 30 ProFund	8,840	836	16,496	1,935	28,778	-0-
UltraBull ProFund	114,474	-0-	113,790	-0-	143,446	-0-
UltraMid-Cap ProFund	40,714	-0-	71,782	-0-	99,749	-0-
UltraSmall-Cap ProFund	62,592	-0-	60,355	725	89,952	-0-
UltraDow 30 ProFund	29,832	-0-	29,939	1,170	27,958	1,681
UltraNASDAQ-100 ProFund	170,457	-0-	193,507	-0-	205,681	-0-

	2009		2010		2011
	Earned	Waived	Earned	Waived	Earned	Waived
UltraInternational ProFund	$17,691	$-0-	$25,775	$4,059	$46,521	$1,803
UltraEmerging Markets ProFund	103,930	-0-	138,481	-0-	95,836	-0-
UltraLatin America ProFund	31,456	-0-	110,083	-0-	71,319	-0-
UltraChina ProFund	28,675	708	42,942	6,388	43,464	2,161
UltraJapan ProFund	36,608	-0-	35,141	3,688	28,436	4,871
Bear ProFund	128,838	-0-	140,750	-0-	87,698	-0-
Short Small-Cap ProFund	37,617	-0-	31,114	5,521	20,755	5,057
Short NASDAQ-100 ProFund	14,818	2,170	30,165	3,911	20,585	4,270
UltraBear ProFund	237,779	-0-	127,528	-0-	107,266	-0-
UltraShort Mid-Cap ProFund	14,363	1,241	8,758	3,717	4,831	4,831
UltraShort Small-Cap ProFund	80,846	15,480	45,630	9,755	34,059	7,285
UltraShort Dow 30 ProFund	24,966	184	18,192	1,426	13,060	4,575
UltraShort NASDAQ-100 ProFund	95,737	-0-	56,970	-0-	42,763	-0-
UltraShort International ProFund	42,912	-0-	20,480	428	22,964	-0-
UltraShort Emerging Markets ProFund	44,462	2,370	18,191	5,709	16,785	2,245
UltraShort Latin America ProFund	8,207	3,890	9,044	5,994	4,802	4,802
UltraShort China ProFund	4,709	4,709	6,719	6,719	5,087	5,087
UltraShort Japan ProFund	13,590	6,533	9,057	6,572	5,842	4,912
Banks UltraSector ProFund	19,148	6,290	23,080	5,682	23,836	4,346
Basic Materials UltraSector ProFund	49,066	-0-	55,091	1,852	57,821	-0-
Biotechnology UltraSector ProFund	50,977	590	19,614	-0-	14,809	1,612
Consumer Goods UltraSector ProFund	3,022	3,022	5,632	5,632	4,206	4,206
Consumer Services UltraSector ProFund	2,681	2,681	6,311	6,311	5,941	5,941
Financials UltraSector ProFund	16,391	10,640	17,221	7,728	14,636	6,025
Health Care UltraSector ProFund	12,210	8,961	10,765	7,623	11,130	5,281
Industrials UltraSector ProFund	2,804	2,804	10,188	9,668	18,898	3,496
Internet UltraSector ProFund	11,372	704	36,851	350	48,445	-0-
Mobile Telecommunications UltraSector ProFund	5,320	5,016	6,260	5,265	5,545	5,545
Oil & Gas UltraSector ProFund	97,204	-0-	72,923	-0-	113,898	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	24,840	2,027	26,426	1,530	55,745	2,024

	2009		2010		2011
	Earned	Waived	Earned	Waived	Earned	Waived
Pharmaceuticals UltraSector ProFund	$5,980	$5,725	$7,158	$6,223	$6,339	$4,996
Precious Metals UltraSector ProFund	124,808	-0-	108,735	-0-	103,675	-0-
Real Estate UltraSector ProFund	16,871	3,931	28,289	3,946	44,759	2,740
Semiconductor UltraSector ProFund	9,220	5,922	20,497	5,107	18,849	4,502
Technology UltraSector ProFund	11,140	8,969	19,839	7,740	19,496	2,454
Telecommunications UltraSector ProFund	4,133	4,133	4,114	4,114	6,091	5,079
Utilities UltraSector ProFund	20,186	919	16,083	5,422	20,389	3,546
Short Oil & Gas ProFund	14,575	5,752	20,038	7,009	5,937	4,254
Short Precious Metals ProFund	15,643	-0-	17,010	1,954	16,184	5,335
Short Real Estate ProFund	64,376	-0-	41,764	-0-	14,873	1,681
U.S. Government Plus ProFund	123,326	-0-	79,001	-0-	100,579	-0-
Rising Rates Opportunity 10 ProFund	86,826	-0-	101,259	-0-	92,269	-0-
Rising Rates Opportunity ProFund	265,441	-0-	345,163	-0-	378,969	-0-
Rising U.S. Dollar ProFund	59,891	7,641	121,889	457	74,073	-0-
Falling U.S. Dollar ProFund	43,292	-0-	32,786	1,025	26,319	1,523

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed-base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of July 31, 2011.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets[1]		Number of All Other Pooled Investment Vehicles Managed/Total Assets[2]		Number of All Other Accounts Managed/Total Assets[3]
Hratch Najarian	87	$12,021,367,097	0	$0	1	$33,762,193

Jeffrey Ploshnick	10	$301,987,434	4	$992,015,717	0	$0
Michelle Lius	13	$8,190,214,047	0	$0	0	$0
Alexander Ilyasov	37	$1,245,294,259	0	$0	0	$0

1	Includes assets of publicly available ProFunds, publicly available series of Access One Trust, and series of ProShares Trust.
2	Includes assets of series of ProShares Trust II.
3	Includes sub-advised registered investment companies and exchange-traded funds.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of July 31, 2011 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Hratch Najarian	None	None
Jeffrey Ploshnick	None	$1 - $10,000
Michelle Liu	None	None
Alexander Ilyasov	None	None

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the ProFunds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each ProFund is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor and the ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight and Brokerage Allocation Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc., an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each ProFund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarter, and within 70 days of the end of the second and fourth fiscal quarters. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”), and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement, as required by applicable law, in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds’ CCO or, in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of a ProFund’s shareholders, no conflict exists between the interests of a ProFund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA and acts as the administrator to the ProFunds. The Administrator provides the ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds under the service agreement. Each ProFund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011, Citi, as Administrator, was entitled to, and waived, administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

	2009		2010		2011
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$30,251	$-0-	$23,584	$-0-	$18,141	$-0-
Mid-Cap ProFund	3,704	-0-	6,908	-0-	15,182	-0-
Small-Cap ProFund	21,675	-0-	12,289	-0-	10,627	-0-
NASDAQ-100 ProFund	28,247	-0-	24,374	-0-	19,506	-0-
Large-Cap Value ProFund	8,139	-0-	5,420	-0-	7,586	-0-
Large-Cap Growth ProFund	6,642	-0-	6,758	-0-	6,660	-0-
Mid-Cap Value ProFund	4,974	-0-	7,388	-0-	8,609	-0-
Mid-Cap Growth ProFund	2,865	-0-	5,847	-0-	11,205	-0-
Small-Cap Value ProFund	13,831	-0-	9,109	-0-	6,881	-0-
Small-Cap Growth ProFund	4,964	-0-	5,283	-0-	11,516	-0-
Europe 30 ProFund	2,393	-0-	4,762	-0-	7,765	-0-
UltraBull ProFund	31,436	-0-	31,639	-0-	39,138	-0-
UltraMid-Cap ProFund	10,897	-0-	19,996	-0-	26,950	-0-
UltraSmall-Cap ProFund	16,886	-0-	17,022	-0-	24,309	-0-
UltraDow 30 ProFund	8,193	-0-	8,417	-0-	7,569	-0-
UltraNASDAQ-100 ProFund	46,061	-0-	54,922	-0-	56,138	-0-
UltraInternational ProFund	4,878	-0-	7,404	-0-	12,486	-0-
UltraEmerging Markets ProFund	28,315	-0-	39,415	-0-	26,144	-0-
UltraLatin America ProFund	8,638	-0-	31,405	-0-	19,593	-0-
UltraChina ProFund	7,945	-0-	12,273	-0-	11,806	-0-
UltraJapan ProFund	9,847	-0-	9,861	-0-	7,690	-0-
Bear ProFund	35,929	-0-	39,005	-0-	24,295	-0-

	2009		2010		2011
	Earned	Waived	Earned	Waived	Earned	Waived
Short Small-Cap ProFund	$10,289	$-0-	$9,702	$-0-	$5,658	$-0-
Short NASDAQ-100 ProFund	4,117	-0-	8,833	-0-	5,484	-0-
UltraBear ProFund	66,752	-0-	36,558	-0-	29,441	-0-
UltraShort Mid-Cap ProFund	4,032	-0-	2,527	-0-	1,314	-0-
UltraShort Small-Cap ProFund	21,770	-0-	13,164	-0-	9,192	-0-
UltraShort Dow 30 ProFund	6,931	-0-	5,118	-0-	3,564	-0-
UltraShort NASDAQ-100 ProFund	26,417	-0-	16,116	-0-	11,596	-0-
UltraShort International ProFund	11,567	-0-	5,340	-0-	6,705	-0-
UltraShort Emerging Markets ProFund	11,810	-0-	5,119	-0-	3,760	-0-
UltraShort Latin America ProFund	2,281	-0-	2,579	-0-	1,321	-0-
UltraShort China ProFund	1,346	-0--	1,876	-0--	1,514	-0--
UltraShort Japan ProFund	3,741	-0-	2,592	-0-	1,576	-0-
Banks UltraSector ProFund	5,265	-0-	6,467	-0-	6,409	-0-
Basic Materials UltraSector ProFund	13,159	-0-	15,602	-0-	15,566	-0-
Biotechnology UltraSector ProFund	13,708	-0-	5,526	-0-	4,036	-0-
Consumer Goods UltraSector ProFund	845	-0-	1,535	-0-	1,134	-0-
Consumer Services UltraSector ProFund	754	-0-	1,722	-0-	1,606	-0-
Financials UltraSector ProFund	4,513	-0-	4,881	-0-	3,858	-0-
Health Care UltraSector ProFund	3,204	-0-	3,028	-0-	3,007	-0-
Industrials UltraSector ProFund	768	-0-	2,848	-0-	4,659	-0-
Internet UltraSector ProFund	3,045	-0-	10,460	-0-	13,053	-0-
Mobile Telecommunications UltraSector ProFund	1,428	-0-	1,735	-0-	1,529	-0-
Oil & Gas UltraSector ProFund	26,296	-0-	20,677	-0-	30,506	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	6,631	-0-	7,519	-0-	14,950	-0-
Pharmaceuticals UltraSector ProFund	1,641	-0-	1,992	-0-	1,724	-0-
Precious Metals UltraSector ProFund	34,079	-0-	30,562	-0-	28,170	-0-
Real Estate UltraSector ProFund	4,541	-0-	7,814	-0-	12,127	-0-
Semiconductor UltraSector ProFund	2,563	-0-	5,714	-0-	5,043	-0-
Technology UltraSector ProFund	3,038	-0-	5,594	-0-	5,204	-0-
Telecommunications UltraSector ProFund	1,159	-0-	1,127	-0-	1,642	-0-

	2009		2010		2011
	Earned	Waived	Earned	Waived	Earned	Waived
Utilities UltraSector ProFund	$5,417	$-0-	$4,521	$-0-	$5,618	$-0-
Short Oil & Gas ProFund	3,916	-0-	6,050	-0-	1,837	-0-
Short Precious Metals ProFund	4,260	-0-	4,867	-0-	4,366	-0-
Short Real Estate ProFund	17,517	-0-	11,680	-0-	4,112	-0-
U.S. Government Plus ProFund	34,026	-0-	20,923	-0-	27,168	-0-
Rising Rates Opportunity 10 ProFund	24,273	-0-	28,679	-0-	25,206	-0-
Rising Rates Opportunity ProFund	76,438	-0-	96,521	-0-	101,985	-0-
Rising U.S. Dollar ProFund	16,064	-0-	33,557	-0-	18,153	-0-
Falling U.S. Dollar ProFund	12,352	-0-	9,548	-0-	7,217	-0-

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011, Citi, as fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

	2009	2010	2011
Bull ProFund	$66,673	$48,117	$38,581
Mid-Cap ProFund	10,267	15,691	32,053
Small-Cap ProFund	48,314	29,050	27,675
NASDAQ-100 ProFund	58,038	46,384	38,494
Large-Cap Value ProFund	18,965	12,690	16,992
Large-Cap Growth ProFund	15,757	14,607	15,178
Mid-Cap Value ProFund	11,919	15,964	18,641
Mid-Cap Growth ProFund	6,894	12,748	23,246
Small-Cap Value ProFund	29,661	20,318	16,041
Small-Cap Growth ProFund	12,425	12,462	24,710
Europe 30 ProFund	5,064	8,985	15,275
UltraBull ProFund	67,645	63,808	79,027
UltraMid-Cap ProFund	24,613	40,686	54,844
UltraSmall-Cap ProFund	39,123	38,457	54,360

	2009	2010	2011
UltraDow 30 ProFund	$16,962	$16,047	$14,903
UltraNASDAQ-100 ProFund	92,643	105,102	109,819
UltraInternational ProFund	9,923	13,950	24,162
UltraEmerging Markets ProFund	57,674	74,285	51,068
UltraLatin America ProFund	17,913	58,764	38,241
UltraChina ProFund	16,512	23,465	23,064
UltraJapan ProFund	19,727	18,847	14,927
Bear ProFund	72,643	75,570	47,592
Short Small-Cap ProFund	20,929	17,126	11,238
Short NASDAQ-100 ProFund	8,543	16,675	10,711
UltraBear ProFund	137,501	69,271	57,765
UltraShort Mid-Cap ProFund	8,339	4,742	2,581
UltraShort Small-Cap ProFund	42,981	25,242	17,976
UltraShort Dow 30 ProFund	14,159	9,817	6,979
UltraShort NASDAQ-100 ProFund	53,645	30,709	22,680
UltraShort International ProFund	23,144	10,470	13,162
UltraShort Emerging Markets ProFund	23,226	9,943	7,331
UltraShort Latin America ProFund	4,640	4,917	2,588
UltraShort China ProFund	2,689	3,621	2,960
UltraShort Japan ProFund	7,563	4,826	3,063
Banks UltraSector ProFund	11,113	12,845	12,933
Basic Materials UltraSector ProFund	26,660	29,950	30,557
Biotechnology UltraSector ProFund	27,869	10,712	8,077
Consumer Goods UltraSector ProFund	2,605	3,708	3,028
Consumer Services UltraSector ProFund	2,836	4,570	4,404
Financials UltraSector ProFund	10,818	10,890	9,150
Health Care UltraSector ProFund	7,282	6,607	6,746
Industrials UltraSector ProFund	3,203	7,025	10,518
Internet UltraSector ProFund	6,425	19,838	25,608
Mobile Telecommunications UltraSector ProFund	2,910	3,428	3,061
Oil & Gas UltraSector ProFund	53,601	39,756	59,861

	2009	2010	2011
Oil Equipment, Services & Distribution UltraSector ProFund	$13,504	$14,444	$29,247
Pharmaceuticals UltraSector ProFund	3,540	3,898	3,531
Precious Metals UltraSector ProFund	69,378	58,016	54,756
Real Estate UltraSector ProFund	9,734	15,467	24,277
Semiconductor UltraSector ProFund	5,567	11,303	10,086
Technology UltraSector ProFund	7,230	11,634	11,186
Telecommunications UltraSector ProFund	2,524	2,273	3,351
Utilities UltraSector ProFund	11,456	9,232	11,517
Short Oil & Gas ProFund	7,673	12,562	3,492
Short Precious Metals ProFund	8,577	9,405	8,568
Short Real Estate ProFund	35,306	22,617	7,874
U.S. Government Plus ProFund	70,188	40,539	53,057
Rising Rates Opportunity 10 ProFund	50,006	54,317	48,970
Rising Rates Opportunity ProFund	156,562	184,543	198,352
Rising U.S. Dollar ProFund	32,380	65,020	35,734
Falling U.S. Dollar ProFund	25,255	17,897	13,959

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) serves as the Funds’ independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. KPMG’s address is Suite 500, 191 West Nationwide Boulevard, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal for each ProFund. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended July 31, 2011, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

Fund	Service Class Paid	Service Class Waived
Bull ProFund	$59,481	$-0-
Mid-Cap ProFund	34,446	-0-
Small-Cap ProFund	40,982	-0-
NASDAQ-100 ProFund	66,181	-0-
Large-Cap Value ProFund	29,789	-0-
Large-Cap Growth ProFund	31,441	-0-
Mid-Cap Value ProFund	32,558	-0-
Mid-Cap Growth ProFund	87,091	-0-
Small-Cap Value ProFund	28,174	-0-
Small-Cap Growth ProFund	65,921	-0-
Europe 30 ProFund	18,751	-0-
UltraBull ProFund	78,977	-0-
UltraMid-Cap ProFund	41,633	-0-
UltraSmall-Cap ProFund	43,195	-0-
UltraDow 30 ProFund	32,481	-0-
UltraNASDAQ-100 ProFund	69,371	-0-
UltraInternational ProFund	20,671	-0-
UltraEmerging Markets ProFund	72,580	-0-
UltraLatin America ProFund	32,151	-0-
UltraChina ProFund .	14,066	-0-
UltraJapan ProFund	4,060	-0-
Bear ProFund	35,037	-0-
Short Small-Cap ProFund	26,495	-0-
Short NASDAQ-100 ProFund	7,941	-0-
UltraBear ProFund	24,662	-0-
UltraShort Mid-Cap ProFund	2,611	-0-
UltraShort Small-Cap ProFund	38,631	-0-
UltraShort Dow 30 ProFund	6,555	-0-

Fund	Service Class Paid	Service Class Waived
UltraShort NASDAQ-100 ProFund	$8,129	$-0-
UltraShort International ProFund	6,122	-0-
UltraShort Emerging Markets ProFund	8,950	-0-
UltraShort Latin America ProFund .	1,640	-0-
UltraShort China ProFund	2,048	-0-
UltraShort Japan ProFund	4,599	-0-
Banks UltraSector ProFund	10,121	-0-
Basic Materials UltraSector ProFund	49,442	-0-
Biotechnology UltraSector ProFund	10,223	-0-
Consumer Goods UltraSector ProFund	5,809	-0-
Consumer Services UltraSector ProFund	7,510	-0-
Financials UltraSector ProFund	8,567	-0-
Health Care UltraSector ProFund	8,869	-0-
Industrials UltraSector ProFund	17,204	-0-
Internet UltraSector ProFund	22,042	-0-
Mobile Telecommunications UltraSector ProFund	4,148	-0-
Oil & Gas UltraSector ProFund	47,946	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	22,657	-0-
Pharmaceuticals UltraSector ProFund	4,784	-0-
Precious Metals UltraSector ProFund	101,325	-0-
Real Estate UltraSector ProFund	35,346	-0-
Semiconductor UltraSector ProFund	4,890	-0-
Technology UltraSector ProFund	22,959	-0-
Telecommunications UltraSector ProFund	6,783	-0-
Utilities UltraSector ProFund	12,324	-0-
Short Oil & Gas ProFund	713	-0-
Short Precious Metals ProFund	4,027	-0-
Short Real Estate ProFund	9,188	-0-

Fund	Service Class Paid	Service Class Waived
U.S. Government Plus ProFund	$89,668	$-0-
Rising Rates Opportunity 10 ProFund	51,851	-0-
Rising Rates Opportunity ProFund	165,216	-0-
Rising U.S. Dollar ProFund	26,162	-0-
Falling U.S. Dollar ProFund	8,856	-0-

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, as amended, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list or otherwise identifying the ProFunds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the ProFunds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a ProFund’s shares or the amount a ProFund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the ProFunds. Dealers may not use sales of the ProFunds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

At the date of this SAI, the Distributor and ProFund Advisors anticipate that Morgan Stanley & Co. Incorporated, First Allied Securities, Wells Fargo and LPL Financial Corporation will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.20% of the total value of ProFund shares held in their respective accounts. The Distributor and ProFund Advisors expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this Statement of Additional Information are not reflected.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a ProFund may use financial firms that sell ProFund shares to effect transactions for the ProFund’s portfolio, the ProFund and ProFund Advisors will not consider the sale of ProFund shares as a factor when choosing financial firms to make those transactions.

DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIREMENT PLANS

The Funds do not accept purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Advisers Act. Specifically, the Funds will not accept, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

	2009	2010	2011
Bull ProFund	$235,365	$132,269	$84,080
Mid-Cap ProFund	11,839	34,943	112,746
Small-Cap ProFund	210,039	82,108	72,630
NASDAQ-100 ProFund	209,049	136,603	123,117
Large-Cap Value ProFund	51,430	28,067	51,102
Large-Cap Growth ProFund	38,854	47,263	35,145
Mid-Cap Value ProFund	16,488	44,349	59,525
Mid-Cap Growth ProFund	11,181	21,228	47,428
Small-Cap Value ProFund	107,124	57,412	38,596
Small-Cap Growth ProFund	30,839	25,408	66,988
Europe 30 ProFund	4,999	15,027	29,869
UltraBull ProFund	163,513	169,936	228,527
UltraMid-Cap ProFund	64,794	141,119	190,658
UltraSmall-Cap ProFund	109,061	74,905	127,650
UltraDow 30 ProFund	36,934	33,045	28,487
UltraNASDAQ-100 ProFund	206,927	262,227	295,506
UltraInternational ProFund	29,225	46,053	85,791
UltraEmerging Markets ProFund	153,829	228,005	145,552
UltraLatin America ProFund	33,928	169,290	103,411
UltraChina ProFund	40,849	72,904	78,867
UltraJapan ProFund	59,139	70,298	56,392
Bear ProFund	294,791	306,695	217,697
Short Small-Cap ProFund	78,812	52,860	34,192
Short NASDAQ-100 ProFund	24,484	30,794	34,771
UltraBear ProFund	378,670	193,688	206,864
UltraShort Mid-Cap ProFund	16,915	7,611	4,945
UltraShort Small-Cap ProFund	306,968	35,198	30,450
UltraShort Dow 30 ProFund	34,943	24,172	18,005
UltraShort NASDAQ-100 ProFund	124,559	64,095	54,683
UltraShort International ProFund	89,825	34,230	48,165
UltraShort Emerging Markets ProFund	76,334	30,534	28,737

	2009	2010	2011
UltraShort Latin America ProFund	$5,990	$6,196	$7,155
UltraShort China ProFund	6,460	8,375	5,712
UltraShort Japan ProFund	21,784	14,665	8,872
Banks UltraSector ProFund	27,491	41,485	42,927
Basic Materials UltraSector ProFund	101,310	120,842	110,708
Biotechnology UltraSector ProFund	105,629	37,696	24,198
Consumer Goods UltraSector ProFund	5,578	13,341	6,567
Consumer Services UltraSector ProFund	5,169	11,919	9,413
Financials UltraSector ProFund	24,150	23,976	28,161
Health Care UltraSector ProFund	20,734	19,001	20,869
Industrials UltraSector ProFund	7,068	21,082	28,450
Internet UltraSector ProFund	17,794	80,702	94,303
Mobile Telecommunications UltraSector ProFund	8,546	9,803	9,366
Oil & Gas UltraSector ProFund	174,840	138,363	221,362
Oil Equipment, Services & Distribution UltraSector ProFund	43,345	45,354	108,415
Pharmaceuticals UltraSector ProFund	9,663	15,523	10,889
Precious Metals UltraSector ProFund	152,118	140,087	137,586
Real Estate UltraSector ProFund	31,318	48,627	85,947
Semiconductor UltraSector ProFund	16,280	45,144	42,500
Technology UltraSector ProFund	19,480	37,689	25,041
Telecommunications UltraSector ProFund	9,196	7,870	8,702
Utilities UltraSector ProFund	38,073	34,152	43,000
Short Oil & Gas ProFund	32,783	59,111	8,971
Short Precious Metals ProFund	18,680	24,664	34,164
Short Real Estate ProFund	121,364	75,535	41,843
U.S. Government Plus ProFund	180,751	52,840	172,420
Rising Rates Opportunity 10 ProFund	158,728	201,764	169,950
Rising Rates Opportunity ProFund	542,602	671,547	773,927
Rising U.S. Dollar ProFund	93,108	172,406	83,955
Falling U.S. Dollar ProFund	63,390	54,159	44,980

For the fiscal years ended July 31, 2009, July 31, 2010 and July 31, 2011, the Advisor paid, out of its own resources, $246,634, $112,940 and $97,862 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Class Shares and Investor Class Shares and.

All shares of the ProFunds are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. The shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of November 1, 2011, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Funds.

See Appendix B to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds has elected and intends to be taxed each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the ProFund’s taxable year, (i) at least 50% of the fair market value of the ProFund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested (x) in the securities of any one issuer (other than U.S. government securities and the securities of other RICs) or of two or more issuers which the ProFund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each ProFund intends to distribute substantially all such income.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular ProFund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a ProFund’s ability to meet the diversification test in (b) above.

If, in any taxable year, a ProFund were to fail to meet the 90% gross income, diversification, or distribution test described above, the ProFund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a ProFund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify for taxation as a RIC under the Code, the ProFund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. Distributions from a ProFund would not be deductible by the ProFund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the ProFund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a ProFund qualifies as a RIC that is accorded special tax treatment, the ProFund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Each of the ProFunds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses). Investment company taxable income that is retained by a ProFund will be subject to tax at regular corporate rates. If a ProFund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the ProFund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the ProFund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of shares owned by a shareholder of a ProFund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The ProFunds are not required to, and there can be no assurance that a ProFund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year. Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were neither distributed by nor taxed to the ProFund during previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are generally treated as arising on January 1 of the following calendar year. The ProFunds intend generally to make distributions sufficient to avoid application of the excise tax, but there can be no assurance that they will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a ProFund in October, November or December of that year with a record date in such a month and is paid by a ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a ProFund’s net investment income. Instead, potentially subject to certain limitations, a ProFund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the ProFund retains or distributes such gains. If a ProFund has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the ProFund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains.

If a ProFund incurs net capital losses in taxable years beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the previous regime described above. A ProFund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

See the ProFunds’ most recent annual shareholder report for the ProFunds’ available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain – the excess of net long-term capital gains from the sale of investments that a ProFund has owned (or is treated as having owned) for more than one year over net short-term capital losses, in each case determined with reference to any loss carryforrwards – that are properly reported by the ProFund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a ProFund owned (or is treated as having owned) for one year or less will be taxable to shareholders as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Long-term capital gain rates applicable to non-corporate shareholders have been temporarily reduced, in general, to 15% (with a 0% rate applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013 unless Congress enacts legislation providing otherwise.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a ProFund before a shareholder’s investment (and thus were included in the price the shareholder paid for the ProFund shares). Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a ProFund, may qualify for the dividends-received deduction. However, the corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances.

A dividend or Capital Gain Dividend with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a ProFund as an investment through such plans and the precise effect of an investment on their particular situation.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. This provision will expire for taxable years beginning on or after January 1, 2013 unless Congress enacts legislation providing otherwise. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a ProFund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the ProFund’s shares. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

MARKET DISCOUNT

If a ProFund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a ProFund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the ProFund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAPS

Certain contracts (including regulated futures contracts) and certain options (namely, non-equity options and dealer equity options) in which a ProFund invests will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts are treated as ordinary in character (see “Foreign Currency Transactions” below). Also, Section 1256 contracts held by a ProFund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.

The tax treatment of a payment made or received on a swap contract held by a ProFund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by a ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a ProFund in options, futures and forward contracts, swaps, and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a ProFund are treated as ordinary or capital, accelerate the recognition of income or gains to a ProFund and defer or possibly prevent the recognition or use of certain losses by a ProFund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a ProFund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a ProFund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

CONSTRUCTIVE SALES

Under certain circumstances, a ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon a ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the 30th day after the close of a ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as “excess distributions.” Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, all or a portion thereof might have been classified as capital gains. If a ProFund receives an “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not a corresponding amount is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated, and an interest factor will be added to the tax allocated to prior taxable years, as if the tax had been payable in such prior taxable years.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the ProFund generally would be required to include in its gross income its share of the ordinary earnings and net capital gain of the PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a ProFund recognizing income without a corresponding receipt of cash and accordingly require the ProFund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may in turn accelerate the recognition of gain and affect the ProFund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

REAL ESTATE INVESTMENT TRUSTS

A ProFund’s investments in REIT equity securities may result in the ProFund’s receipt of cash in excess of the REIT’s earnings; if the ProFund distributes these amounts, these distributions could constitute a return of capital to ProFund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a ProFund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a ProFund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a ProFund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A ProFund may invest directly or indirectly (through its investment in REITs) in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a ProFund’s income from a REIT or other pass-through entity that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a ProFund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. Dividends paid by REITs generally will not be eligible to be treated as qualified dividend income. As a result, a ProFund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

UNRELATED BUSINESS TAXABLE INCOME

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a ProFund if shares in a ProFund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a ProFund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a ProFund that recognizes excess inclusion income, then the ProFund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholder at the highest federal income tax rate imposed on corporations. The extent to which this IRS guidance remains applicable to CRTs in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a ProFund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the ProFund. The ProFunds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a ProFund.

FOREIGN TAXES

Income received by a ProFund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If a ProFund qualifies as a RIC and if more than 50% of the value of such ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat qualified foreign taxes paid by the ProFund to foreign countries in respect of foreign securities that the ProFund has held for at least the minimum period specified in the Code as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. The ProFunds generally do not anticipate that shareholders will be able to claim a credit or deduction with respect to such foreign taxes.

FOREIGN CURRENCY TRANSACTIONS

Gains or losses attributable to fluctuations in exchange rates that occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from certain Section 1256 contracts as ordinary in character. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If a ProFund’s Section 988 losses exceed other investment company taxable income during a taxable year, the ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, reducing each shareholder’s basis in his or her ProFund shares.

As described above, at least 90% of a ProFund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a ProFund to qualify as a RIC.

Certain of a ProFund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a ProFund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If a ProFund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the ProFund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. In the alternative, if such a difference arises, and the ProFund’s book income is less than its taxable income, the ProFund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding.

The backup withholding tax rate is 28% for amounts paid through December 31, 2012. The backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS. In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a ProFund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

Distributions that are properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign shareholder”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. For distributions with respect to taxable years of the ProFunds beginning before January 1, 2012, however, this tax does not apply and a ProFund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a United States person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the ProFund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by the ProFund in a written notice to shareholders (“short-term capital gain dividends”). The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of a ProFund beginning on or after January 1, 2012 unless Congress enacts legislation providing otherwise. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). Even if the exemptions are extended, each ProFund may opt not to report potentially eligible dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In the case of shares held through an intermediary, the intermediary may withhold even if the ProFund reports all or a portion of a payment as an interest-related or short-term capital gain dividend. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of ProFunds shares who or which is a foreign shareholder has a trade or business in the United States, and dividends from a ProFund are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will in general be subject to U.S. federal income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.

In general, a beneficial holder of shares that is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of a ProFund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met; or (iii) the ProFund shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules described below.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules may apply to distributions to foreign shareholders from any ProFund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules may apply to the sale of shares in any ProFund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs, which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC, if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. A ProFund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. In addition, the special rules discussed in the following paragraph may apply to distributions from a ProFund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically controlled REITs or RICs and (2) not-greater-than-5% interests in publicly traded classes of stock in REITs or RICs. Foreign persons should consult their tax advisors concerning the potential implications of these rules.

In the case of a ProFund that is a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, any distributions from the ProFund (including, in certain cases, distributions made by the ProFund in redemption of its shares) that are attributable to (a) gains realized on the disposition of USRPIs by the ProFund and (b) distributions received by the ProFund from a lower-tier RIC or REIT that the ProFund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the ProFund’s foreign shareholders. Unless Congress enacts tax legislation providing otherwise, on and after January 1, 2012, the “look-through” USRPI treatment for distributions by the ProFund described in (b) above applies only to those distributions that, in turn, are attributable to distributions received by the ProFund from a lower-tier REIT. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the ProFund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the ProFund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the ProFund did not exceed 5% at any time during the prior year), the USRPI distributions generally will be treated as ordinary income (regardless of any reporting by the ProFund that such distribution is a Capital Gain Dividend or short-term capital gain dividend), and the ProFund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such ProFunds also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of ProFund shares.

In addition, a ProFund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must typically file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, such withholding is generally not required with respect to amounts paid in redemption of shares of a ProFund if the ProFund is a domestically controlled USRPHC or, in certain limited cases, if the ProFund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled USRPHCs. The exemption from withholding for redemptions will expire for redemptions made on or after January 1, 2012 unless Congress enacts legislation providing otherwise. If no such legislation is enacted, beginning on January 1, 2012, such withholding is required, without regard to whether a Fund or any RIC in which a Fund invests is domestically controlled.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a ProFund.

CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only preliminary guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by a ProFund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the ProFunds with certifications or other documentation as the ProFunds may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder enters into, and provides certification to the ProFunds of, a valid and timely information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future guidance may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in a ProFund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the ProFund.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS

Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has released the Form 8938 and instructions in draft form. The instructions indicate that shareholders generally will not be required to report their indirect interests in a ProFund’s “specified foreign financial assets” (if any), but this preliminary guidance is subject to change pending the IRS’s release of the finalized Form 8938 and its instructions.

In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a ProFund could be required to report annually their “financial interest” in the ProFund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a ProFund through an intermediary should contact their intermediary, regarding the applicability to them of both of these reporting requirements.

OTHER TAXATION

Distributions with respect to, and proceeds from the sale or redemption of, shares in a ProFund may be subject to state, local, and foreign taxes, depending on each shareholder’s particular situation. Foreign shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (for instance, banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above. Prospective investors should consult their tax advisors for more information about their own tax situations, including possible other federal, state, local, and foreign tax consequences of investing in a Fund.

EQUALIZATION ACCOUNTING

Each ProFund intends to distribute its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of income and gains that a ProFund is required to distribute as dividends to non-redeeming shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions otherwise required to be made to non-redeeming shareholders and the amount of any undistributed income or gains will be reflected in the value of a ProFund’s shares. The total return on a shareholder’s investment will generally not be reduced as a result of a ProFund’s use of this practice. As noted above, investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, a ProFund may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. All pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or the life of a ProFund if it has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class and Service Class Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class and Service Class Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, U.S. Government Plus ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Lehman Brothers, the Financial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE Alternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Inc, the Paris CAC 40, Deutsche Aktien Index, Bank of New York Mellon and The NASDAQ Stock Market, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the NASDAQ-100 ProFund and the UltraNASDAQ-100 ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix C to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York Mellon, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400®,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600®,” “Standard & Poor’s Small-Cap 600,” “S&P 500® Value Index,” “S&P 500® Growth Index,” “S&P Mid-Cap 400® Growth Index,” “S&P Mid-Cap 400® Value Index,” “S&P Small-Cap 600® Growth Index,” and “S&P Small-Cap 600® Value Index” are trademarks of The McGraw-Hill Companies, Inc.. “ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds.” “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the UltraDow 30, UltraShort Dow 30, UltraSector or Inverse Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

•	Consider the needs of the ProFunds or investors in the ProFunds in determining, composing or calculating their indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, investors in the ProFunds or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

•	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

“BNY Mellon,” “The Bank of New York Mellon Emerging Markets 50 ADR Index,” “The Bank of New York Mellon China Select ADR Index,” “The Bank of New York Mellon Latin America 35 ADR” and “The Bank of New York Mellon ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFund Advisors. ProFund Advisors’ trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York Mellon or any of its subsidiaries or affiliates, and none of The Bank of New York Mellon or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between The Bank of New York Mellon, on one hand, and ProFund Advisors, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York Mellon, The Bank of New York Mellon Emerging Markets 50 ADR Index, The Bank of New York Mellon China Select ADR Index, The Bank of New York Mellon Latin America 35 ADR and The Bank of New York Mellon ADR Index, which indexes are determined, composed and calculated by The Bank of New York Mellon without regard to ProFund Advisors or the Indexes’ underlying securities. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK MELLON OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the

Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the Funds or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements for the fiscal year ended July 31, 2011 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by KPMG LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of September 30, 2011

All Companies	Weight
ALCATEL-LUCENT-SPONSORED ADR	2.78%
ARM HOLDINGS PLC-SPONS ADR	4.14%
ASML HOLDING NV-NY REG SHS	3.17%
ASTRAZENECA PLC-SPONS ADR	2.92%
BHP BILLITON PLC-ADR	5.08%
BARCLAYS PLC-SPONS ADR	2.26%
BP PLC-SPONS ADR	3.82%
ANHEUSER-BUSCH INBEV SPN ADR	3.26%
DIAGEO PLC-SPONSORED ADR	2.98%
ENI SPA-SPONSORED ADR	1.89%
ERICSSON (LM) TEL-SP ADR	3.20%
ENSCO PLC-SPON ADR	2.27%
GLAXOSMITHKLINE PLC-SPON ADR	3.33%
HSBC HOLDINGS PLC-SPONS ADR	5.24%
ARCELORMITTAL-NY REGISTERED	1.88%
NOKIA CORP-SPON ADR	1.93%
PHILIPS ELECTRONICS-NY SHR	2.02%
ROYAL DUTCH SHELL PLC-ADR	4.85%
RIO TINTO PLC-SPON ADR	4.02%
SAP AG-SPONSORED ADR	4.16%
SHIRE PLC-ADR	2.97%
SIEMENS AG-SPONS ADR	4.16%
SANOFI-ADR	3.17%
BANCO SANTANDER SA-SPON ADR	3.49%
STATOIL ASA-SPON ADR	2.96%
TELEFONICA SA-SPON ADR	4.15%
TOTAL SA-SPON ADR	3.71%
TENARIS SA-ADR	1.88%
UNILEVER N V -NY SHARES	3.30%
VODAFONE GROUP PLC-SP ADR	4.96%

Eligible countries include Finland, France, Germany, Ireland, Luxembourg, Netherlands, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the ProFunds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of November 1, 2011, the following persons owned 5% or more of the shares of the ProFunds. Persons who own more than 25% of the shares of a ProFund may be deemed to control that ProFund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Banks UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27.52%

Basic Materials UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	31.70%

Bear ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	55.69%

Biotechnology UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	34.39%

	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	25.12%

Consumer Services UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	45.59%

Europe 30 ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27.61%

Falling U.S. Dollar ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	39.49%

Healthcare UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	40.72%

	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	28.13%

Industrials UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	28.22%

Internet UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	25.01%

Large-Cap Growth ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	28.85%

Large-Cap Value ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	51.44%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Mid-Cap ProFund	LPL Financial Corporation One Beacon Street Boston, MA 02108	MA	N/A	38.77%

	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	25.28%

Mid-Cap Growth ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	43.68%

Mid-Cap Value ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	58.59%

Oil & Gas UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	29.62%

	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	26.80%

Oil Equipment Services & Distribution ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	26.50%

Pharmaceuticals UltraSector ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	32.60%

	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	32.73%

Real Estate UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	29.94%

Rising Rates Opportunity ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	28.12%

	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	26.18%

Rising Rates Opportunity 10 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	34.77%

Rising U.S. Dollar ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	33.49%

Semiconductor UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	59.35%

	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	25.88%

Short Oil & Gas ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	33.06%

Short Precious Metals ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	29.36%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Short Real Estate ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	44.60%

Small-Cap ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	45.58%

Small-Cap Growth ProFunds	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	44.50%

Small-Cap Value ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	31.73%

	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	26.16%

Telecommunications UltraSector ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	34.35%

UltraChina ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	36.38%

UltraEmerging Markets ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	33.93%

UltraInternational ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	25.87%

UltraLatin America ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	26.52%

UltraShort Emerging Markets ProFund	Trust Company of America PO Box 6503 Englewood, CO 80155	CO	N/A	26.28%

UltraShort International ProFund	Trust Company of America PO Box 6503 Englewood, CO 80155	CO	N/A	64.06%

UltraBear ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	37.04%

UltraBull ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	38.05%

UltraJapan ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	45.66%

UltraMid-Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	44.00%

UltraNASDAQ-100 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	26.71%

UltraShort Japan ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	51.43%

Utilities UltraSector ProFund	National Financial Services LLC 200 Liberty Street	DE	Fidelity Management & Research Co.	58.58%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
U.S. Government Plus ProFund	Trust Company of America PO Box 6503 Englewood, CO 80155	CO	N/A	47.25%

As of November 1, 2011, to the knowledge of management no person beneficially owned five percent or more of the outstanding shares of a ProFund (or class of shares thereof). Those that owned of record five percent or more of the outstanding shares of a ProFund (or class of shares thereof) as of that date are set forth below:

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
BANKS ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,619,848	34.62%

MAD RIVER RESERVE FUND PO BOX 1459 RICHMOND, VA 23218	635,958	13.59

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	273,053	5.84%

BANKS ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	61,938	45.10%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	16,979	12.36%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	15,580	11.35%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	14,914	10.86%

RONALD LEITHEISER 2204 E 49TH STREET SIOUX FALLS SD 57103	9,615	7.00%

BASIC MATERIALS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	145,445	29.73%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	105,796	21.64%

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	66,945	13.69%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	33,382	6.83%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	24,919	5.01%

BASIC MATERIALS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	22,323	49.58%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	7,932	17.62%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	2,427	5.39%

BEAR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,308,037	58.78%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	350,641	15.76%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	117,123	5.26%

BEAR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	87,300	18.64%

BIOTECHNOLOGY ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	34,426	29.32%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	29,175	23.48%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	18,782	15.12%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	6,378	5.13%

BIOTECHNOLOGY ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	2,600	20.85%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,163	17.34%

JANNEY MONTGOMERY SCOTT LLC 1801 MARKET STREET PHILADELPHIA PA 19103	1,336	10.71%

NTC CO PO BOX 173859 DENVER CO 80217	1,194	9.57%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,003	8.04%

GARY WERNER 21 CRESCENT DRIVE MILFORD CT 06460	780	6.25%

BULL PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	144,809	17.69%

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	141,365	17.27%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	91,518	11.18%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	83,225	10.17%

BULL PROFUND – SERVICE CLASS

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	38,364	23.66%

CONSUMER GOODS ULTRASECTOR PROFUND – INVESTOR CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	21,847	21.86%

JAMES T MAY 1920 E CARMEN STREET TEMPE AZ 85283	20,432	20.44%

THOMAS N CANFIELD 1500 WIGHTMAN STREET PITTSBURGH PA 15217	14,782	14.79%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	10,495.39	22.92%

JOHNNIE CLEMENS MAY 1920 E CARMEN STREET TEMPE AZ 85283	7,593	7.60%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5,821	5.82%

CONSUMER GOODS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	5,897	36.38%

CONSUMER SERVICES ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	19,415	25.03%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	18,093	23.32%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	13,031	16.80%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	8,502	10.96%

WILLIAM E SMITH ALICE A SMITH 2844 GRAYSBY AVENUE SAN PEDRO CA 90732	4,291	5.53%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CONSUMER SERVICES ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	7,318	22.66%

EUROPE 30 PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	174,758	37.66%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	127,002	27.37%

MARK NEUBIESER 20775 PONTIAC AVE SARATOGA CA 95070	30,209	6.51%

FALLING U.S. DOLLAR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	304,913.39	39.72%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	84,529.46	11.01%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	81,612.43	10.63%

RSBCO PO DRAWER 1410 RUSTON LA 712731410	75,466.67	9.83%

FALLING U.S. DOLLAR PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	133,303	35.67%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	77,312	20.69%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	22,269	5.96%

FALLING U.S. DOLLAR PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	3,918	31.68%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	3,389	27.40%

STERNE, AGEE & LEACH, INC 813 SHADES CREEK PARKWAY BIRMINGHAM AL 35209	1,836	14.84%

NTC CO PO BOX 173859 DENVER CO 80217	858	6.94%

FIRST CLEARING LLC ONE NOTH JEFFERSON AVENEUE ST LOUIS MO 63103	746	6.03%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	683	5.52%

FINANCIALS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	5714,859	30.40%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	413,133	21.96%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	275,446	16.64%

ETRADE CLEARING LLC 135 E 57TH STREET NEW YORK NY 10022	196,955	10.47%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	188,373	10.01%

FINANCIALS ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	19,583	22.80%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	11,793	13.73%

HEALTH CARE ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	110,140	37.99%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	84,264	29.07%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	25,110	8.66%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	19,257	6.64%

HEALTH CARE ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	16,046	32.66%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5,348	10.88%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,789	9.75%

INDUSTRIALS ULTRASECTOR PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	58,586	34.63%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	37,551	22.20%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	26,875	15.89%

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	20,000	11.82%

INDUSTRIALS ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,593	31.72%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	933	6.54%

FIRST CLEARING LLC ONE NORTH JEFFERSON AVENUE ST LOUIS MO 63103	753	5.20%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
INTERNET ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	46,063	28.46%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	44,400	27.43%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	18,262	11.28%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	12,811	7.92%

INTERNET ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,439	23.88%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	2,736	14.72%

JOYCE L SOCKS 1 SHAFTSBURY LANE HILTON HEAD SC 29926	1,041	5.60%

A GIFT OF LIFE HEART & LUNG TRANSPLANT 4371 MADISON AVENUE TRUMBULL CT 06611	954	5.13%

LARGE-CAP GROWTH PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	393,470	44.87%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	308,509	35.18%

LARGE-CAP GROWTH PROFUND – SERVICE CLASS
FIRST CLEARING LLC ONE NORTH JEFFERSON AVENUE ST LOUIS MO 63103	12,410	13.46%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	9,854	10.69%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
JAMES C GREEN 107 NORTHLAND FISHERS IN 46038	6,620	7.18%

JOHN R SPILKER 632 SOUTH 400 EAST GREENFIELD IN 46140	5,740	6.23%

LARGE-CAP VALUE PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	278,183	27.99%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	132,372	13.32%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	51,832	5.21%

MID-CAP GROWTH PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	111,444	54.03%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	26,702	12.94%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	15,084	7.66%

MID-CAP VALUE PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	195,933	41.52%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	160,264	33.96%

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	37,623	7.97%

MID-CAP PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	321,627	46.76%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	153,045	22.25%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	136,661	19.87%

MID-CAP PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	4,654	12.69%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	3,640	9.93%

TERRY RAKOCY 585 WESTBERRY LANE BOURBONNAIS IL 60914	1,834	5.00%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	21,168	19.66%

AZRA SHAHEEN KHAN 51 WINDMILL ROAD ARMONK NY 10504	15,368	14.27%

ROBERT C ROSEN 90 HUTCHINSON BLVD SCARSDALE NY 10583	15,258	14.17%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	14,019	13.02%

PARAMOUNT SECURITIES LTD 4 STATE ROAD PMB 506 MEDIA PA 19063	6.925	6.43%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	6,870	6.38%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND – SERVICE CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	3,177	44.89%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,227	17.34%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES ALVIN TURNER 161 WENDY LANE ATHENS GA 30605	1,074	15.18%

CYNTHA F TURNER 161 WENDY LANE ATHENS GA 30605	396	5.59%

NASDAQ-100 PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	190,137	29.81%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	75,960	11.91%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	67,739	10.62%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	54,613	8.56%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	40,772	6.39%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	34,824	5.46%

NASDAQ-100 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	10,178	8.66%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	8,980	7.64%

OIL & GAS ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	380,589	30.22%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	292,417	23.22%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	126,371	10.03%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	94,012	7.47%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	77,022	6.12%

OIL & GAS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	45,127	35.76%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	23,881	18.93%

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	10,552	8.36%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	9,399	7.45%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	7,567	6.00%

OIL EQUIPMENT SERVICES & DISTRIBUTION PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	260,808	25.54%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	197,160	19.31%

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	127,500	12.48%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	106,248	10.40%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	80,824	7.91%

OIL EQUIPMENT SERVICES & DISTRIBUTION PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	27,883	26.46%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	10,712	10.17%

JOYCE L SOCKS 1 SHAFTSBURY LANE HILTON HEAD SC 29926	5,756	5.46%

A GIFT OF LIFE HEART & LUNG TRANSPLANT 4371 MADISON AVENUE TRUMBULL CT 06611	5,278	5.01%

PHARMACEUTICALS PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	337,132	59.41%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	121,535	21.42%

PHARMACEUTICALS PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,333	7.70%

PRECIOUS METALS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	190,904	18.57%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	158,290	15.40%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	69,974	6.81%

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	69,384	6.75%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	65,138	6.34%

PRECIOUS METALS PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	196,067	56.34%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	39,480	11.35%

REAL ESTATE PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	75,881	70.96%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	116,572	10.96%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	53,712	5.05%

REAL ESTATE PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	25,911	42.82%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	12,190	20.15%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	3,499	5.70%

RISING RATES OPPORTUNITY 10 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,177,610	48.19%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	359,265	14.70%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	326,929	13.38%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	179,552	7.35%

RISING RATES OPPORTUNITY 10 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	41,998	32.83%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
JULIE J CIACCIO 10257 W PATTIE STREET BOISE ID 83704	6,936	5.42%

RISING RATES PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	4,579,731	34.20%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	2,609,870	19.49%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,497,065	11.18%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	1,023,741	7.64%

RISING RATES PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	157,200	24.78%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	99,761	15.72%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	76,920	12.12%

RISING U.S. DOLLAR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,885,404	54.50%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	417,962	12.08%

RISING U.S. DOLLAR PROFUND – SERVICE CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNUIAL CO 80155	87,883	42.58%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	57,160	27.70%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	31,877	15.45%

SEMICONDUCTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	160,389	60.26%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	159,034	31.04%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	74,990	14.64%

SEMICONDUCTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	7,386	13.45%

JANNEY MONTGOMERY SCOTT LLC 1801 MARKET STREET PHILADELPHIA PA 19103	3,004	5.47%

SHORT NASDAQ-100 PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	199,847	10.34%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	74,497	15.69%

WILLIAM R SKEETERS 11760 VALLEDALE DRIVE DALLAS TX 75230	44,985	9.47%

SHORT NASDAQ-100 PROFUND – SERVICE CLASS
SOUTHWEST SECURITIES INC 1201 ELM STREET DALLAS TX 75270	8,988	76.87%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	601	5.14%

SHORT OIL & GAS PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	78,779	12.56%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	19,467	12.56%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	13,211	8.52%

VANGUARD MARKETING CORPORATION 100 VANGUARD BOULEVARD MALVERN PA 19355	8,805	5.68%

SHORT OIL & GAS PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,865	71.89%

DAVID A JONES 108 E SPARROWOOD RUN LEXINGTON SC 29072	304	11.71%

SHORT PRECIOUS METALS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	459,120	26.63%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	438,120	25.39%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	264,986	15.36%

FOLIOFN INVESTMENTS INC 8180 GREENSBORO DRIVE MCLEAN VA 22102	91,652	5.31%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	88,182	5.11%

SHORT PRECIOUS METALS PROFUND – SERVICE CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	39,927	47.20%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	20,645	24.41%

MICHAEL R HULTHEN 3372 OLD HICKORY LN MEDINA OH 442568285	10,972	12.97%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SHORT REAL ESTATE PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	412,276	49.90%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	229,265	27.75%

SHORT REAL ESTATE PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	8,451	41.98%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	8,174	40.61%

SHORT SMALL-CAP PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	237,248	44.06%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	55,695	10.34%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	34,790	6.46%

FIRST CLEARING LLC ONE NORTH JEFFERSON AVENUE ST LOUIS MO 63103	30,526	5.67%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	29,571	5.49%

SHORT SMALL-CAP PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	32,503	75.16%

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	6,592	15.24%

SMALL-CAP GROWTH PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	330,743	65.41%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	63,407	12.54%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	35,593	7.04%

SMALL-CAP GROWTH PROFUND – SERVICE CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	5,354	5.97%

SMALL-CAP VALUE PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	258,128	73.28%

NTC CO PO BOX 173859 DENVER CO 80217	22,359	6.35%

SMALL-CAP VALUE PROFUND – SERVICE CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	6,382	8.98%

SMALL-CAP PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	301,959	58.59%

SMALL-CAP PROFUND – SERVICE CLASS
SUSAN J BROOKS 5336 COURTNEY PLACE COLUMBUS OH 43235	26,048	13.64%

WILLIAM L ORSBORN 636 HYATTS ROAD DELAWARE OH 43015	14,533	7.61%

FUHUA LING 136 IMAGES CIRCLE MILPITAS CA 95035	10,540	5.52%

TECHNOLOGY PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	112,942	29.40%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	53,614	13.96%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	48,344	12.59%

VANGUARD MARKETING CORPORATION 100 VANGUARD BOULEVARD MALVERN PA 19355	44,119	11.49%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	28,025	7.30%

TECHNOLOGY PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	10,734	22.39%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,728	9.86%

TELECOMMUNICATIONS PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	69,317	43.83%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	31,679	20.03%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	15,478	9.79%

TELECOMMUNICATIONS PROFUND – SERVICE CLASS
ROBERT N RIDENOUR 4516 FALKIRK BAY OXNARD CA 93035	1,660	11.07%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	1,279	8.54%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,100	7.34%

FIRST CLEARING LLC ONE NORTH JEFFERSON AVENUE ST LOUIS MO 63103	775	5.1%

U.S. GOVERNMENT PLUS PROFUND – INVESTOR CLASS
FIRST CLEARING LLC ONE NORTH JEFFERSON AVENUE ST LOUIS MO 63103	92,286	25.94%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	64,387	18.10%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	41,463	11.66%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	40,165	11.28%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	32,449	9.12%

ULTRADOW 30 PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	112,207	20.82%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	60,050	11.14%

E JAMES KANEY 14347 COFFMAN ROAD FORRESTON IL 61030	56,603	10.50%

ULTRADOW 30 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	56,198	52.49%

NTC CO PO BOX 173859 DENVER CO 80217	7,590	7.09%

FIRST CLEARING LLC ONE NORTH JEFFERSON AVENUE ST LOUIS MO 63103	5,617	5.25%

ULTRABEAR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,207,156	21.74%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,073,277	19.33%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	335,099	6.04%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	289,864	5.22%

ULTRABEAR PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	51,689	33.86%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	26,698	17.49%

BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD JERSEY CITY NJ 07310	22,072	14.46%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	17,850	11.69%

ULTRABULL PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	446,860	27.98%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	357,413	22.38%

ASWAN INVESTMENTS LP 84 WEST SANTA CLARA STREET SAN JOSE CA 95113	249,851	15.64%

ULTRABULL PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	104,368	49.65%

RENAISSANCE CHARITABLE FOUNDATION INC 6100 W 96TH ST STE 105 INDIANAPOLIS IN 462786005	18,444	8.77%

ULTRACHINA PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	485,169	30.89%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	443,143	28.21%

ULTRACHINA PROFUND – SERVICE CLASS

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	43,956	48.68%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	12,836	14.21%

ULTRAEMERGING MARKETS PROFUND – INVESTOR CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	1,705,409	34.19%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,159,693	23.25%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	793,812	15.92%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	341,578	6.85%

ULTRAEMERGING MARKETS PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	168,539	47.64%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	78,192	22.10%

ULTRAINTERNATIONAL PROFUND – INVESTOR CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	1,898,245	65.65%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	394,647	13.65%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	279,952	9.68%

ULTRAINTERNATIONAL PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	112,312	86.85%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	6,740	5.21%

ULTRAJAPAN PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	744,824	36.99%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	398,561	19.79%

ULTRAJAPAN PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	18,048	34.57%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,681	8.97%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	3,885	7.44%

ANDREA MCGRUDER 78 PACIFIC AVENUE LACKAWANNA PA 14218	3,238	6.20%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	2,882	5.52%

ULTRALATIN AMERICA PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	493,779	24.83%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	461,604	23.21%

JOSEPH CHANG 7171 CREST ROAD RANCHO PALOS VERDES CA 90275	112,113	5.64%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	106,043	5.33%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRALATIN AMERICA PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	105,265	44.77%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	56,664	24.10%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	31,664	13.47%

ULTRAMID-CAP PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	252,734	26.62%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	222,760	23.47%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	123,339	12.99%

ETRADE CLEARING LLC 135 E 57TH STREET NEW YORK NY 10022	57,651	6.07%

ULTRAMID-CAP PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	27,200	16.70%

ULTRANASDAQ-100 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,072,655	23.70%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	799,967	17.67%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	593,503	13.11%

ULTRANASDAQ-100 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	72,689	32.82%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	36,376	16.43%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	34,266	15.47%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	20,866	9.42%

ULTRASHORT CHINA PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	341,575	46.68%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	92,442	12.63%

ETRADE CLEARING LLC 135 E 57TH STREET NEW YORK NY 10022	61,579	8.42%

KONSTANTINOS KAGKOURIDIS STEFANOU PADOVA 6 CORFU GREECE 49100	57,672	7.88%

ULTRASHORT CHINA PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	21,398	81.04%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	3,588	13.59%

ULTRASHORT DOW 30 PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	679,832	50.84%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	117,272	8.77%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	98,876	7.39%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	83,707	6.26%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASHORT DOW 30 PROFUND – SERVICE CLASS
SOUTHWEST SECURITIES INC 1201 ELM STREET DALLAS TX 75270	13,887	32.73%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	10,560	24.89%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5,998	14.14%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	3,306	7.79%

STEPHENS INC. 111 CENTER STREET LITTLE ROCK AR 722013507	3,085	7.27%

ULTRASHORT EMERGING MARKETS PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	190,126	33.98%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	154,929	27.69%

WARREN M MERGUERIAN 730 WOODCHUCK LANE TOMS RIVER NJ 08755	51,827	9.26%

ULTRASHORT EMERGING MARKETS PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	15,986	69.52%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	2,428	10.56%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,020	8.78%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,550	6.74%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASHORT INTERNATIONAL PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	855,891	48.80%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	221,547	12.63%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	128,055	7.30%

ULTRASHORT INTERNATIONAL PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	24,021	69.17%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	2,378	6.85%

ULTRASHORT JAPAN PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	25,636	37.15%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	13,275	19.24%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	9,542	13.83%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	4,535	6.57%

ULTRASHORT JAPAN PROFUND – SERVICE CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	541	29.33%

FIRST CLEARING LLC ONE NORTH JEFFERSON AVENUE ST LOUIS MO 63103	533	28.92%

MERRILL LYNCH 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246	206	11.17%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	143	7.73%

DAVID A JONES 108 E SPARROWOOD RUN LEXINGTON SC 29072	113	6.13%

JOHN SHERIFF GRAMLING 231 ANDREW CORLEY ROAD LEXINGTON SC 29072	95	5.15%

BRENDA K JONES 108 E SPARROWOOD RUN LEXINGTON SC 29072	93	5.04%

ULTRASHORT LATIN AMERICA PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	228,625	71.13%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	37,569	11.69%

ULTRASHORT LATIN AMERICA PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,532	39.00%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	786	20.00%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	601	15.31%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	364	9.25%

EMILY J BECK 1015 LAKESHORE WALK MEDINA OH 44256	291	7.40%

ULTRASHORT MID-CAP PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	364,324	30.08%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	170,867	14.11%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	162,977	13.46%

VANGUARD MARKETING CORPORATION 100 VANGUARD BOULEVARD MALVERN PA 19355	82,412	6.80%

BOYCE BERRY 133 NORTH SMITHVILLE ROAD DAYTON OH 45403	81,957	6.77%

ULTRASHORT MID-CAP PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	27,041	37.36%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	18,045	24.93%

LINDA J DYKES 185 LEWTER DRIVE MADISON AL 35758	11,995	16.57%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	8,248	11.39%

USAA INVESTMENT MANAGEMENT 9800 FREDERICKSBURG ROAD SAN ANTONIO TX 78288	4,178	5.77%

ULTRASHORT NASDAQ-100 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	319,935	24.37%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	284,051	21.64%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	82,092	6.25%

ULTRASHORT NASDAQ-100 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	14,778	45.23%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	5,627	17.22%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,518	13.83%

ULTRASHORT SMALL-CAP PROFUND– INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	193,174	15.72%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	132,133	10.75%

WARREN M MERGUERIAN 730 WOODCHUCK LN TOMS RIVER NJ 087552132	96,595	7.86%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	90,853	7.39%

WALTER J ROULAEU 3505 SKYLINE HEIGHTS CT RAPID CITY SD 57701	88,687	7.22%

VANGUARD MARKETING CORPORATION 100 VANGUARD BOULEVARD MALVERN PA 19355	75,852	6.17%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	67,225	5.47%

ULTRASHORT SMALL-CAP PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	72,578	72.63%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	15,214	15.22%

ULTRASMALL-CAP PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	975,027	29.79%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	612,570	18.72%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	210,924	6.44%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASMALL-CAP PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	95,718	57.54%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	12,967	7.80%

UTILITIES ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	357,376	35.90%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	342,631	34.42%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	98,189	9.86%

UTILITIES ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	13,339	16.45%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

The ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Dominion Ratings Services of Canada (DBRS).

AAA — Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA — Superior credit quality. The capacity for the payment of financial obligations is considered high.

Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

C-1

PROFUNDS

PART C

Other Information

ITEM 28. Exhibits

(a)	Amended and Restated Declaration of Trust of ProFunds, dated as of December 14, 2010 (28)

(b)	Bylaws of ProFunds, dated December 14, 2010 (28)

(c)	Not applicable

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between ProFunds and ProFund Advisors LCC, dated as of March 10, 2005 (the “Investment Advisory Agreement”) (2)

(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of September 19, 2007 (18)

(d)(2)	Amended and Restated Investment Advisory Agreement for Cash Management Portfolio, dated as of June 1, 2006, and revised as of January 1, 2007, May 14, 2007 and August 1, 2007 August 1, 2007 (20)

(d)(3)(i)	Amended and Restated Expense Limitation Agreement between ProFunds and ProFund Advisors LLC, dated as of January 1, 2004 and amended as of June 20, 2006 (the “Expense Limitation Agreement”) (15)

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2011 to November 30, 2012 (29)

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2011 to April 30, 2012 (28)

(d)(3)(iv)	Money Market Fund Minimum Yield Agreement between ProFunds and ProFund Advisors LLC, dated as of May 1, 2009 (22)

(d)(3)(v)	Amendment No. 1 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (26)

(d)(3)(vi)	Amendment No. 2 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (28)

(e)(1)	Amended and Restated Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of September 22, 2010 (the “Distribution Agreement”) (27)

(e)(2)	Form of Dealer Agreement with respect to Investor Class Shares (16)

(f)	Not Applicable

(g)(1)(i)	Custody Agreement, dated November 6, 1997 between UMB Bank, N.A. and ProFunds (the “UMB Bank Custody Agreement”) (12)

(g)(1)(ii)	Schedule of Fees for Domestic Custody Services, effective June 1, 2007, under the UMB Bank Custody Agreement (18)

(g)(2)	Form of Foreign Custody Manager Delegation Agreement (6)

(h)(1)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007 (17)

(h)(2)(i)	Administration Agreement between ProFunds and BISYS Fund Services Limited Partnership, dated as of January 1, 2004 and as amended on October 5, 2004, December 15, 2004, June 1, 2005, December 16, 2005, March 14, 2006, June 20, 2006 and December 14, 2006 (the “Administration Agreement”) (17)

(h)(2)(ii)	Amendment dated December 11, 2007 to the Administration Agreement (19)

(h)(2)(iii)	Assignment of Administration Agreement from BISYS Fund Services Limited Partnership to BISYS Fund Services Ohio, Inc. dated July 30, 2007 (18)

(h)(2)(iv)	Amended Administrative Services Agreement between Cash Management Portfolio and Deutsche Investment Americas, Inc., dated as of June 1, 2006 and revised as of October 1, 2007 (20)

(h)(3)(i)	Fund Accounting Agreement between ProFunds and BISYS Fund Services Ohio, Inc., dated as of January 1, 2004 and as amended on December 15, 2004 and March 10, 2005 (the “Fund Accounting Agreement”) (9)

(h)(3)(ii)	Amendment dated December 11, 2007 to the Fund Accounting Agreement (19)

(h)(3)(iii)	Schedule A to the Fund Accounting Agreement, dated as of September 19, 2007 (18)

(h)(4)(i)	Amended and Restated Management Services Agreement between ProFunds and ProFund Advisors LLC, dated as of September 21, 2005 (the “Management Services Agreement”) (11)

(h)(4)(ii)	Schedule A, dated May 1, 2008, to the Management Services Agreement (21)

(h)(5)	Omnibus Fee Agreement with BISYS, dated as of October 28, 1997 (16)

(h)(6)	Form of Fund of Funds Participation Agreement (7)

(h)(7)	Form of Administrative Services Agreement (4)

(i)	Opinion and Consent of Counsel (29)

(j)	Consents of Independent Registered Accounting Firm (29)

(k)	Not Applicable

(l)	Purchase Agreement, dated October 10, 1997, between ProFunds and National Capital Group, Inc. (2)

(m)(1)(i)	Distribution Plan of ProFunds, Relating to the Shares of Each of the ProFunds VP Series Set Forth on Schedule A Thereto, dated October 18, 1999 (the “ProFunds Distribution Plan”) (4)

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006 (17)

(m)(2)	Form of Shareholder Services Agreement for VP Funds of ProFunds (8)

(m)(3)(i)	Amended and Restated Distribution and Service Plan, Adopted Pursuant to Rule 12b-1 on Behalf of the Service Class Shares of ProFunds, dated February 1, 2001, as amended on September 1, 2001 and December 16, 2009 (the “Distribution and Service Plan”) (25)

(m)(3)(ii)	Schedule A, dated as of September 19, 2007, to the Distribution and Service Plan (18)

(m)(4)	Form of Distribution and Shareholder Services Agreement for FINRA Registered Members of ProFunds Distributors, Inc. (16)

(m)(5)	Form of Shareholder Services Agreement for Non-FINRA Members of ProFunds Distributors, Inc. (16)

(n)(1)(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 of ProFunds (the “Multiple Class Plan”) (27)

(o)	Not Applicable

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated September 19, 2011 (29)

(p)(2)	Code of Ethics of Citi Fund Services, Ohio, Inc., dated January 1, 2011 (28)

(p)(3)	Code of Ethics of Deutsche Asset Management, dated as of January 1, 2008 (20)

(q)(1)	Powers of Attorney of Trustees and Officers of Scudder Cash Management Portfolio (9)

(q)(2)(i)	Power of Attorney for Louis M. Mayberg (29)

(q)(2)(ii)	Power of Attorney for Michael Wachs (29)

(q)(2)(iii)	Power of Attorney for Russell S. Reynolds, III (29)

(q)(2)(iv)	Power of Attorney for Michael L. Sapir (29)

(q)(2)(v)	Power of Attorney for Christopher Sabato (29)

(q)(2)(vi)	Power of Attorney for William D. Fertig (29)

(1)	Filed with initial registration statement.
(2)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.
(3)	Previously filed on March 2, 1999 as part of Post-Effective Amendment No. 4 and incorporated by reference herein.
(4)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.
(5)	Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.
(6)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.
(7)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.
(8)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.
(9)	Previously filed on April 29, 2005 as part of Post-Effective Amendment No. 38 and incorporated by reference herein.
(10)	Previously filed on July 27, 2005 as part of Post-Effective Amendment No. 42 and incorporated by reference herein.
(11)	Previously filed on February 24, 2006 as part of Post-Effective Amendment No. 44 and incorporated by reference herein.
(12)	Previously filed on March 28, 2006 as part of Post-Effective Amendment No. 45 and incorporated by reference herein.
(13)	Previously filed on April 26, 2006 as part of Post-Effective Amendment No. 46 and incorporated by reference herein.
(14)	Previously filed on June 30, 2006 as part of Post-Effective Amendment No. 49 and incorporated by reference herein.
(15)	Previously filed on July 26, 2006 as part of Post-Effective Amendment No. 50 and incorporated by reference herein.
(16)	Previously filed on November 27, 2006 as part of Post-Effective Amendment No. 54 and incorporated by reference herein.
(17)	Previously filed on April 30, 2007 as part of Post-Effective Amendment No. 57 and incorporated by reference herein.
(18)	Previously filed on November 30, 2007 as part of Post-Effective Amendment No. 60 and incorporated by reference herein.
(19)	Previously filed on February 5, 2008 as part of Post-Effective Amendment No. 61 and incorporated by reference herein.
(20)	Previously filed on April 29, 2008 as part of Post-Effective Amendment No. 62 and incorporated by reference herein.
(21)	Previously filed on November 26, 2008 as part of Post-Effective Amendment No. 63 and incorporated by reference herein.
(22)	Previously filed on April 29, 2009 as part of Post-Effective Amendment No. 64 and incorporated by reference herein.
(23)	Previously filed on September 29, 2009 as part of Post-Effective Amendment No. 65 and incorporated by reference herein.
(24)	Previously filed on November 24, 2009 as part of Post-Effective Amendment No. 66 and incorporated by reference herein.
(25)	Previously filed on March 1, 2010 as part of Post-Effective Amendment No. 68 and incorporated by reference herein.
(26)	Previously filed on April 30, 2010 as part of Post-Effective Amendment No. 69 and incorporated by reference herein.
(27)	Previously filed on November 26, 2010 as part of Post-Effective Amendment No. 70 and incorporated by reference herein.
(28)	Previously filed on April 29, 2011 as part of Post-Effective Amendment No. 71 and incorporated by reference herein.
(29)	Filed herewith.

ITEM 29. Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 30. Indemnification

ProFunds (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits ProFunds to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and by the Investment Company Act of 1940, as amended. The Declaration of Trust of ProFunds provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses they may incur while defending themselves in proceedings brought against them arising out of (i) their service as officers or trustees of the Trust, or else (ii) their service as officers or trustees of another entity, when serving at the request of such other entity. This indemnification is subject to the following conditions:

(a)	no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b)	officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c)	expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of ProFunds provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 31. Business and Other Connections of Investment Adviser

ProFund Advisors LLC is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Reference is made to the caption “ProFunds Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProFunds Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference. The information as to the directors and officers of ProFund Advisors LLC is set forth in ProFund Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on July 3, 1997 and amended through July 27, 2011.

Information relating to the business and other connections of Deutsche Investment Management Americas, Inc., which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Investment Management Americas, Inc. is hereby incorporated by reference to disclosures in Item 31 of the registration statement of DWS Institutional Funds (File Nos. 33-34079 and 811- 6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 32. Principal Underwriter

Item 32(a)	The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 32(b) Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses are 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI
Michael L. Sapir	Director
William E. Seale	Director
Louis M. Mayberg	Director
Don R. Roberson	President
Amy R. Doberman	Chief Legal Officer
Victor M. Frye	Secretary
Lisa Johnson	Chief Compliance Officer
Kerry T. Moore	Treasurer

Item 32(c) Not Applicable

ITEM 33. Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1)	ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2)	ProFunds Distributors, Inc., 7501 Wisconsin Avenue. Suite 1000, Bethesda, Maryland (records relating to its function as Distributor);

(3)	Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by Citi Fund Services, Ohio, Inc. in its role as administrator, fund accountant and transfer agent); and

(4)	UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each series of the Trust (records relating to its function as Custodian).

ITEM 34. Management Services

Not Applicable

ITEM 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, ProFunds certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on November 28, 2011.

PROFUNDS

/s/ LOUIS M. MAYBERG
Louis M. Mayberg, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ MICHAEL L. SAPIR Michael L. Sapir*	Trustee, Chairman	November 28, 2011

/s/ RUSSELL S. REYNOLDS, III Russell S. Reynolds, III*	Trustee	November 28, 2011

/s/ MICHAEL C. WACHS Michael C. Wachs*	Trustee	November 28, 2011

/s/ WILLIAM D. FERTIG William D. Fertig*	Trustee	November 28, 2011

/s/ LOUIS M. MAYBERG Louis M. Mayberg*	President	November 28, 2011

/s/ CHRISTOPHER E. SABATO Christopher E. Sabato*	Treasurer	November 28, 2011

*By:	/s/ AMY R. DOBERMAN
Amy R. Doberman
As Attorney-in-fact
November 28, 2011

Exhibit Index

ITEM NUMBER	ITEM

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2011 to November 30, 2012
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Registered Accounting Firm
(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated September 19, 2011
(q)(2)(i)	Power of Attorney for Louis M. Mayberg
(q)(2)(ii)	Power of Attorney for Michael Wachs
(q)(2)(iii)	Power of Attorney for Russell S. Reynolds, III
(q)(2)(iv)	Power of Attorney for Michael L. Sapir
(q)(2)(v)	Power of Attorney for Christopher Sabato
(q)(2)(vi)	Power of Attorney for William D. Fertig